As filed with the Securities and Exchange Commission on November 27, 2015
Registration Nos. 333-62270 and 811-10399

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
------------------------
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.  _____
                      Post-Effective Amendment No. 93                    [X]
and/or

REGISTRATION STATEMENT
Under the Investment Company Act Of 1940

                Amendment No. 95            [X]

HENDERSON GLOBAL FUNDS
(Exact Name of Registrant as Specified in Charter)

737 NORTH MICHIGAN AVENUE, SUITE 1700
CHICAGO, ILLINOIS 60611
(Address of Principal Executive Offices, including Zip Code)

Registrant's Telephone Number, Including Area Code:  (312) 397-1122

(Name and Address of Agent for Service)	Copy to:
CHRISTOPHER K. YARBROUGH 737 NORTH MICHIGAN AVENUE, SUITE 1700 CHICAGO, ILLINOIS 60611	CATHY G. O’KELLY VEDDER PRICE P.C. 222 NORTH LASALLE STREET CHICAGO, ILLINOIS 60601

It is proposed that this filing will become effective:  (check appropriate box)

____              immediately upon filing pursuant to paragraph (b); or
__X_              on November 30, 2015 pursuant to paragraph (b); or
____              60 days after filing pursuant to paragraph (a)(1); or
____              on _______ pursuant to paragraph (a)(1); or
____              75 days after filing pursuant to paragraph (a)(2); or
____              on ________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
____              This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Henderson Global Funds
Prospectus
November 30, 2015

All Asset Fund (HGAAX, HGACX, HGAIX, HGARX)

Dividend & Income Builder Fund (HDAVX, HDCVX, HDIVX, HDRVX)

Emerging Markets Fund (HEMAX, HEMCX, HEMIX, HEMRX)

European Focus Fund (HFEAX, HFECX, HFEIX, HFERX)

Global Equity Income Fund (HFQAX, HFQCX, HFQIX, HFQRX)

Global Technology Fund (HFGAX, HFGCX, HFGIX, HFGRX)

High Yield Opportunities Fund (HYOAX, HYOCX, HYOIX, HYORX)

International Long/Short Equity Fund (HLNAX, HLNCX, HLNIX, HLNRX)

International Opportunities Fund (HFOAX, HFOCX, HFORX, HFOIX, HFOSX)

International Select Equity Fund (HSQAX, HSQCX, HSQIX, HSQRX)

Strategic Income Fund (HFAAX, HFACX, HFAIX, HFARX)

Unconstrained Bond Fund (HUNAX, HUNCX, HUNIX, HUNRX)

US Growth Opportunities Fund (HGRAX, HGRCX, HGRIX, HGRRX)

November 30, 2015
Henderson All Asset Fund
Class A Shares | Class C Shares | Class I Shares | Class R6 Shares
HGAAX                                HGACX                                HGAIX                                HGARX
Henderson Dividend & Income Builder Fund
Class A Shares | Class C Shares | Class I Shares | Class R6 Shares
HDAVX                                HDCVX                                HDIVX                                HDRVX
Henderson Emerging Markets Fund
Class A Shares | Class C Shares | Class I Shares | Class R6 Shares
HEMAX                                HEMCX                               HEMIX                                HEMRX
Henderson European Focus Fund
Class A Shares | Class C Shares | Class I Shares | Class R6 Shares
HFEAX                                HFECX                                  HFEIX                               HFERX
Henderson Global Equity Income Fund
Class A Shares | Class C Shares | Class I Shares | Class R6 Shares
HFQAX                                HFQCX                                HFQIX                                HFQRX
Henderson Global Technology Fund
Class A Shares | Class C Shares | Class I Shares | Class R6 Shares
HFGAX                                HFGCX                                HFGIX                                HFGRX
Henderson High Yield Opportunities Fund
Class A Shares | Class C Shares | Class I Shares | Class R6 Shares
HYOAX                                HYOCX                                HYOIX                               HYORX
Henderson International Long/Short Equity Fund
Class A Shares | Class C Shares | Class I Shares | Class R6 Shares
HLNAX                                HLNCX                                HLNIX                                 HLNRX
Henderson International Opportunities Fund
Class A Shares | Class C Shares | Class R Shares | Class I Shares | Class R6 Shares
HFOAX                                HFOCX                                HFORX                              HFOIX                                HFOSX
Henderson International Select Equity Fund
Class A Shares | Class C Shares | Class I Shares | Class R6 Shares
HSQAX                                HSQCX                               HSQIX                                HSQRX
Henderson Strategic Income Fund
Class A Shares | Class C Shares | Class I Shares | Class R6 Shares
HFAAX                                HFACX                                HFAIX                                HFARX
Henderson Unconstrained Bond Fund
Class A Shares | Class C Shares | Class I Shares | Class R6 Shares
HUNAX                               HUNCX                                HUNIX                                HUNRX
Henderson US Growth Opportunities Fund
Class A Shares | Class C Shares | Class I Shares | Class R6 Shares
HGRAX                                HGRCX                               HGRIX                               HGRRX

Prospectus

The Henderson All Asset Fund’s investment objective is to provide total return by investing in a broad range of asset classes. The Henderson Dividend & Income Builder Fund’s investment objective is to seek to provide current income from a portfolio of securities that exceeds the average yield on global stocks, and aims to provide a growing stream of income per share over time. The Dividend & Income Builder Fund’s secondary objective is to seek to provide long-term capital appreciation. The Henderson Emerging Markets Fund’s investment objective is to achieve long-term growth of capital. The Henderson European Focus Fund’s investment objective is to achieve long-term capital appreciation primarily through investment in equities of European companies. The Henderson Global Equity Income Fund’s investment objective is to achieve a high level of current income and, as a secondary objective, steady growth of capital. The Henderson Global Technology Fund’s investment objective is to achieve long-term capital appreciation primarily through investment in equities of technology-related companies. The Henderson High Yield Opportunities Fund’s investment objective is to seek total return with current income as a secondary objective. The Henderson International Long/Short Equity Fund’s investment objective is to achieve long-term capital appreciation.  The Henderson International Opportunities Fund’s investment objective is to achieve long-term capital appreciation primarily through investment in equities of non-US companies. The Henderson International Select Equity Fund’s investment objective is to achieve long-term capital appreciation. The Henderson Strategic Income Fund’s investment objective is to seek total return through current income and capital appreciation. The Henderson Unconstrained Bond Fund’s investment objective is to seek total return through current income and capital appreciation.  The Henderson US Growth Opportunities Fund’s investment objective is to seek long-term capital appreciation.

As with all mutual fund securities, the Securities and Exchange Commission and, in the case of the Henderson Unconstrained Bond Fund, the Commodity Futures Trading Commission does not approve or disapprove these securities or determine whether the information in this prospectus is adequate or accurate. Any representation to the contrary is a criminal offense.

Table of Contents

Fund Summaries
Henderson All Asset Fund	1
Henderson Dividend & Income Builder Fund	9
Henderson Emerging Markets Fund	15
Henderson European Focus Fund	20
Henderson Global Equity Income Fund	25
Henderson Global Technology Fund	30
Henderson High Yield Opportunities Fund	36
Henderson International Long/Short Equity Fund	42
Henderson International Opportunities Fund	48
Henderson International Select Equity Fund	53
Henderson Strategic Income Fund	58
Henderson Unconstrained Bond Fund	64
Henderson US Growth Opportunities Fund	71
Additional Information about Investment Strategies and Risks	75
Management of the Funds	88
Description of Share Classes	92
How to Purchase, Exchange and Redeem Shares	99
Investor Services and Programs	104
Other Information	105
Financial Highlights	108

Fund Summary – Henderson All Asset Fund

Investment Objective

The Henderson All Asset Fund’s (the “Fund”) investment objective is to provide total return by investing in a broad range of asset classes.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge discount on your purchase of Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Henderson Global Funds. More information about these and other discounts is available from your financial professional and in the sections entitled “Sales Charge Reductions – Class A Shares” and “Sales Charge Waivers – Class A Shares” on pages 95–96 of the Fund’s Prospectus and the section entitled “Purchases, Exchanges and Redemption Information” on page 99 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of offering price)	None(a)	1.00%(b)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Management Fees	0.40%	0.40%	0.40%	0.40%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses(c)	0.26%	0.28%	0.23%	0.20%
Acquired Fund Fees and Expenses (d)	0.50%	0.50%	0.50%	0.50%
Total Annual Fund Operating Expenses	1.41%	2.18%	1.13%	1.10%
Fee Waiver and/or Expense Reimbursement (e)	(0.06)%	(0.08)%	(0.03)%	(0.00)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.35%	2.10%	1.10%	1.10%

(a)
A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(b)	A CDSC of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.

(c)
As a new share class as of November 30, 2015, “Other Expenses” for Class R6 Shares have been estimated based on amounts for the current fiscal year to reflect expenses expected to be incurred for its first year of operations.

(d)
Acquired Fund Fees and Expenses are based on the indirect net expenses associated with the Fund’s investments in underlying investment companies. The current fiscal year estimates are based on the underlying fund holdings during the most recent fiscal period and use the net expense ratio in the most recent publicly available financial statements for each underlying fund. Fees and expenses of foreign investment companies may be calculated in a manner that differs from US investment companies. Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in this fee table may not correlate to the expense ratios in the Fund’s financial highlights (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses.

(e)
With respect to investments in affiliated underlying funds, the Fund’s adviser has contractually agreed to reduce or waive the Fund’s management fee to limit the combined management fees paid to the adviser for those assets to the greater of 1.00% or the affiliated underlying fund’s management fee. In addition, the Fund’s adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 0.60% of the Fund’s average daily net assets. The Fund’s Expense Limitation Agreement will remain in effect through July 31, 2020.

As shown above in “Acquired Fund Fees and Expenses,” shareholders of the Fund indirectly bear their pro rata share of the annual operating expenses of the underlying funds. As a result, the investment returns of the Fund will be net of the expenses of the underlying funds. Because the Fund invests in other investment companies, as a shareholder you will pay a higher expense ratio than if you had purchased shares of an underlying fund directly.

Expense Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the applicable class of Fund shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above. The expense example assumes that the adviser’s agreement to waive fees and/or reimburse expenses expires on July 31, 2020. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1-Year	3-Year	5-Year	10-Year
Class A	$ 705	$ 978	$ 1,272	$ 2,141
Class C	$ 313	$ 658	$ 1,129	$ 2,478
Class I	$ 112	$ 350	$ 606	$ 1,360
Class R6	$ 112	$ 350	$ 606	$ 1,340

You would pay the following expenses if you did not redeem your shares:

	1-Year	3-Year	5-Year	10-Year
Class A	$ 705	$ 978	$ 1,272	$ 2,141
Class C	$ 213	$ 658	$ 1,129	$ 2,478
Class I	$ 112	$ 350	$ 606	$ 1,360
Class R6	$ 112	$ 350	$ 606	$ 1,340

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio), except that the Fund generally does not pay transaction costs for shares of open-end mutual funds. An underlying fund may also pay transaction costs when it buys and sells securities. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in a broad range of both traditional asset classes (such as equity and fixed income investments) and alternative asset classes (such as real estate, commodities, currencies, private equity and absolute return strategies). As part of this strategy, the Fund may hold cash and/or invest in money market instruments or cash equivalents. A flexible asset allocation approach will be utilized to invest across asset classes within a risk controlled framework.

Asset allocation decisions will be driven by a process consisting of three key elements: asset selection, diversified portfolio construction and efficient implementation. Risk management is an integral part of decision making and is considered at all stages of the investment process. The Fund will vary its exposure to different asset classes and strategies over time in response to changing market and economic conditions. The level of exposure to various asset classes will be based on the adviser’s assessment of the asset’s potential return, associated volatility and correlation with other assets.

The Fund may seek exposure to the asset classes described above by investing in other investment companies or investment pools, by investing directly in securities and other investments or through the use of derivatives. Such investment companies and investment pools might include, for example, other open-end or closed-end investment companies (including investment companies that concentrate their investments in one or more industries or economic or market sectors), exchange-traded funds (“ETFs”, which are open-end investment companies whose shares may be bought or sold by investors in transactions on major stock exchanges), unit investment trusts, and domestic or foreign private investment pools (including investment companies not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), such as “hedge funds”) or indexes of investment pools. The Fund’s adviser or subadviser may itself manage the Fund’s assets allocated to a particular asset class, either directly or through a mutual fund or other pooled vehicle managed by it, or it may invest the Fund’s assets in other investment companies or private investment pools providing access to specialist management outside of the Henderson organization. The amount and type of the Fund’s investment in a particular asset class, and the amount invested in certain investment companies or investment pools, is limited by law and by tax considerations. The Fund may invest across the maturity range of fixed income securities and expects to invest in fixed income securities.

The Fund’s investment exposure, either through direct investment or through the underlying funds, primarily includes the following types of securities and other financial instruments:

•
Equity securities of US and non-US companies, including in emerging markets. Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, and equity interests in trusts, warrants to purchase equity securities, partnerships, and limited liability companies.

•
Fixed income securities of various types including US government debt securities, US investment grade corporate debt, high yield debt securities or “junk bonds”, mortgage-related and other asset-backed securities, foreign investment grade debt (including developed market government bonds), emerging market debt, international high yield debt, convertible securities, senior loans and cash equivalents.

•
Derivatives. The Fund may engage in exchange-traded or over-the-counter derivative transactions to enhance total return, to gain or limit exposure to equity or credit markets, interest rates or currency exchange rates, and/or as a substitute for the purchase or sale of securities, currencies or certain asset classes directly. The Fund expects to use derivatives principally when seeking to gain or limit exposure to equity markets by using futures contracts on securities indices or by purchasing exchange-traded call or put options on equity indices futures contracts, to gain or limit currency exposure using forward foreign currency contracts, to obtain net long or net negative (short) exposures to selected interest rate, duration or credit risks using a combination of bond or interest rate futures contracts, options on bond or interest rate futures contracts, and interest rate, inflation rate and credit default swap agreements. However, the Fund may also purchase or sell other types of derivatives contracts. There is no stated limit on the Fund’s use of derivatives. At times the Fund may hold a significant amount of cash, money market instruments (which may include investments in one or more money market funds or similar vehicles) or other high-quality, short-term instruments to cover obligations with respect to, or that may result from, the Fund’s investments in futures contracts or securities indices, forward foreign currency contracts, bond or interest rate future contracts or other derivatives.

The Fund or an underlying fund may invest in commodity-related investments. The Fund may invest, without limitation, in securities denominated in foreign currencies and in US dollar-denominated securities of foreign issuers.  In addition, the Fund or an underlying fund may invest in securities issued by smaller companies and in less seasoned issuers, including through initial public offerings and private placements. The Fund or an underlying fund may also enter into repurchase agreements.

Henderson Global Funds has obtained an exemptive order that allows the Fund to invest in affiliated and unaffiliated investment companies in excess of the limits under the 1940 Act, subject to the conditions of the order. The Fund may invest without limitation in any affiliated Fund of the Henderson Global Funds (“Underlying Henderson Funds” and together with unaffiliated underlying funds, “underlying funds”). In addition to investing in the Underlying Henderson Funds, at the discretion of the adviser and/or subadviser and without shareholder approval, the Fund may invest in additional series of Henderson Global Funds created in the future.

Principal Investment Risks

You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund’s investments and therefore the value of the Fund’s shares, as well as the amount of any dividend paid, may fluctuate significantly. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because the Fund may invest to a significant degree in other investment companies, the Fund’s risks are directly related to the risks of the underlying funds in which it invests. The principal risks that could adversely affect the total return on your investment include:

•
Investment Company and Pooled Vehicles Risk.  As a shareholder in an investment company, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the investment company’s expenses, including advisory and administrative fees, and would at the same time continue to pay its own fees and expenses. Where an investment company or pooled investment vehicle offers multiple classes of shares or interests, the Fund will seek to invest in the class with the lowest expenses to the Fund, although there is no guarantee that it will be able to do so. ETFs issue redeemable securities, but because these securities may only be redeemed in kind in significant amounts investors generally buy and sell shares in secondary market transactions on securities exchanges. Investments in other investment companies may be subject to investment limitations. When investing in a closed-end investment company, the Fund may pay a premium above such investment company’s net asset value per share and when the shares are sold, the price received by the Fund may be at a discount to net asset value.

•
Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies.

•
Allocation Risk. The Fund’s investment performance may depend, at least in part, on how its assets are allocated and reallocated among the underlying funds and other investments in which it invests. You could lose money on your investment in the Fund as a result of these allocation decisions. Although the Fund will attempt to invest in a number of different underlying funds and other investments, to the extent that the Fund invests a significant portion of its assets in a single underlying fund, or in a limited number of underlying funds, it will be particularly sensitive to the risks associated with such fund(s) and any investments in which such fund(s) concentrates.

•
Market Risk. The market price of securities or other investments owned by the Fund or an underlying fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

•
Smaller and Less Seasoned Companies Risk. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and, especially in the case of initial public offerings and private placements, their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.

•
Foreign Investments Risk. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes, or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

•
Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

•
Derivatives Risk. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The successful use of derivatives depends on the portfolio managers’ ability to manage these sophisticated instruments, which require investment techniques and risk analysis different from those of other investments. Derivatives involve the risk of mispricing or improper valuation and the prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility and unexpected losses. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market, market segment or asset class, their exposure may not correlate as expected to the performance of such market or asset class thereby causing the Fund to fail to achieve its original purpose for using such derivatives. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the portfolio managers’ potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (instruments not traded on exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. Derivatives may also involve credit and interest rate risks. In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund’s assets are committed to derivatives in general or are invested in a few types of derivatives.

•
Geographic Concentration Risk. To the extent the Fund or underlying funds invest a substantial amount of its or their assets in issuers located in a single country or region, the economic, political, regulatory or other developments or conditions within such country or region will generally have a greater effect on the Fund or underlying funds than they would on a more geographically diversified fund, which may result in greater losses and volatility.

•
Convertible Securities Risk. The Fund or underlying funds may invest in securities that are convertible into preferred and common stocks, and thus, are subject to the risks of investments in both debt and equity securities. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying preferred and common stocks and, therefore, also will react to variations in the general market for equity securities.

•
Warrants Risk. The price, performance and liquidity of warrants to purchase equity securities are typically linked to the underlying stock. These instruments have many characteristics of convertible securities and, similarly, will react to variations in the general market for equity securities.

•
Interest Rate Risk. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. Interest rate risk is the risk that the debt securities will decline in value because of increases in interest rates. Investments in debt securities may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Typically, interest rate changes have a greater effect on the prices of longer-term debt securities than shorter-term debt securities. In addition, during periods of declining interest rates, the issuers of debt securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding debt securities. (This is known as prepayment risk and may reduce the income of the Fund.) During periods of rising interest rates, slower than expected principal payments may extend the average life of certain types of securities. This may lock in a below market interest rate, increase the debt security’s duration and reduce the value of the debt security. (This is known as extension risk.)

•
Credit/Default Risk. Credit risk is the risk that a debt security will decline in price, or the issuer of the security fails to pay interest or principal when due, because the issuer experiences an actual or perceived decline in its financial status.  Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions.  Below investment grade securities are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due, and therefore involve a greater risk of default.

•
High Yield Securities Risk. High yield securities (commonly referred to as “junk bonds”) are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be volatile, and these securities are less liquid than investment grade securities. For these reasons, investments in high yield securities are subject to the following specific risks: increased price sensitivity to changing interest rates and to a deteriorating economic environment; greater risk of loss due to default or declining credit quality; greater likelihood that adverse company specific events will render the issuer unable to make interest and/or principal payments when due; and if a negative perception of the high yield market develops, greater risks that the price and liquidity of high yield securities may be depressed.  The securities ratings provided by Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services and/or Fitch Ratings, Inc. are based on analyses by these rating agencies of the credit quality of the securities, and may not take into account every risk related to whether interest or principal will be timely paid.

•
Inflation/Deflation Risk. Inflation risk is the risk that the assets of the Fund or underlying funds or income from the investments of the Fund or underlying funds may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the portfolio of the Fund or an underlying fund could decline. Deflation risk is the risk that prices throughout the economy may decline over time – the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the portfolio of the Fund or an underlying fund.

•
Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price.  As a result, the Fund or any underlying fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.  Liquidity of individual debt securities varies considerably. High yield debt securities tend to be less liquid than higher-rated securities. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Judgment of the portfolio managers plays a larger role in valuing these investments as compared to valuing more liquid investments.

•
Leverage Risk. Leverage occurs when the Fund or an underlying fund increases its assets available for investment using borrowings, derivatives or similar investments or techniques. The use of leverage may make any change in the Fund’s NAV even greater and thus result in increased volatility of returns. Leverage presents the opportunity for increased net income and capital gains, but also exaggerates the Fund’s risk of loss. There can be no guarantee that the Fund’s leveraging strategy will be successful.

•
Over-the-Counter Risk. Securities traded in over-the-counter markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which the Fund or an underlying fund pays as part of the purchase price.

•
REITs Risk. The Fund or an underlying fund may invest in a real estate investment trust (“REIT”) or a similar foreign investment vehicle, which subjects it to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. In addition, an investment in a REIT is subject to additional risks, such as poor performance by the portfolio manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the US Internal Revenue Code of 1986, as amended (the “Code”), and to the risk of general declines in stock prices. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.

•
Mortgage-Related and Other Asset-Backed Securities Risks. Mortgage-backed securities and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund or an underlying fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund or an underlying fund because the Fund or an underlying fund may have to reinvest that money at the lower prevailing interest rates. Investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

•
Commodity Risk. Investments in commodity-linked derivative instruments may subject the Fund or an underlying fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. In order to qualify for the special tax treatment available to regulated investment companies under Subchapter M of the Code, the Fund must derive at least 90% of its gross income each taxable year from certain specified types of investments. It is currently unclear which types of commodity-linked derivatives fall within these specified investment types. As a result, if the Fund’s income from investments in commodity-linked derivatives were determined not to constitute qualifying income in an amount that, combined with any other non-qualifying income, exceeded the 10% threshold, and if the Fund could not or did not cure the failure, the Fund could fail to qualify for the special tax treatment available to regulated investment companies under the Code and be subject to tax at the fund level, among other things.

•
Infrastructure Investment Risk. Infrastructure-related investments expose the Fund or an underlying fund to potential adverse economic, regulatory, political and other changes affecting such investments. Issuers of securities in infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational, or other events or mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

•
Private Placements and Restricted Securities Risk. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale.  They may include private placement securities that have not been registered under the Securities Act of 1933, as amended, and are generally eligible for sale only to certain eligible investors. Restricted securities may not be listed on an exchange and may have no active trading market and therefore may be considered to be illiquid.  Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund or an underlying fund could find it difficult to sell such securities when the Fund’s adviser or subadviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be difficult to determine the fair value of such securities for purposes of computing the net asset value of the Fund or an underlying fund. The sale of such investments may also be restricted under securities laws.

•
Repurchase Agreements Risk. Repurchase agreements may be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. Investment return on such assets will depend on the counterparties’ willingness and ability to perform their obligations under the repurchase agreements. If the seller of a repurchase agreement defaults, the Fund or any underlying fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest.

•
Private Equity Risk. There are inherent risks in investing in private equity companies, which are vehicles whose principal business is to invest in and lend capital to privately-held companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that private equity investors may not be able to make a fully informed investment decision.  Listed private equity companies may have relatively concentrated investment portfolios consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be adversely impacted by poor performance of a small number of investments or even a single investment, particularly if a company experiences the need to write down an investment.

Performance

The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the Fund’s performance and average annual total returns compared to those of a broad-based securities market index. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.henderson.com, or by calling 866.3HENDERSON (or 866.343.6337).

The annual returns in the bar chart which follow are for the Fund’s Class A shares without reflecting payment of any front-end sales charge; if they did reflect such payment of sales charges, annual returns would be lower.  As of the fiscal year ended July 31, 2015, the Fund had not issued class R6 shares.  Performance information for R6 Shares will be included after the share class has been in operation for one complete calendar year.

During the two-year period ended December 31, 2014, the Fund’s highest and lowest quarterly returns were 3.48% and (1.62)% for the quarters ended December 31, 2013 and June 30, 2013, respectively. The year-to-date return through September 30, 2015 was (2.62)%.

Average Annual Total Return for periods ended December 31, 2014 (including maximum sales charges)	1 Year %	Since Inception %
Class A (Inception March 30, 2012)
Return Before Taxes	(4.38)%	2.22%
Return After Taxes on Distributions	(5.61)%	1.07%
Return After Taxes on Distributions and Sale of Fund Shares	(2.11)%	1.32%
Class C (Inception March 30, 2012)
Return Before Taxes	0.61%	3.63%
Class I (Inception March 30, 2012)
Return Before Taxes	1.67%	4.68%
3-month LIBOR USD (reflects no deductions for fees, expenses or taxes)	0.23%	0.32%
MSCI World Index (reflects no deductions for fees, expenses or taxes)	5.50%	13.24%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class A shares. The after-tax returns of the Class C and I shares will vary from those shown for the Class A shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

Management

Henderson Global Investors (North America) Inc. is the investment adviser of the Fund. Henderson Investment Management Limited is the subadviser of the Fund. The following individuals make up the Fund’s portfolio management team:

•	Bill McQuaker, Co-Head of Multi-Asset, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in 2012.

•	Paul O’Connor, Co-Head of Multi-Asset, Portfolio Manager, has been a member of the Fund’s portfolio management team since 2013.

•	Chris Paine, Director of Asset Allocation, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in 2012.

Purchases and Sales of Fund Shares

The following table illustrates the minimum investment requirements for the Fund’s Class A and Class C shares:

Account Type	Minimum to Open an Account	Minimum Balance
Regular	$500	$500
IRA and Roth IRA	$500	$500
Coverdell Education Savings Account (Educational IRA)	$500	$500
Automatic Investment Plan	$500	$500

Subject to meeting the Class I and Class R6 shares eligibility requirements, please check with your individual consultant, financial intermediary, plan administrator or third party record-keeper for information about the minimum investment requirements that may be imposed by such party. (See “Description of Share Classes.) There is no minimum investment requirement for subsequent purchases of shares of the Fund.

You may purchase, redeem or exchange shares of the Fund on any business day (normally any day the New York Stock Exchange is open). Purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

You may purchase, redeem or exchange Class A, Class C, Class I or Class R6 shares of the Fund through a financial advisor, financial intermediary or directly through the Fund.

Tax Information

The Fund intends to make distributions annually. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax-advantaged account such as a qualified retirement plan. Distributions on investments made through tax-advantaged vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Financial Intermediary Compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Fund Summary – Henderson Dividend & Income Builder Fund

Investment Objective

The Henderson Dividend & Income Builder Fund’s (the “Fund”) investment objective is to seek to provide current income from a portfolio of securities that exceeds the average yield on global stocks, and aims to provide a growing stream of income per share over time. The Fund’s secondary objective is to seek to provide long-term capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge discount on your purchase of Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Henderson Global Funds. More information about these and other discounts is available from your financial professional and in the sections entitled “Sales Charge Reductions – Class A Shares” and “Sales Charge Waivers – Class A Shares” on pages 95–96 of the Fund’s Prospectus and the section entitled “Purchases, Exchanges and Redemption Information” on page 99 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of offering price)	None(a)	1.00%(b)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses(c)	0.46%	0.48%	0.49%	0.43%
Acquired Fund Fees and Expenses (d)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.47%	2.24%	1.25%	1.19%
Fee Waiver and/or Expense Reimbursement (e)	(0.16)%	(0.18)%	(0.19)%	(0.13)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.31%	2.06%	1.06%	1.06%

(a)
A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(b)	A CDSC of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.

(c)
As a new share class as of November 30, 2015, “Other Expenses” for Class R6 Shares have been estimated based on amounts for the current fiscal year to reflect expenses expected to be incurred for its first year of operations.

(d)
Acquired Fund Fees and Expenses are based on the indirect net expenses associated with the Fund’s investments in underlying investment companies. The current fiscal year estimates are based on the underlying fund holdings during the most recent fiscal period and use the net expense ratio in the most recent publicly available financial statements for each underlying fund. Fees and expenses of foreign investment companies may be calculated in a manner that differs from US investment companies. Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in this fee table may not correlate to the expense ratios in the Fund’s financial highlights (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses.

(e)
The Fund’s adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 1.05% of the Fund’s average daily net assets. The Fund’s Expense Limitation Agreement will remain in effect through July 31, 2020.

Expense Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the applicable class of Fund shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above. The expense example assumes that the adviser’s agreement to waive fees and/or reimburse expenses expires on July 31, 2020. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1-Year	3-Year	5-Year	10-Year
Class A	$ 626	$ 894	$ 1,181	$ 2,093
Class C	$ 309	$ 645	$ 1,107	$ 2,492
Class I	$ 108	$ 336	$ 583	$ 1,414

Class R6	$ 108	$ 336	$ 583	$ 1,375

You would pay the following expenses if you did not redeem your shares:

	1-Year	3-Year	5-Year	10-Year
Class A	$ 626	$ 894	$ 1,181	$ 2,093
Class C	$ 209	$ 645	$ 1,107	$ 2,492
Class I	$ 108	$ 336	$ 583	$ 1,414
Class R6	$ 108	$ 336	$ 583	$ 1,375

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in a portfolio of income-producing securities, and at least 50% of its assets in equity securities. For purposes of this Investment strategy, assets of the Fund means net assets plus the amount of any borrowings for Investment purposes.

The Fund will normally invest its assets primarily in dividend-paying equities as well as a range of fixed income securities, including high yield corporate bonds (“junk bonds”), investment grade bonds, sovereign debt from issuers in the US and around the world, unrated bonds and floating rate securities.

In selecting investments, the Fund seeks to invest in securities that the portfolio managers believe offer the potential for growth of income and capital over time. The portfolio managers may shift the Fund’s assets among various types of income-producing securities based on changing market conditions.

For the Fund’s investment in equity securities, the portfolio managers primarily seek to invest in common stocks of companies with attractive long-term business prospects that generate profits and produce attractive levels of dividend income, and which are, in the opinion of the portfolio managers, undervalued or inexpensive relative to other comparable investments. The Fund may also invest in preferred stocks, depository receipts, equity real estate investment trusts (“REITs”), and other equity-related securities.

The Fund may invest in a variety of fixed income securities, including bonds, debt securities and other similar instruments issued by various US and non-US companies, governments or other public sector entities. The Fund may invest in fixed income securities across the maturity range and of any credit quality.

The Fund invests in US and non-US issuers and has no specific policy on the number of different countries in which it will invest but intends to invest in at least three different countries. The Fund may invest in companies domiciled in any country that the portfolio managers believe to be appropriate in pursuit of the Fund’s objectives and may invest in securities of companies or issuers based in and/or economically tied to emerging markets. There is no limitation on the market capitalization range of issuers in which the Fund may invest.  The Fund’s investment in an issuer may be effected through an initial public offering and/or a private placement.

The Fund may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries and may invest up to 15% of its net assets in illiquid securities.

The Fund will generally consider selling a security when, in the portfolio managers’ opinion, there is a risk of significant deterioration in the company’s fundamentals, or there is a change in business strategy or issuer-specific business outlook that affects the original investment case. The Fund will also consider selling a security if, in the portfolio managers’ opinion, a superior investment opportunity arises.

Although the Fund does not have a specific policy regarding the growth/value orientation or market capitalization of the companies in which it invests, the portfolio managers believe that focusing on income-producing equity securities will tend to lead to investments in mid-to-large capitalization “value” stocks with a market capitalization greater than $3 billion (stocks of well-established, undervalued companies that the portfolio managers believe offer the potential for income and long term capital appreciation). The portfolio managers may, however, invest in smaller and less seasoned issuers and in stocks that are considered “growth” stocks.

The Fund may use bank borrowings to increase the amount of money the Fund can invest. This strategy is called leverage. The Fund may borrow money to the extent permissible under the Investment Company Act of 1940, as amended (the “1940 Act”), currently up to 33⅓% of its total assets, including the amount borrowed.

The Fund may engage in derivative transactions to hedge against fluctuations in currency exchange rates.  There are no limits on the extent to which foreign currency hedging may be utilized.

The Fund may engage in exchange-traded or over-the-counter derivative transactions to seek return, to generate income, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of the portfolio, to manage certain investment risks, or as a substitute for the purchase or sale of securities or currencies directly. To the extent derivatives are used, the Fund expects to use them principally when seeking to hedge currency exposure using forward foreign currency contracts, to generate income from option premiums by writing covered call options on individual securities, to gain exposure to equity securities by using futures contracts on securities indices, to gain or limit exposure to equities by purchasing exchange-traded call or put options on individual securities, to obtain net long or net negative (short) exposures to selected interest rate, duration or credit risks using a combination of bond or interest rate futures contracts, options on bond or interest rate futures contracts, and interest rate, inflation rate and credit default swap agreements, However, the Fund may also purchase or sell other types of derivatives contracts. There is no stated limit on the Fund’s use of derivatives.

Principal Investment Risks

You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund’s investments and therefore the value of the Fund’s shares, as well as the amount of any dividend paid, may fluctuate significantly. The Fund may not achieve its investment objectives, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks that could adversely affect the total return on your investment include:

•
Market Risk. The market price of securities or other investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

•
Foreign Investments Risk. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes, or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

•
Smaller and Less Seasoned Companies Risk. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and, especially in the case of initial public offerings and private placements, their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.

•
Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

•
Derivatives Risk. Derivatives involve special risks different from and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The successful use of derivatives depends on the portfolio managers’ ability to manage these sophisticated instruments, which require investment techniques and risk analysis different from those of other investments. Derivatives involve the risk of mispricing or improper valuation and the prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility and unexpected losses. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market, market segment or asset class, their exposure may not correlate as expected to the performance of such market or asset class thereby causing the Fund to fail to achieve its original purpose for using such derivatives. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the portfolio managers’ potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (instruments not traded on exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. Derivatives may also involve credit and interest rate risks. In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund’s assets are committed to derivatives in general or are invested in a few types of derivatives.

•
Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, derivatives or similar investments or techniques. The use of leverage may make any change in the Fund’s net asset value (“NAV”) even greater and thus result in increased volatility of returns. Leverage presents the opportunity for increased net income and capital gains, but also exaggerates the Fund’s risk of loss. There can be no guarantee that the Fund’s leveraging strategy will be successful.

•
Frequent Trading Risk. The Fund’s portfolio turnover rate may be 100% or more. Frequent buying and selling of investments involve higher trading costs and other expenses that may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

•
Geographic Concentration Risk. To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, regulatory or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

•
Interest Rate Risk. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. Interest rate risk is the risk that the debt securities will decline in value because of increases in interest rates. Investments in debt securities may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Typically, interest rate changes have a greater effect on the prices of longer-term debt securities than shorter-term debt securities. In addition, during periods of declining interest rates, the issuers of debt securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding debt securities. (This is known as prepayment risk and may reduce the income of the Fund.) During periods of rising interest rates, slower than expected principal payments may extend the average life of certain types of securities. This may lock in a below market interest rate, increase the debt security’s duration and reduce the value of the debt security. (This is known as extension risk.)

•
Credit/Default Risk. Credit risk is the risk that a debt security will decline in price, or the issuer of the security fails to pay interest or principal when due, because the issuer experiences an actual or perceived decline in its financial status.  Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions.  Below investment grade securities are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due, and therefore involve a greater risk of default.

•
High Yield Securities Risk. High yield securities (commonly referred to as “junk bonds”) are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be volatile, and these securities are less liquid than investment grade securities. For these reasons, investments in high yield securities are subject to the following specific risks: increased price sensitivity to changing interest rates and to a deteriorating economic environment; greater risk of loss due to default or declining credit quality; greater likelihood that adverse company specific events will render the issuer unable to make interest and/or principal payments when due; and if a negative perception of the high yield market develops, greater risks that the price and liquidity of high yield securities may be depressed.  The securities ratings provided by Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services and/or Fitch Ratings, Inc. are based on analyses by these rating agencies of the credit quality of the securities, and may not take into account every risk related to whether interest or principal will be timely paid.

•
Sovereign Debt Risk. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

With respect to the sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis and that has led to defaults and the restructuring of certain indebtedness to the detriment of debt holders. Sovereign debt risk is increased for emerging market issuers.

Performance

The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the Fund’s performance and average annual total returns compared to those of a broad-based securities market index. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.henderson.com, or by calling 866.3HENDERSON (or 866.343.6337).

The annual returns in the bar chart which follow are for the Fund’s Class A shares without reflecting payment of any front-end sales charge; if they did reflect such payment of sales charges, annual returns would be lower.  As of the fiscal year ended July 31, 2015, the Fund had not issued class R6 shares.  Performance information for R6 shares will be included after the share class has been in operation for one complete calendar year.

During the two-year period ended December 31, 2014, the Fund’s highest and lowest quarterly returns were 8.16% and (4.87)% for the quarters ended September 30, 2013, and September 30, 2014, respectively. The year-to-date return through September 30, 2015 was (2.77)%.

Average Annual Total Return for periods ended December 31, 2014 (including maximum sales charges)	1 Year %	Since Inception %
Class A (Inception August 1, 2012)
Return Before Taxes	(4.26)%	9.09%
Return After Taxes on Distributions	(5.25)%	8.12%
Return After Taxes on Distributions and Sale of Fund Shares	(1.65)%	6.88%
Class C (Inception August 1, 2012)
Return Before Taxes	0.10%	10.64%
Class I (Inception August 1, 2012)
Return Before Taxes	1.10%	11.71%
MSCI World Index (reflects no deductions for fees, expenses or taxes)	5.50%	16.85%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class A shares. The after-tax returns of the Class C and I shares will vary from those shown for the Class A shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

Management

Henderson Global Investors (North America) Inc. is the investment adviser of the Fund. Henderson Investment Management Limited is the subadviser of the Fund. The following individuals make up the Fund’s portfolio management team:

•	Alex Crooke, Head of Global Equity Income, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in 2012.

•	Job Curtis, Director of Global Equity Income, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in 2012.

•	Ben Lofthouse, CFA, Portfolio Manager, has been a member of the Fund’s portfolio management team since 2014.

•	Jenna Barnard, CFA, Co-Head of Retail Fixed Income, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in 2012.

•	John Pattullo, Co-Head of Retail Fixed Income, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in 2012.

Purchases and Sales of Fund Shares

The following table illustrates the minimum investment requirements for the Fund’s Class A and Class C shares:

Account Type	Minimum to Open an Account	Minimum Balance
Regular	$500	$500
IRA and Roth IRA	$500	$500
Coverdell Education Savings Account (Educational IRA)	$500	$500
Automatic Investment Plan	$500	$500

Subject to meeting the Class I and Class R6 shares eligibility requirements, please check with your individual consultant, financial intermediary, plan administrator or third party record-keeper for information about the minimum investment requirements that may be imposed by such party. (See “Description of Share Classes.) There is no minimum investment requirement for subsequent purchases of shares of the Fund.

You may purchase, redeem or exchange shares of the Fund on any business day (normally any day the New York Stock Exchange is open). Purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

You may purchase, redeem or exchange Class A, Class C, Class I or Class R6 shares of the Fund through a financial advisor, financial intermediary or directly through the Fund.

Tax Information

The Fund intends to make distributions quarterly. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax-advantaged account such as a qualified retirement plan. Distributions on investments made through tax-advantaged vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Financial Intermediary Compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Fund Summary – Henderson Emerging Markets Fund

Investment Objective

The Henderson Emerging Markets Fund’s (the “Fund”) investment objective is to achieve long-term growth of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge discount on your purchase of Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Henderson Global Funds. More information about these and other discounts is available from your financial professional and in the sections entitled “Sales Charge Reductions – Class A Shares” and “Sales Charge Waivers – Class A Shares” on pages 95–96 of the Fund’s Prospectus and the section entitled “Purchases, Exchanges and Redemption Information” on page 99 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of offering price)	None(a)	1.00%(b)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses (c)	0.88%	0.90%	0.85%	0.77%
Acquired Fund Fees and Expenses (d)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	2.14%	2.91%	1.86%	1.78%
Fee Waiver and/or Expense Reimbursement (e)	(0.34)%	(0.36)%	(0.31)%	(0.23)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.80%	2.55%	1.55%	1.55%

(a)
A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one years of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(b)	A contingent deferred sales charge (“CDSC”) of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.

(c)
As a new share class as of November 30, 2015, “Other Expenses” for Class R6 Shares have been estimated based on amounts for the current fiscal year to reflect expenses expected to be incurred for its first year of operations.

(d)
Acquired Fund Fees and Expenses are based on the indirect net expenses associated with the Fund’s investments in underlying investment companies. The current fiscal year estimates are based on the underlying fund holdings during the most recent fiscal period and use the net expense ratio in the most recent publicly available financial statements for each underlying fund. Fees and expenses of foreign investment companies may be calculated in a manner that differs from US investment companies. Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in this fee table may not correlate to the expense ratios in the Fund’s financial highlights (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses.

(e)
The Fund’s adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 1.54% of the Fund’s average daily net assets. The Fund’s Expense Limitation Agreement will remain in effect through July 31, 2020.

Expense Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the applicable class of Fund shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above. The expense example assumes that the adviser’s agreement to waive fees and/or reimburse expenses expires on July 31, 2020. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1-Year	3-Year	5-Year	10-Year
Class A	$ 747	$ 1,108	$ 1,492	$ 2,757
Class C	$ 358	$ 792	$ 1,353	$ 3,081
Class I	$ 157	$ 488	$ 842	$ 2,032
Class R6	$ 157	$ 488	$ 842	$ 1,983

You would pay the following expenses if you did not redeem your shares:

	1-Year	3-Year	5-Year	10-Year
Class A	$ 747	$ 1,108	$ 1,492	$ 2,757
Class C	$ 258	$ 792	$ 1,353	$ 3,081
Class I	$ 157	$ 488	$ 842	$ 2,032
Class R6	$ 157	$ 488	$ 842	$ 1,983

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 148% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies in emerging market countries. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes. Emerging market countries are all countries represented by the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index and/or those countries considered to be developing by the World Bank, the International Finance Corporation or the United Nations. These countries typically are located in the Asia-Pacific region, Eastern Europe, Central and South America, and Africa.

Emerging market companies are broadly defined to include any company that meets one or more of the following tests:

•	its country of organization, its primary business office and/or the principal trading market of its stock are located in an emerging market country

•           50% or more of its assets are located in emerging market countries

•           50% or more of its revenues are derived from emerging market countries

In addition to the Fund’s main investments, the Fund may invest no more than 20% of its net assets in the securities of issuers in developed market countries.

Fund investment performance will be derived primarily from stock selection. Security selection will be based upon an analysis of a company’s valuations relative to earnings forecasts or other valuation criteria, earnings growth prospects of a company, the quality of a company’s management and the unique competitive advantages of a company.

The Fund generally sells a stock when, in the portfolio manager’s opinion, there is a deterioration in the company’s fundamentals, the company fails to meet performance expectations, the stock achieves its target price, its earnings are disappointing or its revenue growth has slowed. The Fund may also sell a stock if the portfolio manager believes that negative country or regional factors may affect the company’s outlook, in the portfolio manager’s opinion, a superior investment opportunity arises or to meet cash requirements. The portfolio manager anticipates that the Fund will continue to hold securities of companies that grow or expand so long as the portfolio manager believes the securities continue to offer prospects of long-term growth. Some of the Fund’s investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments. The Fund may engage in active and frequent trading to achieve its investment objective.

The Fund may also invest a portion of its assets (i.e., more than 25% of its assets) in issuers in a single country or a limited number of countries and may invest up to 15% of its net assets in illiquid securities.  In addition, the Fund may invest in securities issued by smaller companies and in less seasoned issuers, including through initial public offerings and private placement.

The Fund may engage in derivative transactions to hedge against fluctuations in currency exchange rates.  There are no limits on the extent to which foreign currency hedging may be utilized.

Principal Investment Risks

You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund’s investments and therefore the value of the Fund’s shares, as well as the amount of any dividend paid, may fluctuate significantly. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks that could adversely affect the total return on your investment include:

•
Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

•
Market Risk. The market price of securities or other investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

•
Smaller and Less Seasoned Companies Risk. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and, especially in the case of initial public offerings and private placements, their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.

•
Foreign Investments Risk. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes, or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

•
Derivatives Risk. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The successful use of derivatives depends on the portfolio manager’s ability to manage these sophisticated instruments, which require investment techniques and risk analysis different from those of other investments. Derivatives involve the risk of mispricing or improper valuation and the prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility and unexpected losses. Some derivatives are “leveraged” and therefore will magnify or otherwise increase any investment losses. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market, market segment or asset class, their exposure may not correlate as expected to the performance of such market or asset class thereby causing the Fund to fail to achieve its original purpose for using such derivatives. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the portfolio manager’s potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (instruments not traded on exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. Derivatives may also involve credit and interest rate risks. In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund’s assets are committed to derivatives in general or are invested in a few types of derivatives.

•
Frequent Trading Risk. The Fund’s portfolio turnover rate may be 100% or more. Frequent buying and selling of investments involve higher trading costs and other expenses that may affect the Fund’s performance over time. The Fund may engage in active and frequent trading to achieve its investment objective, and the Fund’s regional rotation strategy may increase the rate of portfolio turnover. High rates of portfolio turnover may result in the realization of short term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

•
Geographic Concentration Risk. To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, regulatory or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

Performance

The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the Fund’s performance and average annual total returns compared to those of a broad-based securities market index. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.henderson.com, or by calling 866.3HENDERSON (or 866.343.6337).

The annual returns in the bar chart which follow are for the Fund’s Class A shares without reflecting payment of any front-end sales charge; if they did reflect such payment of sales charges, annual returns would be lower.  As of the fiscal year ended July 31, 2015, the Fund had not issued Class R6 Shares.  Performance information for R6 shares will be included after the share class has been in operation for one complete calendar year.

During the four-year period ended December 31, 2014, the Fund’s highest and lowest quarterly returns were 23.68% and (24.90)% for the quarters ended March 31, 2012, and September 30, 2011, respectively. The year-to-date return through September 30, 2015 was (9.62)%.

Average Annual Total Return for periods ended December 31, 2014 (including maximum sales charges)	1 Year %	Since Inception %
Class A (Inception December 31, 2010)
Return Before Taxes	(8.58)%	(3.89)%
Return After Taxes on Distributions	(8.58)%	(3.99)%
Return After Taxes on Distributions and Sale of Fund Shares	(4.86)%	(2.91)%
Class C (Inception December 31, 2010)
Return Before Taxes	(3.79)%	(3.19)%
Class I (Inception December 31, 2010)
Return Before Taxes	(2.81)%	(2.22)%
MSCI Emerging Markets Index (reflects no deductions for fees, expenses or taxes)	(1.82)%	(1.76)%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class A shares. The after-tax returns of the Class C and I shares will vary from those shown for the Class A shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

Management

Henderson Global Investors (North America) Inc. is the investment adviser of the Fund. Henderson Investment Management Limited is the subadviser of the Fund. Glen Finegan, Head of Global Emerging Markets Equities, Portfolio Manager, has managed the Fund since March 2015.

Purchases and Sales of Fund Shares

The following table illustrates the minimum investment requirements for the Fund’s Class A and Class C shares:

Account Type	Minimum to Open an Account	Minimum Balance
Regular	$500	$500
IRA and Roth IRA	500	500
Coverdell Education Savings Account (Educational IRA)	500	500
Automatic Investment Plan	500	500

Subject to meeting the Class I and Class R6 shares eligibility requirements, please check with your individual consultant, financial intermediary, plan administrator or third party record-keeper for information about the minimum investment requirements that may be imposed by such party. (See “Description of Share Classes.) There is no minimum investment requirement for subsequent purchases of shares of the Fund.

You may purchase, redeem or exchange shares of the Fund on any business day (normally any day the New York Stock Exchange is open). Purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

You may purchase, redeem or exchange Class A, Class C, Class I or Class R6 shares of the Fund through a financial advisor, financial intermediary or directly through the Fund.

Tax Information

The Fund intends to make distributions annually. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax-advantaged account such as a qualified retirement plan. Distributions on investments made through tax-advantaged vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Financial Intermediary Compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Fund Summary – Henderson European Focus Fund

Investment Objective

The Henderson European Focus Fund’s (the “Fund”) investment objective is to achieve long-term capital appreciation primarily through investment in equities of European companies.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge discount on your purchase of Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Henderson Global Funds. More information about these and other discounts is available from your financial professional and in the sections entitled “Sales Charge Reductions – Class A Shares” and “Sales Charge Waivers – Class A Shares” on pages 95–96 of the Fund’s Prospectus and the section entitled “Purchases, Exchanges and Redemption Information” on page 99 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of offering price)	None (a)	1.00% (b)	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Management Fees	0.89%	0.89%	0.89%	0.89%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses (c)	0.16%	0.20%	0.18%	0.11%
Acquired Fund Fees and Expenses (d)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.31%	2.10%	1.08%	1.01%

(a)
A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one years of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(b)	A CDSC of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.

(c)
As a new share class as of November 30, 2015, “Other Expenses” for Class R6 Shares have been estimated based on amounts for the current fiscal year to reflect expenses expected to be incurred for its first year of operations.

(d)
Acquired Fund Fees and Expenses are based on the indirect net expenses associated with the Fund’s investments in underlying investment companies. The current fiscal year estimates are based on the underlying fund holdings during the most recent fiscal period and use the net expense ratio in the most recent publicly available financial statements for each underlying fund. Fees and expenses of foreign investment companies may be calculated in a manner that differs from US investment companies. Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses.

Expense Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the applicable class of Fund shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1-Year	3-Year	5-Year	10-Year
Class A	$ 700	$ 965	$ 1,250	$ 2,058
Class C	$ 313	$ 656	$ 1,126	$ 2,426
Class I	$ 110	$ 342	$ 593	$ 1,312
Class R6	$ 103	$ 320	$ 555	$ 1,231

You would pay the following expenses if you did not redeem your shares:

	1-Year	3-Year	5-Year	10-Year
Class A	$ 700	$ 965	$ 1,250	$ 2,058
Class C	$ 213	$ 656	$ 1,126	$ 2,426
Class I	$ 110	$ 342	$ 593	$ 1,312
Class R6	$ 103	$ 320	$ 555	$ 1,231

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 75% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of European companies. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes. European companies are broadly defined to include any company that meets one or more of the following tests:

•	its country of organization, its primary business office and/or the principal trading market of its stock are located in Europe

•	50% or more of its assets are located in Europe

•	50% or more of its revenues are derived from Europe

The portfolio manager seeks investments that will increase in value by emphasizing stock selection and may invest in companies of any size, including through initial public offerings and private placements. Stock selection is based on an opportunistic approach which seeks to exploit stock specific criteria described below and particular investment factors in Europe that are expected to drive stock prices. The portfolio manager will invest in both “growth” stocks that the portfolio manager believes are reasonably priced and “value” stocks that are, in the portfolio manager’s opinion, undervalued.

Companies are evaluated using a broad range of criteria, including:

•	a company’s financial strength

•	competitive position in its industry

•	projected future earnings and cash flows

The Fund has no limits on the geographic asset distribution of its investments within Europe. The Fund may invest in companies located in Western European countries such as the United Kingdom, Belgium, Germany, Norway, the Netherlands, Denmark, Switzerland, Finland, Sweden, Portugal, France, Austria, Italy and Spain. If political and economic conditions warrant, the Fund may invest in issuers located in Central and Eastern European countries such as Russia, Bulgaria, the Czech Republic, Turkey and Poland.

Country and sector allocation decisions are driven primarily by the stock selection process. However, in evaluating investment opportunities in various countries and sectors, the portfolio manager will consider:

•	the condition and growth potential of the various economies, industry sectors and securities markets

•	expected levels of inflation

•	government policies influencing business conditions

•	currency and taxation factors

•	other financial, social and political factors that may have an effect on the investment climate of the companies that are located in those markets.

The Fund generally sells a stock when, in the portfolio manager’s opinion, there is a deterioration in the company’s fundamentals, the company fails to meet performance expectations, the stock achieves its target price, its earnings are disappointing or its revenue growth has slowed. The Fund may also sell a stock if the portfolio manager believes that negative country or regional factors may affect the company’s outlook, in the portfolio manager’s opinion, a superior investment opportunity arises or to meet cash requirements. The portfolio manager anticipates that the Fund will continue to hold securities of companies that grow or expand so long as the portfolio manager believes the securities continue to offer prospects of long-term growth. Some of the Fund’s investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.

The Fund may also invest a portion of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries and may invest up to 15% of its net assets in illiquid securities.

The Fund may engage in derivative transactions to hedge against fluctuations in currency exchange rates.  There are no limits on the extent to which foreign currency hedging may be utilized.

The Fund may engage in exchange-traded or over-the-counter derivative transactions to seek return, to generate income, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of the portfolio, to manage certain investment risks, or as a substitute for the purchase or sale of securities or currencies directly. To the extent derivatives are used, the Fund expects to use them principally when seeking to hedge currency exposure using forward foreign currency contracts, to generate income from option premiums by writing covered call options on individual securities, to gain exposure to equity securities by using futures contracts on securities indices, to gain or limit exposure to equities by purchasing exchange-traded call or put options on individual securities, to obtain net long or net negative (short) exposures to selected interest rate, duration or credit risks using a combination of bond or interest rate futures contracts, options on bond or interest rate futures contracts, and interest rate, inflation rate and credit default swap agreements, However, the Fund may also purchase or sell other types of derivatives contracts. There is no stated limit on the Fund’s use of derivatives.

The Fund may engage in active and frequent trading to achieve its investment objective. The Fund does not limit its investments to companies of any particular size and may invest a significant portion of its assets in smaller and less seasoned issuers. However, in an attempt to reduce portfolio risks, the portfolio manager generally will invest across countries, industry groups and/or securities.

Principal Investment Risks

You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund’s investments and therefore the value of the Fund’s shares, as well as the amount of any dividend paid, may fluctuate significantly. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks that could adversely affect the total return on your investment include:

•
Geographic Concentration Risk. Geographic concentration risk is the risk of investing mostly in one geographic region. Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. This vulnerability to factors affecting European investments is significantly greater than it would be for a more geographically diversified fund, and may result in greater losses and volatility. This risk increases to the extent the Fund focuses on issuers in a limited number of countries in Europe. Western Europe has, in certain instances, been susceptible to serious financial hardship, high debt levels and high levels of unemployment. The European Union itself has experienced difficulties in connection with the debt loads of some of its member states. Although Western Europe is developed, recent economic hardship will pose investment risk in neighboring emerging nations.

•
Concentration Risk. At times the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

•
Market Risk. The market price of securities or other investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

•
Smaller and Less Seasoned Companies Risk. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and, especially in the case of initial public offerings and private placements, their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.

•
Foreign Investments Risk. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

•
Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

•
Derivatives Risk. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The successful use of derivatives depends on the portfolio manager’s ability to manage these sophisticated instruments, which require investment techniques and risk analysis different from those of other investments. Derivatives involve the risk of mispricing or improper valuation and the prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility and unexpected losses. Some derivatives are “leveraged” and therefore will magnify or otherwise increase any investment losses. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market, market segment or asset class, their exposure may not correlate as expected to the performance of such market or asset class thereby causing the Fund to fail to achieve its original purpose for using such derivatives. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the portfolio manager’s potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (instruments not traded on exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. Derivatives may also involve credit and interest rate risks. In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund’s assets are committed to derivatives in general or are invested in a few types of derivatives.

•
Frequent Trading Risk. The Fund’s portfolio turnover rate may be 100% or more. Frequent buying and selling of investments involve higher trading costs and other expenses may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

Performance

The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for different calendar periods compared to those of a broad-based securities market index. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.henderson.com, or by calling 866.3HENDERSON (or 866.343.6337).

The annual returns in the bar chart which follow are for the Fund’s Class A shares without reflecting payment of any front-end sales charge; if they did reflect such payment of sales charges, annual returns would be lower.  As of the fiscal year ended July 31, 2015, the Fund had not issued class R6 shares.  Performance information for R6 shares will be included after the share class has been in operation for one complete calendar year.

During the ten-year period ended December 31, 2014, the Fund’s highest and lowest quarterly returns were 40.45% and (32.08)% for the quarters ended June 30, 2009, and September 30, 2008, respectively. The year-to-date return through September 30, 2015 was (0.91)%.

Average Annual Total Returns for periods ended December 31, 2014 (including maximum sales charges)	1 Year %	5 Years %	10 Years %	Since Inception %
Class A (Inception August 31, 2001)
Return Before Taxes	(10.45)%	7.41%	8.98%	15.19%
Return After Taxes on Distributions	(10.67)%	6.91%	7.95%	14.01%
Return After Taxes on Distributions and Sale of Fund Shares	(5.53)%	5.79%	7.23%	12.88%
Class C (Inception August 31, 2001)
Return Before Taxes	(5.71)%	7.85%	8.81%	14.84%
Class I (Inception March 31, 2009)1
Return Before Taxes	(4.73)%	8.99%	9.80%	15.84%
MSCI Europe Index (reflects no deductions for fees, expenses or taxes)	(5.68)%	5.90%	5.20%	6.36%

1
The performance for Class I shares for the period prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class A shares. The after-tax returns of the Class C and I shares will vary from those shown for the Class A shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

Management

Henderson Global Investors (North America) Inc. is the investment adviser of the Fund. Henderson Investment Management Limited is the subadviser of the Fund. Stephen Peak, Director of International Equities, Portfolio Manager, has managed the Fund since inception in 2001.

Purchases and Sales of Fund Shares

The following table illustrates the minimum investment requirements for the Fund’s Class A and Class C shares:

Account Type	Minimum to Open an Account	Minimum Balance
Regular	$500	$500
IRA and Roth IRA	500	500
Coverdell Education Savings Account (Educational IRA)	500	500
Automatic Investment Plan	500	500

Subject to meeting the Class I and Class R6 shares eligibility requirements, please check with your individual consultant, financial intermediary, plan administrator or third party record-keeper for information about the minimum investment requirements that may be imposed by such party. (See “Description of Share Classes.) There is no minimum investment requirement for subsequent purchases of shares of the Fund.

You may purchase, redeem or exchange shares of the Fund on any business day (normally any day the New York Stock Exchange is open). Purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

You may purchase, redeem or exchange Class A, Class C, Class I or Class R6 shares of the Fund through a financial advisor, financial intermediary or directly through the Fund.

Tax Information

The Fund intends to make distributions annually. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax-advantaged account such as a qualified retirement plan. Distributions on investments made through tax-advantaged vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Financial Intermediary Compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Fund Summary – Henderson Global Equity Income Fund

Investment Objective

The Henderson Global Equity Income Fund’s (the “Fund”) investment objective is to achieve a high level of current income and, as a secondary objective, steady growth of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge discount on your purchase of Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Henderson Global Funds. More information about these and other discounts is available from your financial professional and in the sections entitled “Sales Charge Reductions – Class A Shares” and “Sales Charge Waivers – Class A Shares” on pages 95–96 of the Fund’s Prospectus and the section entitled “Purchases, Exchanges and Redemption Information” on page 99 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of offering price)	None (a)	1.00% (b)	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Management Fees	0.69%	0.69%	0.69%	0.69%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses (c)	0.15%	0.17%	0.17%	0.10%
Acquired Fund Fees and Expenses (d)	0.10%	0.10%	0.10%	0.10%
Total Annual Fund Operating Expenses	1.19%	1.96%	0.96%	0.89%

(a)
A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one years of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(b)	A CDSC of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.

(c)
As a new share class as of November 30, 2015, “Other Expenses” for Class R6 Shares have been estimated based on amounts for the current fiscal year to reflect expenses expected to be incurred for its first year of operations.

(d)
Acquired Fund Fees and Expenses are based on the indirect net expenses associated with the Fund’s investments in underlying investment companies. The current fiscal year estimates are based on the underlying fund holdings during the most recent fiscal period and use the net expense ratio in the most recent publicly available financial statements for each underlying fund. Fees and expenses of foreign investment companies may be calculated in a manner that differs from US investment companies. Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses.

Expense Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the applicable class of Fund shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1-Year	3-Year	5-Year	10-Year
Class A	$ 689	$ 930	$ 1,191	$ 1,933
Class C	$ 299	$ 615	$ 1,056	$ 2,283
Class I	$ 98	$ 305	$ 530	$ 1,175
Class R6	$ 91	$ 283	$ 492	$ 1,093

You would pay the following expenses if you did not redeem your shares:

	1-Year	3-Year	5-Year	10-Year
Class A	$ 689	$ 930	$ 1,191	$ 1,933
Class C	$ 199	$ 615	$ 1,056	$ 2,283
Class I	$ 98	$ 305	$ 530	$ 1,175
Class R6	$ 91	$ 283	$ 492	$ 1,093

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 127% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in a portfolio of income-producing equity securities, such as common and preferred dividend-paying stocks. The Fund invests in US and non-US issuers and has no specific policy on the number of different countries in which it will invest but intends to invest in at least three different countries. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes.

In selecting investments, the portfolio managers primarily seek to identify companies with attractive long-term business prospects that generate cash and produce attractive levels of dividend income, and which are, in the opinion of the portfolio managers, undervalued or inexpensive relative to other similar investments. Security selection will be based upon an analysis of a broad range of appropriate value metrics, including price to earnings ratios, valuation relative to asset values, and a particular focus on cash flow generation and ability to service growing dividend streams in the medium term.

For its investments in common stocks, the Fund seeks to invest in securities that the portfolio managers believe have the potential for growth of income and capital over time. The portfolio managers may shift the Fund’s assets among various types of income-producing securities based on changing market conditions. The Fund may also invest in fixed income securities (including non-investment grade), derivatives, equity real estate investment trusts (“REITs”) and preferred stocks. The Fund may invest across the maturity range of fixed income securities.

Although the Fund does not have a specific policy regarding the growth/value orientation or market capitalization of the companies in which it invests, the portfolio managers believe that focusing on income-producing equity securities will tend to lead to investments in mid-to-large capitalization “value” stocks with a market capitalization greater than $3 billion (stocks of well-established, undervalued companies that the portfolio managers believe offer the potential for income and long term capital appreciation). The portfolio managers may, however, invest in smaller and less seasoned issuers, including through initial public offerings and private placements, and in stocks that are considered “growth” stocks.

The Fund may seek to enhance the level of dividend income it receives by engaging in regional rotation trading. In a regional rotation trade, the Fund would sell a stock that has declared its dividend and no longer trades with an entitlement to the dividend, and purchase a stock in another region that is about to declare a dividend within the next two months (also known as a dividend capture strategy). By entering into a series of such trades, the Fund could augment the amount of dividend income it receives over the course of a year.

The Fund has no limits on the geographic asset distribution of its investments, but the Fund does not expect to invest more than 25% of its assets in securities of companies based in emerging markets. The Fund may invest in companies domiciled in any country that the portfolio managers believe to be appropriate to the Fund’s objectives. The Fund may also invest a portion of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries and may invest up to 15% of its net assets in illiquid securities. The Fund has no specific capitalization range for foreign companies in which it will invest. The capitalization range for foreign companies will vary over time depending on the portfolio managers’ ongoing assessment of market opportunities for the Fund.

The Fund will generally consider selling a security when, in the portfolio managers’ opinion, there is a risk of significant deterioration in the company’s fundamentals, or there is a change in business strategy or issuer-specific business outlook that affects the original investment case. The Fund will also consider selling a security if, in the portfolio managers’ opinion, a superior investment opportunity arises. Also, the Fund may consider selling a security as part of the Fund’s regional rotation trading strategy.

The Fund may engage in derivative transactions to hedge against fluctuations in currency exchange rates.  There are no limits on the extent to which foreign currency hedging may be utilized.

The Fund may engage in exchange-traded or over-the-counter derivative transactions to seek return, to generate income, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of the portfolio, to manage certain investment risks, or as a substitute for the purchase or sale of securities or currencies directly. To the extent derivatives are used, the Fund expects to use them principally when seeking to hedge currency exposure using forward foreign currency contracts, to generate income from option premiums by writing covered call options on individual securities, to gain exposure to equity securities by using futures contracts on securities indices, to gain or limit exposure to equities by purchasing exchange-traded call or put options on individual securities, to obtain net long or net negative (short) exposures to selected interest rate, duration or credit risks using a combination of bond or interest rate futures contracts, options on bond or interest rate futures contracts, and interest rate, inflation rate and credit default swap agreements, However, the Fund may also purchase or sell other types of derivatives contracts. There is no stated limit on the Fund’s use of derivatives.

The Fund may engage in active and frequent trading to achieve its investment objective, and the Fund’s regional rotation strategy may increase the rate of portfolio turnover.  In addition, frequently purchasing stocks in a short period prior to the ex-dividend date (the interval between the announcement and the payment of the next dividend) increases the amount of trading costs the Fund will incur and the potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading.  The Fund’s portfolio turnover rate may be 100% or more. The Fund does not limit its investments to companies of any particular size. However, in an attempt to reduce portfolio risks, the portfolio managers generally will invest across countries, industry groups and/or securities.

Principal Investment Risks

You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund’s investments and therefore the value of the Fund’s shares, as well as the amount of any dividend paid, may fluctuate significantly.  The Fund may not achieve its investment objectives and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks that could adversely affect the total return on your investment include:

•
Active Management Risk.  The Fund is actively managed and its performance therefore will reflect, in part, the ability of the mangers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objectives.  Due to its active management, the Fund could under perform its benchmark index and/or other funds with similar investment objects and/or strategies.  The Fund’s strategy of investing in income-producing equity securities involves the risk that such securities may fall out of favor with investors and underperform the market.

•
Market Risk. The market price of securities or other investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

•
Foreign Investments Risk. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes, or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

•
Smaller and Less Seasoned Companies Risk. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and, especially in the case of initial public offerings and private placements, their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.

•
Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

•
Derivatives Risk. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The successful use of derivatives depends on the portfolio managers’ ability to manage these sophisticated instruments, which require investment techniques and risk analysis different from those of other investments. Derivatives involve the risk of mispricing or improper valuation and the prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility and unexpected losses. Some derivatives are “leveraged” and therefore will magnify or otherwise increase any investment losses. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market, market segment or asset class, their exposure may not correlate as expected to the performance of such market or asset class thereby causing the Fund to fail to achieve its original purpose for using such derivatives. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the portfolio managers’ potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. Derivatives also may involve credit and interest rate risks. In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund’s assets are committed to derivatives in general or are invested in a few types of derivatives.

•
Interest Rate Risk. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. Interest rate risk is the risk that the debt securities will decline in value because of increases in interest rates. Investments in debt securities may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Typically, interest rate changes have a greater effect on the prices of longer-term debt securities than shorter-term debt securities. In addition, during periods of declining interest rates, the issuers of debt securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding debt securities. (This is known as prepayment risk and may reduce the income of the Fund.) During periods of rising interest rates, slower than expected principal payments may extend the average life of certain types of securities. This may lock in a below market interest rate, increase the debt security’s duration and reduce the value of the debt security. (This is known as extension risk.)

•
Frequent Trading Risk. The Fund may engage in active and frequent trading to achieve its investment objective, and the Fund’s regional rotation strategy may increase the rate of portfolio turnover.  As a result, the Fund’s portfolio turnover rate may be 100% or more. Frequent buying and selling of investments involve higher trading costs and other expenses that may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

•
Geographic Concentration Risk. To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, regulatory or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

Performance

The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for different calendar periods compared to those of a broad-based securities market index. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.henderson.com, or by calling 866.3HENDERSON (or 866.343.6337).

The annual returns in the bar chart which follows are for the Class A shares without reflecting payment of any front-end sales charge; if they did reflect such payment of sales charges, annual returns would be lower.   As of the fiscal year ended July 31, 2015, the Fund had not issued class R6 shares.  Performance information for R6 shares will be included after the share class has been in operation for one complete calendar year.

During the eight-year period ended December 31, 2014, the Fund’s highest and lowest quarterly returns were 14.41% and (12.96)% for the quarters ended June 30, 2009, and September 30, 2011, respectively. The year-to-date return through September 30, 2015 was (3.61)%.

Average Annual Total Returns for periods ended December 31, 2014 (including maximum sales charges)	1 Year %	5 Year %	Since Inception %
Class A (Inception November 30, 2006)
Return Before Taxes	(7.48)%	6.12%	3.07%
Return After Taxes on Distributions	(8.37)%	5.25%	2.32%
Return After Taxes on Distributions and Sale of Fund Shares	(2.75)%	5.35%	3.00%
Class C (Inception November 30, 2006)
Return Before Taxes	(2.72)%	6.56%	3.04%
Class I (Inception March 31, 2009)1
Return Before Taxes	(1.61)%	7.67%	4.03%
MSCI World Index (reflects no deductions for fees, expenses or taxes)	5.50%	10.81%	4.77%
MSCI World High Dividend Yield Index (reflects no deductions for fees, expenses or taxes)	3.28%	10.08%	4.08%
1
The performance for Class I shares for the period prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class A shares. The after-tax returns of the Class C and I shares will vary from those shown for the Class A shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

Management

Henderson Global Investors (North America) Inc. is the investment adviser of the Fund. Henderson Investment Management Limited is the subadviser of the Fund. The following individuals make up the Fund’s portfolio management team:

•	Alex Crooke, Head of Global Equity Income, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in 2006.

•	Job Curtis, Director of Global Equity Income, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in 2006.

•	Ben Lofthouse, CFA, Portfolio Manager, has been a member of the Fund’s portfolio management team since 2014.

Purchases and Sales of Fund Shares

The following table illustrates the minimum investment requirements for the Fund’s Class A and Class C shares:

Account Type	Minimum to Open an Account	Minimum Balance
Regular	$500	$500
IRA and Roth IRA	500	500
Coverdell Education Savings Account (Educational IRA)	500	500
Automatic Investment Plan	500	500

Subject to meeting the Class I and Class R6 shares eligibility requirements, please check with your individual consultant, financial intermediary, plan administrator or third party record-keeper for information about the minimum investment requirements that may be imposed by such party. (See “Description of Share Classes.) There is no minimum investment requirement for subsequent purchases of shares of the Fund.

You may purchase, redeem or exchange shares of the Fund on any business day (normally any day the New York Stock Exchange is open). Purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

You may purchase, redeem or exchange Class A, Class C, Class I or Class R6 shares of the Fund through a financial advisor, financial intermediary or directly through the Fund.

Tax Information

The Fund intends to make distributions monthly. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax-advantaged account such as a qualified retirement plan. Distributions on investments made through tax-advantaged vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Financial Intermediary Compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Fund Summary – Henderson Global Technology Fund

Investment Objective

The Henderson Global Technology Fund’s (the “Fund”) investment objective is to achieve long-term capital appreciation primarily through investment in equities of technology-related companies.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge discount on your purchase of Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Henderson Global Funds. More information about these and other discounts is available from your financial professional and in the sections entitled “Sales Charge Reductions – Class A Shares” and “Sales Charge Waivers – Class A Shares” on pages 95–96 of the Fund’s Prospectus and the section entitled “Purchases, Exchanges and Redemption Information” on page 99 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of offering price)	None (a)	1.00% (b)	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Management Fees	0.90%	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses (c)	0.19%	0.22%	0.21%	0.13%
Acquired Fund Fees and Expenses (d)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.35%	2.13%	1.12%	1.04%

(a)
A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one years of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(b)	A CDSC of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.

(c)
As a new share class as of November 30, 2015, “Other Expenses” for Class R6 Shares have been estimated based on amounts for the current fiscal year to reflect expenses expected to be incurred for its first year of operations.

(d)
Acquired Fund Fees and Expenses are based on the indirect net expenses associated with the Fund’s investments in underlying investment companies. The current fiscal year estimates are based on the underlying fund holdings during the most recent fiscal period and use the net expense ratio in the most recent publicly available financial statements for each underlying fund. Fees and expenses of foreign investment companies may be calculated in a manner that differs from US investment companies. Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses.

Expense Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the applicable class of Fund shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1-Year	3-Year	5-Year	10-Year
Class A	$ 704	$ 977	$ 1,269	$ 2,100
Class C	$ 316	$ 665	$ 1,142	$ 2,457
Class I	$ 114	$ 354	$ 614	$ 1,358
Class R6	$ 106	$ 329	$ 571	$ 1,265

You would pay the following expenses if you did not redeem your shares:

	1-Year	3-Year	5-Year	10-Year
Class A	$ 704	$ 977	$ 1,269	$ 2,100
Class C	$ 216	$ 665	$ 1,142	$ 2,457
Class I	$ 114	$ 354	$ 614	$ 1,358
Class R6	$ 106	$ 329	$ 571	$ 1,265

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of technology-related companies. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. Technology-related companies are defined as those companies that the portfolio managers believe will benefit significantly from advances or improvements in technology. Technology-related companies include those that are principally engaged in producing, developing, selling, using or distributing technology products, processes or services. Industries likely to be represented in the Fund’s portfolio include, but are not limited to, computers and peripheral products, computer software, electronic systems and components, e-commerce, telecommunications, media, cable and information services, pharmaceuticals, medical devices, biotechnology, Internet and clean energy technology. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes.

The Fund has no limits and no specific policy on the geographic asset distribution of its investments, and has no specific policy on the number of different countries in which it will invest but intends to invest in at least three different countries. The Fund currently invests in US and non-US issuers and may invest in companies domiciled in any country that the portfolio managers believe to be appropriate in light of the Fund’s investment objective.

Although the Fund does not have a specific policy regarding investments in companies of a particular size, the portfolio managers, in an attempt to reduce portfolio risks, will invest generally in companies that have, in the portfolio managers’ view, a more proven track record. The portfolio managers evaluate companies and their potential investment returns based on theme, sector and stock specific characteristics that are driven by bottom-up factors rather than on geographic factors. Country and regional allocation results from stock selection and is secondary to the process.

The Fund generally sells a stock when, in the portfolio managers’ opinion, there is a deterioration in the company’s fundamentals, there is a detrimental change in the competitive environment or the stock achieves its target price. The Fund may also sell a stock if the portfolio managers believe that negative country or regional factors may affect the company’s outlook, in the portfolio managers’ opinion, a superior investment opportunity arises or to meet cash requirements. The portfolio managers anticipate that the Fund will continue to hold securities of companies that grow or expand so long as the portfolio managers believe the securities continue to offer prospects of long-term growth. Some of the Fund’s investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.

The Fund may also invest a portion of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries and may invest up to 15% of its net assets in illiquid securities.

The Fund may engage in exchange-traded or over-the-counter derivative transactions to seek return, to generate income, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of the portfolio, to manage certain investment risks, or as a substitute for the purchase or sale of securities or currencies directly. To the extent derivatives are used, the Fund expects to use them principally when seeking to hedge currency exposure using forward foreign currency contracts, to generate income from option premiums by writing covered call options on individual securities, to gain exposure to equity securities by using futures contracts on securities indices, to gain or limit exposure to equities by purchasing exchange-traded call or put options on individual securities, to obtain net long or net negative (short) exposures to selected interest rate, duration or credit risks using a combination of bond or interest rate futures contracts, options on bond or interest rate futures contracts, and interest rate, inflation rate and credit default swap agreements, However, the Fund may also purchase or sell other types of derivatives contracts. There is no stated limit on the Fund’s use of derivatives.

The Fund may engage in active and frequent trading to achieve its investment objective. The Fund does not limit its investments to companies of any particular size and may invest in smaller and less seasoned companies, including through initial public offerings and private placements. However, in an attempt to reduce portfolio risks, the portfolio managers generally will invest across countries, industry groups and/or securities.

Principal Investment Risks

You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund’s investments and therefore the value of the Fund’s shares, as well as the amount of any dividend paid, may fluctuate significantly. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks that could adversely affect the total return on your investment include:

•
Technology-Related Companies Risk. The Fund may invest in companies related in such a way that they react similarly to certain market pressures. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in the Fund’s portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in the Fund’s portfolio may become rapidly obsolete or have relatively short product cycles. As a result, the Fund’s returns may be considerably more volatile than the returns of a fund that does not invest in similarly related companies.

•
Market Risk. The market price of securities or other investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

•
Smaller and Less Seasoned Companies Risk. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and, especially in the case of initial public offerings and private placements, their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.

•
Foreign Investments Risk. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes, or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

•
Frequent Trading Risk. The Fund’s portfolio turnover rate may be 100% or more. Frequent buying and selling of investments involve higher trading costs and other expenses that may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

•
Geographic Concentration Risk. To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, regulatory or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

•
Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

•
Derivatives Risk. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The successful use of derivatives depends on the portfolio managers’ ability to manage these sophisticated instruments, which require investment techniques and risk analysis different from those of other investments. Derivatives involve the risk of mispricing or improper valuation and the prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility and unexpected losses. Some derivatives are “leveraged” and therefore will magnify or otherwise increase any investment losses. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market, market segment or asset class, their exposure may not correlate as expected to the performance of such market or asset class thereby causing the Fund to fail to achieve its original purpose for using such derivatives. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the portfolio managers’ potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. Derivatives also may involve credit and interest rate risks.  In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund’s assets are committed to derivatives in general or are invested in a few types of derivatives.

Performance

The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for different calendar periods compared to those of a broad-based securities market index. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.henderson.com, or by calling 866.3HENDERSON (or 866.343.6337).

The annual returns in the bar chart which follows are for the Class A shares without reflecting payment of any front-end sales charge; if they did reflect such payment of sales charges, annual returns would be lower.   As of the fiscal year ended July 31, 2015, the Fund had not issued class R6 shares.  Performance information for R6 shares will be included after the share class has been in operation for one complete calendar year.

During the ten-year period ended December 31, 2014, the Fund’s highest and lowest quarterly returns were 24.75% and (21.61)% for the quarters ended June 30, 2009, and December 31, 2008, respectively. The year-to-date return through September 30, 2015 was (1.74)%.

Average Annual Total Returns For Periods Ended December 31, 2014 (including maximum sales charges)	1 Year %	5 Years %	10 Years %	Since Inception %
Class A (Inception August 31, 2001)
Return Before Taxes	(1.22)%	10.61%	8.63%	8.38%
Return After Taxes on Distributions	(4.02)%	9.94%	8.24%	7.94%
Return After Taxes on Distributions and Sale of Fund Shares	1.67%	8.44%	7.06%	6.90%
Class C (Inception August 31, 2001)
Return Before Taxes	4.02%	11.07%	8.45%	8.07%
Class I (Inception March 31, 2009)
Return Before Taxes	5.06%	12.21%	9.44%	8.99%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	13.69%	15.45%	7.67%	6.68%
MSCI AC World IT Index (reflects no deductions for fees, expenses or taxes)	15.73%	12.76%	7.97%	6.33%
1
The performance for Class I shares for the period prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class A shares. The after-tax returns of the Class C and I shares will vary from those shown for the Class A shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

Management

Henderson Global Investors (North America) Inc. is the investment adviser of the Fund. Henderson Investment Management Limited is the subadviser of the Fund. The following individuals make up the Fund’s portfolio management team:

•	Stuart O’Gorman, Director of Technology Investments, Co-Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in 2001.

•	Graeme Clark, Co-Portfolio Manager, has been a member of the Fund’s portfolio management team since 2014.

Purchases and Sales of Fund Shares

The following table illustrates the minimum investment requirements for the Fund’s Class A and Class C shares:

Account Type	Minimum To Open An Account	Minimum Balance
Regular	$500	$500
IRA and Roth IRA	500	500
Coverdell Education Savings Account (Educational IRA)	500	500
Automatic Investment Plan	500	500

Subject to meeting the Class I and Class R6 shares eligibility requirements, please check with your individual consultant, financial intermediary, plan administrator or third party record-keeper for information about the minimum investment requirements that may be imposed by such party. (See “Description of Share Classes.) There is no minimum investment requirement for subsequent purchases of shares of the Fund.

You may purchase, redeem or exchange shares of the Fund on any business day (normally any day the New York Stock Exchange is open). Purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

You may purchase, redeem or exchange Class A, Class C, Class I or Class R6 shares of the Fund through a financial advisor, financial intermediary, or directly through the Fund.

Tax Information

The Fund intends to make distributions annually. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax-advantaged account such as a qualified retirement plan. Distributions on investments made through tax-advantaged vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Financial Intermediary Compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Fund Summary – Henderson High Yield Opportunities Fund

Investment Objective

The Henderson High Yield Opportunities Fund’s (the “Fund”) investment objective is to seek total return with current income as a secondary objective.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge discount on your purchase of Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Henderson Global Funds. More information about these and other discounts is available from your financial professional and in the sections entitled “Sales Charge Reductions – Class A Shares” and “Sales Charge Waivers – Class A Shares” on pages 95–96 of the Fund’s Prospectus and the section entitled “Purchases, Exchanges and Redemption Information” on page 99 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of offering price)	None(a)	1.00%(b)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses (c)	0.48%	0.35%	0.50%	0.50%
Acquired Fund Fees and Expenses (d)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.39%	2.01%	1.16%	1.16%
Fee Waiver and/or Expense Reimbursement (e)	(0.28)%	(0.15)%	(0.30)%	(0.30)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.11%	1.86%	0.86%	0.86%

(a)
A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(b)	A CDSC of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.

(c)
As a new share class as of November 30, 2015, “Other Expenses” for Class R6 Shares have been estimated based on amounts for the current fiscal year to reflect expenses expected to be incurred for its first year of operations.

(d)
Acquired Fund Fees and Expenses are based on the indirect net expenses associated with the Fund’s investments in underlying investment companies. The current fiscal year estimates are based on the underlying fund holdings during the most recent fiscal period and use the net expense ratio in the most recent publicly available financial statements for each underlying fund. Fees and expenses of foreign investment companies may be calculated in a manner that differs from US investment companies. Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in this fee table may not correlate to the expense ratios in the Fund’s financial highlights (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses.

(e)
The Fund’s adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 0.85% of the Fund’s average daily net assets. The Fund’s Expense Limitation Agreement will remain in effect through July 31, 2020.

Expense Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the applicable class of Fund shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above. The expense example assumes that the adviser’s agreement to waive fees and/or reimburse expenses expires on July 31, 2020. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1-Year	3-Year	5-Year	10-Year
Class A	$ 583	$ 812	$ 1,059	$ 1,937
Class C	$ 289	$ 586	$ 1,007	$ 2,273
Class I	$ 88	$ 275	$ 478	$ 1,262
Class R6	$ 88	$ 275	$ 478	$ 1,262

You would pay the following expenses if you did not redeem your shares:

	1-Year	3-Year	5-Year	10-Year
Class A	$ 583	$ 812	$ 1,059	$ 1,937
Class C	$ 189	$ 586	$ 1,007	$ 2,273
Class I	$ 88	$ 275	$ 478	$ 1,262
Class R6	$ 88	$ 275	$ 478	$ 1,262

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 201% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in high yield securities (commonly referred to as “junk bonds”) that are, at the time of purchase, rated below Baa3 by Moody's Investors Service, Inc. (“Moody’s”) or below BBB- by Standard & Poor’s Ratings Services, (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or, if unrated, considered to be of equivalent quality. The Fund seeks to achieve its investment objectives by investing primarily in high yield corporate bonds. The Fund may also invest in other income producing securities and instruments including loans, municipal bonds, mortgage-backed and asset-backed securities, convertible securities, warrants, preferred stocks and common stocks. In selecting bonds, the portfolio manager evaluates the income provided by the bond and the bond’s appreciation potential as well as the issuer’s ability to make income and principal payments. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes

The Fund also may invest in investment-grade fixed income securities, including US and foreign government securities, corporate bonds and collateralized bond obligations. The Fund may invest in debt securities of foreign issuers or denominated in foreign currency, including emerging market countries. The Fund has no requirements as to the range of maturities of the fixed income securities it may invest in or as to the market capitalization of the issuers of those securities.

Other securities in which the Fund may invest include: all types of bonds, debentures, loans, mortgage-related and other asset-backed securities, foreign securities, distressed securities subordinated bank debt, private placements and floating rate notes.

The Fund may use bank borrowings to increase the amount of money the Fund can invest. This strategy is called leverage. The Fund may borrow money to the extent permissible under the Investment Company Act of 1940, as amended (the “1940 Act”), currently up to 33⅓% of its total assets, including the amount borrowed.

The Fund may engage in exchange-traded or over-the-counter derivative transactions to seek return, to generate income, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of the portfolio, to manage certain investment risks, or as a substitute for the purchase or sale of securities or currencies. To the extent derivatives are used, the Fund expects to use them principally when seeking to hedge currency exposure using forward foreign currency contracts, to obtain net long or net negative (short) exposures to selected interest rate, duration or credit risks using a combination of bond or interest rate futures contracts, options on bond or interest rate futures contracts, and interest rate, inflation rate and credit default swap agreements. However, the Fund may also purchase or sell other types of derivatives contracts. There is no stated limit on the Fund’s use of derivatives.

The Fund is classified as a non-diversified mutual fund.  This means that the Fund may invest a relatively high percentage of its assets in a small number of issuers. The Fund may engage in active and frequent trading to achieve its investment objective. The Fund does not limit its investments to companies of any particular size and may invest a significant portion of its assets in smaller and less seasoned issuers.

Principal Investment Risks

You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund’s investments and therefore the value of the Fund’s shares, as well as the amount of any dividend paid, may fluctuate significantly. The Fund may not achieve its investment objectives, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks that could adversely affect the total return on your investment include:

•
High Yield Securities Risk. High yield securities (commonly referred to as “junk bonds”) are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be volatile, and these securities are less liquid than investment grade securities. For these reasons, investments in high yield securities are subject to the following specific risks: increased price sensitivity to changing interest rates and to a deteriorating economic environment; greater risk of loss due to default or declining credit quality; greater likelihood that adverse company specific events will render the issuer unable to make interest and/or principal payments when due; and if a negative perception of the high yield market develops, greater risks that the price and liquidity of high yield securities may be depressed.  The securities ratings provided by Moody’s, S&P and Fitch are based on analyses by these rating agencies of the credit quality of the securities, and may not take into account every risk related to whether interest or principal will be timely paid.

•
Credit/Default Risk. Credit risk is the risk that a debt security will decline in price, or the issuer of the security fails to pay interest or principal when due, because the issuer experiences an actual or perceived decline in its financial status.  Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions.  Below investment grade securities are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due, and therefore involve a greater risk of default.

•
Market Risk. The market price of securities or other investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

•
Issuer Risk. The value of debt securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services. The price of high yield securities tends to reflect individual developments of the issuer to a greater extent than do higher quality securities and is, therefore, more volatile and sensitive to actual or perceived negative developments affecting an issuer.

•
Interest Rate Risk. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. Interest rate risk is the risk that the debt securities will decline in value because of increases in interest rates. Investments in debt securities may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Typically, interest rate changes have a greater effect on the prices of longer-term debt securities than shorter-term debt securities. In addition, during periods of declining interest rates, the issuers of debt securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding debt securities. (This is known as prepayment risk and may reduce the income of the Fund.) During periods of rising interest rates, slower than expected principal payments may extend the average life of certain types of securities. This may lock in a below market interest rate, increase the debt security’s duration and reduce the value of the debt security. (This is known as extension risk.)

•
Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price.  As a result, the Fund or any underlying fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.  Liquidity of individual debt securities varies considerably. High yield debt securities tend to be less liquid than higher-rated securities. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Judgment of the managers plays a larger role in valuing these investments as compared to valuing more liquid investments.

•
Changing Distribution Levels Risk.  The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds.  The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

•
Valuation Risk.  The lack of an active trading market may make it difficult to obtain an accurate price for a security.  If market conditions make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing.  The fair value of securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which particular fair values were used in determining the Fund’s net asset value (“NAV”).  As a result, the Fund’s sale or redemption of its shares at NAV, at a time when securities are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders (see “Other Information – Pricing of Fund Shares” below).

•
Leverage Risk.  Leverage occurs when the Fund increases its assets available for investment using borrowings, derivatives or similar investments or techniques. The use of leverage may make any change in the Fund’s NAV even greater and thus result in increased volatility of returns. Leverage presents the opportunity for increased net income and capital gains, but also exaggerates the Fund’s risk of loss. There can be no guarantee that the Fund’s leveraging strategy will be successful.

•
Bank Loans and Other Direct Indebtedness Risk. The Fund may not receive payment of principal, interest, and other amounts due in connection with bank loans and other direct indebtedness. These payments will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain, in a segregated account, cash or other high-grade debt obligations in an amount sufficient to meet such commitments.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund's rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

•
Highly Leveraged Transactions Risk.  The loans and other securities in which the Fund invests may include highly leveraged transactions whereby the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives.  Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

•
Foreign Investments Risk. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes, or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

•
Derivatives Risk. Derivatives involve special risks different from and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The successful use of derivatives depends on the portfolio manager’s ability to manage these sophisticated instruments, which require investment techniques and risk analysis different from those of other investments. Derivatives involve the risk of mispricing or improper valuation and the prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility and unexpected losses. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market, market segment or asset class, their exposure may not correlate as expected to the performance of such market or asset class thereby causing the Fund to fail to achieve its original purpose for using such derivatives. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the portfolio manager’s potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (instruments not traded on exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. Derivatives may also involve credit and interest rate risks. In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund’s assets are committed to derivatives in general or are invested in a few types of derivatives.

•
Frequent Trading Risk. The Fund’s portfolio turnover rate may be 100% or more. Frequent buying and selling of investments involve higher trading costs and other expenses that may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

•
Non-Diversification Risk. Because the Fund may invest a higher percentage of its assets in a small number of issuers, the Fund is more susceptible to any single economic, political or regulatory event affecting one or more of those issuers than is a diversified fund.

Performance

The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for different calendar periods compared to those of a broad-based securities market index. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.henderson.com, or by calling 866.3HENDERSON (or 866.343.6337).

The annual returns in the bar chart which follows are for the Class A shares without reflecting payment of any front-end sales charge; if they did reflect such payment of sales charges, annual returns would be lower.   As of the fiscal year ended July 31, 2015, the Fund had not issued class R6 shares.  Performance information for R6 shares will be included after the share class has been in operation for one complete calendar year.

During the one-year period ended December 31, 2014, the Fund’s highest and lowest quarterly returns were 3.70% and (2.40)% for the quarters ended March 31, 2014, and September 30, 2014, respectively. The year-to-date return through September 30, 2015 was (0.91)%.

Average Annual Total Returns For Periods Ended December 31, 2014 (including maximum sales charges)	1 Year %	Since Inception %
Class A (Inception April 30, 2013)
Return Before Taxes	(1.66)%	2.68%
Return After Taxes on Distributions	(5.10)%	(0.54)%
Return After Taxes on Distributions and Sale of Fund Shares	(0.87)%	0.62%
Class C (Inception April 30, 2013)
Return Before Taxes	2.48%	4.91%
Class I (Inception April 30, 2013)
Return Before Taxes	3.50%	5.95%
Bank of America Merrill Lynch US High Yield Master II Constrained Index	2.50%	5.06%

Management

Henderson Global Investors (North America) Inc. is the investment adviser of the Fund.  Kevin Loome, CFA, Head of US Credit, Portfolio Manager, has managed the Fund since inception in April 2013.

Purchases and Sales of Fund Shares

The following table illustrates the minimum investment requirements for the Fund’s Class A and Class C shares:

Account Type	Minimum to Open an Account	Minimum Balance
Regular	$500	$500
IRA and Roth IRA	$500	$500
Coverdell Education Savings Account (Educational IRA)	$500	$500
Automatic Investment Plan	$500	$500

Subject to meeting the Class I and Class R6 shares eligibility requirements, please check with your individual consultant, financial intermediary, plan administrator or third party record-keeper for information about the minimum investment requirements that may be imposed by such party. (See “Description of Share Classes.) There is no minimum investment requirement for subsequent purchases of shares of the Fund.

You may purchase, redeem or exchange shares of the Fund on any business day (normally any day the New York Stock Exchange is open). Purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

You may purchase, redeem or exchange Class A, Class C, Class I or Class R6 shares of the Fund through a financial advisor, financial intermediary or directly through the Fund.

Tax Information

The Fund intends to make distributions monthly. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax-advantaged account such as a qualified retirement plan. Distributions on investments made through tax-advantaged vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Financial Intermediary Compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Fund Summary – Henderson International Long/Short Equity Fund

Investment Objective

The Henderson International Long/Short Equity Fund’s (the “Fund”) investment objective is to achieve long-term capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge discount on your purchase of Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Henderson Global Funds. More information about these and other discounts is available from your financial professional and in the sections entitled “Sales Charge Reductions – Class A Shares” and “Sales Charge Waivers – Class A Shares” on pages 95–96 of the Fund’s Prospectus and the section entitled “Purchases, Exchanges and Redemption Information” on page 99 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of offering price)	None(a)	1.00%(b)	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Management Fees	1.25%	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses (c)	6.36%	6.35%	6.32%	6.31%
Acquired Fund Fees and Expenses (d)	0.11%	0.11%	0.11%	0.11%
Dividends and Interest Expenses on Securities Sold Short (e)	2.14%	2.14%	2.14%	2.14%
Total Annual Fund Operating Expenses	10.11%	10.85%	9.82%	9.81%
Fee Waiver and/or Expense Reimbursement (f)	(6.11)%	(6.10)%	(6.07)%	(6.06)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	4.00%	4.75%	3.75%	3.75%

(a)
A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(b)	A CDSC of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.

(c)
As a new share class as of November 30, 2015, “Other Expenses” for Class R6 Shares have been estimated based on amounts for the current fiscal year to reflect expenses expected to be incurred for its first year of operations.

(d)
Acquired Fund Fees and Expenses are based on the indirect net expenses associated with the Fund’s investments in underlying investment companies. The current fiscal year estimates are based on the underlying fund holdings during the most recent fiscal period and use the net expense ratio in the most recent publicly available financial statements for each underlying fund. Fees and expenses of foreign investment companies may be calculated in a manner that differs from US investment companies. Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in this fee table may not correlate to the expense ratios in the Fund’s financial highlights (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses.

(e)
Dividend expense on securities sold short refers to paying the value of dividends to the securities’ lenders.  Interest and brokerage expense on securities sold short arises from the cost to borrow securities to facilitate the trades and the financing, or collateralization, of the short positions. These amounts have been restated to reflect expenses expected to be incurred.

(f)
The Fund’s adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Distribution and/or Service (12b-1) Fees, Acquired Fund Fees and Expenses and Dividends and Interest Expenses on Securities Sold Short) in order to limit total annual ordinary operating expenses to 1.50% of the Fund’s average daily net assets.  The Fund’s Expense Limitation Agreement will remain in effect through July 31, 2020.

Expense Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the applicable class of Fund shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above. The expense example assumes that the adviser’s agreement to waive fees and/or reimburse expenses expires on July 31, 2020. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1-Year	3-Year	5-Year	10-Year
Class A	$ 954	$ 1,723	$ 2,508	$ 6,913
Class C	$ 576	$ 1,430	$ 2,390	$ 7,134
Class I	$ 377	$ 1,146	$ 1,934	$ 6,565
Class R6	$ 377	$ 1,146	$ 1,934	$ 6,561

You would pay the following expenses if you did not redeem your shares:

	1-Year	3-Year	5-Year	10-Year
Class A	$ 954	$ 1,723	$ 2,508	$ 6,913
Class C	$ 476	$ 1,430	$ 2,390	$ 7,134
Class I	$ 377	$ 1,146	$ 1,934	$ 6,565
Class R6	$ 377	$ 1,146	$ 1,934	$ 6,561

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example tables, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 285% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in long and short positions of equity securities issued by, or equity-related derivative instruments providing exposure to, non-US companies from at least three different countries. For these purposes, equity securities include common stocks, preferred stocks, rights, warrants, securities convertible into common stocks, instruments that carry the right to buy common stocks of non-US companies and depositary receipts. Non-US companies are broadly defined to include any issuer that meets one of the following tests:

•	its country of organization, its primary business office or the principal trading market of its stock are located outside of the US

•	50% or more of its assets are located in a country other than the US

•	50% or more of its revenues are derived from outside of the US

In addition to holding equities long and selling equities short, the Fund transacts in certain derivative instruments in order to obtain or amplify its exposure to long and short positions, primarily through the use of single-security equity swap transactions, but may also use futures, options, forward contracts and other derivatives for this purpose. The Fund may also transact in derivative instruments for hedging purposes or to manage risks.

The Fund may invest in securities of companies of any size capitalization, style or sector and may invest in any country, including emerging markets. The Fund may invest in securities denominated in any currency and will invest substantially in securities denominated in foreign currencies.   Under normal circumstances, the Fund intends to engage in derivative transactions to hedge against fluctuations in currency exchange rates but may not always do so.

In selecting investments, the portfolio managers use a fundamental, bottom up approach in an attempt to identify undervalued, overvalued or mispriced stocks. The Fund seeks to invest in long positions of equities that are believed to be undervalued and short positions of equities that are believed to be overvalued or poised to underperform. The Fund will allocate its assets among various regions and countries based on strategic views related to the growth prospects, valuations and pricing associated with international equity regions and sectors. Assets of the Fund are allocated to teams of portfolio managers who have experience with respect to a particular geographic region or sector. A strategic top-down overlay process will be used to manage the Fund’s overall net exposure and provide aggregate portfolio level risk control. The Fund expects to maintain a net long exposure bias in its portfolio but has the ability to have net short exposure.

Security selection will be based upon an analysis of a range of criteria, including: (i) a company’s financial strength; (ii) a company’s competitive position in its industry; (iii) a company’s projected future earnings and cash flows; (iv) a company’s valuations relative to earnings forecasts or other valuation criteria; and (v) the quality of a company’s management.

The Fund will generally consider selling a security or other investment, or cover a short position when, in the portfolio managers’ opinion, there is a risk of significant change in the company’s fundamentals, the company fails to meet performance expectations, the stock achieves its target price or there is a change in business strategy or issuer-specific business outlook that affects the original investment case. The Fund will also consider selling a security or exiting a short position if, in the portfolio managers’ opinion, a superior investment opportunity arises or to meet cash requirements.

The Fund may invest in all types of equity and equity-related securities including, but not limited to, common stocks, preferred stocks, convertible securities, sponsored and unsponsored depositary receipts, rights, warrants, shares of investment companies including exchanged-traded funds (“ETFs”) and equity interests in trusts, partnerships, and limited liability companies. As part of this strategy, the

Fund may also hold cash and/or invest in money market instruments or cash equivalents in order to achieve it investment objective. The Fund may also invest in fixed income securities of US and non-US companies, including below investment grade securities (commonly referred to as “junk bonds”).

The Fund may also invest a portion of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries and may invest up to 15% of its net assets in illiquid securities.  In addition, the Fund may invest in securities issued by smaller companies and in less seasoned issues, including through initial public offerings and private placements.

The Fund may use bank borrowings to increase the amount of money the Fund can invest. This strategy is called leverage. The Fund may borrow money to the extent permissible under the Investment Company Act of 1940, as amended (the “1940 Act”), currently up to 33⅓% of its total assets, including the amount borrowed.

The Fund may engage in exchange-traded or over-the-counter (“OTC”) derivative transactions for purposes of speculation to seek return, to hedge against fluctuations in securities prices or currency exchange rates, to manage certain investment risks, or as a substitute for the purchase or sale of securities or currencies directly. The Fund expects to use derivatives principally when seeking to obtain exposure to long or short positions in individual securities using equity swaps, to gain or hedge exposure to a certain equity markets using futures contracts on securities indices, to gain or limit exposure to equities by purchasing exchange-traded call or put options, or to hedge currency exposure using forward foreign currency contracts. However, the Fund may also purchase or sell other types of derivatives contracts. There is no stated limit on the Fund’s use of derivatives.

The Fund may engage in active and frequent trading to seek to achieve its investment objective. The Fund is classified as a non-diversified mutual fund. This means that the Fund may invest a relatively high percentage of its assets in a small number of issuers.

Principal Investment Risks

You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund’s investments and therefore the value of the Fund’s shares, as well as the amount of any dividend paid, may fluctuate significantly. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks that could adversely affect the total return on your investment include:

•	Allocation Risk. The Fund is subject to the risk that it could lose money as a result of less than optimal or poor asset allocation decisions as to how its assets are allocated or reallocated.

•
Short Sale Risk.  Short positions in equity securities may involve substantial risks. A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price and profiting from the price decline. Similarly, when taking short positions with respect to securities through investments in derivative instruments, the portfolio managers expect the value of such securities to fall during the period of the Fund’s investment exposure. However, the Fund will incur a loss on a short position in respect of a security if the price of the security increases during the period of the Fund’s investment exposure. When taking a short position, the Fund’s potential loss is limited only by the maximum attainable price of the security, less the price at which the Fund’s position in the security was established. Under certain circumstances, even if the value of the Fund’s long positions are rising, this could be offset by the declining values of the Fund’s short positions. Conversely, it is possible that rising values of the Fund’s short positions could be offset by declining values of the Fund’s long positions. In either scenario the Fund may experience losses. In a market where the value of both the Fund’s long and short positions are declining, the Fund may experience substantial losses. The Fund is also subject to the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund. Shorting will also result in higher transaction costs (such as interest and dividend expenses), which reduce the Fund’s return, and may result in higher taxes.

•
Sector Concentration Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility.

•
Geographic Concentration Risk. To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, regulatory or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

•
Market Risk. The market price of securities or other investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

•
Issuer Risk. An issuer in which the Fund invests may perform poorly, and the value of its securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

•
Smaller and Less Seasoned Companies Risk. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and, especially in the case of initial public offerings and private placements, their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.

•
Foreign Investments Risk. Investments in or exposure to foreign securities involve certain risks not associated with investments in or exposure to securities of US companies. Foreign securities subject the Fund to the risks associated with investing in the particular country of an issuer, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as risks associated with less developed custody and settlement practices and a lack of timely or reliable financial information. Foreign securities may be more volatile and less liquid than investments in securities of US companies, and are subject to the risks associated with potential imposition of foreign withholding taxes or economic or other sanctions against a particular foreign country, its nationals or industries or businesses within the country. The performance of the Fund may be negatively impacted by fluctuations in a foreign currency’s strength or weakness relative to the US dollar. The foregoing risks are typically greater in less developed or emerging market countries.

•
Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

•
Depositary Receipts Risk. Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They can include American Depositary Receipts (“ADRs”), which are traded in US markets and are US dollar-denominated, and Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”), which are traded in foreign markets and may not be denominated in the same currency as the security they represent.

Although ADRs, GDRs and EDRs do not eliminate the risks inherent in investing in the securities of foreign issuers, which include, among other things, market, political, currency and regulatory risk, by investing in ADRs, GDRs or EDRs rather than directly in stocks of foreign issuers, the Fund may avoid currency risks during the settlement period for purchases or sales. In general, there is a large, liquid market in the US for many ADRs. The information available for ADRs is subject to accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded. These standards generally are more uniform and more exacting than those to which many foreign issuers may be subject.

•
Derivatives Risk. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The successful use of derivatives depends on the portfolio managers’ ability to manage these sophisticated instruments, which require investment techniques and risk analysis different from those of other investments. Derivatives involve the risk of mispricing or improper valuation and the prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility and unexpected losses. Some derivatives are “leveraged” and therefore will magnify or otherwise increase any investment losses. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market, market segment or asset class, their exposure may not correlate as expected to the performance of such market or asset class thereby causing the Fund to fail to achieve its original purpose for using such derivatives. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the portfolio managers’ potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. Derivatives also may involve credit and interest rate risks.  In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund’s assets are committed to derivatives in general or are invested in a few types of derivatives.

•
Swaps Risk.  In a swap transaction,  one party agrees to pay the other party an amount equal to the return, based upon an agreed-upon notional value, of a defined underlying asset or a non-asset reference (such as an index) during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the return from a different underlying asset or non-asset reference based upon an agreed-upon notional value.  Swaps could result in losses if the underlying asset or reference does not perform as anticipated. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Such transactions can have the potential for unlimited losses. Such risk is heightened in the case of swap transactions involving short exposures. Swaps can involve greater risks than direct investment in the underlying asset, because swaps may be leveraged (creating leverage risk in that the Fund’s exposure and potential losses are greater than the amount invested) and are subject to counterparty risk (the risk that the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset), pricing risk (swaps may be difficult to value) and liquidity risk (it may not be possible to liquidate a swap position at an advantageous time or price), each of which may result in significant and unanticipated losses to the Fund.

•
Equity Swaps Risk. Equity swaps are subject to liquidity risk because the liquidity of equity swaps is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the equity swap transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. To the extent that there is an imperfect correlation between the return on the Fund’s obligation to its counterparty under the equity swap and the return on related assets in its portfolio, the equity swap transaction may increase the Fund’s financial risk. Equity swaps, like many other derivative instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require the Fund to deposit additional sums to cover this, and this may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which the Fund is liable. The income tax treatment of swap agreements is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service. If such future guidance limits the Fund’s ability to use derivatives, the Fund may have to find other ways of achieving its investment objective.

•
Forward Foreign Currency Contracts Risk.  Forward foreign currency contracts are a type of derivative contract, whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These instruments may fall in value due to foreign market downswings or foreign currency value fluctuations. The effectiveness of any currency hedging strategy by the Fund may be reduced by the Fund’s inability to precisely match forward contract amounts and the value of securities involved. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase or decrease in the value of the currency. When entering into forward foreign currency contracts, unanticipated changes in the currency markets could result in reduced performance for the Fund. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been movement in forward contract prices. When the Fund converts its foreign currencies into US dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market. Investment in these instruments also subjects the Fund, among other factors, to counterparty risk (i.e., the counterparty to the instrument will not perform or be unable to perform in accordance with the terms of the instrument).

•
Leverage Risk.  Leverage occurs when the Fund increases its assets available for investment using borrowings, derivatives or similar investments or techniques, including short sales (where the Fund does not own, or have the right to obtain at no additional cost, the security sold short). The use of leverage may make any change in the Fund’s net asset value (“NAV”) even greater and thus, result in increased volatility of returns. Leverage presents the opportunity for increased net income and capital gains, but also exaggerates the Fund’s risk of loss. There can be no guarantee that the Fund’s leveraging strategy will be successful.

•
Liquidity and Trading Volume Risk. Due to market conditions, including uncertainty regarding the price of a security, it may be difficult for the Fund to buy or sell portfolio securities at a desirable time or price, which could result in investment losses. This risk of portfolio illiquidity is heightened with respect to small- and mid-cap securities, generally, and foreign small- and mid-cap securities in particular. The Fund may have to lower the selling price, liquidate other investments, or forego another, more appealing investment opportunity as a result of illiquidity in the markets. As a result of significant and sustained reductions in emerging and developed international market trading volumes in the wake of the 2007-2009 financial crisis, it may take longer to buy or sell securities, which can exacerbate the Fund’s exposure to volatile markets. The Fund may also be limited in its ability to execute favorable trades in portfolio securities in response to changes in company prices and fundamentals, and may be forced to dispose of securities under disadvantageous circumstances and at a loss.

•
Interest Rate Risk. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. Interest rate risk is the risk that the debt securities will decline in value because of increases in interest rates. Investments in debt securities may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Typically, interest rate changes have a greater effect on the prices of longer-term debt securities than shorter-term debt securities. In addition, during periods of declining interest rates, the issuers of debt securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding debt securities. (This is known as prepayment risk and may reduce the income of the Fund.) During periods of rising interest rates, slower than expected principal payments may extend the average life of certain types of securities. This may lock in a below market interest rate, increase the debt security’s duration and reduce the value of the debt security. (This is known as extension risk.)

•
Frequent Trading Risk. Frequent buying and selling of investments involve higher trading costs and other expenses that may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

•
Non-Diversification Risk. Because the Fund may invest a higher percentage of its assets in a small number of issuers, the Fund is more susceptible to any single economic, political or regulatory event affecting one or more of those issuers than is a diversified fund.

Performance

The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns based on net assets and comparing the Fund’s performance to its benchmark index.

Management

Henderson Global Investors (North America) Inc. is the investment adviser of the Fund. Henderson Investment Management Limited is the subadviser of the Fund. The following individuals make up the Fund’s portfolio management team:

•	Stephen Peak, Director of International Equities, Co-Lead Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in December 2014.

•	Steve Johnstone, Fund Manager, Diversified Hedge Funds, Co-Lead Portfolio Manager & Quantitative Strategist, has been a member of the Fund’s portfolio management team since inception in December 2014.

•	Andrew Gillan, Head of Asia (ex-Japan) Equities, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in December 2014.

•	Vincent Musumeci, CFA, Portfolio Manager of Japanese Equities, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in December 2014.

•	Neil Hermon, Co-Head of UK Equities, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in December 2014.

Purchases and Sales of Fund Shares

The following table illustrates the minimum investment requirements for the Fund’s Class A and Class C shares:

Account Type	Minimum to Open an Account	Minimum Balance
Regular	$500	$500
IRA and Roth IRA	500	500
Coverdell Education Savings Account (Educational IRA)	500	500
Automatic Investment Plan	500	500

Subject to meeting the Class I and Class R6 shares eligibility requirements, please check with your individual consultant, financial intermediary, plan administrator or third party record-keeper for information about the minimum investment requirements that may be imposed by such party. (See “Description of Share Classes.) There is no minimum investment requirement for subsequent purchases of shares of the Fund.

You may purchase, redeem or exchange shares of the Fund on any business day (normally any day the New York Stock Exchange is open). Purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

You may purchase, redeem or exchange Class A, Class C, Class I or Class R6 shares of the Fund through a financial adviser, financial intermediary or directly through the Fund.

Tax Information

The Fund intends to make distributions annually. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax-advantaged account such as a qualified retirement plan. Distributions on investments made through tax-advantaged vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Financial Intermediary Compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Fund Summary – Henderson International Opportunities Fund

Investment Objective

The Henderson International Opportunities Fund’s (the “Fund”) investment objective is to achieve long-term capital appreciation primarily through investment in equities of non-US companies.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge discount on your purchase of Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Henderson Global Funds. More information about these and other discounts is available from your financial professional and in the sections entitled “Sales Charge Reductions – Class A Shares” and “Sales Charge Waivers – Class A Shares” on pages 95–96 of the Fund’s Prospectus and the section entitled “Purchases, Exchanges and Redemption Information” on page 99 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class R Shares	Class I Shares	Class R6 Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of offering price)	None (a)	1.00% (b)	None	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A Shares	Class C Shares	Class R Shares	Class I Shares	Class R6 shares
Management Fees(c)	0.92%	0.92%	0.92%	0.92%	0.92%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None
Other Expenses (d)	0.19%	0.21%	0.21%	0.18%	0.10%
Acquired Fund Fees and Expenses (e)	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.37%	2.14%	1.64%	1.11%	1.03%

(a)
A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one years of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(b)	A CDSC of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.

(c)	Management Fees have been restated to reflect the contractual management fee schedule effective July 1, 2015.

(d)
As a new share class as of November 30, 2015, “Other Expenses” for Class R6 Shares have been estimated based on amounts for the current fiscal year to reflect expenses expected to be incurred for its first year of operations.

(e)
Acquired Fund Fees and Expenses are based on the indirect net expenses associated with the Fund’s investments in underlying investment companies. The current fiscal year estimates are based on the underlying fund holdings during the most recent fiscal period and use the net expense ratio in the most recent publicly available financial statements for each underlying fund. Fees and expenses of foreign investment companies may be calculated in a manner that differs from US investment companies. Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses.

Expense Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the applicable class of Fund shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1-Year	3-Year	5-Year	10-Year
Class A	$ 706	$ 983	$ 1,281	$ 2,124
Class C	$ 317	$ 669	$ 1,148	$ 2,470
Class R	$ 166	$ 516	$ 890	$ 1,941
Class I	$ 113	$ 352	$ 610	$ 1,349
Class R6	$ 105	$ 327	$ 567	$ 1,256

You would pay the following expenses if you did not redeem your shares:

	1-Year	3-Year	5-Year	10-Year
Class A	$ 706	$ 983	$ 1,281	$ 2,124
Class C	$ 217	$ 669	$ 1,148	$ 2,470
Class R	$ 166	$ 516	$ 890	$ 1,941
Class I	$ 113	$ 352	$ 610	$ 1,349
Class R6	$ 105	$ 327	$ 567	$ 1,256

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 71% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 40% of its net assets in equity securities of non-US companies and in at least three different countries. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes. Non-US companies include companies in emerging market countries and are broadly defined to include any company that meets one of the following tests:

•	its country of organization, its primary business office and/or the principal trading market of its stock are located outside of the US

•	50% or more of its assets are located in a country other than the US

•	50% or more of its revenues are derived from outside of the US

Fund investment performance will be derived primarily from stock selection. A strategic asset allocation process will be a secondary contributor to the investment process. Security selection will be based upon an analysis of a company’s valuations relative to earnings forecasts or other valuation criteria, earnings growth prospects of a company, the quality of a company’s management and the unique competitive advantages of a company. Asset allocation will be reviewed monthly based upon strategic views related to the growth prospects, valuations and pricing associated with international equity regions and sectors. Assets of the Fund are allocated to teams of portfolio managers who have experience with respect to a particular geographic region or sector.

The Fund generally sells a stock when, in the portfolio managers’ opinion, there is a deterioration in the company’s fundamentals, the company fails to meet performance expectations, the stock achieves its target price, its earnings are disappointing or its revenue growth has slowed. The Fund may also sell a stock if the portfolio managers believe that negative country or regional factors may affect the company’s outlook, in the portfolio managers’ opinion, a superior investment opportunity arises or to meet cash requirements. The portfolio managers anticipate that the Fund will continue to hold securities of companies that grow or expand so long as the portfolio managers believe the securities continue to offer prospects of long-term growth. Some of the Fund’s investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.

The Fund may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries and may invest up to 15% of its net assets in illiquid securities.  In addition, the Fund may invest in securities issued by smaller companies and in less seasoned issuers, including through initial public offerings and private placement.

The Fund may engage in derivative transactions to hedge against fluctuations in currency exchange rates.  There are no limits on the extent to which foreign currency hedging may be utilized.

In addition, the Fund may engage in exchange-traded or over-the-counter derivative transactions to seek return, to generate income, to hedge against fluctuations in securities prices, interest rates, to change the effective duration of the portfolio, to manage certain investment risks, or as a substitute for the purchase or sale of securities or currencies directly. To the extent derivatives are used, the Fund expects to use them principally when seeking to hedge currency exposure using forward foreign currency contracts, to generate income from option premiums by writing covered call options on individual securities, to gain exposure to equity securities by using futures contracts on securities indices, to gain or limit exposure to equities by purchasing exchange-traded call or put options on individual securities, to obtain net long or net negative (short) exposures to selected interest rate, duration or credit risks using a combination of bond or interest rate futures contracts, options on bond or interest rate futures contracts, and interest rate, inflation rate and credit default swap agreements, However, the Fund may also purchase or sell other types of derivatives contracts. There is no stated limit on the Fund’s use of derivatives.

The Fund may engage in active and frequent trading to achieve its investment objective. The Fund does not limit its investments to companies of any particular size and may invest a significant portion of its assets in smaller and less seasoned issuers. However, in an attempt to reduce portfolio risks, the portfolio managers generally will invest across countries, industry groups and/or sectors.

Principal Investment Risks

You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund’s investments and therefore the value of the Fund’s shares, as well as the amount of any dividend paid, may fluctuate significantly. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks that could adversely affect the total return on your investment include:

•
Concentration Risk. At times the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

•
Market Risk. The market price of securities or other investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

•
Smaller and Less Seasoned Companies Risk. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and, especially in the case of initial public offerings and private placements, their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.

•
Foreign Investments Risk. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes, or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

•
Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

•
Derivatives Risk. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The successful use of derivatives depends on the portfolio managers’ ability to manage these sophisticated instruments, which require investment techniques and risk analysis different from those of other investments. Derivatives involve the risk of mispricing or improper valuation and the prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility and unexpected losses. Some derivatives are “leveraged” and therefore will magnify or otherwise increase any investment losses. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market, market segment or asset class, their exposure may not correlate as expected to the performance of such market or asset class thereby causing the Fund to fail to achieve its original purpose for using such derivatives. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the portfolio managers’ potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. Derivatives also may involve credit and interest rate risks.  In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund’s assets are committed to derivatives in general or are invested in a few types of derivatives.

•
Frequent Trading Risk. The Fund’s portfolio turnover rate may be 100% or more. Frequent buying and selling of investments involve higher trading costs and other expenses that may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

•
Geographic Concentration Risk. To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, regulatory or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

Performance

The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for different calendar periods compared to those of a broad-based securities market index. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.henderson.com, or by calling 866.3HENDERSON (or 866.343.6337).

The annual returns in the bar chart which follows are for the Class A shares without reflecting payment of any front-end sales charge; if they did reflect such payment of sales charges, annual returns would be lower.  As of the fiscal year ended July 31, 2015, the Fund had not issued class R6 shares.  Performance information for R6 shares will be included after the share class has been in operation for one complete calendar year.

During the ten-year period ended December 31, 2014, the Fund’s highest and lowest quarterly returns were 26.36% and (21.11)% for the quarters ended June 30, 2009, and September 30, 2011, respectively. The year-to-date return through September 30, 2015 was (3.27)%.

Average Annual Total Returns For Periods Ended December 31, 2014 (including maximum sales charges)	1 Year %	5 Years %	10 Years %	Since Inception %
Class A (Inception August 31, 2001)
Return Before Taxes	(7.34)%	4.95%	6.01%	9.14%
Return After Taxes on Distributions	(7.44)%	5.04%	5.68%	8.80%
Return After Taxes on Distributions and Sale of Fund Shares	(3.89)%	4.08%	4.97%	7.74%
Class C (Inception August 31, 2001)
Return Before Taxes	(2.40)%	5.38%	5.84%	8.81%
Class I (Inception March 31, 2009)1
Return Before Taxes	(1.39)%	6.49%	6.82%	9.76%
Class R (Inception September 30, 2005)2
Return Before Taxes	(1.95)%	5.87%	6.36%	9.34%
MSCI EAFE Index (reflects no deductions for fees, expenses or taxes)	(4.48)%	5.80%	4.91%	6.09%

1
The performance for Class I shares for the period prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

2
The performance for Class R shares for the period prior to September 30, 2005 is based on the performance of Class A shares adjusted for the higher expenses associated with Class R shares. Performance for Class R shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class A shares. The after-tax returns of the Class C, R and I shares will vary from those shown for the Class A shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

Management

Henderson Global Investors (North America) Inc. is the investment adviser of the Fund. Henderson Investment Management Limited is the subadviser of the Fund. The following individuals make up the Fund’s portfolio management team:

•	Stephen Peak, Director of International Equities, Lead Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in 2001.

•	Nicholas Cowley, Investment Manager, Global Emerging Markets Equities, Portfolio Manager, has been a member of the Fund’s portfolio management team since 2012.

•	Glen Finegan, Head of Global Emerging Markets Equities, Portfolio Manager, has been a member of the Fund’s portfolio management team since August 2015

•	Andrew Gillan, Head of Asia (ex-Japan) Equities, Portfolio Manager, has been a member of the Fund’s portfolio management team since 2014.

•	Ronan Kelleher, Portfolio Manager, has been a member of the Fund’s portfolio management team since August 2015.

•	Bill McQuaker, Co-Head of Multi-Asset, Portfolio Manager, has been a member of the Fund’s portfolio management team since 2006.

•	Vincent Musumeci, CFA, Portfolio Manager of Japanese Equities, Portfolio Manager, has been a member of the Fund’s portfolio management team since 2012.

•	Tim Stevenson, Director of Pan European Equities, Portfolio Manager, has been a member of the Fund’s portfolio management team since 2002.

•	Ian Warmerdam, Director of Global Growth Equities, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in 2001.

Purchases and Sales of Fund Shares

The following table illustrates the minimum investment requirements for the Fund’s Class A, Class C and Class R shares:

Account Type	Minimum To Open An Account	Minimum Balance
Regular	$500	$500
IRA and Roth IRA	500	500
Coverdell Education Savings Account (Educational IRA)	500	500
Automatic Investment Plan	500	500

Subject to meeting the Class I and Class R6 shares eligibility requirements, please check with your individual consultant, financial intermediary, plan administrator or third party record-keeper for information about the minimum investment requirements that may be imposed by such party. (See “Description of Share Classes.) There is no minimum investment requirement for subsequent purchases of shares of the Fund.

You may purchase, redeem or exchange shares of the Fund on any business day (normally any day the New York Stock Exchange is open). Purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

You may purchase, redeem or exchange Class A, Class C, Class I or Class R6 shares of the Fund through a financial advisor, financial intermediary, or directly through the Fund. Class R share participants in retirement plans must contact the plan’s administrator to purchase or redeem shares.

Tax Information

The Fund intends to make distributions annually. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax-advantaged account such as a qualified retirement plan. Distributions on investments made through tax-advantaged vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Financial Intermediary Compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Fund Summary – Henderson International Select Equity Fund

Investment Objective

The Henderson International Select Equity Fund’s (the “Fund”) investment objective is to achieve long-term capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge discount on your purchase of Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Henderson Global Funds. More information about these and other discounts is available from your financial professional and in the sections entitled “Sales Charge Reductions – Class A Shares” and “Sales Charge Waivers – Class A Shares” on pages 95–96 of the Fund’s Prospectus and the section entitled “Purchases, Exchanges and Redemption Information” on page 99 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of offering price)	None (a)	1.00% (b)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses (c)	3.25%	3.43%	3.32%	3.32%
Acquired Fund Fees and Expenses (d)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	4.16%	5.09%	3.98%	3.98%
Fee Waiver and/or Expense Reimbursement (e)	(3.01)%	(3.19)%	(3.08)%	(3.08)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.15%	1.90%	0.90%	0.90%

(a)
A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(b)	A CDSC of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.

(c)
As a new share class as of November 30, 2015, “Other Expenses” for Class R6 Shares have been estimated based on amounts for the current fiscal year to reflect expenses expected to be incurred for its first year of operations.

(d)
Acquired Fund Fees and Expenses are based on the indirect net expenses associated with the Fund’s investments in underlying investment companies. The current fiscal year estimates are based on the underlying fund holdings during the most recent fiscal period and use the net expense ratio in the most recent publicly available financial statements for each underlying fund. Fees and expenses of foreign investment companies may be calculated in a manner that differs from US investment companies. Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in this fee table may not correlate to the expense ratios in the Fund’s financial highlights (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses.

(e)
The Fund’s adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 0.89% of the Fund’s average daily net assets.  The Fund’s Expense Limitation Agreement will remain in effect through July 31, 2020.

Expense Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the applicable class of Fund shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above. The expense example assumes that the adviser’s agreement to waive fees and/or reimburse expenses expires on July 31, 2020. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1-Year	3-Year	5-Year	10-Year
Class A	$ 685	$ 919	$ 1,170	$ 3,588
Class C	$ 293	$ 596	$ 1,025	$ 3,983
Class I	$ 92	$ 286	$ 497	$ 2,992
Class R6	$ 92	$ 286	$ 497	$ 2,992

You would pay the following expenses if you did not redeem your shares:

	1-Year	3-Year	5-Year	10-Year
Class A	$ 685	$ 919	$ 1,170	$ 3,588
Class C	$ 193	$ 596	$ 1,025	$ 3,983
Class I	$ 92	$ 286	$ 497	$ 2,992
Class R6	$ 92	$ 286	$ 497	$ 2,992

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example tables, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a portfolio of equity securities issued by non-US companies from at least three different countries. For these purposes, equity securities include common stocks, preferred stocks, rights, warrants, securities convertible into common stocks, securities that carry the right to buy common stocks of non-US companies and depositary receipts.  Non-US companies are broadly defined to include any issuer that meets one of the following tests:

•	its country of organization, its primary business office or the principal trading market of its stock are located outside of the US

•	50% or more of its assets are located in a country other than the US

•	50% or more of its revenues are derived from outside of the US

The Fund is not required to allocate its investments in set percentages in particular countries and may invest in emerging markets without limit.  The Fund may also invest a portion of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries and, at times, may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. The Fund does not limit its investments to companies of any particular size and may invest a significant portion of its assets in smaller and less seasoned issuers, including through initial public offerings and private placements. However, in an attempt to reduce portfolio risks, the Fund generally will invest across countries, industry groups and/or sectors. The Fund’s portfolio managers expect the Fund to target a limited number of non-US issuers for investment (generally between 30-40).

In selecting investments, the portfolio managers apply a fundamental, bottom-up approach. The Fund’s stock selection process focuses on companies undergoing change. The portfolio managers seek to identify companies experiencing significant change that they believe are mis-valued or whose growth has been potentially underestimated by the broader market. Security selection will be based upon a fundamental analysis of a company’s valuations relative to earnings forecasts or other valuation criteria, earnings growth prospects of a company, the quality of a company’s management and the unique competitive advantages of a company. Regional and sector allocation decisions are driven primarily by the bottom-up stock selection process.

The Fund generally sells a stock when, in the portfolio managers’ opinion, there is a deterioration in the company’s fundamentals, the company fails to meet performance expectations or key operating benchmarks, the stock achieves its target price, its earnings are disappointing or its revenue growth has slowed. The Fund may also sell a stock if the portfolio managers believe that negative country or regional factors may affect the company’s outlook, in the portfolio managers’ opinion, a superior investment opportunity arises or to meet cash requirements, including to fund redemptions, as necessary. The portfolio managers anticipate that the Fund will continue to hold securities of companies that grow or expand so long as the portfolio managers believe the securities continue to offer prospects of long-term growth. Some of the Fund’s investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.

The Fund’s equity investments may be exchange-traded or over-the-counter securities. The Fund also may invest in equity access products, including participatory notes, or exchange-traded funds (“ETFs”) or other similar instruments, to obtain exposure to equity investments, including common stocks and warrants, in local markets for various reasons, including, but not limited to, where direct ownership is not permitted, where the Fund does not have applicable regulatory licenses for direct investment, to obtain a less expensive option or more efficient option to direct investment (such as by reducing registration and transaction costs), or to seek greater liquidity in markets that restrict the ability of the Fund to dispose of investments.  The Fund may invest up to 15% of its net assets in illiquid securities.

The Fund may engage in derivative transactions to hedge against fluctuations in currency exchange rates.  There are no limits on the extent to which foreign currency hedging may be utilized.

The Fund may engage in exchange-traded or over-the-counter derivative transactions to seek return, to generate income, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of the portfolio, to manage certain investment risks, or as a substitute for the purchase or sale of securities or currencies directly. To the extent derivatives are used, the Fund expects to use them principally when seeking to hedge currency exposure using forward foreign currency contracts, to generate income from option premiums by writing covered call options on individual securities, to gain exposure to equity securities by using futures contracts on securities indices, to gain or limit exposure to equities by purchasing exchange-traded call or put options on individual securities, to obtain net long or net negative (short) exposures to selected interest rate, duration or credit risks using a combination of bond or interest rate futures contracts, options on bond or interest rate futures contracts, and interest rate, inflation rate and credit default swap agreements, However, the Fund may also purchase or sell other types of derivatives contracts. There is no stated limit on the Fund’s use of derivatives.

The Fund may also purchase debt securities, primarily convertible debt securities, issued by foreign companies and debt securities issued by foreign governments or their agencies. The Fund may invest in debt securities across the maturity range and of any credit quality. However, debt securities are not expected to be a main investment strategy of the Fund.

The Fund is classified as a non-diversified mutual fund. This means that the Fund may invest a relatively high percentage of its assets in a small number of issuers.

Principal Investment Risks

You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund’s investments and therefore the value of the Fund’s shares, as well as the amount of any dividend paid, may fluctuate significantly. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks that could adversely affect the total return on your investment include:

•
Sector Concentration Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more the Fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

•
Geographic Concentration Risk. To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, regulatory or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

•
Market Risk. The market price of securities or other investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

•
Issuer Risk. An issuer in which the Fund invests may perform poorly, and the value of its securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

•
Smaller and Less Seasoned Companies Risk. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and, especially in the case of initial public offerings and private placements, their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.

•
Foreign Investments Risk. Investments in or exposure to foreign securities involve certain risks not associated with investments in or exposure to securities of US companies. Foreign securities subject the Fund to the risks associated with investing in the particular country of an issuer, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as risks associated with less developed custody and settlement practices and a lack of timely or reliable financial information. Foreign securities may be more volatile and less liquid than investments in securities of US companies, and are subject to the risks associated with potential imposition of foreign withholding taxes or economic or other sanctions against a particular foreign country, its nationals or industries or businesses within the country. The performance of the Fund may be negatively impacted by fluctuations in a foreign currency’s strength or weakness relative to the US dollar. The foregoing risks are typically greater in less developed or emerging market countries.

•
Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

•
Derivatives Risk. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The successful use of derivatives depends on the portfolio managers’ ability to manage these sophisticated instruments, which require investment techniques and risk analysis different from those of other investments. Derivatives involve the risk of mispricing or improper valuation and the prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility and unexpected losses. Some derivatives are “leveraged” and therefore will magnify or otherwise increase any investment losses. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market, market segment or asset class, their exposure may not correlate as expected to the performance of such market or asset class thereby causing the Fund to fail to achieve its original purpose for using such derivatives. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the portfolio managers’ potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. Derivatives also may involve credit and interest rate risks.  In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund’s assets are committed to derivatives in general or are invested in a few types of derivatives.

•
Liquidity and Trading Volume Risk. Due to market conditions, including uncertainty regarding the price of a security, it may be difficult for the Fund to buy or sell portfolio securities at a desirable time or price, which could result in investment losses. This risk of portfolio illiquidity is heightened with respect to small- and mid-cap securities, generally, and foreign small- and mid-cap securities in particular. The Fund may have to lower the selling price, liquidate other investments, or forego another, more appealing investment opportunity as a result of illiquidity in the markets. As a result of significant and sustained reductions in emerging and developed international market trading volumes in the wake of the 2007-2009 financial crisis, it may take longer to buy or sell securities, which can exacerbate the Fund’s exposure to volatile markets. The Fund may also be limited in its ability to execute favorable trades in portfolio securities in response to changes in company prices and fundamentals, and may be forced to dispose of securities under disadvantageous circumstances and at a loss.

•
Non-Diversification Risk. Because the Fund may invest a higher percentage of its assets in a small number of issuers, the Fund is more susceptible to any single economic, political or regulatory event affecting one or more of those issuers than is a diversified fund.

Performance

The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns based on net assets and comparing the Fund’s performance to its benchmark index.

Management

Henderson Global Investors (North America) Inc. is the investment adviser of the Fund. Henderson Investment Management Limited is the subadviser of the Fund. The following individuals make up the Fund’s portfolio management team:

•           Matthew Beesley, CFA, Head of Global Equities, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in 2014.

•           Sanjeev Lakhani, CFA, Investment Manager, Global Equities, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in 2014.

Purchases and Sales of Fund Shares

The following table illustrates the minimum investment requirements for the Fund’s Class A and Class C shares:

Account Type	Minimum to Open an Account	Minimum Balance
Regular	$500	$500
IRA and Roth IRA	500	500
Coverdell Education Savings Account (Educational IRA)	500	500
Automatic Investment Plan	500	500

Subject to meeting the Class I and Class R6 shares eligibility requirements, please check with your individual consultant, financial intermediary, plan administrator or third party record-keeper for information about the minimum investment requirements that may be imposed by such party. There is no minimum investment requirement for subsequent purchase of shares of the Fund.

You may purchase, redeem or exchange shares of the Fund on any business day (normally any day the New York Stock Exchange is open). Purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

You may purchase, redeem or exchange Class A, Class C, Class I or Class R6 shares of the Fund through a financial adviser, financial intermediary or directly through the Fund.

Tax Information

The Fund intends to make distributions annually. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax-advantaged account such as a qualified retirement plan. Distributions on investments made through tax-advantaged vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Financial Intermediary Compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Fund Summary – Henderson Strategic Income Fund

Investment Objective

The Henderson Strategic Income Fund’s (the “Fund”) investment objective is to seek total return through current income and capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge discount on your purchase of Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Henderson Global Funds. More information about these and other discounts is available from your financial professional and in the sections entitled “Sales Charge Reductions – Class A Shares” and “Sales Charge Waivers – Class A Shares” on pages 95–96 of the Fund’s Prospectus and the section entitled “Purchases, Exchanges and Redemption Information” on page 99 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of offering price)	None (a)	1.00% (b)	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Management Fees	0.55%	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses(c)	0.35%	0.37%	0.37%	0.29%
Acquired Fund Fees and Expenses (d)	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.17%	1.94%	0.94%	0.86%
Fee Waiver and/or Expense Reimbursement (e)	(0.06)%	(0.07)%	(0.08)%	(0.00)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.11%	1.87%	0.86%	0.86%

(a)
A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one years of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(b)	A CDSC of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.

(c)
As a new share class as of November 30, 2015, “Other Expenses” for Class R6 Shares have been estimated based on amounts for the current fiscal year to reflect expenses expected to be incurred for its first year of operations.

(d)
Acquired Fund Fees and Expenses are based on the indirect net expenses associated with the Fund’s investments in underlying investment companies. The current fiscal year estimates are based on the underlying fund holdings during the most recent fiscal period and use the net expense ratio in the most recent publicly available financial statements for each underlying fund. Fees and expenses of foreign investment companies may be calculated in a manner that differs from US investment companies. Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in this fee table may not correlate to the expense ratios in the Fund’s financial highlights (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses.

(e)
The Fund’s adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 0.85% of the Fund’s average daily net assets. The Fund’s Expense Limitation Agreement will remain in effect through July 31, 2020.

Expense Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the applicable class of Fund shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above. The expense example assumes that the adviser’s agreement to waive fees and/or reimburse expenses expires on July 31, 2020. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1-Year	3-Year	5-Year	10-Year
Class A	$ 583	$ 812	$ 1,059	$ 1,804
Class C	$ 290	$ 589	$ 1,013	$ 2,236
Class I	$ 88	$ 276	$ 479	$ 1,118
Class R6	$ 88	$ 276	$ 479	$ 1,065

You would pay the following expenses if you did not redeem your shares:

	1-Year	3-Year	5-Year	10-Year
Class A	$ 583	$ 812	$ 1,059	$ 1,804
Class C	$ 190	$ 589	$ 1,013	$ 2,236
Class I	$ 88	$ 276	$ 479	$ 1,118
Class R6	$ 88	$ 276	$ 479	$ 1,065

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 54% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets in income producing securities including foreign investment grade debt (including developed market government bonds), emerging market debt, international and domestic high yield debt (including lower-quality securities, “high yield” or “junk bonds”), US investment grade corporate debt, US government debt securities and floating rate notes (“FRNs”). For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes. The Fund may also invest in dividend-paying equity securities of companies domiciled in the US or abroad. The portfolio managers may shift the Fund’s assets among various types of income-producing securities based upon changing market conditions. Under normal circumstances, the portfolio managers intend to invest at least 40% of the Fund’s net assets outside of the US and in at least three different countries. A security is deemed to originate in a country if one or more of the following tests are met:

▪	the company is organized in, or its primary business office or principal trading market of its equity are located in, the country

▪	a majority of the company’s assets are located in the country

▪	a majority of the company’s revenues are derived from the country

The portfolio managers use a process that combines a bottom-up approach to individual security selection rooted in thorough, independent research with a macro-economic overlay that determines appropriate country, asset sector, currency and industry exposure.

In their bottom-up approach, the portfolio managers use both qualitative and quantitative credit analysis to consider a variety of factors, including the issuer’s:

▪	experience and managerial strength
▪	debt service capability
▪	operating outlook
▪	sensitivity to economic conditions
▪	current financial condition
▪	liquidity and access to capital
▪	asset protection
▪	structural issues
▪	covenant protection
▪	equity sponsorship

The portfolio managers perform credit analysis and meet with prospective and purchased debt issuers. They also work closely with a team of analysts to search for the most appropriate securities to include in the Fund’s portfolio.

Sector, regional and industry allocations are evaluated within a broader economic and market context and involve:

▪	evaluation of the economic and interest rate environment that determines asset sector allocation and quality mix

▪	evaluation of country and regional economic environment to support country allocation decisions

▪	analysis of industry weightings, including stability and growth of industries, cash flows and/or positive equity momentum

The Fund will generally consider selling a security when, in the portfolio managers’ opinion, there is significant deterioration in company fundamentals, an inability to maintain open communication with management, a change in business strategy, a change in issuer-

specific business outlook, realization of anticipated gains, or a failure by the issuer to meet operating/financial targets. The Fund may also consider selling a security if, in the portfolio managers’ opinion, a superior investment opportunity arises.

The Fund may use bank borrowings to increase the amount of money the Fund can invest. This strategy is called leverage. The Fund may borrow money to the extent permissible under the Investment Company Act of 1940, as amended (the “1940 Act”), currently up to 33⅓% of its total assets, including the amount borrowed.

Securities in which the Fund may invest include: all types of bonds, debentures, mortgage-related and other asset-backed securities, investment grade debt securities, high yield securities, US Government securities, foreign securities, derivatives, distressed securities and emerging market debt securities, subordinated bank debt, private placements and FRNs. The Fund has no specific range with respect to the duration of the fixed income securities it may invest in and may invest in any credit quality. The Fund also may invest up to 30% of its net assets in equity and equity-related securities such as convertibles and debt securities with warrants and may invest up to 15% of its net assets in illiquid securities. The Fund has no policy limiting the currency in which foreign securities may be denominated.

The Fund may engage in exchange-traded or over-the-counter derivative transactions to seek return, to generate income, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of the portfolio, to manage certain investment risks, or as a substitute for the purchase or sale of securities or currencies. To the extent derivatives are used, the Fund expects to use them principally when seeking to hedge currency exposure using forward foreign currency contracts, to generate income from option premiums by writing covered call options on individual securities, to gain exposure to equity securities by using futures contracts on securities indices, to gain or limit exposure to equities by purchasing exchange-traded call or put options on individual securities, to obtain net long or net negative (short) exposures to selected interest rate, duration or credit risks using a combination of bond or interest rate futures contracts, options on bond or interest rate futures contracts, and interest rate, inflation rate and credit default swap agreements. However, the Fund may also purchase or sell other types of derivatives contracts. With regard to the Fund, the investment adviser has claimed relief from the definition of commodity pool operator (“CPO”) under revised US Commodity Futures Trading Commission (“CFTC”) Rule 4.5. Specifically, pursuant to CFTC Rule 4.5, the investment adviser may claim an exclusion from the definition of CPO and registration as a CPO, with regard to a fund that trades derivatives solely for “bona fide hedging purposes,” or that limits its investment in derivatives to a “de minimis” amount, as defined in CFTC rules. The Fund does not currently expect to use derivatives beyond the thresholds permitted by CFTC Rule 4.5.

The Fund may engage in active and frequent trading to achieve its investment objective. The Fund does not limit its investments to companies of any particular size and may invest a significant portion of its assets in smaller and less seasoned issuers, including through initial public offerings and private placements.

Principal Investment Risks

You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund’s investments and therefore the value of the Fund’s shares, as well as the amount of any dividend paid, may fluctuate significantly.  The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks that could adversely affect the total return on your investment include:

•
High Yield Securities Risk. High yield securities (commonly referred to as “junk bonds”) are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be volatile, and these securities are less liquid than investment grade securities. For these reasons, investments in high yield securities are subject to the following specific risks: increased price sensitivity to changing interest rates and to a deteriorating economic environment; greater risk of loss due to default or declining credit quality; greater likelihood that adverse company specific events will render the issuer unable to make interest and/or principal payments when due; and if a negative perception of the high yield market develops, greater risks that the price and liquidity of high yield securities may be depressed.  The securities ratings provided by Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services and/or Fitch Ratings, Inc. are based on analyses by these rating agencies of the credit quality of the securities and may not take into account every risk related to whether interest or principal will be timely paid.

•
Credit/Default Risk. Credit risk is the risk that a debt security will decline in price, or the issuer of the security fails to pay interest or principal when due, because the issuer experiences an actual or perceived decline in its financial status.  Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions.  Below investment grade securities are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due, and therefore involve a greater risk of default.

•
Market Risk. The market price of securities or other investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

•
Issuer Risk. The value of debt securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services. The price of high yield securities tends to reflect individual developments of the issuer to a greater extent than do higher quality securities and is, therefore, more volatile and sensitive to actual or perceived negative developments affecting an issuer.

•
Interest Rate Risk. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. Interest rate risk is the risk that the debt securities will decline in value because of increases in interest rates. Investments in debt securities may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Typically, interest rate changes have a greater effect on the prices of longer-term debt securities than shorter-term debt securities. In addition, during periods of declining interest rates, the issuers of debt securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding debt securities. (This is known as prepayment risk and may reduce the income of the Fund.) During periods of rising interest rates, slower than expected principal payments may extend the average life of certain types of securities. This may lock in a below market interest rate, increase the debt security’s duration and reduce the value of the debt security. (This is known as extension risk.)

•
Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price.  As a result, the Fund or any underlying fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.  Liquidity of individual debt securities varies considerably. High yield debt securities tend to be less liquid than higher-rated securities. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Judgment of the managers plays a larger role in valuing these investments as compared to valuing more liquid investments.

•
Leverage Risk.  Leverage occurs when the Fund increases its assets available for investment using borrowings, derivatives or similar investments or techniques. The use of leverage may make any change in the Fund’s net asset value (“NAV”) even greater and thus result in increased volatility of returns. Leverage presents the opportunity for increased net income and capital gains, but also exaggerates the Fund’s risk of loss. There can be no guarantee that the Fund’s leveraging strategy will be successful.

•
Foreign Investments Risk. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes, or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

•
Derivatives Risk. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The successful use of derivatives depends on the portfolio managers’ ability to manage these sophisticated instruments, which require investment techniques and risk analysis different from those of other investments. Derivatives involve the risk of mispricing or improper valuation and the prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility and unexpected losses. Some derivatives are “leveraged” and therefore will magnify or otherwise increase any investment losses. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market, market segment or asset class, their exposure may not correlate as expected to the performance of such market or asset class thereby causing the Fund to fail to achieve its original purpose for using such derivatives. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the portfolio managers’ potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. Derivatives also may involve credit and interest rate risks.  In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund’s assets are committed to derivatives in general or are invested in a few types of derivatives.

•
Frequent Trading Risk. The Fund’s portfolio turnover rate may be 100% or more. Frequent buying and selling of investments involve higher trading costs and other expenses that may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

•
Smaller and Less Seasoned Companies Risk. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and, especially in the case of initial public offerings and private placements, their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.

•
Overweighting in Certain Market Sectors Risk. The percentage of the Fund’s assets invested in various industries and sectors will vary from time to time depending on the portfolio managers’ perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on the Fund’s NAV.

Performance

The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for different calendar periods compared to those of a broad-based securities market index. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.henderson.com, or by calling 866.3HENDERSON (or 866.343.6337).

The annual returns in the bar chart which follows are for the Class A shares without reflecting payment of any front-end sales charge; if they did reflect such payment of sales charges, annual returns would be lower.  As of the fiscal year ended July 31, 2015, the Fund had not issued class R6 shares.  Performance information for R6 shares will be included after the share class has been in operation for one complete calendar year.

During the ten-year period ended December 31, 2014, the Fund’s highest and lowest quarterly returns were 24.81% and (24.95)% for the quarters ended June 30, 2009, and December 31, 2008, respectively. The year-to-date return through September 30, 2015 was 0.93%.

Average Annual Total Returns for periods ended December 31, 2014 (including maximum sales charges)	1 Year %	5 Year %	10 Year %	Since Inception %
Class A (Inception September 30, 2003)

Return Before Taxes	0.60%	5.55%	3.54%	4.97%
Return After Taxes on Distributions	(1.50)%	3.72%	1.65%	3.01%
Return After Taxes on Distributions and Sale of Fund Shares	0.33%	3.54%	1.97%	3.09%
Class C (Inception September 30, 2003)
Return Before Taxes	4.75%	5.76%	3.22%	4.60%
Class I (April 29, 2011)1
Returns Before Taxes	5.79%	6.75%	4.13%	5.51%
Barclays Global Aggregate Credit (USD Hedged) Index (reflects no deductions for fees, expenses or taxes)	7.49%	5.80%	5.04%	5.03%
3-Month LIBOR (USD) (reflects no deductions for fees, expenses or taxes)	0.23%	0.33%	2.01%	1.93%
1
The performance for Class I shares for the period prior to April 29, 2011 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class A shares. The after-tax returns of the Class C and Class I shares will vary from those shown for the Class A shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

Management

Henderson Global Investors (North America) Inc. is the investment adviser of the Fund. Henderson Investment Management Limited is the subadviser of the Fund. The following individuals make up the Fund’s portfolio management team:

•	John Pattullo, Co-Head of Retail Fixed Income, Portfolio Manager, has been a member of the Fund’s portfolio management team since December, 2008.

•	Jenna Barnard, CFA, Co-Head of Retail Fixed Income, Portfolio Manager, has been a member of the Fund’s portfolio management team since December, 2008.

Purchases and Sales of Fund Shares

The following table illustrates the minimum investment requirements for the Fund’s Class A and Class C shares:

Account Type	Minimum To Open An Account	Minimum Balance
Regular	$500	$500
IRA and Roth IRA	500	500
Coverdell Education Savings Account (Educational IRA)	500	500
Automatic Investment Plan	500	500

Subject to meeting the Class I and Class R6 shares eligibility requirements, please check with your individual consultant, financial intermediary, plan administrator or third party record-keeper for information about the minimum investment requirements that may be imposed by such party. (See “Description of Share Classes.) There is no minimum investment requirement for subsequent purchases of shares of the Fund.

You may purchase, redeem or exchange shares of the Fund on any business day (normally any day the New York Stock Exchange is open). Purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

You may purchase, redeem or exchange Class A, Class C, Class I or Class R6 shares of the Fund through a financial advisor, financial intermediary, or directly through the Fund.

Tax Information

The Fund intends to make distributions monthly. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax-advantaged account such as a qualified retirement plan. Distributions on investments made through tax-advantaged vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Financial Intermediary Compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Fund Summary – Henderson Unconstrained Bond Fund

Investment Objective

The Henderson Unconstrained Bond Fund’s (the “Fund”) investment objective is to seek total return through current income and capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge discount on your purchase of Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Henderson Global Funds. More information about these and other discounts is available from your financial professional and in the sections entitled “Sales Charge Reductions – Class A Shares” and “Sales Charge Waivers – Class A Shares” on pages 95–96 of the Fund’s Prospectus and the section entitled “Purchases, Exchanges and Redemption Information” on page 99 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of offering price)	None(a)	1.00%(b)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses (c)	1.12%	1.12%	1.11%	1.11%
Acquired Fund Fees and Expenses (d)	0.03%	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses	2.05%	2.80%	1.79%	1.79%
Fee Waiver and/or Expense Reimbursement (e)	(0.87)%	(0.87)%	(0.86)%	(0.86)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.18%	1.93%	0.93%	0.93%

(a)
A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(b)	A CDSC of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.

(c)
As a new share class as of November 30, 2015, “Other Expenses” for Class R6 Shares have been estimated based on amounts for the current fiscal year to reflect expenses expected to be incurred for its first year of operations.

(d)
Acquired Fund Fees and Expenses are based on the indirect net expenses associated with the Fund’s investments in underlying investment companies. The current fiscal year estimates are based on the underlying fund holdings during the most recent fiscal period and use the net expense ratio in the most recent publicly available financial statements for each underlying fund. Fees and expenses of foreign investment companies may be calculated in a manner that differs from US investment companies. Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in this fee table may not correlate to the expense ratios in the Fund’s financial highlights (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses.

(e)
The Fund’s adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 0.90% of the Fund’s average daily net assets. The Fund’s Expense Limitation Agreement will remain in effect through July 31, 2020.

Expense Example

The following example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the applicable class of Fund shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above. The expense example assumes that the adviser’s agreement to waive fees and/or reimburse expenses expires on July 31, 2020. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1-Year	3-Year	5-Year	10-Year
Class A	$ 589	$ 831	$ 1,092	$ 2,358
Class C	$ 296	$ 605	$ 1,041	$ 2,760
Class I	$ 95	$ 296	$ 513	$ 1,696
Class R6	$ 95	$ 296	$ 513	$ 1,696

You would pay the following expenses if you did not redeem your shares:

	1-Year	3-Year	5-Year	10-Year
Class A	$ 589	$ 831	$ 1,092	$ 2,358
Class C	$ 196	$ 605	$ 1,041	$ 2,760
Class I	$ 95	$ 296	$ 513	$ 1,696
Class R6	$ 95	$ 296	$ 513	$ 1,696

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 129% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in a portfolio of bonds and associated derivative instruments. For these purposes, bonds include fixed income securities of all types.

The Fund seeks to achieve its investment objective by investing in a broad range of global fixed income securities including, but not limited to, domestic and foreign corporate debt securities, US government debt securities, municipal debt securities, foreign sovereign debt securities, investment grade debt securities, high yield (commonly referred to as “junk bonds”) and distressed debt securities, emerging market debt securities, mortgage-related and other asset-backed securities, inflation-linked securities, loans and loan participations and associated derivatives instruments. As part of this strategy, the Fund may also hold cash and/or invest in money market instruments or cash equivalents.

The Fund may make use of a variety of instruments and strategies in order to achieve its investment objective, including, but not limited to, floating rate notes, forward foreign exchange contracts, interest rate futures, bond futures, options and over-the-counter (“OTC”) swaps such as interest rate swaps, credit default swaps, credit default swaps on indices and swaptions.

The Fund may invest in a wide variety of debt securities issued by US and non-US entities. The Fund may invest without limitation in securities denominated in foreign currencies and in US dollar-denominated securities of foreign issuers, including in emerging market countries. The Fund may invest in both investment-grade and high yield securities that are, at the time of purchase, rated below Baa3 by Moody's Investors Service, Inc. ("Moody's") or below BBB- by Standard & Poor's Ratings Services ("S&P") or Fitch Ratings, Inc. ("Fitch"), or, if unrated, considered to be of equivalent quality. The Fund may invest in fixed income securities of any maturity.

The Fund uses a flexible allocation approach to invest across a wide range of fixed income sectors/strategies based on changing market conditions. The Fund will not be constrained by management relative to an index. The Fund expects that its average portfolio duration will normally vary from negative two (-2) to eight (+8) years based on management’s forecast for interest rates. Duration is a measure of a security’s sensitivity to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Generally, the price of a security or value of a portfolio with a positive duration will fall when interest rates rise, and vice versa. For example, a duration of “three” (+3) years means that a security’s price or portfolio’s value would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve).

In choosing investments the portfolio managers invest in a diversified portfolio of bonds, focusing on investing in the best risk-return prospects from across global bond markets. The Fund may use investment techniques, including some that involve derivatives, to obtain or amplify its exposure to various investments, and may also use these techniques for hedging purposes or to manage risks.

Securities in which the Fund may invest include, but are not limited to: all types of bonds, debentures, preferred securities, convertible securities, structured securities, derivatives, subordinated bank debt, private placements and floating rate notes. The Fund may invest in exchange traded funds (“ETFs”) in order to gain exposure to particular markets or asset classes. The Fund may also from time to time invest up to 10% of its net assets in equity securities and equity-related derivatives. In addition, the Fund may invest in other investment companies or investment pools (including investment companies not registered under the Investment Company Act of 1940, as amended (the “1940 Act”) including “hedge funds”). The amount invested in certain investment companies or investment pools is limited by law and tax considerations. Investments in ETFs and other investment companies that provide exposure to bonds may be used to satisfy the Fund’s 80% investment policy.  The Fund may also invest in securities issued by smaller companies and in less seasoned issuers, including through initial public offerings and private placements.

The Fund may engage in exchange-traded or OTCderivative transactions to seek return, to generate income, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of the portfolio, to manage certain investment risks, or as a substitute for the purchase or sale of securities or currencies directly. To the extent derivatives are used, the Fund expects to use them principally when seeking to hedge currency exposure using forward foreign currency contracts and options on forward foreign currency contracts or to obtain net long or net negative (short) exposures to selected interest rate or credit risks using a combination of bond or interest rate futures contracts, options on bond or interest rate futures contracts, and interest rate swaps, inflation rate swaps, swaptions and credit default swaps. However, the Fund may also purchase or sell other types of derivatives contracts. There is no stated limit on the Fund’s use of derivatives other than with respect to equity-related derivatives. The Fund may hold a significant amount of cash, money market instruments (which may include investments in one or more money market funds or similar vehicles) or other high-quality investments to cover obligations with respect to, or that may result from, the Fund’s investments in forward foreign currency contracts, currency futures contracts or other derivatives.

The Fund may use bank borrowings to increase the amount of money the Fund can invest. This strategy is called leverage. The Fund may borrow money to the extent permissible under the 1940 Act, currently up to 33⅓% of its total assets, including the amount borrowed.

The Fund may engage in active and frequent trading to seek to achieve its investment objective. The Fund is classified as a non-diversified mutual fund. This means that the Fund may invest a relatively high percentage of its assets in a small number of issuers.

Principal Investment Risks

You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund’s investments and therefore the value of the Fund’s shares, as well as the amount of any dividend paid, may fluctuate significantly. The Fund may not achieve its investment objective, and is not intended as a complete investment program.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks that could adversely affect your investment include:

•
Interest Rate Risk. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. Interest rate risk is the risk that the debt securities will decline in value because of increases in interest rates. Investments in debt securities may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Typically, interest rate changes have a greater effect on the prices of longer-term debt securities than shorter-term debt securities. In addition, during periods of declining interest rates, the issuers of debt securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding debt securities. (This is known as prepayment risk and may reduce the income of the Fund.) During periods of rising interest rates, slower than expected principal payments may extend the average life of certain types of securities. This may lock in a below market interest rate, increase the debt security’s duration and reduce the value of the debt security. (This is known as extension risk.)

•
Credit/Default Risk. Credit risk is the risk that a debt security will decline in price, or the issuer of the security fails to pay interest or principal when due, because the issuer experiences an actual or perceived decline in its financial status.  Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions.  Below investment grade securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due, and therefore involve a greater risk of default.

•
High Yield Securities Risk. High yield securities (commonly referred to as “junk bonds”) are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be volatile, and these securities are less liquid than investment grade securities. For these reasons, investments in high yield securities are subject to the following specific risks: increased price sensitivity to changing interest rates and to a deteriorating economic environment; greater risk of loss due to default or declining credit quality; greater likelihood that adverse company specific events will render the issuer unable to make interest and/or principal payments when due; and, if a negative perception of the high yield market develops, greater risk that the price and liquidity of high yield securities may be depressed.  The securities ratings provided by Moody’s, S&P and Fitch are based on analyses by these rating agencies of the credit quality of the securities, and may not take into account every risk related to whether interest or principal will be timely paid.

•
Market Risk.  The market price of securities or other investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

•
Issuer Risk. The value of debt securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services. The price of high yield securities tends to reflect individual developments of the issuer to a greater extent than do higher quality securities and is, therefore, more volatile and sensitive to actual or perceived negative developments affecting an issuer.

•
Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price.  As a result, the Fund or any underlying fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.  Liquidity of individual debt securities varies considerably. High yield debt securities tend to be less liquid than higher-rated securities. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Judgment of the managers plays a larger role in valuing these investments as compared to valuing more liquid investments.

•
Derivatives Risk. Derivatives involve special risks different from and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The successful use of derivatives depends on the portfolio managers’ ability to manage these sophisticated instruments, which require investment techniques and risk analysis different from those of other investments. Derivatives involve the risk of mispricing or improper valuation and the prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility and unexpected losses. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market, market segment or asset class, their exposure may not correlate as expected to the performance of such market or asset class thereby causing the Fund to fail to achieve its original purpose for using such derivatives. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the portfolio managers’ potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many OTC instruments (instruments not traded on exchange) will not be liquid. OTC instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. Derivatives may also involve credit and interest rate risks. In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund’s assets are committed to derivatives in general or are invested in a few types of derivatives.

•
Bank Loans and Other Direct Indebtedness Risk. The Fund may not receive payment of principal, interest, and other amounts due in connection with bank loans and other direct indebtedness. These payments will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain, in a segregated account, cash or other high-grade debt obligations in an amount sufficient to meet such commitments.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund's rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

•
Asset-Backed Securities Risk.  The value of the Fund’s investments in asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets.  Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans.  They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans.  Asset-backed securities can have a fixed or an adjustable rate.  Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the underlying fund to have to reinvest the money received in securities that have lower yields.  In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.  Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

•
Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the US dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the US dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the US or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into US dollars and vice versa.

•
Foreign Investments Risk. Investments in foreign securities involve certain risks not associated with investments in securities of US companies or issuers.  Foreign securities subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as risks associated with less developed custody and settlement practices.  Foreign securities may be more volatile and less liquid than investments in securities of US companies and issuers. Other risks of investing outside the US include economic or financial insolvency, a lack of timely or reliable financial information, possible imposition of foreign withholding taxes or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

•
Emerging Markets Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Investments Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions.  Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations.  For these and other reasons, investments in emerging markets are often considered speculative.

•
Sovereign Debt Risk. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

With respect to the sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis and that has led to defaults and the restructuring of certain indebtedness to the detriment of debt holders. Sovereign debt risk is increased for emerging market issuers.

•
Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, derivatives or similar investments or techniques. The use of leverage may make any change in the Fund’s net asset value (“NAV”) even greater and thus result in increased volatility of returns. Leverage presents the opportunity for increased net income and capital gains, but also exaggerates the Fund’s risk of loss. There can be no guarantee that the Fund’s leveraging strategy will be successful.

•
Over-the-Counter Risk. Securities traded in OTC markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which the Fund pays as part of the purchase price.

•
Smaller and Less Seasoned Companies Risk. Smaller companies and, to a greater extent, less seasoned companies may have more limited product lines, and less access to financial resources than larger, more seasoned companies and, especially in the case of initial public offerings and private placements, their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.

•
Investment Company and Pooled Vehicles Risk. The Fund may invest in other investment companies or pooled vehicles, including open-end investment companies, closed-end investment companies, trusts, and ETFs, that are advised by the Fund’s adviser or subadviser or its affiliates or by unaffiliated parties, within the limits prescribed by the 1940 Act, the rules and regulations thereunder and any exemptive orders currently or in the future obtained by Henderson Global Funds, the Fund or an investment company in which the Fund invests, from the Securities and Exchange Commission. When investing in a closed-end investment company, the Fund may pay a premium above such investment company’s NAV per share and when the shares are sold, the price received by the Fund may be at a discount to NAV. As a shareholder in an investment company, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the investment company’s expenses, including advisory and administrative fees, and would at the same time continue to pay its own fees and expenses. Where an investment company or pooled investment vehicle offers multiple classes of shares or interests, the Fund will seek to invest in the class with the lowest expenses to the Fund, although there is no guarantee that it will be able to do so. ETFs issue redeemable securities, but because these securities may only be redeemed in kind in significant amounts investors generally buy and sell shares in transactions on securities exchanges. Investments in other investment companies may be subject to investment limitations, such as redemption fees.

•
Pricing Risk. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. As a result, investors could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares.

•
Frequent Trading Risk. The Fund’s portfolio turnover rate may be 100% or more. Frequent buying and selling of investments involve higher trading costs and other expenses that may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

•
Non-Diversification Risk.  Non-diversification risk is the risk that, because the Fund may invest a higher percentage of its assets in a small number of issuers, the Fund is more susceptible to any single economic, political or regulatory event affecting one or more of those issuers than is a diversified fund.

Performance

The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the Fund’s performance and average annual total returns compared to those of a broad-based securities market index. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.henderson.com, or by calling 866.3HENDERSON (or 866.343.6337).

The annual returns in the bar chart which follow are for the Fund’s Class A shares without reflecting payment of any front-end sales charge; if they did reflect such payment of sales charges, annual returns would be lower.  As of the fiscal year ended July 31, 2015, the Fund had not issued class R6 shares.  Performance information for R6 shares will be included after the share class has been in operation for one complete calendar year.

During the one-year period ended December 31, 2014, the Fund’s highest and lowest quarterly returns were 1.17% and (1.98)% for the quarters ended March 31, 2014, and December 31, 2014, respectively. The year-to-date return through September 30, 2015 was (0.10)%.

Average Annual Total Return for periods ended December 31, 2014 (including maximum sales charges)	1 Year %	Since Inception %
Class A (Inception December 20, 2013)
Return Before Taxes	(4.92)%	(4.86)%
Return After Taxes on Distributions	(6.89)%	(6.76)%
Return After Taxes on Distributions and Sale of Fund Shares	(2.38)%	(4.33)%
Class C (Inception December 20, 2013)
Return Before Taxes	(0.81)%	(0.98)%
Class I (Inception December 20, 2013)
Return Before Taxes	0.11%	0.01%
3-month LIBOR USD (reflects no deductions for fees, expenses or taxes)	0.23%	0.24%
Barclays Multiverse Index	0.48%	(1.13)%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class A shares. The after-tax returns of the Class C and I shares will vary from those shown for the Class A shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

Management

Henderson Global Investors (North America) Inc. is the investment adviser of the Fund (the “Adviser”). Henderson Investment Management Limited is the subadviser of the Fund. The following individuals have primary responsibility for the day-to-day management of the Fund.

▪	Phillip Apel, Head of Fixed Income, has been the Fund’s Co-Lead Portfolio Manager since inception in 2013.

▪	Andrew Mulliner, CFA, Portfolio Manager, has been the Fund’s Co-Lead Portfolio Manager since November 2015.

Purchases and Sales of Fund Shares

The following table illustrates the minimum investment requirements for the Fund’s Class A and Class C shares:

Account Type	Minimum To Open An Account	Minimum Balance
Regular	$500	$500
IRA and Roth IRA	500	500
Coverdell Education Savings Account (Educational IRA)	500	500
Automatic Investment Plan	500	500

Subject to meeting the Class I and Class R6 shares eligibility requirements, please check with your individual consultant, financial intermediary, plan administrator or third party record-keeper for information about the minimum investment requirements that may be imposed by such party. (See “Description of Share Classes.) There is no minimum investment requirement for subsequent purchases of shares of the Fund.

You may purchase, redeem or exchange shares of the Fund on any business day (normally any day the New York Stock Exchange is open). Purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

You may purchase, redeem or exchange Class A, Class C, Class I or Class R6 shares of the Fund through a financial adviser, financial intermediary or directly through the Fund.

Tax Information

The Fund intends to make distributions monthly. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax-advantaged account such as a qualified retirement plan. Distributions on investments made through tax-advantaged vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Financial Intermediary Compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Fund Summary – Henderson US Growth Opportunities Fund

Investment Objective

The Henderson US Growth Opportunities Fund (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge discount on your purchase of Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Henderson Global Funds. More information about these and other discounts is available from your financial professional and in the sections entitled “Sales Charge Reductions – Class A Shares” and “Sales Charge Waivers – Class A Shares” on pages 95–96 of the Fund’s Prospectus and the section entitled “Purchases, Exchanges and Redemption Information” on page 99 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of offering price)	None (a)	1.00% (b)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses (c)	2.21%	2.89%	2.64%	2.64%
Acquired Fund Fees and Expenses (d)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	3.22%	4.65%	3.40%	3.40%
Fee Waiver and/or Expense Reimbursement (e)	(2.01)%	(2.69)%	(2.44)%	(2.44)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.21%	1.96%	0.96%	0.96%

(a)
A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(b)	A CDSC of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.

(c)
As a new share class as of November 30, 2015, “Other Expenses” for Class R6 Shares have been estimated based on amounts for the current fiscal year to reflect expenses expected to be incurred for its first year of operations.

(d)
Acquired Fund Fees and Expenses are based on the indirect net expenses associated with the Fund’s investments in underlying investment companies. The current fiscal year estimates are based on the underlying fund holdings during the most recent fiscal period and use the net expense ratio in the most recent publicly available financial statements for each underlying fund. Fees and expenses of foreign investment companies may be calculated in a manner that differs from US investment companies. Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in this fee table may not correlate to the expense ratios in the Fund’s financial highlights (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses.

(e)
The Fund’s adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Distribution and/or Service (12b-1) Fees and Acquired Fund Fees and Expenses) in order to limit total annual ordinary operating expenses to 0.95% of the Fund’s average daily net assets.  The Fund’s Expense Limitation Agreement will remain in effect through July 31, 2020.

Expense Example

The following example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the applicable class of Fund shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above. The expense example assumes that the adviser’s agreement to waive fees and/or reimburse expenses expires on July 31, 2020. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1-Year	3-Year	5-Year	10-Year
Class A	$ 691	$ 936	$ 1,201	$ 3,110
Class C	$ 299	$ 615	$ 1,056	$ 3,780
Class I	$ 98	$ 305	$ 530	$ 2,685
Class R6	$ 98	$ 305	$ 530	$ 2,685

You would pay the following expenses if you did not redeem your shares:

	1-Year	3-Year	5-Year	10-Year
Class A	$ 691	$ 936	$ 1,201	$ 3,110
Class C	$ 199	$ 615	$ 1,056	$ 3,780
Class I	$ 98	$ 305	$ 530	$ 2,685
Class R6	$ 98	$ 305	$ 530	$ 2,685

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of US companies.

The Fund seeks to invest primarily in common stocks of US companies of any market capitalization. In selecting stocks, the Fund uses bottom-up, fundamental analysis to identify companies with strong growth characteristics and experienced management. Security selection will be based upon an analysis of the earnings growth prospects of a company, the quality of a company's management, and the unique competitive advantages of a company. The Fund's bottom-up approach is supplemented with top-down considerations. The Fund may also invest in securities issued by smaller companies and in less seasoned issuers, including through initial public offerings and private placements.

The Fund generally sells a stock when, in the portfolio managers’ opinion, there is deterioration in the company’s fundamentals or if the security is no longer attractively valued. Investments may also be sold if the portfolio managers believe a higher conviction investment opportunity arises.

There is no limitation on the market capitalization range of companies in which the Fund may invest. The Fund may invest a significant portion of its assets in smaller and less seasoned issuers. The Fund may also, from time to time, invest in exchange-traded funds (“ETFs”). In addition, the Fund may invest in securities issued by smaller companies and in less seasoned issuers, including through initial public offerings and private placements.

The Fund is classified as a non-diversified mutual fund. This means that the Fund may invest a relatively high percentage of its assets in a small number of issuers.

Principal Investment Risks

You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund’s investments and therefore the value of the Fund’s shares, as well as the amount of any dividend paid, may fluctuate significantly. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks that could adversely affect the total return on your investment include:

•
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly, and the value of its securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

•
Market Risk. The market price of securities or other investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

•
Focused Investment Risk. At times the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

•
Smaller and Less Seasoned Companies Risk. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and, especially in the case of initial public offerings and private placements, their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.

•
Growth Investing Risk. Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment.  Growth securities may be more volatile than other securities because they are more sensitive to investor perceptions of the issuing company’s growth potential.  Growth-oriented funds will typically underperform when value investing is in favor. In addition, growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price.

•
Non-Diversification Risk. Because the Fund may invest a higher percentage of its assets in a small number of issuers, the Fund is more susceptible to any single economic, political or regulatory event affecting one or more of those issuers than is a diversified fund.

Performance

The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns based on net assets and comparing the Fund’s performance to its benchmark index.

Management

Henderson Global Investors (North America) Inc. is the investment adviser of the Fund. Geneva Capital Management is the subadviser of the Fund. The following individuals make up the Fund’s portfolio management team:

•           Michelle Picard, CFA, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in December 2014.

•           W. Scott Priebe, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in December 2014.

•           Derek Pawlak, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in December 2014.

Purchases and Sales of Fund Shares

The following table illustrates the minimum investment requirements for the Fund’s Class A and Class C shares:

Account Type	Minimum to Open an Account	Minimum Balance
Regular	$500	$500
IRA and Roth IRA	500	500
Coverdell Education Savings Account (Educational IRA)	500	500
Automatic Investment Plan	500	500

Subject to meeting the Class I and Class R6 shares eligibility requirements, please check with your individual consultant, financial intermediary, plan administrator or third party record-keeper for information about the minimum investment requirements that may be imposed by such party. (See “Description of Share Classes.) There is no minimum investment requirement for subsequent purchases of shares of the Fund.

You may purchase, redeem or exchange shares of the Fund on any business day (normally any day the New York Stock Exchange is open). Purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

You may purchase, redeem or exchange Class A, Class C, Class I or Class R6 shares of the Fund through a financial adviser, financial intermediary or directly through the Fund.

Tax Information

The Fund intends to make distributions annually. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax-advantaged account such as a qualified retirement plan. Distributions on investments made through tax-advantaged vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Financial Intermediary Compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Additional Information about Investment Strategies and Risks

This section describes certain investment strategies and policies that each Fund may utilize in pursuit of its investment objective(s) and/or under certain circumstances, as well as additional factors and risks involved with investing in the Funds.

Additional Investment Strategies

Please see the section entitled “Principal Investment Strategies” in the “Fund Summaries” above for a complete discussion of each Fund’s principal investment strategies.

All Funds:

Temporary Investments and Other Measures. As a temporary measure for defensive purposes, each Fund may invest up to 100% of its assets in US or non-US currency denominated short-term investments, including cash  or cash equivalents, corporate debt, or direct or indirect US and non-US government and agency obligations, money market instruments, bank obligations, commercial paper, corporate notes and repurchase agreements. Each Fund may make these investments or increase its investment in these securities when the portfolio managers are unable to find enough attractive long-term investments, to reduce exposure to each Fund’s primary investments when the portfolio managers believe it is advisable to do so or when adverse or unusual market, economic, political or other conditions exist. Each Fund may take such portfolio positions for as long a period as deemed necessary.  In doing so, each Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective(s). However, there can be no guarantee that a defensive strategy will be successful. Investing defensively may adversely affect Fund performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance.

As part of its normal operations, each Fund may hold cash or invest a portion of its portfolio in short-term interest bearing US dollar denominated securities, pending investments or to provide for possible redemptions. Investments in such short-term debt securities can be sold easily and have limited risk of loss, but earn only limited returns. Each Fund may increase its cash holdings and/or such short-term investments in anticipation of a greater than normal number of shareholder redemptions.

Lending of Portfolio Securities.  Each Fund may make secured loans of its portfolio securities amounting to not more than 33⅓% of its total assets (taken at market value at the time of such loan), in pursuit of additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Securities loans are made to banks and broker-dealers, via a lending agent, pursuant to agreements requiring that loans be continuously secured by collateral at least equal at all times to the value of the securities on loan. The borrower pays to each Fund an amount equal to any dividends or interest received on securities lent. Each Fund retains all or a portion of the interest received on investment of the cash collateral or receive a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, each Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by each Fund if the holders of such securities are asked to vote upon or consent to matters that the investment adviser believes might materially affect the investment. Each Fund may also call such loans in order to sell the securities involved.

Investment Risks

Please see the section entitled “Principal Investment Risks” in the “Fund Summaries” above for a description of each Fund’s principal investment risks.  The following information about investment risks is intended to supplement the “Principal Investment Risks” section and address general investing risks and risks associated with certain other investment strategies and instruments. (For convenience and consistency, the term “managers” is used herein and should be understood as also applying to those funds with a single portfolio manager. Similarly, references to “the Fund” should be understood as applying to each applicable Fund.)

	All Asset Fund	Dividend & Income Builder Fund	Emerging Markets Fund	European Focus Fund	Global Equity Income Fund	Global Technology Fund	High Yield Opportunities Fund	International Long/ Short Equity Fund	International Opportunities Fund	International Select Equity Fund	Strategic Income Fund	Unconstrained Bond Fund	US Growth Opportunities Fund
Asset-Backed Securities Risk	X	X			X		X				X	X
Asset Segregation Risk								X			X	X
Changing Fixed Income Market Conditions		X			X		X				X	X
Commodity Futures Trading Commission (“CFTC”) Regulatory Risk												X
Commodity- related Tax Risk												X
Common Stock Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Confidential Information Access Risk							X
Convertible Securities Risk							X	X		X	X		X
Credit Risk	X	X			X		X	X			X	X
Cyber Security Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Derivatives Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Event Risk							X				X	X
Exchange-Traded Fund (ETF) Risk	X							X		X			X
Floating Rate Notes (FRNs) Risk		X					X				X	X
Foreign Investments Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
High Yield Securities Risk	X	X			X		X	X			X	X
Impact of Actions by Other Shareholders	X	X	X	X	X	X	X	X	X	X	X	X	X
Impairment of Collateral Risk							X	X			X	X
Inflation Risk		X
Interest Rate Risk	X	X			X		X	X			X	X
Issuer Risk	X	X			X		X				X	X
Liquidity Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Money Market Fund Investment Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Municipal Securities Risk		X					X				X	X
Over-the-Counter Risk	X	X		X	X			X	X	X	X	X	X
Overweighting in Certain Market Sectors Risk		X			X		X
Preferred Stock Risk					X								X
Regulatory and Legal Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Reinvestment Risk		X			X		X				X	X
REIT Risk	X	X			X			X

	All Asset Fund	Dividend & Income Builder Fund	Emerging Markets Fund	European Focus Fund	Global Equity Income Fund	Global Technology Fund	High Yield Opportunities Fund	International Long/ Short Equity Fund	International Opportunities Fund	International Select Equity Fund	Strategic Income Fund	Unconstrained Bond Fund	US Growth Opportunities Fund
REIT Risk	X	X			X			X
Risk Management	X	X	X	X	X	X	X	X	X	X	X	X	X
Rule 144A Securities Risk		X	X		X		X	X				X	X
Sovereign Debt Risk	X							X		X	X	X
Special Situations			X	X		X		X	X		X	X	X
Structured Securities Risk												X
Warrants and Rights Risk								X		X			X
Zero-Coupon, Step-Coupon and Pay-in-Kind Securities Risk		X			X		X					X

•
Asset-Backed Securities Risk. Mortgage-backed securities (residential and commercial) and asset-backed securities represent interests in, or are backed by, pools of mortgages or other assets, including receivables such as credit card, auto, student and home equity loans held in trust. The value of the Fund’s investments in asset-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

Although asset-backed and commercial mortgage-backed securities (“CMBS”) generally experience less prepayment than residential mortgage-backed securities, mortgage-backed and asset-backed securities, like traditional fixed-income securities, are subject to credit, interest rate, prepayment and extension risks. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to the risk of default on the underlying mortgages or assets, particularly during periods of economic downturn. Certain CMBS are issued in several classes with different levels of yield and credit protection. The Fund’s investments in CMBS with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks. Mortgage-backed securities may be either pass-through securities or collateralized mortgage obligations (“CMOs”). Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages which are passed through to security holders. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (“tranches”) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest-only (“IOs”), principal-only (“POs”) or an amount that remains after other floating rate tranches are paid (an inverse floater). These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If the Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by the portfolio managers, it is possible that the Fund could lose all or substantially all of its investment. Certain mortgage-backed securities in which the Fund may invest may also provide a degree of investment leverage, which could cause the Fund to lose all or substantially all of its investment.

The mortgage market in the US at times has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on mortgage loans (including subprime and second-lien mortgage loans) have increased in the past and may increase in the future, and a decline in or flattening of real estate values (as has been experienced in many housing markets) may exacerbate such delinquencies and losses. Also, a number of mortgage loan originators have experienced serious financial difficulties or bankruptcy. Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements may cause limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities.

•
Asset Segregation Risk. As a series of an investment company registered with the Securities and Exchange Commission (“SEC”), the Fund is subject to the federal securities laws, including the Investment Company Act of 1940, as amended (the “1940 Act”), the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund must “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC- or staff-approved measures to “cover” open positions with respect to certain kinds of derivatives and short sale transactions that give rise to a form of economic leverage.  These requirements assume the obligation is for full payment of the value of the underlying instrument, in cash or by physical delivery, at the settlement date; thus, the Fund generally must set aside liquid assets equal to such derivative contract’s full notional value (generally, the total numerical value of the asset underlying a derivatives contract at the time of valuation) while the positions are open. If the derivatives contract provides for periodic cash settlement during the term of the transaction or cash payment of the gain or loss under the transaction at the settlement date, the Fund may segregate liquid assets in an amount equal to the Fund’s daily marked-to-market net obligation (i.e., the Fund’s daily net liability) under the contract, if any. By setting aside assets equal to only its net obligations under cash-settled instruments, the Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such instruments. The Fund may incur losses on derivatives and other leveraged investments (including the entire amount of the Fund’s investment in such investments) even if they are covered.  Future rules and regulations of the SEC may impact the Fund’s operations as described in this prospectus; the Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

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Changing Fixed Income Market Conditions. Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to stabilize the US economy and support the US economic recovery by keeping the federal funds rate at or near zero percent. In addition, the Federal Reserve has purchased large quantities of securities issued or guaranteed by the US government, its agencies or instrumentalities on the open market (“Quantitative Easing”). As the Federal Reserve “tapers” or reduces Quantitative Easing, and when the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the US financial system will rise. These policy changes may expose fixed-income markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of a Fund’s investments and share price to decline. A Fund that invests in derivatives tied to fixed-income markets may be more substantially exposed to these risks than a Fund that does not invest in derivatives. To the extent a Fund experiences high redemptions because of these policy changes, a Fund may experience increased portfolio turnover, which will increase the costs that a Fund incurs and may lower the Fund’s performance.

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Commodity Futures Trading Commission (“CFTC”) Regulatory Risk. The Fund is unable to rely on the exclusions or exemptions available under applicable CFTC rules and therefore, the Fund is subject to regulation under the Commodity Exchange Act of 1936, as amended (the “CEA”), and the CFTC’s rules and regulations thereunder, as a “commodity pool.” Each of the Adviser and HIML has registered with the CFTC as a “commodity pool operator” and “commodity trading advisor,” respectively. Accordingly, each of the Adviser, HIML and the Fund is subject to dual regulation by the SEC and the CFTC. However, the CFTC adopted regulations that seek to “harmonize” CFTC regulations with overlapping SEC rules and regulations. The Fund and the Adviser remain subject to certain CFTC-mandated disclosure, reporting and recordkeeping regulations. Compliance with the CFTC’s regulatory requirements could increase Fund expenses, adversely affecting the Fund’s total return. (See also “Other Information – CFTC Regulation”.)

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Commodity-related Tax Risk. In order for the Fund to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Fund must derive at least 90 percent of its gross income each taxable year from certain specified sources (typically referred to as “qualifying income”), which is discussed in further detail in the SAI. Income from direct investments in commodities and from certain commodity-linked derivative instruments is not considered qualifying income.  If such income were determined to cause the Fund’s nonqualifying income to exceed 10 percent of the Fund’s gross income for a taxable year, the Fund may be unable to qualify as a regulated investment company, which would adversely affect the value of your investment in the Fund.

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Common Stock Risk. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

The value of stocks that trade at a higher multiple of current earnings than other stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the portfolio managers’ assessment of the prospects for a company’s earnings growth is wrong, or if the portfolio managers’ judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that the portfolio managers have placed on it.

Companies whose stock the portfolio managers believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the portfolio managers’ assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that the portfolio managers have placed on it.

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Confidential Information Access Risk.  The portfolio manager normally will seek to avoid the receipt of material, non-public information (“Confidential Information”) about the issuers of floating rate loans being considered for acquisition by the Fund, or held in the Fund’s portfolio.  In many instances, issuers of floating rate loans offer to furnish Confidential Information to prospective purchasers or holders of the issuer’s floating rate loans to help potential investors assess the value of the loan.  The portfolio manager’s decision not to receive Confidential Information from these issuers may disadvantage the Fund as compared to other floating rate loan investors, and may adversely affect the price the Fund pays for the loans it purchases, or the price at which the Fund sells the loans.  Further, in situations when holders of floating rate loans are asked, for example, to grant consents, waivers or amendments, the portfolio manager’s ability to assess the desirability of such consents, waivers or amendments may be compromised. For these and other reasons, it is possible that the portfolio manager’s decision under normal circumstances not to receive Confidential Information could adversely affect the Fund’s performance.

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Convertible Securities Risk.  A convertible security can be converted into or exchanged for a set amount of common stock of an issuer within a particular period of time at a specified price or according to a price formula. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. Some convertible debt securities may be considered “equity equivalents” because of the feature that makes them convertible into common stock. Convertible securities may offer the Fund the ability to participate in stock market movements while also seeking some current income. Convertible securities may provide more income than common stock but they generally provide less income than comparable non-convertible debt securities. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return.

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Credit Risk. Credit risk is the risk that a debt security will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences an actual or perceived decline in its financial status.  Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions.  Below investment grade securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due, and therefore involve a greater risk of default.

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Cyber Security Risk. Investment companies, such as the Fund, and their service providers may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber security attacks affecting a Fund or its investment adviser, subadviser, custodian, transfer agent, intermediaries and other third-party service provides may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issues or securities in which the Fund may invest, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

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Derivatives Risk. Each Fund may enter into derivative transactions. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as the London Interbank Offered Rate (commonly known as LIBOR)) or market indices (such as the Standard & Poor’s (S&P) 500® Index). The use of derivatives is a highly specialized activity which involves instrument techniques and risks different from those associated with ordinary portfolio transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholder holding shares in a taxable account. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. US federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. These changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivative transactions. See “Fund Investments and Related Risks” in the SAI for additional information.

The risks associated with certain derivative transactions are described below.

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Forward Contracts Risk: A forward is a contract between two parties to buy or sell an asset at a specified future time at a price agreed to when entering into the contract. Forwards are traded in the over-the-counter markets. The Fund may purchase forward contracts, including those on mortgage-backed securities in the “to be announced” (TBA) market. In the TBA market, the seller agrees to deliver the mortgage-backed securities for an agreed upon price on an agreed upon date, but makes no guarantee as to which or how many securities are to be delivered. Investments in forward contracts subject the Fund to counterparty risk.

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Forward Foreign Currency Contracts Risk: Forward foreign currency contracts are a type of derivative contract, whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These instruments may fall in value due to foreign market downswings or foreign currency value fluctuations. The effectiveness of any currency hedging strategy by the Fund may be reduced by the Fund’s inability to precisely match forward contract amounts and the value of securities involved. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase or decrease in the value of the currency. When entering into forward foreign currency contracts, unanticipated changes in the currency markets could result in reduced performance for the Fund. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been movement in forward contract prices. When the Fund converts its foreign currencies into US dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market. Investment in these instruments also subjects the Fund, among other factors, to counterparty risk (i.e., the counterparty to the instrument will not perform or be unable to perform in accordance with the terms of the instrument).

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Futures Contracts Risk: A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Moreover, to the extent the Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as exchanges in the United States. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Investment in these instruments involve risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund) and pricing risk (i.e., the instrument may be difficult to value).

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Swaps Risk: In a swap transaction, one party agrees to pay the other party an amount equal to the return, based upon an agreed-upon notional value, of a defined underlying asset or a non-asset reference (such as an index) during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the return from a different underlying asset or non-asset reference based upon an agreed-upon notional value.  Swaps could result in losses if the underlying asset or reference does not perform as anticipated. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Such transactions can have the potential for unlimited losses. Such risk is heightened in the case of swap transactions involving short exposures. Swaps can involve greater risks than direct investment in the underlying asset, because swaps may be leveraged (creating leverage risk in that the Fund’s exposure and potential losses are greater than the amount invested) and are subject to counterparty risk (the risk that the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset), pricing risk (swaps may be difficult to value) and liquidity risk (it may not be possible to liquidate a swap position at an advantageous time or price), each of which may result in significant and unanticipated losses to the Fund.

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Interest Rate Swaps Risk: Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates.  A swap agreement can increase or decrease the volatility of the Fund’s investments and its NAV. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged, and are, among other factors, subject to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., swaps may be difficult to value), liquidity risk (i.e., it may not be possible to liquidate a swap position at an advantageous time or price, which may result in significant losses) and interest rate risk (i.e., risk of losses attributable to changes in interest rates).

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Credit Default Swaps: A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer’s failure to make timely payments of interest or principal, bankruptcy or restructuring.  A credit default swap may be embedded within a structured note or other derivative instrument. Swaps can involve greater risks than direct investment in the underlying securities, because swaps subject the Fund to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument, and pricing risk (i.e., swaps may be difficult to value). In addition, it may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses. If the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay the counterparty. If the Fund is buying credit protection, there is a risk that no credit event will occur and the Fund will receive no benefit for the premium paid.

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Options Risk: If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying at a disadvantageous price, and if the call option sold is not covered (for example, by owning the underlying asset), the Fund’s losses are potentially unlimited. Options may be traded on a securities exchange or in the over-the-counter market. These transactions involve other risks, including counterparty risk (the risk that the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument) and hedging risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset), each of which may result in significant and unanticipated losses to the Fund.

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Swaptions Risk. The Fund may also purchase and write (sell) option contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a nonrefundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap or to modify the terms of an existing swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into or modify an underlying swap on agreed-upon terms, which generally entails a greater risk of loss that the Fund incurs in buying a swaption. When the Fund purchases an OTC swaption, it increases its credit risk exposure to the counterparty.

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Event Risk. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

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Exchange-Traded Fund (ETF) Risk. An ETF’s share price may not track its specified market index (if any) and may trade below its NAV. Certain ETFs use a “passive” investment strategy and do not take defensive positions in volatile or declining markets. Other ETFs in which the Fund may invest are actively managed, which indirectly subjects the Fund to active management risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through ownership of the ETF. There is a risk that ETFs in which the Fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, certain ETFs may be dependent upon licenses to use various indexes as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. In addition, an ETF may terminate if its net assets fall below a certain amount.

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Floating Rate Notes (FRNs) Risk. The Fund may purchase FRNs, which are instruments that provide for adjustments in the interest rate whenever a specified interest rate index changes or on certain reset dates. The absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults.

•           Foreign Investments Risk. Foreign investments involve special risks, including:

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Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the US dollar. Foreign currencies may be affected by foreign tax laws, governmental administration or monetary policies, trading and relations between nations. Foreign currencies are also subject to settlement, custodial and other operational risks.

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Political and economic developments: The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to greater risks of internal and external conflicts, expropriation, nationalization of assets, foreign exchange controls (such as suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, diplomatic developments, currency devaluations, foreign ownership limitations, and punitive or confiscatory tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets.  Some countries also may have different legal systems that may make it difficult or expensive for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-US companies. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

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Unreliable or untimely information:  Foreign issuers may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as US issuers. Thus, there may be less information publicly available about foreign issuers than about most US issuers.

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Limited legal recourse: In relation to foreign companies, legal remedies for investors may be more limited than the remedies available in the US. In addition, the laws of emerging market countries relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the US.

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Limited markets: Certain foreign securities may be less liquid (harder to buy and sell) and their prices may be more volatile than many US securities. Illiquidity tends to be greater, and valuation of the Fund’s foreign securities may be more difficult, due to the infrequent trading and/or delayed reporting of quotes and sales. As a result, the portfolio managers may at times be unable to sell these foreign investments at desirable prices and/or find it difficult to value the Fund’s foreign investments.

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Trading and settlement  practices: Brokerage commissions, withholding taxes, custodial fees, and other fees are generally higher for foreign investments than for US investments. In addition, the procedures and rules followed by foreign stock exchanges, currency markets, trading systems and brokers may differ from those applicable in the United States, with possibly negative consequences to the Fund.  Foreign securities transactions may involve greater risk of loss and trading improprieties, delays in payment, delivery or recovery of money or investments, which could affect the liquidity of the Fund’s assets. Some countries have limited governmental oversight and regulation of foreign securities markets and trading systems, which increases the risk of corruption and fraud and the possibility of losses to the Fund. In particular, under certain circumstances, foreign securities may settle on a delayed delivery basis, meaning that the Fund may be required to make payment for securities before the Fund has actually received delivery of the securities or deliver securities prior to the receipt of payment. As a result, there is a risk that the security will not be delivered to the Fund or that payment will not be received. Losses can also result from lost, stolen or counterfeit securities; defaults by brokers and banks; failures or defects of the settlement system; or poor and improper recordkeeping by registrars and issuers.

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Time-zone arbitrage: The Fund may invest in securities of foreign issuers that are traded in US or foreign markets. If the Fund invests a significant amount of its assets traded in foreign markets, it may be exposed to “time-zone arbitrage” attempts by investors seeking to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the close of the New York Stock Exchange that day, when the Fund’s NAV is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. However, the Fund’s use of “fair value pricing” under certain circumstances, to adjust the closing market prices of foreign securities to reflect what the investment adviser and the Board of Trustees of Henderson Global Funds (the “Board”) believe to be their fair value, may help deter those activities.

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Share blocking: In certain non-US markets, an issuer’s securities are blocked from trading for a specified number of days before and, in certain instances, after a shareholder meeting. The blocking period can last up to several weeks. Share blocking may prevent the Fund from buying or selling securities during this period.

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Lower yield: Common stocks of foreign companies have historically tended to pay lower dividends than stocks of comparable US companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the Fund.

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Regional conditions: Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund’s assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund’s investments.

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Eurozone investment risks: Certain of the regions in which the Fund may invest, including the European Union (EU), currently experience, or have experienced recently, significant financial difficulties. Following the recent global economic crisis, certain of these countries have depended on, and may continue to be dependent on, the assistance from others such as the European Central Bank (ECB) or other governments or institutions, and failure to implement reforms as a condition of assistance could have a significant adverse effect on the value of investments in those and other European countries. In addition, countries that have adopted the euro are subject to fiscal and monetary controls that could limit the ability to implement their own economic policies, and could voluntarily abandon, or be forced out of, the euro. Such events could impact the market values of Eurozone and various other securities and currencies, cause redenomination of certain securities into less valuable local currencies, and create more volatile and illiquid markets.

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Globalization risks: The growing inter-relationship of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region. In particular, the adoption or prolongation of protectionist trade policies by one or more countries, changes in economic or monetary policy in the United States or abroad, or a slowdown in the US economy, could lead to a decrease in demand for products and reduced flows of capital and income to companies in other countries. Those events might particularly affect companies in emerging and developing market countries.

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Emerging markets: The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to US traded investments that are denominated in foreign currencies, investments in US companies that are traded in foreign markets or investments in US companies that have significant foreign operations.

Distributions of earnings from dividends paid by certain “qualified foreign corporations” may qualify for federal income tax purposes as qualified dividend income, provided certain holding period and other requirements are satisfied. Distributions of earnings from dividends paid by other foreign corporations will not be considered qualified dividend income. Additional US tax considerations may apply to the Fund’s foreign investments. See “Federal Income Tax Matters” in the statement of additional information (“SAI”).

Each Fund may invest in foreign securities in the form of depositary receipts. Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They can include American Depositary Receipts (“ADRs”), which are traded in US markets and are US dollar-denominated, and Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”), which are traded in foreign markets and may not be denominated in the same currency as the security they represent.

Although ADRs, GDRs and EDRs do not eliminate the risks inherent in investing in the securities of foreign issuers, which include, among other things, market, political, currency and regulatory risk, by investing in ADRs, GDRs or EDRs rather than directly in stocks of foreign issuers, a Fund may avoid currency risks during the settlement period for purchases or sales. In general, there is a large, liquid market in the US for many ADRs. The information available for ADRs is subject to accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded. These standards generally are more uniform and more exacting than those to which many foreign issuers may be subject.

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Preferred Securities Risk. A company’s preferred stock general pays dividends only after the company makes required payments to holders of its bonds and other debt.  For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

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Defensive Investment Strategies. Each Fund may depart from its principal investment strategies by temporarily investing for defensive purposes in short-term obligations (such as cash or cash equivalents) as described above under “Temporary Investments and Other Matters”. To the extent that a Fund invests defensively, it may not be able to pursue its investment objective(s). A Fund’s defensive investment position may not be effective in protecting its value.

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High Yield Securities Risk. High yield securities (commonly referred to as “junk bonds”) are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be volatile, and these securities are less liquid than investment grade securities. For these reasons, investments in high yield securities are subject to the following specific risks: increased price sensitivity to changing interest rates and to a deteriorating economic environment; greater risk of loss due to default or declining credit quality; greater likelihood that adverse company specific events will render the issuer unable to make interest and/or principal payments when due; and if a negative perception of the high yield market develops, greater risks that the price and liquidity of high yield securities may be depressed. The securities ratings provided by rating agencies are based on their analyses of the credit quality of the securities, and may not take into account every risk related to whether interest or principal will be timely paid.

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Impact of Actions by Other Shareholders. Each Fund, like all mutual funds, pools the investments of many investors. Actions by one investor or multiple investors may have an impact on the Fund and on other investors. For example, significant levels of new investments may cause the Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause a Fund to sell portfolio securities or borrow funds, which might generate a capital gain or loss or cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just those investors who redeemed. Shareholder purchase and redemption activity may also affect the per share amount of a Fund’s distributions of its net investment income and net realized capital gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax.

In addition, certain Henderson funds-of-funds are permitted to invest in each Fund. As a result, a Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on a Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase a Fund’s transaction costs.

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Impairment of Collateral Risk.  The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate.  In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws.  Further, certain floating rate loans may not be fully collateralized and may decline in value.

•	Inflation Risk. The risk that the value of assets or income from a Fund’s investments will be worth less in the future as inflation decreases the value of money.

•
Interest Rate Risk.  Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. Interest rate risk is the risk that the debt securities will decline in value because of increases in interest rates. Typically, interest rate changes have a greater effect on the prices of longer-term debt securities than shorter-term debt securities. In addition, during periods of declining interest rates, the issuers of debt securities may prepay principal earlier than scheduled, forcing the Fund or an underlying fund to reinvest in lower yielding debt securities. (This is known as prepayment risk and may reduce the income of the Fund or an underlying fund.) During periods of rising interest rates, slower than expected principal payments may extend the average life of certain types of securities. This may lock in a below market interest rate, increase the debt security’s duration and reduce the value of the debt security. (This is known as extension risk.)

•
Issuer Risk. The value of debt securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services. The market price of high yield securities tends to reflect individual developments of the issuer to a greater extent than do higher quality securities and is, therefore, more volatile and sensitive to actual or perceived negative developments affecting an issuer.

•
Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price.  As a result, the Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.  Liquidity of individual debt securities varies considerably. High yield debt securities tend to be less liquid than higher-rated securities. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Judgment plays a large role in valuing these investments as compared to valuing more liquid investments.

•
Money Market Fund Investment Risk. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective. The Fund, through its investment in a money market fund, may not achieve its investment objective. To the extent the Fund transacts in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund's investments in derivatives. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. There can be no assurance that a money market fund will maintain a $1.00 per share NAV at all times. Factors that could adversely affect the value of a money market fund's shares include, among other things, a sharp rise in interest rates, an illiquid market for the securities held by the money market fund, a high volume of redemption activity in a fund's shares, and a credit event or credit rating downgrade affecting one or more of the issuers of securities held by the money market fund. In addition, the failure of even an unrelated money market fund to maintain a stable NAV could create a widespread risk of increased redemption pressures on all money market funds, potentially jeopardizing the stability of their NAVs. Certain money market funds have in the past failed to maintain stable NAVs, and there can be no assurance that such failures and resulting redemption pressures will not impact money market funds in the future.

In July 2014, the SEC adopted amendments to its rules governing the operation of money market funds intended to address perceived systemic risks associated with money market funds and to improve transparency to money market fund investors. These amendments may affect the manner in which money market funds are structured and operated and may impact a money market fund's expenses, returns and liquidity. The degree to which a money market fund will be impacted by the rule amendments will depend upon the type of fund (e.g., US government money market funds are exempt from a number of the changes required by these amendments) and type of investors (e.g., retail or institutional). The new rules will require, among other things, certain money market funds to cease using the amortized cost method to value their shares and to cause transactions in shares of these funds to be effected using the fund's NAV per share calculated out to the fourth decimal point (e.g., $1.0000 instead of $1.00) (together, the "floating NAV amendments"). The floating NAV amendments are intended to cause the values of shares of affected funds to float (i.e., change) over time with the market values of the fund's portfolio securities. Certain funds, such as those that only offer their shares to natural persons and those that invest almost exclusively in cash, obligations of the US government, and repurchase agreements collateralized by obligations of the US government, are not subject to the floating NAV amendments.

The SEC also adopted amendments that would permit the board of trustees of a money market fund to impose a liquidity fee of up to 2% of a shareholder's redemption request (any such fee a "temporary liquidity fee) and/or suspend redemptions for a period of up to ten days in certain circumstances. The rule amendments require the imposition of a temporary liquidity fee whenever 90% or more of a money market fund's portfolio is comprised of assets that are other than cash, direct obligations of the US government or securities that convert into cash within one week, unless the fund's board of trustees determines that such a fee is not in the fund's best interests.

Compliance with many of these amendments will be required on October 14, 2016, two years after the effective date for the amendments. There can be no assurance that the Fund's investments in money market funds will not be adversely affected by the amendments or by additional reforms to money market regulation that may be adopted by the SEC or other regulatory authorities.

In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market fund in which it invests. To the extent these fees and expenses are expected to equal or exceed 0.01% of the Fund's average daily net assets, they will be reflected in the Annual Fund Operating Expenses set forth in the table under "Fees and Expenses of the Fund."

•
Municipal Securities Risk. Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility.  Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations.  General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes.  They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies.  Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations.  Because municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns as governmental cost burdens are reallocated among federal, state and local governments.  Laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes.  Issuers of municipal securities might seek protection under the bankruptcy laws.  In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled.

•
Over-the-Counter Risk. Securities traded in the over-the-counter markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which the Fund pays as part of the purchase price.

•
Overweighting in Certain Market Sectors Risk. The percentage of each Fund’s assets invested in various industries and sectors will vary from time to time depending on the portfolio managers’ perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on a Fund’s NAV.

•
Preferred Stock Risk.  Preferred stock is a type of stock that generally pays dividends at a specified rate and that has preferences over common stock in the payments of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, types of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the market on which the stock trades. The most significant risks associated with investments in preferred stock include issuer risk, market risk and interest rate risk (i.e., the risk of losses attributable to changes in interest rates).

•
Regulatory and Legal Risk.  US and other regulators and governmental agencies may implement additional regulations and legislators may pass new laws that affect the investments held by a Fund, the strategies used by a Fund or the level of regulation or taxation applying to a Fund (such as regulations related to investments in derivatives).  These may impact the investment strategies, performance, costs and operation of the Fund, as well as the way investments in, and shareholders of, a Fund are taxed.

•
Reinvestment Risk. Income from a Fund’s portfolio will decline if and when a Fund invests the proceeds from matured, traded or called debt securities at market interest rates that are below the portfolio’s current earnings rate.

•
REIT Risk. Investing in a real estate investment trust (“REIT”) involves many of the same risks associated with direct ownership of real estate, including: possible declines in the value of real estate; risks related to economic conditions; possible shortage of mortgage funds; overbuilding and extended vacancies; increased competition; changes in property taxes, operating expenses or zoning laws; costs of environmental clean-up, or damages from natural disasters; limitations or fluctuations in rent payments; cash flow fluctuations; and defaults by borrowers. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income under the Code, and/or failing to qualify for an exemption from registration as an investment company under the 1940 Act. Dividends received by the Fund from REITs are not expected to qualify for federal income tax purposes as qualified dividend income when distributed by the Fund. In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases market risk.

•
Risk Management. Management undertakes certain analyses with the intention of identifying particular types of risk and reducing the Fund’s exposure to them. However, risk is an essential part of investing, and the degree of return an investor might expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the possibility of adverse events. Accordingly, no risk management program can eliminate the Fund’s exposure to such events; at best, it can only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program. While the prospectus describes material risks associated with the Fund’s investment program, there is no assurance that as a particular situation unfolds in the markets, the portfolio managers will identify all of the risks that might affect the Fund, rate their probability or potential magnitude correctly, or be able to take appropriate measures to reduce the Fund’s exposure to them. Measures taken with the intention of decreasing exposure to identified risks might have the unintended effect of increasing exposure to other risks.

•
Rule 144A Securities Risk.  The Fund may invest in privately placed securities that have not been registered for sale under the Securities Act of 1933 pursuant to Rule 144A (“Rule 144A securities”) which are determined to be liquid in accordance with procedures adopted by the Board.  However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities could affect adversely the marketability of such securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.  Accordingly, even if determined to be liquid, the Fund’s holdings of Rule 144A securities may increase the level of Fund illiquidity if eligible buyers become uninterested in buying them.  The Fund may also have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.  Additionally, the purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

•
Sovereign Debt Risk.   A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

With respect to the sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis and that has led to defaults and the restructuring of certain indebtedness to the detriment of debt holders. Sovereign debt risk is increased for emerging market issuers.

•
Special Situations Risk. Securities of companies that are involved in an initial public offering or a major corporate event, such as a business consolidation or restructuring, may present special risk because of the degree of uncertainty that can be associated with such events. Securities issued in initial public offerings often are issued by companies that are in the early stages of development, have a history of little or no revenues and may operate at a loss of following the offering. It is possible that there will be no active trading market for the securities after the offering, and that the market price of the securities may be subject to significant and unpredictable fluctuations. Investments in the securities and debt of distressed issuers or issuers in default involves far greater risk than investing in issuers whose debt obligations are being met and whose debt trades at or close to its “par” or full value because the investments are highly speculative with respect to the issuer’s ability to make interest payments and/or pay its principal obligations in full. Investing in special situations may have a magnified effect on the performance of funds with small amounts of assets.

•
Structured Securities Risk. The Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative changes in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets. Because structured securities of the type in which the Fund may invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Fund is permitted to invest in a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Fund’s investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.

•
Warrants and Rights Risk.  Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

•
Zero-Coupon, Step-Coupon and Pay-in-Kind Securities Risk. These securities are debt obligations that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, they are especially sensitive to changes in interest rates, and their prices are generally more volatile than debt securities that pay interest periodically. If an issuer of zero-coupon, step coupon or pay-in-kind securities defaults, the Fund may lose its entire investment. A Fund generally will be required to distribute dividends to shareholders representing the income from these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, a Fund may have to sell other investments, including when it may not be advisable to do so, and use the cash proceeds to make income distributions to its shareholders.

Changes in Policies and Additional Information

Changes in Policies. The Board may change a Fund’s investment objective, investment strategies and other policies without shareholder approval, except as otherwise indicated. With respect to the (i) Dividend & Income Builder Fund’s policy to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in a portfolio of income-producing securities, (ii) Emerging Markets Fund’s policy to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in equity securities of companies in emerging market countries, (iii) European Focus Fund’s policy to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in equity securities of European companies, (iv) Global Equity Income Fund’s policy to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in a portfolio of income-producing equity securities, (v) Global Technology Fund’s policy to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in equity securities of technology-related companies, (vi) High Yield Opportunities Fund’s policy to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in high yield securities, (vii) International Long/Short Equity Fund’s policy to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in long and short positions of equity securities issued by, or equity0related derivative instruments providing exposure to, non U.S. companies from at least three different countries, derivative instruments, (viii) International Select Equity Fund’s policy to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a portfolio of equity securities issued by non-US companies from at least three different countries, (ix) Strategic Income Fund’s policy to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in income producing securities, (x) Unconstrained Bond Fund’s policy to invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in a portfolio of bonds and associated derivative instruments and (xi) US Growth Opportunities Fund’s policy to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of US companies, the Funds will give shareholders at least 60 days’ notice of any change to these policies.

Additional Information on Investment Strategies and Risks. The Funds may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Funds and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which each Fund may engage are discussed, together with their risks, in the Funds’ SAI which you may obtain free of charge by contacting shareholder services. (See back cover for address and phone number.)

Disclosure of Portfolio Holdings. The Funds’ SAI includes a description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings and the Funds publicly disclose their portfolio holdings monthly on their website at http://www.henderson.com.

Obtaining Recent Net Asset Value Per Share.  You may obtain the net asset value of Fund Shares at no cost by visiting www.henderson.com, or by calling 866.3HENDERSON (or 866.343.6337).

Fiscal Year End.  Each Fund’s fiscal year end is July 31.

Management of the Funds

Investment Adviser and Subadvisers

Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago IL, 60611, referred to herein as “the Adviser,” is the Funds’ investment adviser. Henderson Investment Management Limited, 201 Bishopsgate, London UK EC2M 3AE, referred to herein as “HIML,” is the subadviser for each Fund except the High Yield Opportunities Fund and the US Growth Opportunities Fund. Henderson Geneva Capital Management, 100 E. Wisconsin Avenue, Suite 2550, Milwaukee, WI 53202, referred to herein as “Geneva,” is the subadviser for the US Growth Opportunities Fund. The Adviser, HIML, and Geneva are indirect, wholly-owned subsidiaries of Henderson Group plc and, together with their subsidiaries, are referred to as “Henderson Global Investors” in this Prospectus.

As a global money portfolio manager, Henderson Global Investors provides a full spectrum of investment products and services to institutions and individuals around the world. Headquartered in London at 201 Bishopsgate, London, UK EC2M 3AE, Henderson Global Investors has been managing assets for clients since 1934. Henderson Global Investors is a multi-skill, multi-asset management business with a worldwide distribution network.

Pursuant to an investment advisory agreement with the Trust and subject to the oversight of the Board of Trustees of the Trust, the Adviser oversees the management of the Fund’s investments and the administration of the Fund’s business affairs, provides certain clerical, bookkeeping and administrative services and furnishes office facilities and equipment for the Trust. Pursuant to a subadvisory agreement with the Adviser, HIML provides research, analysis, advice and recommendations for each Fund, except the High Yield Opportunities Fund and the US Growth Opportunities Fund, with respect to the purchase and sale of securities and manages investment decisions regarding assets of the Funds, subject to the oversight of the Board of Trustees and the Adviser. Pursuant to a subadvisory agreement with the Adviser, Geneva provides research, analysis, advice and recommendations to the US Growth Opportunities Fund with respect to the purchase and sale of securities and manages investment decisions regarding assets of the Fund, subject to the oversight of the Board of Trustees and the Adviser.

The Adviser provides services and facilities to the Funds. Each Fund pays the Adviser a monthly fee at an annual rate of each Fund’s average daily net assets as set forth below:

All Asset Fund	International Long/Short Equity Fund
0.40%	1.25%
Dividend & Income Builder Fund	International Opportunities Fund
0.75% for the first $1 billion;	1.00% for the first $2 billion;
0.65% for the next $1billion:	0.90% for the next $1 billion;
0.55% for the balance thereafter.	0.80% for the next $1 billion;
Emerging Markets Fund	0.70% for the next billion;
1.00% for the first $1 billion;	0.60% for the next $5 billion; and
0.90% for the next $1 billion; and	0.50% for the balance thereafter.
0.85% for the balance thereafter.	International Select Equity Fund
European Focus Fund	0.65%
1.00% for the first $500 million;	Strategic Income Fund1
0.90% for the next $1 billion;	0.55% for the first $1 billion;
0.85% for the next $1 billion; and	0.50% for the next $500 million; and
0.80% for the balance thereafter.	0.45% for the balance thereafter.
Global Equity Income Fund	Unconstrained Bond Fund
0.85% for the first $1 billion;	0.65% for the first $1 billion;
0.65% for the next $1 billion; and	0.55% for the next $1 billion; and
0.60% for the balance thereafter.	0.50% for the balance thereafter.
Global Technology Fund	US Growth Opportunities Fund
0.90% for the first $1 billion;	0.75% for the first $1 billion;
0.80% for the balance thereafter.	0.70% for the next $1 billion; and
High Yield Opportunities Fund	0.65% for the balance thereafter.
0.65% for the first $1 billion;
0.55% for the next $1 billion; and
0.50% for the balance thereafter.

1
The fee is based upon the Fund’s average managed assets. Managed assets mean the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). Since the Fund pays the Adviser based on the Fund’s average managed assets, which include the proceeds of leverage, the Adviser’s fee will be higher if the Fund is leveraged.

For the most recent fiscal year, each Fund paid the Adviser an amount equal to the rate shown in the table below of the Fund’s average net assets, taking into account the expense limitations and/or fee waivers then in effect:

All Asset Fund	0.36%
Dividend & Income Builder Fund	0.57%

Emerging Markets Fund	0.67%
European Focus Fund	0.89%
Global Equity Income Fund	0.69%
Global Technology Fund	0.90%
High Yield Opportunities Fund	0.36%
International Long/Short Equity Fund1	—
International Opportunities Fund	0.92%
International Select Equity Fund2	—
Strategic Income Fund	0.48%
Unconstrained Bond Fund	—
US Growth Opportunities Fund3	—

_________________
1	The International Long/Short Equity Fund commenced operations December 9, 2014.

2	The International Select Equity Fund commenced operations September 30, 2014.

3	The US Growth Opportunities Fund commenced operations December 18, 2014.

The Adviser pays each of HIML and Geneva a fee for its subadvisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreements for all of the Funds except for the International Long/Short Equity Fund, International Select Equity Fund and the US Growth Opportunity Fund is available in the Funds’ Annual Report dated July 31, 2015. The discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreements for the International Long/Short Equity Fund, the International Select Equity Fund, and the US Growth Opportunities Fund is available in the Funds’ Semi-Annual Report dated January 31, 2015.

Portfolio Managers

All Asset Fund

Bill McQuaker, Co-Head of Multi-Asset, is a Portfolio Manager of the Fund. He joined Henderson Global Investors in 2005 and has over 30 years of investment management experience.

Paul O’Connor, Co-Head of Multi-Asset, is a Portfolio Manager of the Fund. He joined Henderson Global Investors in 2013 and has over 21 years of investment management experience.

Chris Paine, Director of Asset Allocation, is a Portfolio Manager of the Fund. He joined Henderson Global Investors in 2000 and has over 21 years of investment management experience.

Dividend & Income Builder Fund

Alex Crooke, Head of Global Equity Income, is a Portfolio Manager of the Fund. He joined Henderson Global Investors in 1994 and has over 26 years of investment management experience.

Job Curtis, Director of Global Equity Income, is a Portfolio Manager of the Fund. He joined Henderson Global Investors in 1987 via Touche Remnant and has over 31 years of investment management experience.

Ben Lofthouse, CFA, Fund Manager, is a Portfolio Manager of the Fund.  He joined Henderson Global Investors in 2004 and has over 18 years of experience in the investment industry.

Jenna Barnard, CFA, Co-Head of Retail Fixed Income, is a Portfolio Manager of the Fund. She joined Henderson Global Investors in 2002 and has over 15 years of investment management experience.

John Pattullo, Co-Head of Retail Fixed Income, is a Portfolio Manager of the Fund. He joined Henderson Global Investors in 1997 and has over 23 years of investment management experience.

Emerging Markets Fund

Glen Finegan, Head of Global Emerging Markets Equities, is the Lead Portfolio Manager of the Fund. He joined Henderson Global Investors in 2015 and has over 16 years of investment management experience.

European Focus Fund

Stephen Peak, Director of International Equities, is the Lead Portfolio Manager of the Fund. He joined Touche Remnant in 1986, which was subsequently purchased by Henderson Global Investors in 1992. He has more than 41 years of investment management experience.

Global Equity Income Fund

Alex Crooke, Head of Global Equity Income, is the Co-Lead Portfolio Manager of the Fund. Mr. Crooke’s biography is included in the Dividend & Income Builder Fund description above.

Job Curtis, Director of Global Equity Income, is the Co-Lead Portfolio Manager of the Fund. Mr. Curtis’s biography is included in the Dividend & Income Builder Fund description above.

Ben Lofthouse, CFA, Fund Manager, is a Portfolio Manager of the Fund.  Mr. Lofthouse’s biography is included in the Dividend & Income Builder Fund description above.

Global Technology Fund

Stuart O’Gorman, Director of Technology Investments, is a Co-Portfolio Manager of the Fund. He joined Henderson Global Investors in 2001 and has over 20 years of investment management experience.

Graeme Clark is a Co-Portfolio Manager of the Fund. He joined Henderson Global Investors in 2013 and has over 22 years of experience in the investment industry.

High Yield Opportunities Fund

Kevin Loome, CFA, Head of US Credit, is the Portfolio Manager of the Fund. He joined Henderson Global Investors in 2013 and has over 25 years of investment management experience.

International Long/Short Equity Fund

The Fund is managed by a team of Portfolio Managers. Stephen Peak, Director of International Equities and the Fund’s Co-Lead Portfolio Manager, and Steve Johnstone, Fund Manager, Diversified Hedge Funds and the Fund’s Portfolio Manager & Quantitative Strategist, generally oversee the management and portfolio construction of the Fund. Individual members of the Team manage the Fund’s investments in specific countries and regions as outlined below.

Quantitative Strategist – Steve Johnstone, Fund Manager, Diversified Hedge Funds, is responsible for the top-down overlay and quantitative risk control of the Fund’s overall portfolio. He joined Henderson Global Investors via the 2011 acquisition of Gartmore and has over 25 years of investment management experience.

Portfolio Management of the Fund’s sub-portfolios:

Europe – Stephen Peak, Director of International Equities, manages the Europe sub-portfolio of the Fund. Mr. Peak’s biography is included in the European Focus Fund description above.

UK – Neil Hermon, Co-Head of UK Equities, manages the UK sub-portfolio of the Fund. He joined Henderson Global Investors in 2002 and has more than 27 years of investment management experience.

Asia Pacific – Andrew Gillan, Head of Asia (ex-Japan) Equities, manages the Asia Pacific sub-portfolio of the Fund. He joined Henderson Global Investors in 2014 and has more than 16 years of investment management experience.

Japan – Vincent Musumeci, CFA, Portfolio Manager of Japanese Equities, manages the Japan sub-portfolio of the Fund. He joined Henderson Global Investors via the 2011 acquisition of Gartmore and has over 16 years of investment management experience.

International Opportunities Fund

The Fund is managed by a team of Portfolio Managers. Stephen Peak, Director of International Equities and the Fund’s Lead Portfolio Manager, generally oversees the management of the Fund. Individual members of the Team manage the Fund’s investments in specific countries, regions and sectors as outlined below.

Asset Allocation Strategist – Bill McQuaker, Co-Head of Multi-Asset, supports Mr. Peak in the asset allocation of the Fund. Mr. McQuaker’s biography is included in the All Asset Fund description above.

Portfolio Management of the Fund’s sub-portfolios:

Europe – Stephen Peak, Director of International Equities, manages one of the two European sub-portfolios of the Fund. Mr. Peak’s biography is included in the European Focus Fund description above.

Tim Stevenson, Director of Pan European Equities, manages the other European sub-portfolio of the Fund. He joined Henderson Global Investors in 1986 and has more than 33 years of investment management experience.

Global Growth– Ian Warmerdam, Director of Global Growth Equities, and Ronan Kelleher, Portfolio Manager, co-manage the Global Growth sub-portfolio. Mr. Warmerdam joined Henderson Global Investors in 2001 and has over 19 years of investment management experience. Mr. Kelleher joined Henderson Global Investors in 2011 and has over 4 years of investment management experience.

Japan – Vincent Musumeci, CFA, Portfolio Manager of Japanese Equities, manages the Japan sub-portfolio of the Fund. Mr. Musumeci’s biography is included in the International Long/Short Equity Fund description above.

Emerging Markets – Glen Finegan, Head of Global Emerging Markets Equities, and Nicholas Cowley, Investment Manager, Global Emerging Markets Equities, co-manage the Emerging Markets sub-portfolio of the Fund. Mr. Finegan’s biography is included in the Emerging Markets Fund description above. Mr. Cowley joined Henderson Global Investors in 2004 and has over 18 years of investment management experience.

Asia Pacific – Andrew Gillan, Head of Asia (ex-Japan) Equities manages the Asia Pacific sub-portfolio of the Fund. Mr. Gillan’s biography is included in the International Long/Short Equity Fund description above

International Select Equity Fund

Matthew Beesley, CFA, Head of Global Equities, is a Portfolio Manager of the Fund. He joined Henderson Global Investors in 2012 and has 19 years of investment management experience.

Sanjeev Lakhani, CFA, Investment Manager, Global Equities, is a Portfolio Manager of the Fund. He joined Henderson Global Investors in 2011 and has 12 years of experience in the financial industry.

Strategic Income Fund

John Pattullo, Co-Head of Retail Fixed Income, is a Portfolio Manager of the Fund. Mr. Pattullo’s biography is included in the Dividend & Income Builder Fund description above.

Jenna Barnard, CFA, Co-Head of Retail Fixed Income, is a Portfolio Manager of the Fund. Ms. Barnard’s biography is included in the Dividend & Income Builder Fund description above.

Unconstrained Bond Fund

Phillip Apel, Head of Fixed Income, is Co-Lead Portfolio Manager of the Fund.  Mr. Apel chairs Henderson’s Fixed Income Investment Strategy Group (ISG). He joined Henderson Global Investors in 2005 and has 28 years of investment management experience.

Andrew Mulliner, CFA, Portfolio Manager, is Co-Lead Portfolio Manager of the Fund. He joined Henderson Global Investors in 2007 and has 10 years of investment management experience.

US Growth Opportunities Fund

Michelle Picard, CFA, Portfolio Manager, is a Portfolio Manager of the Fund. She joined Henderson Global Investors in 2014 and has 19 years of investment management experience.

W. Scott Priebe, Portfolio Manager, is a Portfolio Manager of the Fund. He joined Henderson Global Investors in 2014 and has 12 years of investment management experience.

Derek Pawlak, Portfolio Manager, is a Portfolio Manager of the Fund. He joined Henderson Global Investors in 2014 and has 27 years of investment management experience.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Funds.

Description of Share Classes

The All Asset, Dividend & Income Builder, Emerging Markets, European Focus, Global Equity Income, Global Technology, High Yield Opportunities, International Long/Short Equity, International Opportunities, International Select Equity, Strategic Income Funds, Unconstrained Bond and US Growth Opportunities Funds offer Class A, Class C, Class I and Class R6 shares through this Prospectus. The International Opportunities Fund also offers Class R shares through this Prospectus.

The Class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares.

You are able to choose among different types of sales charges and different levels of ongoing operating expenses, as illustrated in the following tables. The Class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares and the level of services you receive from your financial adviser. Here is a summary of the differences among the Classes of shares:

Class A Shares (all Funds)

•	front end sales charge. There are several ways to reduce these sales charges (see “Applicable Sales Charge – Class A Shares” and “Sales Charge Reductions – Class A Shares”)

•	lower annual expenses than Class C and Class R shares

•	no CDSC, except purchases over $1 million for which no front end sales charge was paid are subject to a 1% CDSC for redemptions within one year of investment

•	Class A shares pay distribution fees up to a maximum of 0.25% of net assets annually

In certain circumstances, front end sales charges are waived. These circumstances are described under “Sales Charge Waivers – Class A Shares.”

Class C Shares (all Funds)

•	no front end sales charge. All your money goes to work for you right away

•	individual purchase transactions are limited to amounts less than $1,000,000

•	a 1% CDSC for redemptions made within twelve months of investing, and no CDSC thereafter. CDSC is waived for certain types of redemptions

•	shares do not convert to another Class

•	higher annual expenses than Class A, Class R, Class R6 and Class I shares

•
Class C shares pay distribution and service fees up to a maximum of 1.00% of net assets annually, which may increase the cost of your investment and may cost you more than paying other types of sale charges

Class C shares are not intended for purchase in amounts equal to or greater than $1,000,000. You and/or your financial adviser are responsible for ensuring that your investment in Class C shares does not exceed those limits. The Funds cannot ensure that they will identify purchase orders that would cause your aggregate investment in Class C shares to exceed the limits imposed on individual transactions.

Class R Shares (International Opportunities Fund only)

•
available for purchase exclusively by investors through employer-sponsored benefit or retirement plans held in plan level or omnibus accounts maintained by the retirement plan administrator or record keeper

•	IRA accounts are not eligible for Class R shares

•	no front end sales charge. All your money goes to work for you right away

•	higher annual expenses than Class A, Class R6 and Class I shares; lower annual expenses than Class C shares

•	no CDSC

•	shares do not convert to another Class

•	Class R shares pay distribution fees up to a maximum of 0.50% of net assets annually

Class I Shares (all Funds)

•	no front end sales charge. All your money goes to work for you right away

•	lower annual expenses than Class A, Class C and Class R shares

•	no CDSC

Class I Shares are available for purchase by:

•	Endowments, foundations, non-profit organizations, charitable trusts, corporations and high net worth individuals using a trust or custodial platform

•	Public entities, including state, county, city or instrumentality, department authority or thereof

•	Certain financial intermediaries that charge their customers transaction fees with respect to their customer investments in the Funds

•
Investors participating in wrap fee or asset allocation programs or other fee-based arrangements sponsored by nonaffiliated broker-dealers or other financial institutions that have entered into agreements with a Fund or its affiliates for that purpose.

•
Employer-sponsored retirement or benefit plans defined in Section 401(a), 401(k), 403(b) or 457 of the Code or a “rabbi” trust provided that the plan’s assets are at least $1,000,000 and the shares are held in an omnibus account on the Fund’s records. A Fund or its affiliates may enter into agreements with specific providers of retirement plan service programs that establish a lower threshold for eligibility

•	Other investment companies that have an agreement with a Fund or its affiliates for that purpose

Class R6 Shares (all Funds)

• no front end sales charge. All your money goes to work for you right away

• lower annual expenses than Class A, Class C, Class I and Class R shares

• no CDSC

R6 Shares are not subject to any service or distribution fees. Neither the Fund nor the Adviser or its affiliates will provide any distribution, shareholder or participant servicing, account maintenance, sub-accounting, sub-transfer agency, administrative, recordkeeping or reporting, transaction processing, support or similar payments, or “revenue sharing” payments, in connection with investments in, or conversions into, R6 Shares (collectively, “Service Payments”).

Class R6 Shares are available for purchase by:

•
“Employee Benefit Plans,” which shall include: retirement plan level, retirement plan administrator level or omnibus accounts; retirement plans—employer-sponsored 401(k) and 403(b), 457, Keogh, profit sharing, money purchase, defined benefit/defined contribution, target benefit and Taft-Hartley plans; non-qualified deferred compensation plans; and post-employment benefit plans, including retiree health benefit plans.

•
Employee Benefit Plans, Board members and other individuals considered to be affiliates of the Fund or the Adviser, and discretionary accounts with the Adviser, as well as affiliated and non-affiliated registered investment companies may purchase R6 Shares with no investment minimum.

•	Current or former Trustees of the Funds or a member of their immediate family

•	Current and former employees of the Adviser or its affiliates or their immediate families

•
Certain other types of plans, and institutional or other investors, may be eligible to purchase R6 Shares, provided eligibility requirements and relevant minimums are met, including, but not limited to:

• 529 plans;
• endowments and foundations;
• states, counties or cities or their instrumentalities;
• insurance companies, trust companies and bank trust departments; and
• certain other institutional investors, subject to approval by the Adviser.

•	Except as specifically provided above, R6 Shares may not be purchased by:

• individual investors and/or retail accounts including accounts purchasing through wrap programs;
• IRAs and Coverdells;
• SEPs, SIMPLEs and SARSEPs; and
• individual 401(k) and 403(b) plans.

Each investor’s financial considerations are different. You should read this section carefully and consult your financial adviser to help you understand the different investor services available under each available Class of shares and the differences in pricing, which affect the return on your investment, to help you decide which share Class is best for you. Not all financial intermediaries offer all classes. Factors you may wish to consider in choosing a Class of shares include, but are not limited to, the following:

•	how long you expect to own the shares

•	how much you intend to invest

•	total expenses associated with owning shares of each Class including sales charges, as applicable, and the level of Class expenses

•	whether you qualify for any reduction or waiver of sales charges

•	whether you plan to take any distributions in the near future

•	availability of share Classes

•	how share Classes affect payments to your financial adviser

Please see the heading “Contingent Deferred Sales Charge” for other considerations concerning the calculation of the CDSC that may apply.

If you purchase your Fund shares through a financial adviser (such as a broker or bank), the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and distribution and service fees.

In addition, the Adviser may make payments to financial intermediaries for distribution and/or shareholder servicing activities out of its past profits or other available sources. For example, the Adviser may pay compensation to financial intermediaries for administrative, sub-accounting, or shareholder processing services and/or for providing the Funds with “shelf space” or access to a third party platform or fund offering list, or other access to promote sales of shares of the Funds including, without limitation, inclusion of the Funds on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting access to the third party firm’s sales force; granting access to the third party firm’s conferences and meetings; and obtaining other forms of marketing support. The Adviser may also make payments for marketing, promotional or related expenses to financial intermediaries through which investors may purchase shares of a Fund. These payments are often referred to as “revenue sharing” payments. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you. These payments may differ for each fund of Henderson Global Funds, including within the same intermediary and across intermediaries, or within the same fund at the same intermediary. Please contact your financial intermediary for details about revenue sharing payments it may receive.

The Funds may reimburse the Adviser for a portion of networking and sub-transfer agent fees paid to financial intermediaries as described in the SAI.

Certain dealers and financial intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this Prospectus and the SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged. These fees will not be charged if you purchase or redeem Fund shares directly from a Fund.

The Funds may waive the initial sales charge and initial investment minimums on Class A shares for purchases through certain investment professionals that sponsor electronic mutual fund marketplaces. Investors may be charged a fee by such investment professionals if they affect transactions through them.

Applicable Sales Charge – Class A Shares

You can purchase Class A shares at the NAV per share plus an initial sales charge (referred to as the Offering Price). The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are as follows:

	All Funds (except Dividend & Income Builder Fund, High Yield Opportunities Fund, Strategic Income Fund and Unconstrained Bond Fund)
	Sales Charge* as Percentage of:		Dealer Reallowance as a Percentage of the Offering Price
Amount of Purchase	Offering Price	Net Amount Invested
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.50%
$100,000 but less than $250,000	4.00%	4.17%	3.75%
$250,000 but less than $500,000	3.00%	3.09%	2.75%
$500,000 but less than $1,000,000	2.20%	2.25%	1.95%
$1,000,000 or more	None**	None**	None***

	Dividend & Income Builder Fund			High Yield Opportunities Fund, Strategic Income Fund, and Unconstrained Bond Fund
	Sales Charge* as Percentage of:		Dealer Reallowance as a Percentage of the Offering Price	Sales Charge* as Percentage of:		Dealer Reallowance as a Percentage of the Offering Price
Amount of Purchase	Offering Price	Net Amount Invested		Offering Price	Net Amount Invested
Less than $50,000	5.00%	5.26%	4.50%	4.75%	4.99%	4.25%
$50,000 but less than $100,000	4.25%	4.44%	4.00%	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.25%	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.25%	2.50%	2.56%	2.25%
$500,000 but less than $1,000,000	1.50%	1.52%	1.25%	2.00%	2.04%	1.75%
$1,000,000 or more	None**	None**	None***	None**	None**	None***

*	Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.

**	No initial sales charge applies on investments of $1 million or more. However, a CDSC of 1% is imposed on certain redemptions of such investments within one year of purchase.

***
Brokers that initiate and are responsible for purchases of $1 million or more may receive a sales commission of up to 1.00% of the offering price of Class A shares. Please note if a client or financial intermediary is unable to provide account verification on purchases receiving million dollar breakpoints due to rights of accumulation, sales commissions will be forfeited. Purchases eligible for sales charge waivers as described under “Sales Charge Waivers – Class A Shares” are not eligible for sales commissions on purchases of $1 million or more.

You may be eligible for reductions and waivers of sales charges. Sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges is set forth below. You may consult your broker or financial adviser or the Adviser for assistance.

Sales Charge Reductions – Class A Shares

You may qualify for reduced sales charges in the following cases:

•
Letter of Intent. If you intend to purchase at least $50,000 of Class A shares of a Fund, you may wish to complete the Letter of Intent section of your account application form. By doing so, you agree to invest a certain amount over a 13-month period. You would pay a sales charge on any Class A shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent. You can apply any investments you made in any of the Henderson Global Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period).

You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds’ custodian will hold such amount in shares in escrow. The custodian will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

Reinvested dividends and capital gains will count towards fulfillment of the Letter of Intent.

•
Rights of Accumulation. The value, including reinvested dividends and capital gains, of eligible accounts across all Henderson Global Funds maintained by you and each member of your immediate family may be combined with the value of your current purchase to obtain a lower sales charge for that purchase (according to the chart above). For purposes of obtaining a breakpoint discount, a member of your “immediate family” includes your spouse, parent, stepparent, legal guardian, children and/or stepchildren, father-in-law, mother-in-law and partnerships created through civil unions. Eligible accounts include:

•	Individual accounts
•	Joint accounts between the individuals described above
•	Certain fiduciary accounts
•	Single participant retirement plans
•	Solely controlled business accounts

Fiduciary accounts include trust and estate accounts. Fiduciary accounts may be aggregated with the accounts described above so long as there are no beneficiaries other than you and members of your immediate family. In addition, a fiduciary can count all shares purchased for a fiduciary account that may have multiple accounts and/or beneficiaries.

For example, if you own Class A shares of the International Opportunities Fund that have an aggregate value of $100,000, and make an additional investment in Class A shares of the Fund of $4,000, the sales charge applicable to the additional investment would be 4.00%, rather than the 5.75% normally charged on a $4,000 purchase (sales load of each Fund will vary). Please contact your broker to establish a new account under Rights of Accumulation.

For purposes of determining whether you are eligible for a reduced Class A sales charge, investments will be valued at their current offering price or the public offering price originally paid per share, whichever is higher. You should retain any records necessary to substantiate the public offering price originally paid.

To receive a reduction in your Class A initial sales charge, you must let your financial adviser or shareholder services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial adviser or shareholder services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge, including, where applicable, information about accounts opened with a different financial adviser.

Certain brokers or financial advisers may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker or your financial adviser prior to purchasing a Fund’s shares.

This information is available, free of charge, on the Funds’ website. Please visit www.henderson.com (click on the link titled “Sales Charge Information” in the Mutual Funds section). You may also call 866.3Henderson (or 866.343.6337) or consult with your financial adviser.

Sales Charge Waivers – Class A Shares

The Funds will waive the initial sales charge on Class A shares for the following types of purchases:

1.	Dividend reinvestment programs

2.	Purchase by any other investment company in connection with the combination of such company with a Fund by merger, acquisition of assets or otherwise

3.	Reinvestment by a shareholder who has redeemed shares in a Fund and reinvests in that Fund or another Henderson Global Fund, provided the reinvestment is made within 180 days of the redemption

4.	Purchase by a unit investment trust registered under the 1940 Act which has shares of a Fund as a principal investment

5.	Purchase by a financial institution purchasing Class A shares of a Fund for clients participating in a fee based asset allocation program or wrap fee program which has been approved by the Distributor

6.
Purchase by a registered investment adviser or financial planner who places trades for its own accounts or the accounts of its clients and who charges a management, consulting or other fees for its services; and clients of such investment adviser or financial planner who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent

7.
Purchases by retirement plans that are maintained on retirement platforms sponsored by financial intermediary firms, provided the financial intermediary firms have entered into an agreement with respect to such retirement platforms

* Note that retirement plans that (i) were invested in the Funds and (ii) met the eligibility requirements for A shares at NAV prior to March 4, 2013 are permitted to continue to purchase shares at NAV regardless of whether they meet the criteria immediately above

8.
Purchase by employees of an entity with a selling agreement with the Distributor to sell the Funds’ shares and any member of that person’s immediate family (including a spouse, child, step-child, parent, sibling, grandchild and grandparent, in each case including in-law and adoptive relationships)

9.	Purchases by a registered management investment company that has an agreement with the Adviser or Distributor for that purpose.

Investors who qualify under any of the categories described above should contact their brokerage firms. For further information on sales charge waivers, call 866.3Henderson (or 866.343.6337).

Applicable Sales Charge – Class C Shares

You pay no initial sales charge if you purchase Class C shares. However, a 1% CDSC will apply to redemptions of shares made within twelve months of buying them, as discussed below.

Brokers that initiate and are responsible for purchases of such Class C shares of that Fund may receive a sales commission at the time of sale of up to 1.00% of the purchase price of Class C shares of the Fund.

Contingent Deferred Sales Charge (CDSC)

You pay a CDSC when you redeem:

•	Class A shares that were bought without paying a front end sales charge as part of an investment of at least $1 million within one year of purchase

•	Class C shares within twelve months of purchase

The CDSC payable upon redemption of Class C shares or Class A shares in the circumstances described above is 1.00%.

The CDSC will be based either on your original purchase price or the then current NAV of the shares being sold, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC. These time periods include the time you held Class C shares of another Fund of which you may have exchanged for Class C shares of the Fund you are redeeming.

You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of dividends or capital gains distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are redeeming first shares representing reinvestment of dividends and capital gains distributions, and then remaining shares held by you for the longest period of time. For the purposes of the CDSC, we will calculate the holding period of shares acquired through an exchange of shares of another Henderson Global Fund from the date you acquired the original shares of the other Henderson Global Fund.

For example, assume an investor purchased 1,000 shares at $10 a share (for a total cost of $10,000). After the initial purchase, the investor acquired 100 additional shares through dividend reinvestment. If, during the first year since purchase, the investor then makes one redemption of 500 shares when the shares have a NAV of $12 per share (resulting in proceeds of $6,000; i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share which is the original purchase price. Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 1.00% (the applicable rate in the first year after purchase).

CDSC Waivers

The Funds will waive the CDSC payable upon redemptions of shares for:

•	death or disability (as defined in Section 72(m)(7) of the Code) of the shareholder if such shares are redeemed within one year of death or determination of disability

•
benefit payments under retirement plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under retirement plans

•	minimum required distributions made from an IRA or other retirement plan account after you reach age 70½

•	withdrawals under a Fund’s systematic withdrawal plan, limited to 10% annually of the value of your account, measured at the time you set up the plan

•	redemptions initiated by the Funds

•	redemptions by retirement plans of shares held in plan level or omnibus accounts maintained by a retirement plan administrator or recordkeeper.

CDSC Aging Schedule

As discussed above, certain investments in Class A and Class C shares will be subject to a CDSC. The aging schedule applies to the calculation of the CDSC.

For purposes of computing the CDSC, all purchases made during a calendar month will be counted as having been made on the first day of that month.

No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.

The CDSC will be based either on your original purchase price or the then current NAV of the shares being sold, whichever is lower. The applicability of a CDSC will not be affected by exchanges or transfers of registration, except as described in the SAI.

Conversion Feature

You may be able to convert your shares to a different share class of the same Fund that has a lower expense ratio provided certain eligibility requirements are met. Your shares may be automatically converted under certain circumstances. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Class I shares of a Fund may be converted to Class A shares of the same Fund or may be redeemed if you cease to satisfy the Class I share eligibility requirements. Please contact your financial intermediary for additional information. Not all share classes are available through all intermediaries.

If your shares of a Fund are converted to a different share class of the same Fund, the transaction will be based on the respective net asset value of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day’s net asset values. Your total value of the initially held shares, however, will equal the total value of the converted shares. Please contact your financial intermediary regarding the tax consequences of any conversion.

Distribution and/or Service (12b-1) Fees

The Funds have adopted a distribution and service plan under Rule 12b-1 of the 1940 Act. 12b-1 fees are used to compensate the Distributor and other dealers and investment representatives for services and expenses related to the marketing, sale and distribution of a Fund’s shares and/or for providing shareholder services. Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The 12b-1 fees vary by share class as follows:

•	Class A shares pay a 12b-1 fee at the annual rate of 0.25% of the average daily net assets of a Fund

•	Class C shares pay a 12b-1 fee at the annual rate of 1.00% of the average daily net assets of a Fund

•	Class R shares pay a 12b-1 fee at the annual rate of 0.50% of the average daily net assets of the Fund.

In the case of Class C shares, 12b-1 fees, together with the CDSC, are used to finance the costs of advancing sales commissions paid to dealers and investment representatives.

The Distributor may use up to 0.25% of the fees for shareholder servicing for Class C shares and up to 0.75% for distribution for Class C shares. The Distributor uses the entire amount of the 12b-1 fees for distribution for Class A and Class R shares.

How to Purchase, Exchange and Redeem Shares

You may purchase, exchange and redeem Class A, Class C, Class R Class I and Class R6 shares of the Funds in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these Classes of shares, which are described in the next section under the caption “Investor Services and Programs.” The Funds reserve the right to modify the following policies at any time and to reject any investment for any reason.

How to Purchase and Redeem Class R (International Opportunities Fund only)

Class R share participants in retirement plans must contact the plan’s administrator to purchase or redeem shares. For plan administrator contact information, participants should contact their respective employer’s human resources department. Transactions generally are effected on behalf of retirement plan participants by the administrator or a custodian, trustee or recordkeeper.

How to Purchase Class A, Class C, Class I and Class R6 Shares

Initial Purchase

Investment Minimums for Class A, Class C and Class R shares (per Fund):

Type of Account	Minimum to Open an Account	Minimum Balance
Regular	$500	$500
IRA and Roth IRA	500	500
Coverdell Education Savings Account (Educational IRA)	500	500
Automatic Investment Plan	500	500

Investment Minimums for Class I and Class R6 Shares:

Please contact your individual consultant, financial intermediary, plan administrator or third party record-keeper for minimum investment requirements for Class I and Class R6 Shares.

Except as noted below, the Funds require that you maintain a minimum account balance as listed above with respect to Class A, Class C and Class R. If your account value declines below the respective minimum because you have redeemed or exchanged some of your shares, a Fund may notify you of its intent to liquidate your account unless it reaches the required minimum. You may prevent such liquidation by increasing the value of your account to at least the minimum within ninety days of the notice from a Fund.

The Funds may be limited in their ability to monitor or ensure that accounts opened through a financial intermediary meet the minimum investment requirements. Nevertheless, the Funds expect that financial intermediaries will comply with the Fund’s investment requirements including applicable investment minimums. In the event a Fund is unable to prevent an account with a below minimum balance from opening, the Fund reserves the right to liquidate the account at any time.

Initial investment minimums do not apply to investments made by the Trustees of the Funds and current and former employees of the Adviser, its affiliates or their family members. The initial investment minimum may be reduced or waived for investments made by investors in wrap-free programs or other asset-based advisory fee programs where reduction or waiver of investment minimums is a condition for inclusion in the program. In addition, shares of a Fund purchased by individual investors through certain financial intermediaries or retail brokerage platforms may be subject to lower initial and subsequent investment minimums. Please check with your financial intermediary for information about the minimum investment requirements that may be imposed by such party.

The Funds reserve the right to waive any investment minimum to the extent such a decision is determined to be in the best interests of the Funds. The Funds also reserve the right to liquidate your account regardless of size.

When you buy shares, be sure to specify the Class of shares. Generally, if you do not choose a share Class, your investment will be made in Class A shares. If you are not eligible for the class you have selected, your investment may be refused. However, we recommend that you discuss your investment with a financial adviser before you make a purchase to be sure that the Fund and the Fund’s share Class are appropriate for you. In addition, consider the Fund’s investment objectives, principal investment strategies and principal risks as well as factors listed under “Description of Share Classes” to determine which Fund and share Class is most appropriate for your situation.

Opening Your Account

You can open a new account in any of the following ways:

•	Financial Adviser or Financial Intermediary. You can establish an account by having your financial adviser or financial intermediary process your purchase.

•	Complete the Application. Please call 866.3HENDERSON (or 866.343.6337) to obtain an application. Make check payable to the name of the Fund. Mail to:

Regular Mail
Henderson Global Funds
PO Box 8391
Boston, MA 02266-8391

Overnight Mail
Boston Financial Data Services
c/o Henderson Global Funds
30 Dan Road
Canton, MA 02021-2809
866.3Henderson (or 866.343.6337)

Current shareholders may open a new identically registered account by one of the following methods:

•	Telephone Exchange Plan. You may exchange $500 or more from your existing account to another Henderson Global Fund account.

•	Wire. Call 866.3Henderson (or 866.343.6337) to arrange for this transaction:

State Street Bank and Trust Company
Attn: Mutual Funds
Boston, MA 02110
ABA # 0110-0002-8
Attn: Henderson Global Funds
Deposit DDA #9905-541-0
FBO: (please specify the Fund name, account
number and name(s) on account);

Generally, you must be a US citizen or an alien residing in the US or a US Territory with a valid US Taxpayer Identification Number to open an account. Entities must be based in the US or a US Territory and have a valid US Taxpayer Identification Number to open an account. Under limited circumstances, the Funds reserve the right to sell shares to persons residing outside the US and its territories. US citizens living abroad may establish accounts with the Henderson Global Funds. If you are attempting to open an account with a financial intermediary, your account must be established manually prior to placing any investments. Please have a representative of the financial intermediary fax full account registration instructions to our shareholder services department. These instructions should include the following information:

•	Account Registration

•	Dealer Number

•	Branch and Rep Number

•	Dealer Account Number (BIN)

•	Matrix level

•	Cash/Reinvest Option

Shareholder Services will contact the financial intermediary when the account has been established and is ready for investment. Orders received prior to this confirmation will not be considered complete and will not be eligible for pricing.

The Funds do not accept foreign correspondent or foreign private banking accounts.

Cost Basis Reporting

Department of the Treasury regulations mandate cost basis reporting to shareholders and the IRS for redemptions of Fund shares acquired on or after January 1, 2012 (“covered shares”). If you acquire and hold covered shares directly through the Henderson Global Funds and not through a Financial Intermediary, the Funds will use a default average cost basis methodology for tracking and reporting your cost basis on covered shares, unless you request, in writing, another cost basis reporting methodology.

Please note that if you elect to change your cost basis method to or from average cost the request must be in writing.

If you acquire and hold shares through a Financial Intermediary, please contact your Financial Intermediary for information related to cost basis defaults, cost basis selection, and cost basis reporting.

It is important for you to consult with your own tax advisor(s) when selecting which cost basis tracking and relief methodology is in your best interest.

Adding to Your Account

There are several easy ways you can make additional investments to any Fund in your account:

•	ask your financial adviser or financial intermediary to purchase shares on your behalf

•	send a check with the returnable portion of your statement

•	wire additional investments through your bank using the wire instructions as detailed above

•
authorize transfers by telephone between your bank account and your Henderson account through Automated Clearinghouse (ACH). You may elect this privilege on your account application or through a written request

•	exchange shares from another Henderson Global Fund

•	through an Automatic Investment Plan (please see “Investor Services and Programs – Purchase and Redemption Programs” for details)

How to Exchange Shares

You can exchange your shares for shares of the same Class of other Funds at NAV by having your financial adviser or financial intermediary process your exchange request or by contacting shareholder services directly.

Please note that a share exchange is a taxable event for federal income tax purposes.

To be eligible for exchange, shares of a Fund must be registered in your name or in the name of your financial adviser or financial intermediary for your benefit for at least 15 days. The minimum exchange amount to establish a new account is the same as the investment minimum for your initial purchase. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

How to Redeem Shares

You may redeem your shares either by having your financial adviser or financial intermediary process your redemption or by contacting shareholder services directly. A Fund normally sends your redemption proceeds within seven calendar days after your request is received in good order. “Good order” means shareholder services has received a letter with the name of your Fund, your account number and the number of shares or dollar amount to be sold, as described below for redemptions processed by telephone or mail.

Under unusual circumstances such as when the NYSE is closed, trading on the NYSE is restricted or if there is an emergency, a Fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, a Fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date.

You may give up some level of security in choosing to buy or sell shares by telephone rather than by mail. The Funds use procedures designed to give reasonable assurance that telephone instructions are genuine, including recording the transactions, testing the identity of the shareholder placing the order, and sending prompt written confirmation of transactions to the shareholder of record. If these procedures are followed, a Fund and its service providers are not liable for acting upon instructions communicated by telephone that they believe to be genuine.

Redeeming Through Your Financial Adviser or Financial Intermediary

You can request your financial adviser or financial intermediary to process a redemption on your behalf. Your financial adviser or financial intermediary will be responsible for furnishing all necessary documents to shareholder services and may charge you for this service.

Redeeming Directly Through Shareholder Services

•
By Telephone. You can call shareholder services at 866.3Henderson (or 866.343.6337) to have shares redeemed from your account and the proceeds wired or electronically transferred directly to a pre-designated bank account or mailed to the address of record. Shareholder services will request personal or other information from you and will generally record the calls. You may elect not to receive this privilege on your account application.

•	By Mail. To redeem shares by mail, you can send a letter to shareholder services with the name of your Fund, your account number and the number of shares or dollar amount to be sold. Mail to:

Regular Mail
Henderson Global Funds
PO Box 8391
Boston, MA 02266-8391

Overnight Mail
Boston Financial Data Services
c/o Henderson Global Funds
30 Dan Road
Canton, MA 02021-2809
866.3Henderson (or 866.343.6337)

•
By Wire and/or ACH. Redemptions in excess of $500 may be wired to your financial institution that is indicated on your account application. Please note that proceeds sent via wire will arrive the next business day and a $10.00 fee applies. Proceeds sent via ACH will arrive in 2-3 business days with no additional fee.

Note: If an address change has occurred within 30 days of the redemption, a signature guarantee will be required.

Signature Guarantee / Additional Documentation

Your signature may need to be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. A notary public cannot provide a signature guarantee. Shareholder services may require additional documentation for certain types of registrations and transactions, in any of the following situations:

•	You request a change to your current account registration, including your name and address, or are establishing or changing a TOD (Transfer on Death) beneficiary

•	You want to redeem more than $200,000 in shares

•	You want your redemption check mailed to an address other than the address on your account registration

•	Your address of record was changed within the past 30 days

•	You want to redeem shares, and you instruct a Fund to wire the proceeds to a bank or brokerage account, but you do not have the telephone redemption by wire plan on your account

•
Your name has changed by marriage or divorce (send a letter indicating your account number(s) and old and new names, signing the letter in both the old and new names and having both signatures guaranteed)

•	You want the check made payable to someone other than the account owner

Other Considerations

Right to Reject or Restrict Purchase and Exchange Orders. Purchases and exchanges should be made for investment purposes only. The Funds do not accept third party checks, starter checks, money orders, cash, currency or monetary instruments in bearer form. The Funds reserve the right to reject or restrict any specific purchase or exchange request. We are required by law to obtain certain personal information from you which will be used to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable.

Because an exchange request involves both a request to redeem shares of one Fund and to purchase shares of another Henderson Global Fund, the Funds consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the Funds reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When a Fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, that Fund may reject the exchange request or delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In the case of delay, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming Fund. If an exchange has been rejected or delayed shareholders may still place an order to redeem their shares.

Anti-Money Laundering Laws. The Funds are required to comply with certain federal anti-money laundering laws and regulations. The Funds may be required to “freeze” the account of a shareholder if certain account information matches information on government lists of known terrorists or other suspicious persons or if the shareholder appears to be involved in suspicious activity, or the Funds may be required to transfer the account or the proceeds of the account to a government agency.

Frequent Purchases and Redemptions of Fund Shares. The Funds are designed for long-term investors and discourage short-term trading (market timing) and other excessive trading practices. These practices may disrupt portfolio management strategies and harm Fund performance. However, the Funds receive purchase orders and sales orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus accounts by intermediaries. Omnibus accounts are comprised of multiple investors whose purchases and redemptions are aggregated and netted before being submitted to the Funds making it more difficult to identify and eliminate market timers. To the degree a Fund is able to identify excessive or short-term trading in accounts maintained by intermediaries, the Fund will seek the cooperation of the intermediary to enforce the Fund’s excessive trading policy. In certain instances, intermediaries may be unable to implement these policies or, may not be able to implement them in the same manner as the Funds due to system or other constraints or issues. Certain intermediaries may possess other capabilities to deter short-term or excessive trading upon which the Funds may rely. In general, the Funds cannot eliminate the possibility that market timing or other excessive trading activity will occur in the Funds.

As noted above, under “Other Considerations—Right to Reject or Restrict Purchase and Exchange Orders,” the Funds reserve the right to reject or restrict any purchase order (including exchanges) from any investor. To minimize harm to a Fund and its shareholders, the Fund may, at its sole discretion, exercise these rights if an investor has a history of excessive trading or has been or may be disruptive to the Fund. In making this judgment, the Funds may consider trading done in multiple accounts under common or related ownership or control.

The Board has adopted policies and procedures designed to discourage short-term trading and other excessive trading practices. The policies and procedures applicable to the Funds include: reviewing significant or unusual transactions or patterns of activity and fair valuing a Fund’s investments when appropriate (see “Other Information – Pricing of Fund Shares” below). Pursuant to these policies, if an investor (through one or more accounts) makes more than one “material round-trip” in any 90 day period, their future buy orders, including exchange buy orders, may be rejected.

For these purposes, a “round trip” is defined as a purchase or exchange into a Fund followed by a sale or exchange out of the same Fund, or a sale or exchange out of a Fund followed by a purchase or exchange into the same Fund effected within 30 days. A “material” round trip is one that is deemed by the Funds to be material in terms of its amount or its potential detrimental impact on a Fund.

The following transactions generally are exempt from the market timing and excessive trading policy described above because the Funds believe they generally do not raise market timing or excessive trading concerns:

•
Transactions made pursuant to a systematic purchase plan or as the result of automatic reinvestment of dividend or distributions, or initiated by the Fund (e.g., for failure to meet applicable account minimums)

•
Transactions made by participants in employer sponsored retirement plans involving participant payroll or employer contributions or loan repayments, redemptions as part of plan terminations or at the direction of the plan, mandatory retirement distributions, or rollovers

•	Transactions made by asset allocation and wrap programs where the adviser to the program directs transactions in the accounts participating in the program in concert with changes in model portfolio

•	Transactions by registered investment companies that invest in the Funds using a “fund-of-funds” structure

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Funds seek to act in a manner that they believe is consistent with the best interests of shareholders in making any such judgments.

In addition, a financial intermediary through which you may purchase shares of a Fund may also independently attempt to identify trading it considers inappropriate, which may include frequent or short-term trading, and take steps to deter such activity. In some cases, the intermediary may require the Fund’s consent or direction to undertake those efforts, but the Fund may have little or no ability to modify the parameters or limits on trading activity set by the intermediary. As a result, an intermediary may limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Funds and discussed in this Prospectus. The Funds’ ability to impose restrictions on trading activity with respect to accounts traded through a particular intermediary may vary depending on the system capabilities, applicable contractual and legal restrictions and cooperation of the particular intermediary. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

Your financial adviser may charge service fees for handling redemption transactions. Your shares may also be subject to a CDSC.

You are permitted to make exchanges between shares of any class of a Fund with shares of the same class of another Fund; however, the exchange privilege is not intended as a vehicle for short-term or excessive trading. Excessive or short-term exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Accordingly, a Fund may suspend or permanently terminate the exchange privilege of any investor who appears to be engaged in short-term or excessive trading. An exchange is any exchange out of one Henderson Global Fund into another Henderson Global Fund.

Reinstatement Privilege. Once a year, you may decide to reinstate Class A and Class C shares that you have redeemed within the past 180 days. You must send a letter to shareholder services, stating your intention to use the reinstatement privilege, along with your investment. For purposes of determining the amount eligible for reinstatement, the shares will be valued at either the public offering price originally paid or the NAV on the date of redemption, whichever is higher. Shares will be purchased at NAV on the day the check is received. Shares will be purchased into the account from which the redemption was made. The proceeds must be reinvested within the same share class. If shares were redeemed from a Class C account, the purchase will be processed so that no CDSC charges will be assessed against it in the future, but any CDSC charges that were incurred as a result of the original redemption will not be reversed.  The redemption and repurchase of fund shares may result in a tax liability for federal income tax purposes.

Certain Advisors or Financial Intermediaries may impose conditions that differ from those described above or may apply different criteria for determining the amount eligible for reinstatement. Please consult with your Financial Advisor for further information.

In-Kind Distributions. The Funds reserve the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In-kind distributions are taxable in the same manner as cash distributions for federal income tax purposes. In the event that a Fund makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. Should the in-kind distribution contain illiquid securities, you could have difficulty converting the assets into cash. The Funds have elected under Rule 18f-1 of the 1940 Act to commit to pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of a Fund’s net assets, whichever is less.

Investor Services and Programs

As a shareholder of a Fund, you have available to you a number of services and investment programs. Some of these services and programs may not be available to you if your shares are held in the name of your financial adviser or if your investment in the Fund is made through a retirement plan.

Distribution Options

The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by having your financial adviser notify shareholder services or by contacting shareholder services directly:

•	Dividend and net capital gain distributions reinvested in additional shares of the same Fund (this option will be assigned if no other option is specified)

•	Dividend distributions in cash; net capital gain distributions reinvested in additional shares of the same Fund

•	Dividend and net capital gain distributions in cash

•	Dividend and net capital gain distributions reinvested in additional shares of another Henderson Global Fund of your choice

•	Dividend and net capital gain distributions earned by Class R share participants in retirement plans will be automatically reinvested in additional shares of the same Fund.

As a shareholder of a Fund, you have available to you a number of services and investment programs.

Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same Class of shares at the NAV as of the close of business on the reinvestment date, which is the NAV next computed for the Fund. See “Other Information- Distributions-Undeliverable Distributions.” Your request to change a distribution option must be received by shareholder services at least five business days before a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Purchase and Redemption Programs

For your convenience, the following purchase and redemption programs are made available to you with respect to Class A, Class C and Class I shares, without extra charge.

Automatic Investment Plan (Class A, C and I Shares only). You can make cash investments through your checking account or savings account on any day of the month. If you do not specify a date, the investment will automatically occur on or about the fifteenth day of the month.

Automatic Exchange Plan. If you have an account balance of at least $5,000 in any Fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in a Fund for shares of the same Class of other Henderson Global Funds. Exchanges are taxable for federal income tax purposes. You may make exchanges with any of the other Funds under this plan. Exchanges will be made at NAV without any sales charges. You may terminate the Plan at any time on five business days’ notice.

Reinvest Without a Sales Charge. You can reinvest dividend and capital gain distributions into your account without a sales charge to add to your investment easily and automatically.

Distribution Investment Program. You may purchase shares of any Fund without paying an initial sales charge or a CDSC upon redemption by automatically reinvesting dividend and capital gain distributions from the same Class of another Henderson Global Fund.

Systematic Withdrawal Plan. This plan is available to IRA accounts and non-IRA accounts with a minimum account balance of $5,000. You may elect to automatically receive regular periodic payments on any day between the fourth and the last day of the month. If you do not specify a date, the payment will automatically occur on the fifteenth business day of the month. Each payment under this systematic withdrawal is funded through the redemption of your Fund shares. For Class C shares, you can receive up to 10% of the value of your account without incurring a CDSC charge in any one year (measured at the time you establish this plan). You may incur the CDSC (if applicable) when your shares are redeemed under this plan. You may terminate the plan at any time on five business days’ notice.

Other Information

Pricing of Fund Shares

The price of each Class of a Fund’s shares is based on its NAV. The NAV of each Class of shares is determined as of the close of regular trading each day that the NYSE is open for trading (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The days that the NYSE is expected to be closed are listed in the SAI. To determine NAV, a Fund values its assets at current market values, or at a fair value, if current market values are not readily available.

Current market values may be considered to be not readily available for a security under certain circumstances, including when transactions in the security are infrequent, the validity of quotations appears questionable, there is a thin market, the size of reported trades is not considered representative of a company’s holdings or trading for a security is restricted or halted or a significant event occurs after the close of a related exchange but before the determination of a Fund’s NAV. In addition, significant events or movements in the US markets subsequent to the close of a foreign market may affect the values of securities traded in the foreign market. Under the Funds’ fair value pricing policies, the values of foreign securities may be adjusted from their last closing prices if such movements in the US market exceed a specified threshold. As a result of the foregoing, it is possible that fair value prices will be used by a Fund to a significant extent. The Funds use an independent statistical fair value pricing service to assist in the fair valuation of securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which Fund shares are priced.

The use of fair value pricing by a Fund may cause the NAV of its shares to differ from the NAV that would be calculated using last reported prices. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which particular fair values were used in determining a Fund’s NAV. As a result, a Fund’s sale or redemption of its shares at NAV, at a time when holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Also, the use of fair value pricing may cause a Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques.

The Board has adopted procedures for valuing the Funds’ securities. Securities are fair valued according to methodologies adopted by the Board in advance or as determined by the Valuation Committee of the Board. Any securities that are fair valued will be reviewed by the Board at the next regularly scheduled quarterly meeting of the Board.

Your purchase or redemption order will be calculated at the NAV next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (has all required information) and shareholder services receives your order by:

•	shareholder services’ close of business, if placed through a financial intermediary, so long as the financial intermediary (or its authorized designee) received your order by the valuation time; or

•	the valuation time, if placed directly by you (not through a financial intermediary such as a broker or bank) to shareholder services.

The Funds have authorized one or more brokers to receive on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. Such intermediaries may include financial advisors, custodians, trustees, retirement plan administrators or recordkeepers. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee.

The Funds may invest in certain securities which are primarily listed on foreign exchanges that trade on weekends and other days when the Funds do not price their shares. Therefore, the value of a Fund’s holdings may change on days when you will not be able to purchase or redeem its shares.

Distributions

Each Fund (except the Dividend & Income Builder Fund, Global Equity Income Fund, High Yield Opportunities Fund, Strategic Income Fund and Unconstrained Bond Fund) intends to pay substantially all of its net income (including any realized net capital gains) to shareholders at least annually. The High Yield Opportunities Fund, Strategic Income Fund and Unconstrained Bond Fund intend to declare dividends of all or a portion of its net investment income monthly to shareholders. The Dividend & Income Builder Fund intends to declare dividends of all or a portion of its net investment income quarterly to shareholders. The Global Equity Income Fund will declare its last monthly dividend of its net investment income on December 30, 2015; effective January 1, 2016, the Fund intends to declare its dividends quarterly beginning March 2016. Dividends and distributions may be payable in cash or additional shares, with the option to receive cash in lieu of the shares. A Fund may at times in its discretion pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit a Fund to maintain a more stable level of distributions. As a result, the dividend paid by a Fund to shareholders for any particular period may be more or less than the amount of net investment income earned by a Fund during such period. A Fund is not required to maintain a stable level of distributions to shareholders. For federal income tax purposes, a Fund is required to distribute substantially all of its net investment income each year. All or substantially all realized net capital gains, if any, will be distributed to a Fund’s shareholders at least annually. While a Fund will attempt to maintain a stable level of distributions, a Fund will still attempt to comply with Subchapter M of the Code.

See “Investor Services and Programs — Distribution Options” for information concerning the manner in which dividends and distributions to shareholders may be automatically reinvested in additional shares. Dividends and distributions will be taxable to shareholders for federal income tax purposes whether they are reinvested in shares of the Funds, in shares of another Henderson Global Fund or received in cash.

The yield on the Strategic Income Fund’s shares will vary from period to period depending on factors including, but not limited to, market conditions, the timing of the Fund’s investment in portfolio securities, the securities comprising the Fund’s portfolio, changes in interest rates including changes in the relationship between short-term rates and long-term rates, the amount and timing of the use of leverage by the Fund, the Fund’s net assets and its operating expenses. Consequently, the Fund cannot guarantee any particular yield on its shares and the yield for any given period is not an indication or representation of future yields on the Fund’s shares.

Undeliverable Distributions

If a check representing (1) sale proceeds, (2) a withdrawal under the systematic withdrawal plan, or (3) a dividend/capital gains distribution is returned as “undeliverable” or remains uncashed for six months, a Fund may cancel the check and reinvest the proceeds in the Fund from which the transaction was initiated. In addition, after such six-month period: (1) the Fund will terminate your systematic withdrawal plan and future withdrawals will occur only when requested, and (2) the Fund will automatically reinvest future dividends and distributions in Fund shares of the same class.

Federal Income Tax Considerations

The following discussion is very general and is limited solely to US federal income tax considerations. You are urged to consult your tax adviser before making an investment decision regarding the effect that an investment in a Fund may have on your particular tax situation.

A more detailed tax discussion is provided in the SAI.

Taxability of Distributions. As long as a Fund qualifies for treatment as a regulated investment company under the Code, it pays no federal income tax on the income or gains it distributes to shareholders.

Holders of Class A, Class C and Class I shares (other than holders who hold shares in a tax-advantaged account) will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions they receive from a Fund, whether they take the distributions in cash or reinvest them in additional shares. Distributions of any net investment income (including any net short-term capital gain in excess of any net long-term capital loss), other than “qualified dividend income,” are taxable at ordinary income tax rates. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends are taxable for federal income tax purposes as long-term capital gains, which are currently taxable to non-corporate investors at a maximum federal income tax rate of 20%. Distributions designated as “qualified dividend income” are generally taxed to non-corporate investors at federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements contained in the Code are satisfied. Dividends received by a Fund from most REITs and certain foreign corporations are not expected to qualify for treatment as qualified dividend income when distributed by a Fund. Dividends declared in October, November or December to shareholder of record in one of those months and paid in January of the following year will be treated for federal income purposes as if they had been paid to shareholders on December 31st of the year dividends were declared.

The IRS Form 1099 that is mailed to you every year details your distributions and how they are treated for federal income tax purposes, including the amount, if any, of dividends that may be designated as qualified dividend income.

An additional 3.8% Medicare contribution tax is imposed on certain net investment income (including dividends and net capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.  You should consult your tax adviser regarding the possible implications of this additional tax on your investment in a Fund.

Dividends and distributions on shares held in a qualified retirement plan will generally not be subject to current federal income taxation. Distributions from a qualified retirement plan, however, will generally be subject to federal income tax and possible federal withholding tax. Please consult with your Plan Administrator regarding the tax status of your retirement plan.

Fund distributions will reduce a Fund’s NAV per share. Therefore, if you buy shares after the Fund has experienced capital appreciation but before the record date of a distribution of those gains, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

A Fund may be eligible to elect to “pass through” to you foreign income taxes that it pays if more than 50% of the value of its total assets at the close of its taxable year consists of stock or securities of foreign corporations or that an underling fund pays if the Fund is a qualified fund of funds. If a Fund is eligible for and makes this election, you will be required to include your share of those taxes in gross income as a distribution from that Fund. You will then be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations. A holder who holds shares through a tax-advantaged account, such as a qualified retirement plan, will not generally benefit from such a deduction or credit.

As discussed under “Fund Summaries-Principal Risks of Investing in the Fund,” high rates of portfolio turnover will result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Funds. Any distributions resulting from such net short-term capital gains will be considered ordinary income for federal income tax purposes and will not be eligible for treatment as qualified dividend income.

Withholding. Each Fund is required in certain circumstances to apply backup withholding at the rate of 28% on dividends and redemption proceeds paid to any shareholder who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability provided the appropriate information is furnished to the IRS. If you are neither a citizen nor a resident of the US, a Fund will generally withhold US federal income tax at a rate of 30% on dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable income tax treaty if you supply the appropriate documentation to the Fund. Backup withholding will not be applied to payments that have been subject to non-resident alien withholding. Prospective investors should read the Henderson Global Funds’ Account Application for additional information regarding backup withholding of federal income tax.

Taxability of Transactions. Unless you are investing through a tax-advantaged account, a redemption, sale or exchange of Fund shares is generally considered a taxable event for you. Depending on the type of account in which you hold shares of a Fund, and depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may realize a gain or a loss on the transaction for federal income tax purposes. The gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year and, if not held for such period, as short-term capital gain or loss. You are responsible for any tax liabilities generated by your transactions.

Unique Nature of Funds

Henderson and its affiliates may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the Funds, and which may be managed by the Funds’ portfolio managers. While a Fund may have many similarities to these other funds, its investment performance will differ from the other funds’ investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios, investments and cash flows.

Provision of Annual and Semi-Annual Reports and Prospectus

The Funds produce financial reports every six months and update the Prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the Funds’ annual and semi-annual report or Prospectus will be mailed to shareholders having the same residential address on the Funds’ records. However, any shareholder may contact shareholder services (see back cover for address and phone number) to request that copies of these reports and the Prospectus be sent personally to that shareholder.

CFTC Regulation

The Henderson Unconstrained Bond Fund is unable to rely on the exclusions or exemptions available under applicable US Commodity Futures Trading Commission (“CFTC”) rules and therefore, the Fund is subject to regulation under the Commodity Exchange Act of 1936, as amended (“ CEA”), and the CFTC’s rules and regulations thereunder, as a “commodity pool.” The Fund’s Adviser and the subadviser have registered with the CFTC as a commodity pool operator (“CPO”) and as a commodity trading advisor (“CTA”), respectively. Accordingly, each of the Adviser, the subadviser and the Fund is subject to dual regulation by the SEC and the CFTC. Under the CFTC’s “harmonization” rules with respect to registered investment companies, the Adviser and the Fund are permitted, and intend, to comply with customary SEC rules applicable to registered investment companies under what the CFTC’s harmonization rules term a program of “substituted compliance.” This means that for most of the CFTC’s disclosure and shareholder reporting requirements, the Fund’s compliance with analogous SEC requirements will fulfill its CFTC compliance obligations. In order to avail itself of the substituted compliance regime, the Adviser has filed a notice with the National Futures Association. Certain filings still are required with the CFTC, including periodic filings on CFTC Form CPO-PQR. Investors in the Fund and their financial advisers should consider whether the Fund’s status as a “commodity pool” impacts their status under the CEA in deciding whether to invest in the Fund.

Additional Information

The Henderson Global Funds (the “Trust”), on behalf of its series (the “Funds”), enters into contractual arrangements with various parties, including, among others, the Adviser, the Funds’ Distributor, the Funds’ Transfer Agent and the Funds’ Custodian, who provide services to the Funds.  These contractual arrangements are between the Trust and the third-parties, including the service providers.  Shareholders are not parties to, or intended to be third-party beneficiaries of, any of these contractual arrangements.  The contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right, including the right to enforce such arrangements against the service providers or to seek any remedy thereunder against the service providers, either directly or on behalf of the Trust and/or one or more of the Funds.

This prospectus provides information concerning the Funds that you should consider in determining whether to purchase shares of a Fund.  None of this prospectus, the SAI or any contract that is an exhibit to the Trust’s registration statement is intended to give rise to any agreement or contract between the Trust and/or any Fund and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, independent registered public accounting firm. The independent registered public accounting firm’s report, along with each Fund’s financial statements, are included in the annual report of the Funds, and are incorporated by reference into the Statement of Additional Information. You may obtain the annual report without charge by calling 866.4HENDERSON (866.443.6337).

Class R6 shares of each Fund commenced operations November 30, 2015, therefore no financial highlights are shown for that share class.

For a share outstanding throughout the periods indicated
		Income (loss) from investment operations:			Less distributions:
			Net		Distributions	Distributions
	Net asset	Net	realized and	Total	from	from net
	value,	investment	unrealized gain	from	net	realized
	beginning	income	(loss) on	investment	investment	capital	Total
	of period	(loss)(b)	investments	operations	income	gains	distributions
All Asset Fund
Class A
Year Ended 7/31/2015	$10.76	0.09	0.12	0.21	(0.14)	(0.28)	(0.42)
Year Ended 7/31/2014	10.52	0.10	0.56	0.66	(0.11)	(0.31)	(0.42)
Year Ended 7/31/2013	9.93	0.09	0.61	0.70	(0.09)	(0.02)	(0.11)
Period Ended 7/31/2012(a)	10.00	0.01	(0.08)	(0.07)	0.00	0.00	0.00
Class C
Year Ended 7/31/2015	$10.63	0.02	0.10	0.12	(0.08)	(0.28)	(0.36)
Year Ended 7/31/2014	10.43	0.02	0.56	0.58	(0.07)	(0.31)	(0.38)
Year Ended 7/31/2013	9.91	0.02	0.59	0.61	(0.07)	(0.02)	(0.09)
Period Ended 7/31/2012(a)	10.00	(0.01)	(0.08)	(0.09)	0.00	0.00	0.00
Class I
Year Ended 7/31/2015	$10.77	0.13	0.10	0.23	(0.17)	(0.28)	(0.45)
Year Ended 7/31/2014	10.54	0.13	0.56	0.69	(0.15)	(0.31)	(0.46)
Year Ended 7/31/2013	9.94	0.11	0.61	0.72	(0.10)	(0.02)	(0.12)
Period Ended 7/31/2012(a)	10.00	0.02	(0.08)	(0.06)	0.00	0.00	0.00
Dividend & Income Builder Fund
Class A
Year Ended 7/31/2015	$12.57	0.35	0.11	0.46	(0.33)	(0.20)	(0.53)
Year Ended 7/31/2014	11.40	0.40	1.10	1.50	(0.31)	(0.02)	(0.33)
Period Ended 7/31/2013(a)	10.00	0.33	1.33	1.66	(0.26)	0.00	(0.26)
Class C
Year Ended 7/31/2015	$12.49	0.26	0.10	0.36	(0.25)	(0.20)	(0.45)
Year Ended 7/31/2014	11.35	0.30	1.10	1.40	(0.24)	(0.02)	(0.26)
Period Ended 7/31/2013(a)	10.00	0.25	1.33	1.58	(0.23)	0.00	(0.23)
Class I
Year Ended 7/31/2015	$12.57	0.39	0.09	0.48	(0.36)	(0.20)	(0.56)
Year Ended 7/31/2014	11.39	0.44	1.09	1.53	(0.33)	(0.02)	(0.35)
Period Ended 7/31/2013(a)	10.00	0.46	1.22	1.68	(0.29)	0.00	(0.29)

(a)	The All Asset Fund commenced operations on March 30, 2012 and the Dividend & Income Builder Fund commenced operations on August 1, 2012.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(d)
As the All Asset Fund invests in the shares of other investment companies, the calculation includes only those expenses charged directly to the Fund and does not include expenses charged by the underlying funds in which the Fund invests.

(e)	Not annualized for periods less than one year.

			Ratios to average net assets:
Net asset value, end of period	Total return(c)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets(d)	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed(d)	Portfolio turnover rate(e)

$10.55	1.94%	$6,396	0.85%	0.88%	0.91%	19%
10.76	6.44	8,929	0.85	0.94	0.93	52
10.52	7.05	12,023	0.85	0.86	1.10	37
9.93	(0.70)	5,740	0.85	0.43	2.13	7

$10.39	1.14%	$10,824	1.60%	0.18%	1.68%	19%
10.63	5.61	11,094	1.60	0.20	1.67	52
10.43	6.18	9,357	1.60	0.20	1.80	37
9.91	(0.90)	1,013	1.60	(0.24)	4.49	7

$10.55	2.20%	$44,333	0.60%	1.18%	0.63%	19%
10.77	6.72	46,867	0.60	1.22	0.62	52
10.54	7.28	43,221	0.60	1.10	0.79	37
9.94	(0.60)	28,875	0.60	0.52	1.41	7

$12.50	3.81%	$15,959	1.30%	2.84%	1.46%	26%
12.57	13.26	14,308	1.30	3.20	1.94	78
11.40	16.79	1,891	1.30	2.98	7.35	188

$12.40	3.00%	$13,846	2.05%	2.15%	2.23%	26%
12.49	12.45	4,525	2.05	2.38	2.68	78
11.35	15.94	463	2.05	2.32	8.17	188

$12.49	3.97%	$24,356	1.05%	3.13%	1.24%	26%
12.57	13.56	8,156	1.05	3.50	1.66	78
11.39	17.01	1,463	1.05	4.18	7.11	188

For a share outstanding throughout the periods indicated

	Income (loss) from investment operations:		Less distributions:
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Total distributions	Net asset value, end of period
Emerging Markets Fund
Class A
Year Ended 7/31/2015	$9.82	0.02	(1.24)	(1.22)	0.00	0.00	$8.60
Year Ended 7/31/2014	8.49	0.02	1.31	1.33	0.00	0.00	9.82
Year Ended 7/31/2013	7.97	0.01	0.56	0.57	(0.05)	(0.05)	8.49
Year Ended 7/31/2012	9.74	(0.02)	(1.62)	(1.64)	(0.13)	(0.13)	7.97
Period Ended 7/31/2011(a)	10.00	0.00*	(0.26)	(0.26)	0.00	0.00	9.74
Class C
Year Ended 7/31/2015	$9.61	(0.06)	(1.20)	(1.26)	0.00	0.00	$8.35
Year Ended 7/31/2014	8.37	(0.04)	1.28	1.24	0.00	0.00	9.61
Year Ended 7/31/2013	7.89	(0.05)	0.55	0.50	(0.02)	(0.02)	8.37
Year Ended 7/31/2012	9.70	(0.09)	(1.60)	(1.69)	(0.12)	(0.12)	7.89
Period Ended 7/31/2011(a)	10.00	(0.06)	(0.24)	(0.30)	0.00	0.00	9.70
Class I
Year Ended 7/31/2015	$9.86	0.03	(1.25)	(1.22)	(0.01)	(0.01)	$8.63
Year Ended 7/31/2014	8.49	0.05	1.32	1.37	0.00	0.00	9.86
Year Ended 7/31/2013	7.98	0.03	0.56	0.59	(0.08)	(0.08)	8.49
Year Ended 7/31/2012	9.75	(0.00)*	(1.62)	(1.62)	(0.15)	(0.15)	7.98
Period Ended 7/31/2011(a)	10.00	(0.01)	(0.24)	(0.25)	0.00	0.00	9.75
(a)	The Emerging Markets Fund commenced operations on December 31, 2010.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(d)	Not annualized for periods less than one year.
*	Amount represents less than $0.01.

		Ratios to average net assets:
Total return(c)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate(d)

(12.42)%	$8,272	1.79%	0.21%	2.13%	148%
15.67	8,656	1.79	0.26	1.97	97
7.16	8,930	1.79	0.09	2.15	126
(16.70)	7,011	1.79	(0.25)	2.51	110
(2.60)	15,841	1.79	0.04	3.97	35

(13.11)%	$3,049	2.54%	(0.62)%	2.90%	148%
14.81	4,036	2.54	(0.42)	2.74	97
6.33	3,169	2.54	(0.60)	2.87	126
(17.31)	2,305	2.54	(1.08)	3.23	110
(3.00)	1,384	2.54	(1.06)	4.72	35

(12.34)%	$12,652	1.54%	0.37%	1.85%	148%
16.14	16,057	1.54	0.56	1.66	97
7.39	10,773	1.54	0.34	1.80	126
(16.49)	7,724	1.54	(0.06)	2.16	110
(2.50)	3,382	1.54	(0.26)	3.72	35

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Total distributions	Net asset value, end of period
European Focus Fund
Class A
Year Ended 7/31/2015	$35.42	0.35	1.67	2.02	(0.53)	(0.53)	$36.91
Year Ended 7/31/2014	29.23	0.66	5.60	6.26	(0.07)	(0.07)	35.42
Year Ended 7/31/2013	22.44	0.26	6.90	7.16	(0.37)	(0.37)	29.23
Year Ended 7/31/2012	29.07	0.30	(5.71)	(5.41)	(1.22)	(1.22)	22.44
Year Ended 7/31/2011	23.90	0.07	5.89	5.96	(0.79)	(0.79)	29.07
Class C
Year Ended 7/31/2015	$33.35	0.04	1.59	1.63	(0.41)	(0.41)	$34.57
Year Ended 7/31/2014	27.67	0.32	5.36	5.68	0.00	0.00	33.35
Year Ended 7/31/2013	21.25	0.05	6.54	6.59	(0.17)	(0.17)	27.67
Year Ended 7/31/2012	27.50	0.10	(5.37)	(5.27)	(0.98)	(0.98)	21.25
Year Ended 7/31/2011	22.65	(0.15)	5.60	5.45	(0.60)	(0.60)	27.50
Class I
Year Ended 7/31/2015	$35.48	0.42	1.67	2.09	(0.67)	(0.67)	$36.90
Year Ended 7/31/2014	29.25	0.74	5.61	6.35	(0.12)	(0.12)	35.48
Year Ended 7/31/2013	22.46	0.40	6.85	7.25	(0.46)	(0.46)	29.25
Year Ended 7/31/2012	29.10	0.39	(5.73)	(5.34)	(1.30)	(1.30)	22.46
Year Ended 7/31/2011	23.92	0.16	5.88	6.04	(0.86)	(0.86)	29.10
(a)	Per share data was calculated using average shares outstanding during the period.
(b)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower.

(c)
The net investment income ratio would have been 0.00% lower had the Fund not received refunds of previously withheld tax, plus interest, based on reclaims filed with Finland for calendar years 2009-2013. Refer to Note 2, under the heading “Federal Income Taxes.”

		Ratios to average net assets:
Total return(b)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets		Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate

5.86%	$905,598	1.30%	0.99	%(c)	1.30%	75%
21.43	750,572	1.37	1.88		1.37	90
32.13	317,547	1.50	1.01		1.50	115
(18.32)	236,974	1.53	1.24		1.53	69
25.08	332,755	1.54	0.25		1.54	67

5.02%	$365,135	2.09%	0.12	%(c)	2.09%	75%
20.53	266,900	2.14	0.98		2.14	90
31.10	104,206	2.27	0.22		2.27	115
(18.94)	88,015	2.32	0.45		2.32	69
24.13	132,641	2.29	(0.56)		2.29	67

6.10%	$2,357,546	1.07%	1.19	%(c)	1.07%	75%
21.73	1,400,298	1.11	2.09		1.11	90
32.54	266,517	1.20	1.55		1.20	115
(18.04)	120,392	1.21	1.65		1.21	69
25.40	129,452	1.29	0.57		1.29	67

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Total distributions	Net asset value, end of period
Global Equity Income Fund
Class A
Year Ended 7/31/2015	$8.36	0.48	(0.50)	(0.02)	(0.48)	(0.48)	$7.86
Year Ended 7/31/2014	7.85	0.52	0.48	1.00	(0.49)	(0.49)	8.36
Year Ended 7/31/2013	7.06	0.50	0.78	1.28	(0.49)	(0.49)	7.85
Year Ended 7/31/2012	7.45	0.48	(0.39)	0.09	(0.48)	(0.48)	7.06
Year Ended 7/31/2011	6.99	0.46	0.51	0.97	(0.51)	(0.51)	7.45
Class C
Year Ended 7/31/2015	$8.32	0.42	(0.51)	(0.09)	(0.42)	(0.42)	$7.81
Year Ended 7/31/2014	7.81	0.46	0.48	0.94	(0.43)	(0.43)	8.32
Year Ended 7/31/2013	7.03	0.44	0.77	1.21	(0.43)	(0.43)	7.81
Year Ended 7/31/2012	7.42	0.43	(0.39)	0.04	(0.43)	(0.43)	7.03
Year Ended 7/31/2011	6.96	0.40	0.52	0.92	(0.46)	(0.46)	7.42
Class I
Year Ended 7/31/2015	$8.37	0.51	(0.51)	0.00	(0.50)	(0.50)	$7.87
Year Ended 7/31/2014	7.86	0.55	0.47	1.02	(0.51)	(0.51)	8.37
Year Ended 7/31/2013	7.07	0.53	0.77	1.30	(0.51)	(0.51)	7.86
Year Ended 7/31/2012	7.46	0.51	(0.40)	0.11	(0.50)	(0.50)	7.07
Year Ended 7/31/2011	6.99	0.48	0.52	1.00	(0.53)	(0.53)	7.46
(a)	Per share data was calculated using average shares outstanding during the period.
(b)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower.

(c)
The net investment income ratio would have been 0.01% lower had the Fund not received refunds of previously withheld tax, plus interest, based on reclaims filed with Finland for calendar years 2009-2013. Refer to Note 2, under the heading “Federal Income Taxes.”

		Ratios to average net assets:
Total return(b)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets		Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate

(0.21)%	$702,841	1.09%	5.99	%(c)	1.09%	127%
12.93	804,022	1.13	6.31		1.13	103
18.58	707,252	1.22	6.56		1.22	130
1.59	467,318	1.29	6.97		1.29	108
14.13	489,400	1.32	6.18		1.32	127

(1.09)%	$1,138,357	1.86%	5.28	%(c)	1.86%	127%
12.18	957,099	1.88	5.59		1.88	103
17.65	587,376	1.98	5.85		1.98	130
0.82	363,751	2.05	6.21		2.05	108
13.35	363,455	2.07	5.36		2.07	127

0.02%	$1,864,448	0.86%	6.32	%(c)	0.86%	127%
13.19	1,363,213	0.87	6.60		0.87	103
18.87	665,505	0.95	6.95		0.95	130
1.87	332,048	1.01	7.38		1.01	108
14.55	198,216	1.07	6.35		1.07	127

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net realized capital gains	Total distributions	Net asset value, end of period
Global Technology Fund
Class A
Year Ended 7/31/2015	$26.97	(0.14)	2.86	2.72	(3.39)	(3.39)	$26.30
Year Ended 7/31/2014	23.22	(0.17)	4.09	3.92	(0.17)	(0.17)	26.97
Year Ended 7/31/2013	19.69	0.06	3.47	3.53	0.00	0.00	23.22
Year Ended 7/31/2012	20.55	(0.15)	(0.71)	(0.86)	0.00	0.00	19.69
Year Ended 7/31/2011	16.10	(0.08)	4.53	4.45	0.00	0.00	20.55
Class C
Year Ended 7/31/2015	$24.46	(0.30)	2.55	2.25	(3.39)	(3.39)	$23.32
Year Ended 7/31/2014	21.23	(0.33)	3.73	3.40	(0.17)	(0.17)	24.46
Year Ended 7/31/2013	18.15	(0.09)	3.17	3.08	0.00	0.00	21.23
Year Ended 7/31/2012	19.08	(0.28)	(0.65)	(0.93)	0.00	0.00	18.15
Year Ended 7/31/2011	15.06	(0.22)	4.24	4.02	0.00	0.00	19.08
Class I
Year Ended 7/31/2015	$27.37	(0.08)	2.90	2.82	(3.39)	(3.39)	$26.80
Year Ended 7/31/2014	23.50	(0.10)	4.14	4.04	(0.17)	(0.17)	27.37
Year Ended 7/31/2013	19.88	0.11	3.51	3.62	0.00	0.00	23.50
Year Ended 7/31/2012	20.68	(0.09)	(0.71)	(0.80)	0.00	0.00	19.88
Year Ended 7/31/2011	16.16	(0.02)	4.54	4.52	0.00	0.00	20.68
(a)	Per share data was calculated using average shares outstanding during the period.
(b)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower.

(c)
The net investment income ratio would have been 0.00% lower had the Fund not received refunds of previously withheld tax, plus interest, based on reclaims filed with Finland for calendar years 2009-2013. Refer to Note 2, under the heading “Federal Income Taxes.”

		Ratios to average net assets:
Total return(b)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets		Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate

10.70%	$99,903	1.34%	(0.52	)%(c)	1.34%	61%
16.91	155,708	1.44	(0.65)		1.44	65
17.93	169,279	1.49	0.28		1.49	83
(4.18)	156,948	1.50	(0.75)		1.50	113
27.64	191,623	1.55	(0.42)		1.55	93

9.79%	$79,667	2.12%	(1.29	)%(c)	2.12%	61%
16.04	82,699	2.21	(1.42)		2.21	65
16.97	71,401	2.26	(0.49)		2.26	83
(4.87)	69,286	2.29	(1.54)		2.29	113
26.69	79,228	2.30	(1.17)		2.30	93

10.92%	$95,958	1.11%	(0.28	)%(c)	1.11%	61%
17.22	115,816	1.19	(0.40)		1.19	65
18.21	97,882	1.22	0.51		1.22	83
(3.87)	61,492	1.23	(0.47)		1.23	113
27.97	52,351	1.30	(0.12)		1.30	93

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:
	Net asset value, beginning of period	Net investment income (loss)(c)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized capital gains	Total distributions
High Yield Opportunities Fund
Class A
Year Ended 7/31/2015	$10.38	0.51	(0.39)	0.12	(0.56)	(0.26)	(0.82)
Year Ended 7/31/2014	9.98	0.59	0.45	1.04	(0.61)	(0.03)	(0.64)
Period Ended 7/31/2013(a)	10.00	0.15	(0.06)	0.09	(0.11)	0.00	(0.11)
Class C
Year Ended 7/31/2015	$10.38	0.42	(0.38)	0.04	(0.49)	(0.26)	(0.75)
Year Ended 7/31/2014	9.99	0.52	0.43	0.95	(0.53)	(0.03)	(0.56)
Period Ended 7/31/2013(a)	10.00	0.13	(0.05)	0.08	(0.09)	0.00	(0.09)
Class I
Year Ended 7/31/2015	$10.35	0.54	(0.39)	0.15	(0.59)	(0.26)	(0.85)
Year Ended 7/31/2014	9.97	0.62	0.43	1.05	(0.64)	(0.03)	(0.67)
Period Ended 7/31/2013(a)	10.00	0.16	(0.06)	0.10	(0.13)	0.00	(0.13)
International Long/Short Equity Fund
Class A
Period Ended 7/31/2015(b)	$10.00	(0.12)	0.39	0.27	0.00	0.00	0.00
Class C
Period Ended 7/31/2015(b)	$10.00	(0.17)	0.39	0.22	0.00	0.00	0.00
Class I
Period Ended 7/31/2015(b)	$10.00	(0.10)	0.38	0.28	0.00	0.00	0.00
(a)	The High Yield Opportunities Fund commenced operations on April 30, 2013.
(b)	The International Long/Short Equity Fund commenced operations on December 9, 2014.
(c)	Per share data was calculated using average shares outstanding during the period.
(d)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(e)
The International Long/Short Equity Fund’s operating expenses, excluding 12b-1 fees and dividend expense and financing charges on securities sold short, are contractually limited to 1.50%. Additional columns have been shown to reflect the annualized gross and net expense ratios inclusive of investment expenses associated with short selling activities.

(f)	Not annualized for periods less than one year. Portfolio turnover for the International Long/Short Equity Fund includes the effect of short sales and purchases to close short positions.

			Ratios to average net assets:
Net asset value, end of period	Total return(d)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets, EXCLUDING short sale expenses(e)	Annualized ratio of operating expenses to average net assets, INCLUDING short sale expenses(e)	Annualized ratio of net investment income/ (loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/ or expenses reimbursed, EXCLUDING short sale expenses(e)	Annualized ratio of operating expenses to average net assets without waivers and/ or expenses reimbursed, INCLUDING short sale expenses(e)	Portfolio turnover rate(f)

$9.68	1.19%	$1,955	1.10%	1.10%	5.09%	1.38%	1.38%	201%
10.38	10.62	2,148	1.10	1.10	5.66	1.68	1.68	340
9.98	0.92	1,127	1.10	1.10	6.07	2.82	2.82	136

$9.67	0.39%	$1,373	1.85%	1.85%	4.37%	2.00%	2.00%	201%
10.38	9.67	1,196	1.85	1.85	5.01	2.45	2.45	340
9.99	0.81	999	1.85	1.85	5.27	3.63	3.63	136

$9.65	1.48%	$21,882	0.85%	0.85%	5.37%	1.15%	1.15%	201%
10.35	10.76	23,235	0.85	0.85	6.02	1.38	1.38	340
9.97	1.06	23,608	0.85	0.85	6.27	1.82	1.82	136

$10.27	2.70%	$199	1.75%	4.00%	(1.84)%	7.86%	10.12%	285%

$10.22	2.20%	$102	2.50%	4.72%	(2.55)%	8.60%	10.83%	285%

$10.28	2.80%	$5,982	1.50%	3.63%	(1.49)%	7.57%	9.70%	285%

For a share outstanding throughout the periods indicated

	Income (loss) from investment operations:			Less distributions:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Total distributions	Net asset value, end of period
International Opportunities Fund
Class A
Year Ended 7/31/2015	$26.99	0.28	1.41	1.69	(0.24)	(0.24)	$28.44
Year Ended 7/31/2014	23.79	0.31	2.98	3.29	(0.09)	(0.09)	26.99
Year Ended 7/31/2013	19.22	0.14	4.58	4.72	(0.15)	(0.15)	23.79
Year Ended 7/31/2012	21.77	0.15	(2.59)	(2.44)	(0.11)	(0.11)	19.22
Year Ended 7/31/2011	19.10	0.13	2.68	2.81	(0.14)	(0.14)	21.77
Class C
Year Ended 7/31/2015	$25.31	0.09	1.29	1.38	(0.09)	(0.09)	$26.60
Year Ended 7/31/2014	22.40	0.08	2.83	2.91	0.00	0.00	25.31
Year Ended 7/31/2013	18.12	(0.04)	4.32	4.28	0.00	0.00	22.40
Year Ended 7/31/2012	20.56	(0.00)*	(2.44)	(2.44)	0.00	0.00	18.12
Year Ended 7/31/2011	18.06	(0.03)	2.53	2.50	0.00	0.00	20.56
Class I
Year Ended 7/31/2015	$27.04	0.40	1.36	1.76	(0.35)	(0.35)	$28.45
Year Ended 7/31/2014	23.82	0.39	2.98	3.37	(0.15)	(0.15)	27.04
Year Ended 7/31/2013	19.25	0.22	4.57	4.79	(0.22)	(0.22)	23.82
Year Ended 7/31/2012	21.83	0.21	(2.61)	(2.40)	(0.18)	(0.18)	19.25
Year Ended 7/31/2011	19.16	0.19	2.67	2.86	(0.19)	(0.19)	21.83
Class R
Year Ended 7/31/2015	$26.59	0.24	1.35	1.59	(0.21)	(0.21)	$27.97
Year Ended 7/31/2014	23.44	0.22	2.95	3.17	(0.02)	(0.02)	26.59
Year Ended 7/31/2013	18.93	0.07	4.51	4.58	(0.07)	(0.07)	23.44
Year Ended 7/31/2012	21.50	0.08	(2.58)	(2.50)	(0.07)	(0.07)	18.93
Year Ended 7/31/2011	18.88	0.09	2.64	2.73	(0.11)	(0.11)	21.50
(a)	Per share data was calculated using average shares outstanding during the period.
(b)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower.

(c)
The net investment income ratio would have been 0.02% lower had the Fund not received refunds of previously withheld tax, plus interest, based on reclaims filed with Finland for calendar years 2009-2013. Refer to Note 2, under the heading “Federal Income Taxes.”

		Ratios to average net assets:
Total return(b)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets		Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate

6.33%	$1,623,379	1.36%	1.03	%(c)	1.36%	71%
13.84	1,991,001	1.40	1.18		1.40	74
24.64	1,467,583	1.46	0.66		1.46	129
(11.17)	1,263,648	1.47	0.78		1.47	45
14.71	1,950,064	1.44	0.62		1.44	64

5.47%	$552,630	2.13%	0.33	%(c)	2.13%	71%
12.99	491,403	2.17	0.32		2.17	74
23.62	424,538	2.26	(0.18)		2.26	129
(11.87)	416,582	2.29	(0.02)		2.29	45
13.84	639,252	2.19	(0.15)		2.19	64

6.60%	$2,333,559	1.10%	1.46%		1.10%	71%
14.16	1,389,207	1.12	1.47		1.12	74
25.00	872,974	1.16	1.04		1.16	129
(10.93)	656,313	1.20	1.09		1.20	45
14.96	797,316	1.19	0.87		1.19	64

6.05%	$14,173	1.63%	0.89%		1.63%	71%
13.54	9,966	1.68	0.85		1.68	74
24.23	7,180	1.76	0.34		1.76	129
(11.60)	6,454	1.94	0.42		1.94	45
14.45	7,258	1.69	0.44		1.69	64

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Net asset value, end of period	Total return(c)	Net assets, end of period (000)
International Select Equity Fund
Class A
Period Ended 7/31/2015(a)	$10.00	0.10	0.67	0.77	$10.77	7.70%	$269
Class C
Period Ended 7/31/2015(a)	$10.00	0.02	0.68	0.70	$10.70	7.00%	$120
Class I
Period Ended 7/31/2015(a)	$10.00	0.10	0.69	0.79	$10.79	7.90%	$5,222
(a)	The International Select Equity Fund commenced operations on September 30, 2014.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(d)	Not annualized for periods less than one year.

Ratios to average net assets:
Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate(d)
1.14%	1.14%	4.15%	39%
1.89%	0.21%	5.08%	39%
0.89%	1.14%	3.97%	39%

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Return of capital	Total distributions
Strategic Income Fund
Class A
Year Ended 7/31/2015	$9.13	0.32	(0.01)	0.33	(0.37)	0.00	(0.37)
Year Ended 7/31/2014	8.93	0.46	0.20	0.66	(0.46)	0.00	(0.46)
Period Ended 7/31/2013(a)	9.12	0.23	(0.19)	0.04	(0.23)	0.00	(0.23)
Year Ended 12/31/2012	8.39	0.40	0.73	1.13	(0.40)	0.00	(0.40)
Year Ended 12/31/2011	8.82	0.44	(0.43)	0.01	(0.37)	(0.07)	(0.44)
Year Ended 12/31/2010	8.44	0.46	0.38	0.84	(0.33)	(0.13)	(0.46)
Class C
Year Ended 7/31/2015	$9.09	0.26	(0.00)*	0.26	(0.31)	0.00	(0.31)
Year Ended 7/31/2014	8.89	0.39	0.20	0.59	(0.39)	0.00	(0.39)
Period Ended 7/31/2013(a)	9.08	0.19	(0.20)	(0.01)	(0.18)	0.00	(0.18)
Year Ended 12/31/2012	8.35	0.33	0.73	1.06	(0.33)	0.00	(0.33)
Year Ended 12/31/2011	8.79	0.37	(0.43)	(0.06)	(0.32)	(0.06)	(0.38)
Year Ended 12/31/2010	8.41	0.40	0.38	0.78	(0.29)	(0.11)	(0.40)
Class I
Year Ended 7/31/2015	$9.11	0.34	(0.01)	0.35	(0.40)	0.00	(0.40)
Year Ended 7/31/2014	8.91	0.48	0.21	0.69	(0.49)	0.00	(0.49)
Period Ended 7/31/2013(a)	9.10	0.24	(0.19)	0.05	(0.24)	0.00	(0.24)
Year Ended 12/31/2012	8.37	0.42	0.73	1.15	(0.42)	0.00	(0.42)
Period Ended 12/31/2011(c)	9.06	0.29	(0.66)	(0.37)	(0.27)	(0.05)	(0.32)
(a)	Strategic Income Fund changed its fiscal year end from December 31 to July 31 effective July 31, 2013.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)	Class I commenced operations on April 29, 2011.
(d)	Until July 1, 2010, the Fund imposed a redemption fee of 2.00% on Class A, B and C shares redeemed within 30 days of purchase.
(e)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(f)	Not annualized for periods less than one year.
*	Amount represents less than $0.01.

					Ratios to average net assets:
Redemption fees(d)		Net asset value, end of period	Total return(e)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate(f)

N/A		$9.09	3.71%	$28,200	1.09%	3.52%	1.15%	54%
N/A		9.13	7.56	11,522	1.10	5.02	1.36	84
N/A		8.93	0.39	15,656	1.10	4.36	1.44	50
N/A		9.12	13.75	17,596	1.10	4.51	1.34	47
N/A		8.39	0.06	17,210	1.20	5.04	1.51	41
0.00	*	8.82	10.17	28,171	1.30	5.30	1.54	38

N/A		$9.04	2.84%	$30,034	1.85%	2.84%	1.92%	54%
N/A		9.09	6.78	17,744	1.85	4.27	2.12	84
N/A		8.89	(0.06)	19,483	1.85	3.62	2.20	50
N/A		9.08	12.95	22,328	1.85	3.77	2.11	47
N/A		8.35	(0.80)	22,244	1.94	4.29	2.26	41
0.00	*	8.79	9.39	26,997	2.05	4.55	2.29	38

N/A		$9.06	3.86%	$106,544	0.84%	3.73%	0.92%	54%
N/A		9.11	7.88	18,271	0.85	5.29	1.08	84
N/A		8.91	0.54	7,291	0.85	4.59	1.16	50
N/A		9.10	14.06	3,903	0.85	4.79	1.07	47
N/A		8.37	(4.10)	1,885	0.85	5.16	1.25	41

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:
	Net asset value, beginning of period	Net investment income (loss)(c)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized capital gains	Total distributions
Unconstrained Bond Fund
Class A
Year Ended 7/31/2015	$10.06	0.11	(0.14)	(0.03)	(0.12)	(0.40)	(0.52)
Period Ended 7/31/2014(a)	10.00	0.11	0.06	0.17	(0.11)	0.00	(0.11)
Class C
Year Ended 7/31/2015	$10.06	0.03	(0.14)	(0.11)	(0.05)	(0.40)	(0.45)
Period Ended 7/31/2014(a)	10.00	0.06	0.07	0.13	(0.07)	0.00	(0.07)
Class I
Year Ended 7/31/2015	$10.06	0.13	(0.14)	(0.01)	(0.15)	(0.40)	(0.55)
Period Ended 7/31/2014(a)	10.00	0.13	0.06	0.19	(0.13)	0.00	(0.13)
US Growth Opportunities Fund
Class A
Period Ended 7/31/2015(b)	$10.00	(0.03)	1.22	1.19	0.00	0.00	0.00
Class C
Period Ended 7/31/2015(b)	$10.00	(0.07)	1.21	1.14	0.00	0.00	0.00
Class I
Period Ended 7/31/2015(b)	$10.00	0.00	1.21	1.21	0.00	0.00	0.00

(a)	The Unconstrained Bond Fund commenced operations on December 20, 2013.
(b)	The US Growth Opportunities Fund commenced operations on December 18, 2014.
(c)	Per share data was calculated using average shares outstanding during the period.
(d)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(e)	Not annualized for periods less than one year.

			Ratios to average net assets:
Net asset value, end of period	Total return(d)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate(e)

$9.51	(0.23)%	$958	1.15%	1.09%	2.02%	129%
10.06	1.75	1,136	1.15	1.80	2.33	97

$9.50	(1.04)%	$1,082	1.90%	0.33%	2.77%	129%
10.06	1.29	1,006	1.90	1.02	3.07	97

$9.50	(0.07)%	$24,850	0.90%	1.34%	1.76%	129%
10.06	1.91	26,125	0.90	2.04	2.07	97

$11.19	11.90%	$1,617	1.20%	(0.46)%	3.21%	12%

$11.14	11.40%	$11	1.95%	(1.00)%	4.64%	12%

$11.21	12.10%	$5,770	0.95%	0.01%	3.39%	12%

More information about the Funds is available free upon request, including the following:

Annual/Semi-Annual Reports
You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Funds. Additional information about the Funds’ investments is available in the Funds’ semi-annual and annual reports. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

Statement of Additional Information
Provides more details about each Fund and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference (is legally considered part of this Prospectus).
You can request other information, including a Statement of Additional Information and annual or semi-annual reports, free of charge, as provided below.

To Obtain Information:

By telephone
Call 866.3HENDERSON (or 866.343.6337) for shareholder services or 866.4HENDERSON (or 866.443.6337) for other services.

By mail
Write to:
Henderson Global Funds
P.O. Box 8391
Boston, MA 02266-8391

By overnight delivery to
Boston Financial Data Services
c/o Henderson Global Funds
30 Dan Road
Canton, MA 02021-2809
866.3HENDERSON (or 866.343.6337)

On the Internet
You may also find more information about the Funds on the Internet at: http://www.henderson.com, including the Statement of Additional Information and annual and semi-annual reports. This website is not considered part of the Prospectus.
You can also obtain information about the Funds and a copy of the Statement of Additional Information from the Securities and Exchange Commission as follows:

By mail
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
(The SEC charges a fee to copy documents.)

By electronic request
publicinfo@sec.gov (The SEC charges a fee to copy documents.)

In person
Public Reference Room in Washington, DC
(For more information and hours of operation, call (202) 551-8090.)

Via the internet
on the EDGAR Database at http://www.sec.gov
SEC file number: 811-10399

	Class A	Class C	Class I	Class R	Class R6
Henderson All Asset Fund	HGAAX	HGACX	HGAIX		HGARX
Henderson Dividend & Income Builder Fund	HDAVX	HDCVX	HDIVX		HDRVX
Henderson Emerging Markets Fund	HEMAX	HEMCX	HEMIX		HEMRX
Henderson European Focus Fund	HFEAX	HFECX	HFEIX		HFERX
Henderson Global Equity Income Fund	HFQAX	HFQCX	HFQIX		HFQRX
Henderson Global Technology Fund	HFGAX	HFGCX	HFGIX		HFGRX
Henderson High Yield Opportunities Fund	HYOAX	HYOCX	HYOIX		HYORX
Henderson International Long/Short Equity Fund	HLNAX	HLNCX	HLNIX		HLNRX
Henderson International Opportunities Fund	HFOAX	HFOCX	HFOIX	HFORX	HFOSX
Henderson International Select Equity Fund	HSQAX	HSQCX	HSQIX		HSQRX
Henderson Strategic Income Fund	HFAAX	HFACX	HFAIX		HFARX
Henderson Unconstrained Bond Fund	HUNAX	HUNCX	HUNIX		HUNRX
Henderson US Growth Opportunities Fund	HGRAX	HGRCX	HGRIX		HGRRX

series of

Henderson Global Funds
737 North Michigan Avenue, Suite 1700
Chicago, Illinois 60611

STATEMENT OF ADDITIONAL INFORMATION

November 30, 2015

Henderson Global Funds (the “Trust”) was organized as a Delaware statutory trust on May 11, 2001, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust has an unlimited number of authorized shares of beneficial interest that are currently divided among thirteen series, which are described in this Statement of Additional Information (“SAI”), including the Henderson All Asset Fund, the Henderson Dividend & Income Builder Fund, the Henderson Emerging Markets Fund, the Henderson European Focus Fund, the Henderson Global Equity Income Fund, the Henderson Global Technology Fund, the Henderson High Yield Opportunities Fund, the Henderson International Long/Short Equity Fund, the Henderson International Opportunities Fund, the Henderson International Select Equity Fund, the Henderson Strategic Income Fund, the Henderson Unconstrained Bond Fund and the Henderson US Growth Opportunities Fund (each a “Fund” and collectively, the “Funds”), each a diversified fund except for the Henderson High Yield Opportunities Fund, the Henderson International Long/Short Equity Fund, the Henderson International Select Equity Fund, the Henderson Unconstrained Bond Fund, and the Henderson US Growth Opportunities Fund which are non-diversified. This SAI relates to the Class A, Class C, Class I, Class R and Class R6 shares of the Henderson International Opportunities Fund and the Class A, Class C, Class I and Class R6 Shares of the Henderson All Asset Fund, the Henderson Dividend & Income Builder Fund, the Henderson Emerging Markets Fund, Henderson European Focus Fund, the Henderson Global Equity Income Fund, the Henderson Global Technology Fund, the Henderson High Yield Opportunities Fund, the Henderson International Long/Short Equity Fund, the Henderson International Select Equity Fund, the Henderson Strategic Income Fund, the Henderson Unconstrained Bond Fund, and the Henderson US Growth Opportunities Fund.  Each Fund is managed by Henderson Global Investors (North America) Inc. (“HGINA” or the “Adviser”). Each Fund, except for the Henderson High Yield Opportunities Fund and the Henderson US Growth Opportunities Fund, is sub-advised by Henderson Investment Management Limited (“HIML”). The Henderson US Growth Opportunities Fund is sub-advised by Henderson Geneva Capital Management (“Geneva” and together with HIML, the “Subadvisers” or each a “Subadviser”).

This SAI is not a prospectus and should be read in conjunction with the prospectus for the Funds dated November 30, 2015 (the “Prospectus”).  The audited financial statements for each Fund, including the notes thereto, at and for the period ended July 31, 2015, included in each Fund’s annual report to shareholders are incorporated into this SAI by reference.  The Prospectus and the annual and semi-annual reports of the Funds may be obtained upon request and without charge from the Trust by calling 866.3Henderson (or 866.343.6337).

TABLE OF CONTENTS

Page
FUND HISTORY AND GENERAL INFORMATION	1
INVESTMENT OBJECTIVES AND POLICIES	2
FUND INVESTMENTS, STRATEGIES AND RELATED RISKS	2
INVESTMENT RESTRICTIONS	48
PORTFOLIO TURNOVER	49
DISCLOSURE OF PORTFOLIO HOLDINGS	50
MANAGEMENT OF THE FUNDS	52
CONTROL PERSONS AND PRINCIPAL HOLDERS	59
INVESTMENT ADVISORY AND OTHER SERVICES	76
PORTFOLIO MANAGERS	88
BROKERAGE ALLOCATION	94
CAPITALIZATION AND VOTING RIGHTS	97
PURCHASES, EXCHANGES AND REDEMPTION INFORMATION	99
NET ASSET VALUE	101
FEDERAL INCOME TAX MATTERS	103
REGISTRATION STATEMENT	112
FINANCIAL STATEMENTS	112
APPENDIX A	113
APPENDIX B	116
APPENDIX C	122

No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or Foreside Fund Services, LLC, the Funds’ distributor (the “Distributor”).  The Prospectus does not constitute an offering by a Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

FUND HISTORY AND GENERAL INFORMATION

The Trust is an open-end management investment company organized as a Delaware statutory trust on May 11, 2001, and consists of thirteen portfolios, which are described in this SAI:

Henderson All Asset Fund (the “All Asset Fund”);
Henderson Dividend & Income Builder Fund (the “Dividend & Income Builder Fund”);
Henderson Emerging Markets Fund (the “Emerging Markets Fund”);
Henderson European Focus Fund (the “European Focus Fund”);
Henderson Global Equity Income Fund (the “Global Equity Income Fund”);
Henderson Global Technology Fund (the “Global Technology Fund”);
Henderson High Yield Opportunities Fund (the “High Yield Opportunities Fund”);
Henderson International Long/Short Equity Fund (the “International Long/Short Equity Fund”);
Henderson International Opportunities Fund (the “International Opportunities Fund”);
Henderson International Select Equity Fund (the “International Select Equity Fund”);
Henderson Strategic Income Fund (the “Strategic Income Fund”);
Henderson Unconstrained Bond Fund (the “Unconstrained Bond Fund”); and
Henderson US Growth Opportunities Fund (the “US Growth Opportunities Fund”).

Class I shares of the European Focus Fund, the Global Technology Fund, the Global Equity Income Fund and the International Opportunities Fund were formerly known as the Class W shares.

As of July 31, 2013, the fiscal year end of the Strategic Income Fund was changed from December 31 to July 31.  Prior to June 1, 2011, the Strategic Income Fund was known as the Henderson Worldwide Income Fund.  Prior to May 19, 2006, the Fund was known as the Henderson Income Advantage Fund.  Prior to March 31, 2015, the Emerging Markets Fund was known as the Emerging Market Opportunities Fund.

HGINA is the investment adviser for each Fund.  HIML is the subadviser for each Fund, with the exception of the Henderson High Yield Opportunities Fund and the Henderson US Growth Opportunities Fund. Geneva is the subadviser of the Henderson US Growth Opportunities Fund.  Descriptions in this SAI of a particular investment practice or technique in which a Fund may engage or a financial instrument which a Fund may purchase are meant to describe the spectrum of investments that the Adviser and each Subadviser in their discretion might, but are not required to, use in managing the Funds’ portfolio assets.  For example, the Adviser and each Subadviser may, in their discretion, at any time employ a given practice, technique or instrument for one or more Funds but not for all funds which are series of the Trust, and managed by the Adviser (each, a “Henderson Fund,” and collectively, the “Henderson Funds”).  It is also possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in some or all markets, in which case a Fund would not use them.  Investors should also be aware that certain practices, techniques, or instruments could, regardless of their relative importance in a Fund’s overall investment strategy, from time to time have a material impact on that Fund’s performance.  (References herein to “Subadviser” in the context of foreign investments, and international markets and non-us strategies should be understood as referring generally to HIML.)

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INVESTMENT OBJECTIVES AND POLICIES

Each Fund has its own investment objective(s) and policies, which are described in the  Prospectus.

Whenever an investment objective, policy or restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall, unless otherwise indicated, apply to a Fund only at the time a transaction is executed.  Accordingly, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in the percentage which results from circumstances not involving any affirmative action by a Fund, such as a change in market conditions or a change in a Fund’s asset level or other circumstances beyond a Fund’s control, will not be considered a violation of such investment objective, policy or restriction.  The Adviser, subject to the oversight of the Board of Trustees of the Trust (the “Board”), will monitor the percentage of illiquid securities held by each Fund.

FUND INVESTMENTS, STRATEGIES AND RELATED RISKS

The following is a summary of certain investments and strategies and the risks most commonly associated with them and is intended to supplement the information contained in the Prospectus. Investors should refer to the Prospectus for a discussion of a Fund’s principal investment strategies and related risks.

A mutual fund’s risk profile is largely defined by the fund’s primary portfolio holdings and principal investment strategies which are described in the fund’s prospectus.  However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics.  Accordingly, unless indicated otherwise and subject to each Fund’s investment restrictions, one or more of the types of investments and/or strategies described below, and the risks related thereto, may be associated with a Fund at any time.  Because the All Asset Fund may seek exposure to certain asset classes by investing in other investment companies, including, for example, other open-end or closed-end investment companies, affiliated funds of the Trust, exchange-traded funds (“ETFs”), unit investment trusts (“UITs”) and domestic or foreign investment pools (including investment companies not registered under the 1940 Act) (each, an “Underlying Fund” and collectively, “Underlying Funds”) which may, in turn, utilize one or more of the types of investments and/or strategies described below, statements concerning investment risks and references therein to a “Fund” or the “Funds” should be understood to include, as applicable, an “Underlying Fund” and the “Underlying Funds,” respectively, unless the context indicates otherwise.

Asia Pacific Region. Investing in the Asia Pacific region involves risks not typically associated with investments in the United States. Because many of the economies in the Asia Pacific region are considered emerging market economies, investing in the Asia Pacific region imposes risks greater than, or in addition to, the risks of investing in more developed markets. Securities markets of countries with emerging market economies typically are less efficient and have lower trading volume, lower liquidity, and higher volatility than more developed markets.

Emerging market economies in the Asia Pacific region are often characterized by high levels of inflation, frequent currency fluctuations, undeveloped financial service sectors, devaluations, over-extension of credit, unstable employment rates, and corruption. The economies of many countries in the Asia Pacific region generally rely on few industries or

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commodities. Financial imbalances among various economic sectors, fueled by rising asset prices, strong credit growth, and relatively easy financing conditions in certain economies in the Asia Pacific region may also negatively impact those economies. In addition, economic events in one country or group of countries within the Asia Pacific region can have significant economic effects on the entire Asia Pacific region because the economies of the Asia Pacific region are intertwined, characterized by a highly integrated supply-chain network and growing dependence on regional demand and finance.

Political and social instabilities in the Asia Pacific region may result in significant economic downturns and increased volatility in the economies of countries in the Asia Pacific region. Escalating political tension between countries in the Asia Pacific region could adversely affect economic ties and trade within the Asia Pacific region.

Many of the Asia Pacific region’s governments exercise considerable influence on their respective economies and, as a result, companies in the Asia Pacific region may be subject to government interference and nationalization. Some countries in the Asia Pacific region restrict direct foreign investment in their securities markets, and investments in securities traded on those markets may be made, if at all, only indirectly. The government of certain countries in the Asia Pacific region also maintain their currencies at artificial levels to the US dollar rather than at levels determined by the market, which may have an adverse impact on foreign investors. In addition, some countries in the Asia Pacific region require foreign investors to be registered with local authorities prior to investing in the securities markets and impose limitations on the amount of investments that may be made by foreign investors and the repatriation of the proceeds from investments.

The economies of many countries in the Asia Pacific region are heavily dependent on international trade and can be adversely affected by trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. As most countries in the Asia Pacific region are net importers of oil, a significant increase in the price of oil may threaten economic growth across the Asia Pacific region. In addition, the Asia Pacific region historically has been dependent on external demand and vulnerable to external market disruptions. Reduced demand for exports and lack of available capital for investment could negatively impact markets and economic performance in the Asia Pacific region. The economies of the Asia Pacific region are also vulnerable to effects of natural disasters occurring within the Asia Pacific region, including droughts, floods, tsunamis, and earthquakes. Disaster recovery in the Asia Pacific region can be poorly coordinated, and the economic impact of natural disasters is significant at both the country and company levels.

Banking Industry And Savings And Loan Obligations. Certificates of deposit are certificates issued against funds deposited in a commercial bank (including eligible foreign branches of US banks, described below) for a definite period of time and earning a specified return and are normally negotiable.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity).  In addition to investing in certificates of deposit and bankers’ acceptances, each Fund may invest in time deposits in banks or savings and loan associations.  Time deposits are generally similar to certificates of deposit, but are uncertificated.  Each Fund’s investments in certificates of deposit, time deposits, and bankers’ acceptances are limited to obligations of: (i) banks having total assets in excess of $1 billion; (ii) US banks which do not meet the $1 billion asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (the “FDIC”);

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(iii) savings and loan associations which have total assets in excess of $1 billion and which are members of the FDIC; and (iv) foreign banks if the obligation is, in the Adviser’s or the applicable Subadviser’s opinion, of an investment quality comparable to other debt securities which may be purchased by a Fund.  Each Fund’s investments in certificates of deposit of savings associations are limited to obligations of federal and state-chartered institutions whose total assets exceed $1 billion and whose deposits are insured by the FDIC. Although one or more other risks described in this SAI may apply, the largest risk associated with the banking industry and savings and loan obligations include credit risk and inflation risk.

Credit risk is the risk that one or more fixed income securities in a Fund's portfolio will decline in price or fail to pay interest when due because the issuer of the security experiences a decline in its financial status and is unable or unwilling to honor its obligations, including the payment of interest or the repayment of principal. Adverse conditions in the credit markets can adversely affect the broader global economy, including the credit quality of issuers of fixed income securities in which a Fund may invest. Changes by a nationally recognized statistical rating organization (“NRSRO”) in its rating of securities and in the ability of an issuer to make scheduled payments may also affect the value of a Fund’s investments.

Inflation risk is the risk that the present value of assets or income from a Fund's investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a Fund’s assets can decline as can the value of a Fund’s distributions.

Borrowings.  Each of the Funds may borrow money as permitted by the 1940 Act, including up to 5% of the value of its total assets at the time of such borrowings for temporary purposes and in excess of the 5% limit to meet redemption requests.  This borrowing may be unsecured.  The 1940 Act requires each Fund to maintain continuous asset coverage of 300% of the amount borrowed.  If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.  Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds.  A Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment fee or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.  Each Fund may, in connection with permissible borrowings, transfer as collateral securities owned by the Fund.

Borrowings by a Fund may result in leveraging of the Fund’s shares.  Utilization of leverage, which is usually considered speculative, involves certain risks to a Fund’s shareholders (“leverage risks”) that do not exist for unleveraged funds having a similar investment objective.  These leverage risks include a higher volatility of the net asset value of a Fund’s shares, increased operating costs and the relatively greater effect of performance on the net asset value of the shares.  So long as a Fund is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Fund’s shareholders to realize a higher current net investment income and/or higher net asset value than if the Fund were not leveraged.  On the other hand, if the interest expense on borrowings approaches the net return on a Fund’s investment portfolio, the benefit of leverage to the Fund’s shareholders will be reduced.  If the interest expense on borrowings were to exceed the net return to shareholders, a Fund’s use of leverage would result in a lower

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rate of return.  Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share.

Business Development Companies (“BDCs”). BDCs are a type of closed-end fund regulated under the 1940 Act. BDCs are publicly-traded mezzanine/private equity funds that typically invest in and lend to small and medium-sized private companies that may not have access to public equity markets for capital raising. BDCs are unique in that at least 70% of their investments must be made to private US businesses and BDCs are required to make available significant managerial assistance to their portfolio companies. BDCs are not taxed on income distributed to shareholders provided they comply with applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). BDCs have expenses associated with their operations. Accordingly, a Fund will indirectly bear its proportionate share of any management and other expenses, and of any performance based fees, charged by the BDCs in which it invests.

Investments in BDCs are subject to various risks, including management’s ability to meet the BDC’s investment objective, and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their net asset value.

Callable Securities. The Dividend & Income Builder Fund, the Global Equity Income Fund, the High Yield Opportunities Fund, the Strategic Income Fund and the Unconstrained Bond Fund may invest in callable securities. Callable securities give the issuer the right to redeem the security on a given date or dates (known as the call dates) prior to maturity. In return, the call feature is factored into the price of the debt security, and callable debt securities typically offer a higher yield than comparable non-callable securities. Certain securities may be called only in whole (the entire security is redeemed), while others may be called only in part (a portion of the total face value is redeemed) and possibly from time to time as determined by the issuer. There is no guarantee that a Fund will receive higher yields or a call premium on an investment in callable securities.

The period of time between the time of issue and the first call date, known as call protection, varies from security to security. Call protection provides the investor holding the security with assurance that the security will not be called before a specified date. As a result, securities with call protection generally cost more than similar securities without call protection. Call protection will make a callable security more similar to a long-term debt security, resulting in an associated increase in the callable security’s interest rate sensitivity.

Documentation for callable securities usually requires that investors be notified of a call within a prescribed period of time. If a security is called, a Fund will receive the principal amount and accrued interest, and may receive a small additional payment as a call premium. Issuers are more likely to exercise call options in periods when interest rates are below the rate at which the original security was issued, because the issuer can issue new securities with lower interest payments. Callable securities are subject to the risks of other debt securities in general, including prepayment risk, especially in falling interest rate environments. (See “Debt Securities” for a discussion of prepayment risk.)

Collateralized Debt Obligations. Collateralized debt obligations (“CDOs”), include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other

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similarly structured securities. CDOs are types of asset-backed securities. (See also “Mortgage-Related and Other Asset-Backed Securities.”) A CBO is ordinarily issued by a trust or other special purpose entity (“SPE”) and it is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities) held by such issuer. A CLO is ordinarily issued by a trust or other SPE and is typically collateralized by a pool of loans, which may include, among others, domestic and non-US senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuers. Although certain CDOs may benefit from credit enhancement in the form of a senior-subordinate structure, overcollateralization or bond insurance, such enhancement may not always be present, and may fail to protect a Fund against the risk of loss on default of the collateral. Certain CDO issuers may use derivative contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI and in the Prospectus. CDOs may charge management fees and administrative expenses, which are in addition to those of a Fund.

For both CBOs and CLOs, the cash flows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by one or more NRSRO; (iii) a Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by a Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) the risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by banks, corporations and other borrowers to finance short-term credit needs.

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Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months.  Each Fund may invest in commercial paper that is rated Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”) or A-1 by Standard & Poor’s Ratings Services (“S&P”) or, if not rated by Moody’s or S&P, is issued by a company having an outstanding debt issue rated Aaa or Aa by Moody’s or AAA or AA by S&P.   Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include credit risk and liquidity risk.

Liquidity risk is the risk associated from a lack of marketability of securities which may make it difficult to sell at desirable prices in order to minimize loss. A Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.  Judgment of management plays a larger role in valuing these investments as compared to valuing more liquid investments.

Common Stock. Common stock represents a unit of equity ownership of a corporation. Owners typically are entitled to vote on the selection of directors and other important corporate governance matters, and to receive dividend payments, if any, on their holdings. However, ownership of common stock does not entitle owners to participate in the day-to-day operations of the corporation. Common stocks of domestic and foreign public corporations can be listed and their shares traded, on domestic stock exchanges, such as the New York Stock Exchange (the “NYSE”) or the NASDAQ Stock Market. Domestic and foreign corporations also may have their shares traded on foreign exchanges, such as the London Stock Exchange or Tokyo Stock Exchange. Common stock may be privately placed or publicly offered. The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and market conditions generally. In the event that a corporation declares bankruptcy or is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock. Although one or more of the other risks described in this SAI may also apply, the risks typically associated with common stock include issuer risk and market risk.

Issuer risk is the risk that an issuer in which a Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect a Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market risk refers to the possibility that the market values of securities or other investments that a Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in a Fund. Accordingly, an investment in a Fund could lose money over short or even long periods. The market values of the securities a Fund holds also can be affected by changes or perceived changes in US or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, common stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

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Convertible Securities.  A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than  common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

The characteristics of convertible securities make them potentially attractive investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by a Fund are denominated in US dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued, which may increase the effects of currency risk.

Apart from currency considerations, the value of convertible securities is influenced by both the yield on nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. At the same time, however, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If the conversion value of a convertible security is substantially below its investment value, the price of the convertible security is governed principally by its investment value. To the extent the conversion value of a convertible security increases to a point that approximates or exceed its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security.

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Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security is called for redemption, the holder will be required to redeem the security, convert it into the underlying common stock or sell it to a third party.  Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

A Fund may also invest in synthetic convertible securities. Synthetic convertible securities may include either cash-settled convertibles or manufactured convertibles. Cash-settled convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a cash-settled convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured convertibles are created by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income (“fixed income component”) or a right to acquire equity securities (“convertibility component”). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (“equity features”) granting the holder the right to purchase a specified quantity of the underlying stock within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index. A manufactured convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security that has a unitary market value, a manufactured convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a manufactured convertible is the sum of the values of its fixed income component and its convertibility component.

The value of a manufactured convertible may respond to certain market fluctuations differently from a traditional convertible security with similar characteristics. For example, in the event a Fund employed a manufactured convertible which combined a short-term US Treasury instrument and a call option on a stock, the manufactured convertible would be expected to outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and underperform during periods when corporate fixed income securities outperform Treasury instruments.

Corporate Loans.  The High Yield Opportunities Fund, the Dividend & Income Builder Fund, the Strategic Income Fund and the Unconstrained Bond Fund may invest in corporate loans.  Corporate loans have the most senior position in a borrower’s capital structure or share the senior position with other senior debt securities of the borrower (“Corporate Loans”).  This capital structure position generally gives holders of Corporate Loans a priority claim on some or all of the borrower’s assets in the event of default.  Most of the Funds’ Corporate Loans

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investments will be secured by specific assets of the borrower.  Corporate Loans also have contractual terms designed to protect lenders.  Each applicable Fund generally acquires Corporate Loans of borrowers that, in the Adviser’s or Subadviser’s judgment, can make timely payments on their Corporate Loans and that satisfy other credit standards established by the Adviser or a Subadviser.  Nevertheless, investing in Corporate Loans does involve investment risk, and some borrowers default on their loan payments.  Each Fund attempts to manage these risks through careful analyses and monitoring of borrowers.

There is less readily available, reliable information about most Corporate Loans than is the case for many other types of securities.  In addition, there is no minimum rating or other independent evaluation of a borrower or its securities, and thus the Adviser or a Subadviser relies primarily on its own evaluation of borrower credit quality rather on any available independent source.  As a result, each Fund is particularly dependent on the analytical abilities of the Adviser or a Subadviser, as applicable.

Corporate Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market exists for many Corporate Loans.  As a result, Corporate Loans are illiquid, meaning that a Fund may not be able to sell them quickly at a fair price.  In addition, the market for Corporate Loans, if any, could be disrupted in the event of an economic downturn or a substantial increase or decrease in the interest rates.  However, many Corporate Loans are of a large principal amount and are held by a large number of owners.  In the opinion of each of the Adviser and applicable Subadviser, this should enhance their liquidity.

Each Fund may acquire Corporate Loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including Corporate Loans issued in highly leveraged transactions.  The Funds may even acquire and retain in its portfolio Corporate Loans of borrowers that have filed for bankruptcy protection.  Because of the protective terms of Corporate Loans, each of the Adviser and applicable Subadviser believes that a Fund is more likely to recover more of its investment in a defaulted Corporate Loan than would be the case for most other types of defaulted debt securities.  Nevertheless, even in the case of collateralized Corporate Loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can or will be liquidated.  In the case of bankruptcy, liquidation may not occur and the court may not give lenders the full benefit of their senior position.  Uncollateralized Corporate Loans involve a greater risk of loss.

Cyber Security Risk. Investment companies, such as the Fund, and their service providers may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber security attacks affecting a Fund or its investment adviser, subadviser, custodian, transfer agent, intermediaries and other third-party service provides may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issues or securities in which the Fund may invest, which could result in material adverse consequences

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for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

Debt Securities.  Each Fund may invest in debt securities.  Investment in debt securities involves both interest rate and credit risk, among other things.  Generally, the value of debt instruments rises and falls inversely with fluctuations in interest rates.  As interest rates decline, the value of debt securities generally increases.  Conversely, rising interest rates tend to cause the value of debt securities to decrease.  Bonds with longer maturities generally are more volatile than bonds with shorter maturities.  The market value of debt securities also varies according to the relative financial condition of the issuer.  In general, lower-quality bonds offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument.  The yields on certain obligations in which a Fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue.  A rating issued by a rating agency (including Moody’s and S&P) is only the opinion of the entity issuing the rating at that time and is not a guarantee as to quality, or an assurance of the future performance of, the rated security.  Consequently, obligations with the same rating, maturity and interest rate may have different market prices.  In addition, the manner in which the rating agency obtains and processes information about a particular security may affect the rating agency’s ability to timely react to changes in an issuer’s circumstances that could influence a particular rating.  Ratings do not eliminate or mitigate the risks of investing in securities. See Appendix A for a description of the ratings provided by certain recognized rating organizations.

Investment-Grade Debt Securities.  Bonds rated Aaa by Moody’s and AAA by S&P are judged to be of the best quality (i.e., capacity to pay interest and repay principal is extremely strong).  Bonds rated Aa/AA are considered to be of high quality (i.e., capacity to pay interest and repay principal is very strong and differs from the highest rated issues only to a small degree).  Bonds rated A are viewed as having many favorable investment attributes, but elements may be present that suggest a susceptibility to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.  Bonds rated Baa/BBB (considered by Moody’s to be “medium grade” obligations) are considered to have an adequate capacity to pay interest and repay principal, but certain protective elements may be lacking (i.e., such bonds lack outstanding investment characteristics and have some speculative characteristics).  Each Fund may invest in debt securities that are given an investment-grade rating by Moody’s or S&P, and may also invest in unrated debt securities that are considered by the Adviser or applicable Subadviser to be of comparable quality.

High Yield Debt Securities.  Securities rated Ba or lower by Moody’s or BB or lower by S&P, and comparable unrated securities (commonly referred to as “high yield” or “junk” bonds), including many emerging markets bonds, are considered to be predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments.  The lower the ratings of corporate debt securities, the more their risks render them like equity securities.  Such securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), and generally involve greater volatility of price and risk of principal and income (and may be less liquid) than securities in the higher rating categories.  (See Appendix A for a more complete description of the ratings assigned by Moody’s and S&P and their respective characteristics.)

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Lower-rated and unrated securities are especially subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers.  Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest.  Also, an increase in interest rates would likely have an adverse impact on the value of such obligations.  During an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service their principal and interest payment obligations.  Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Fund’s net asset value.  In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

Changes in interest rates may have a less direct or dominant impact on high yield bonds than on higher quality issues of similar maturities.  However, the price of high yield bonds can change significantly or suddenly due to a host of factors including changes in interest rates, fundamental credit quality, market psychology, government regulations, US economic growth and, at times, stock market activity.  High yield bonds may contain redemption or call provisions that allow an issuer to redeem the securities from their holders. Although these securities are typically not callable for a period of time, usually three to five years from the date of issue, if an issuer exercises these provisions in a declining interest rate market, a Fund may have to replace the security with a lower yielding security.

The trading market for high yield securities may be thin to the extent that there is no established secondary market or because of a decline in the value of such securities.  A thin trading market may limit the ability of each Fund to accurately value high yield securities in a Fund’s portfolio, adversely affect the price at which a Fund could sell such securities, and cause large fluctuations in the daily net asset value of a Fund’s shares.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of low-rated debt securities, especially in a thinly traded market.  When secondary markets for high yield securities become relatively less liquid, it may be more difficult to value the securities, requiring additional research and elements of judgment.  These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security.  For these reasons, it is the policy of the Adviser and each Subadviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality.  The achievement of each Fund’s investment objective by investment in such securities may be more dependent on the Adviser’s or Subadviser’s credit analysis than is the case for higher quality bonds. Each Fund relies on the judgment, analysis and experience of its portfolio manager(s) in evaluating the creditworthiness of an issuer of lower-rated securities. In such evaluations, the manager(s) takes into consideration, among other things, the issuer’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management and regulatory matters. High yield debt securities acquired during an initial underwriting involve special credit risks because they are new issues. There can be no assurance the manager(s) will be successful in evaluating the creditworthiness of an issuer or the value of high yield debt securities generally.

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Should the rating of a portfolio security be downgraded, the Adviser or applicable Subadviser will determine whether it is in the best interest of each Fund to retain or dispose of such security.

Prices for high yield securities may be further affected by legislative and regulatory developments.  For example, federal rules may require savings and loan institutions to gradually reduce their holdings of this type of security.  Also, Congress has from time to time considered legislation that would further restrict or eliminate the federal income tax deduction for interest payments on these securities and regulate corporate restructurings.  Such proposed legislation, if enacted, may significantly depress the prices of outstanding securities of this type.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with debt securities include credit risk, highly leveraged transactions risk, impairment of collateral risk, interest rate risk, issuer risk, liquidity risk, prepayment and extension risk and reinvestment risk.  (See “Banking Industry And Savings And Loan Obligations” for a discussion of credit risk, “Common Stock” for a discussion of issuer risk and “Commercial Paper” for a discussion of liquidity risk.)

Highly leveraged transactions risk refers to the fact that the loans or other securities in which a Fund may invest may consist of transactions involving refinancings, recapitalizations, mergers and acquisitions and other financings for general corporate purposes. Certain Funds’ investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the US Bankruptcy Code (commonly known as “debtor-in-possession” financings), provided that such senior obligations are determined by the Adviser and/or the applicable Subadviser to be a suitable investment for such Fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management’s taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

Impairment of collateral risk is the risk that the value of collateral, if any, securing a loan can decline, and may be insufficient to meet the borrower’s obligations or difficult or costly to liquidate. In addition, a Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate and other loans may not be fully collateralized and may decline in value.

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income a Fund receives from it but may affect the value of a Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Securities with floating interest rates are typically less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Because rates on certain floating rate loans and other debt securities reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause fluctuations in a Fund’s net asset value.

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Prepayment and extension risk is the risk that a loan, bond or other security or investment might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities and floating rate loans. If the investment is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the Adviser and/or the applicable Subadviser may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to a Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases and the maturity of the investment may extend. The Adviser and/or the applicable Subadviser may be unable to capitalize on securities with higher interest rates or wider spreads because a Fund’s investments are locked in at a lower rate for a longer period of time.

Reinvestment risk is the risk that a Fund will not be able to reinvest income or principal at the same return it is currently earning

Distressed Securities.  The Dividend & Income Builder Fund, the High Yield Opportunities Fund, the Strategic Income Fund and the Unconstrained Bond Fund may invest in securities in default of their obligation to pay interest and/or principal, but for which the Adviser or Subadviser believes there are prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.  Expected recovery values for these securities are highly speculative.  The securities of companies in distressed and default situations typically trade at substantial discounts due to difficulties in analyzing a proper value for such securities, lack of research coverage, or difficulties in valuing such securities.

Dollar Rolls.  Dollar rolls involve selling securities (e.g., mortgage-backed securities or US Treasury securities) and simultaneously entering into a commitment to purchase those or similar securities on a specified future date and price from the same party. Mortgage dollar rolls and US Treasury rolls are types of dollar rolls. A Fund foregoes principal and interest paid on the securities during the “roll” period. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase of the securities, as well as the interest earned on the cash proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with mortgage dollar rolls include counterparty risk, credit risk and interest rate risk. (See “Debt Securities” for a discussion of interest rate risk.)

Counterparty risk is the risk that a counterparty to a financial instrument held by a Fund or a special purpose or structured vehicle in which a Fund invests may become insolvent or otherwise fail to perform its obligations due to financial difficulties, including making payments to a Fund. A Fund may obtain no or limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed. Transactions that a Fund enters into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause the Fund’s share value to fluctuate.

Credit risk is the risk that the borrower of a loan or the issuer of another debt security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor a financial obligation, such as making payments to a Fund. Rating agencies assign credit ratings to certain loans and other fixed-income securities to indicate their credit risk. The price of a loan or other debt security generally will fall if the borrower or the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the credit

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rating of the borrower or the issuer or other news affects the market’s perception of the credit risk of the borrower or the issuer. If the issuer of a loan declares bankruptcy or is declared bankrupt, there may be a delay before a Fund can act on the collateral securing the loan, which may adversely affect the Fund. Further, there is a risk that a court could take action with respect to a loan adverse to the holders of the loan, such as invalidating the loan, the lien on the collateral, the priority status of the loan, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect a Fund’s performance. If a Fund purchases unrated loans or other debt securities, the Fund will depend on analysis of credit risk more heavily than usual. Non-investment grade loans or securities (commonly called “high-yield” or “junk” bonds) have greater price fluctuations and are more likely to experience a default than investment grade loans or securities. A default or expected default of a loan could also make it difficult for a Fund to sell the loan at a price approximating the value previously placed on it. In order to enforce its rights in the event of a default, bankruptcy or similar situation, a Fund may be required to retain legal or similar counsel. This may increase a Fund’s operating expenses and adversely affect net asset value. (See also “Debt Securities – High Yield Debt Securities.”) Loans that have a lower priority for repayment in an issuer’s capital structure may involve a higher degree of overall risk than more senior loans of the same borrower.

Equity-Linked Notes. An equity-linked note (“ELN”) is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an “underlying equity”). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an underlying equity. A Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter (“OTC”) markets, including Rule 144A securities. A Fund may also purchase ELNs in a privately negotiated transaction with the issuer of the ELNs (or its broker-dealer affiliate). A Fund may or may not hold an ELN until its maturity.

Equity-linked securities also include issues such as Structured Yield Product Exchangeable for Stock (STRYPES), Trust Automatic Common Exchange Securities (TRACES), Trust Issued Mandatory Exchange Securities (TIMES) and Trust Enhanced Dividend Securities (TRENDS). The issuers of these equity-linked securities generally purchase and hold a portfolio of stripped US Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on such equity-linked securities generally consist of the cash received from the US Treasury securities and such equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

Eurodollar and Yankee Dollar and Related Derivative Instruments. Eurodollar instruments are bonds that pay interest and principal in US dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are US dollar-denominated bonds issued in the United States by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by US issuers. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund may use Eurodollar futures contracts and options thereon to hedge against changes in the LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with Eurodollar and Yankee Dollar instruments include credit risk, foreign

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securities risk, interest rate risk and issuer risk. For a discussion of credit risk and interest rate risk, see “Debt Securities.” For a discussion of foreign securities risk, see “Foreign Securities” below. Issuer risk is addressed under “Common Stock.”

Europe. Investing in Europe involves risks not typically associated with investments in the United States.

While many countries in Europe are considered to have developed markets, investing in the developed countries of Europe imposes different risks than those associated with investing in other developed markets. Many countries in Europe are members of the European Union, which face major issues involving its membership, structure, procedures and policies. Efforts of the member states to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and may reduce any diversification benefit a Fund may seek by investing in multiple countries within Europe. European countries that are members of, or candidates to join, the Economic and Monetary Union (“EMU”) (which is comprised of the European Union members that have adopted the Euro currency) are subject to restrictions on inflation rates, interest rates, deficits, and debt levels, as well as fiscal and monetary controls. By adopting the Euro as its currency, a member state relinquishes control over its own monetary policies. As a result, European countries are significantly affected by fiscal and monetary controls implemented by the EMU, and it is possible that the timing and substance of these controls may not address the needs of all EMU member countries. In addition, the fiscal policies of a single member state can impact and pose economic risks to the European Union as a whole. Investing in Euro-denominated securities also risks exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe. There is continued concern over national-level support for the Euro, which could lead to certain countries leaving the EMU, the implementation of currency controls, or potentially the dissolution of the Euro. The dissolution of the Euro would have significant negative effects on European economies and would cause funds with holdings denominated in Euros to face substantial challenges, including difficulties relating to settlement of trades and valuation of holdings, diminished liquidity, and the redenomination of holdings into other currencies.

Because many Eastern European countries are considered to have emerging market economies, investing in Eastern Europe imposes risks greater than, or in addition to, the risks of investing in more developed markets. Securities markets of countries with emerging market economies typically are less efficient and have lower trading volume, lower liquidity, and higher volatility that more developed markets. In addition, some of the region’s governments exercise considerable influence on their respective economies and, as a result, companies in the region may be subject to government interference, confiscatory taxation, expropriation, and nationalization. Many Eastern European countries are in the early stages of industrial, economic, or capital market development, and their markets can be particularly sensitive to social, political and economic conditions. Many Eastern European markets also suffer from a lack of investor protections, accounting or financial reporting standards, and reliable corporate information. Some Eastern European countries continue to be sensitive to political and economic events in Russia and to be adversely affected by events affecting the Russian economy and currency. Eastern Europe’s export and credit exposure is not diversified and the region is highly dependent on exports to and credit from Western Europe, making it vulnerable to fluctuations in the Euro and the economic climate in Western Europe, which may reduce available credit or demand for exports from Eastern Europe.

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Foreign Securities. The securities of foreign issuers in which each Fund may invest include non-US dollar-denominated debt securities, Euro dollar securities, sponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and related depository instruments, American Depositary Shares (“ADSs”), European Depositary Shares (“EDSs”), Global Depositary Shares (“GDSs”), and debt securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof.  Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations (“foreign securities risk,” as further described below), which are in addition to the usual risks inherent in each Fund’s domestic investments.

Although the Adviser and Subadviser intend to invest each Fund’s assets only in nations that are generally considered to have relatively stable and friendly governments, there is the possibility of expropriation, nationalization, repatriation or confiscatory taxation, taxation on income earned in a foreign country and other foreign taxes, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default on foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations.  In addition, in many countries there is less publicly available information about issuers than is available for US companies.  Moreover, foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to US companies.  In many foreign countries, there is less governmental supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the US.  Foreign securities transactions may also be subject to higher brokerage costs than domestic securities transactions.  The foreign securities markets of many of the countries in which each Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the US.  In addition, each Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts.

Foreign bond markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.  Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon.  The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities.  Further, the inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund because of subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser.  It may be more difficult for each Fund’s agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities.  Communications between the US and foreign countries may be less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.  Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.  The Adviser and Subadviser seek to mitigate the risks to each Fund associated with the foregoing considerations through investment variation and continuous professional management.

ADRs, EDRs, GDRs, ADSs, EDSs, GDSs and related securities are depositary instruments, the issuance of which is typically administered by a US or foreign bank or trust company.  These instruments evidence ownership of underlying securities issued by a US or

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foreign corporation.  ADRs are publicly traded on exchanges or on OTC markets in the US.  Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities.  As a result, information concerning the issuer may not be as current or as readily available as in the case of sponsored depositary instruments, and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities.

Each Funds’ investment in foreign securities will usually involve currencies of foreign countries.  Moreover, each Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts.  Because of these factors, the value of the assets of each Fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and each Fund may incur costs in connection with conversions between various currencies.  Although each Fund’s custodian values the Fund’s assets daily in terms of US dollars, each Fund does not intend to convert its holdings of foreign currencies into US dollars on a daily basis.  Each Fund will do so from time to time, however, and investors should be aware of the costs of currency conversion.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.  Each Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

Because each Fund may be invested in both US and foreign securities markets, changes in its share price may have a low correlation with movements in US markets.  A Fund’s share price will reflect the movements of the different stock and bond markets in which it is invested (both US and foreign), and of the currencies in which the investments are denominated.  Thus, the strength or weakness of the US dollar against foreign currencies may account for part of a Fund’s investment performance.  US and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly.  Currencies in which a Fund’s assets are denominated may be devalued against the US dollar, resulting in a loss to the Fund.

Emerging Markets.  Each Fund could have significant investments in securities traded in emerging markets.  Investors should recognize that investing in such countries involves special considerations, in addition to those set forth above, that are not typically associated with investing in US securities and that may affect a Fund’s performance favorably or unfavorably.

In recent years, many emerging market countries around the world have undergone political changes that have reduced government’s role in economic and personal affairs and have stimulated investment and growth.  Historically, there is a strong direct correlation between economic growth and stock market returns.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries.  Such risks include (i) less social, political and economic stability; (ii) a small market for securities and/or a low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict each Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;

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(iv) foreign taxation; (v) the absence, until recently, of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until relatively recently, of a capital market structure or market-oriented economy; (vii) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in such countries; and (viii) the possibility that currency devaluations could adversely affect the value of each Fund’s investments.  Further, many emerging markets have experienced and continue to experience high rates of inflation.

Certain developing countries that do not have well-established trading markets are characterized by an absence of developed legal structures governing private and foreign investments and private property.  In addition, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

Governments in certain countries may require that a governmental or quasi-governmental authority act as custodian of each Fund’s assets invested in such country.  To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act, with respect to the custody of each Fund’s cash and securities, each Fund’s investment in such countries may be limited or may be required to be effected through intermediaries.  The risk of loss through governmental confiscation may be increased in such countries.

The Dividend & Income Builder Fund, the High Yield Opportunities Fund, the Strategic Income Fund and the Unconstrained Bond Fund may invest in sovereign debt securities of emerging market countries.  Investment in sovereign debt can involve a high degree of risk.  The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt.  A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject.  Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt.  The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s  implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.  Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair the debtor’s ability or willingness to service its debts in a timely manner.  Consequently, governmental entities may default on their sovereign debt.  Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities.  There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Firm Commitment Agreements, Delayed Delivery and “When-Issued” Securities. New issues of certain debt securities are often offered on a “when-issued” or delayed delivery basis, meaning the payment obligation and the interest rate are fixed at the time the buyer

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enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase.  Firm commitment agreements call for the purchase of securities at an agreed-upon price on a specified future date.  A Fund may use such investment techniques in order to secure what is considered to be an advantageous price and yield to the Fund and not for purposes of leveraging the Fund’s assets.  Although a Fund will generally buy securities on a when-issued or delayed delivery basis with the intention of holding the securities, the Fund may sell the securities before the settlement date if the manager believes it is advisable to do so.  When a Fund enters into these types of transactions, the Fund will maintain in a segregated account with its custodian cash or liquid securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the underlying securities.

When-issued, delayed delivery and firm commitment transactions are subject to the risk that a counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, including making payments to the Fund.

A Fund also relies on the seller to complete the transaction.  The seller’s failure to do so may cause the Fund to miss a price or yield considered advantageous to the Fund.  Although their price typically reflects accrued interest, securities purchased on a when-issued or delayed delivery basis do not generally earn interest until their scheduled delivery date.  Purchases of debt securities on a when-issued, delayed delivery or firm commitment basis are also subject to the risk that the market value or yield at delivery may be more or less than the market price or yield available when the transaction was entered into.

Floating and Variable Rate Securities.  Floating and variable rate securities, including floating-rate notes (FRNs), provide for periodic adjustments to the interest rate. The adjustments are generally based on an index-linked formula, or determined through a remarketing process. Floating and variable rate securities are issued by a wide variety of issuers and may be issued for a only limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be issued for a wide variety of purposes, including as a method of reconstructing cash flows.

A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and that, upon such readjustment, reasonably can be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and that, at any time, reasonably can be expected to have a market value that approximates its par value. Such notes frequently are not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by a Fund will only be those that are considered by the Adviser or the Subadviser, as applicable, to be of comparable quality to rated instruments eligible for purchase under the Fund’s investment policies.  There may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund.  The absence of such an active secondary market could make it difficult for a Fund to dispose of the variable or floating rate note in the event that the issuer of the note defaulted on its payment obligations and a Fund could, for this or other reasons, suffer a loss to the extent of the default. Floating or variable rate notes may be secured by bank letters of credit or other assets.

Floating Rate Loans.  Most floating rate loans are acquired directly from the agent bank or from another holder of the loan by assignment.  Most such loans are secured, and most impose restrictive covenants which must be met by the borrower.  These loans are typically made by a syndicate of banks and institutional investors, represented by an agent bank which

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has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower.  Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.  Floating rate loans may include delayed draw term loans and prefunded or synthetic letters of credit.

The Dividend & Income Builder Fund, the Strategic Income Fund, the High Yield Opportunities Fund and the Unconstrained Bond Fund’s ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the borrower.  The failure by a Fund to receive scheduled interest or principal payments on a loan would adversely affect the income of a Fund and would likely reduce the value of its assets, which would be reflected in a reduction in a Fund’s net asset value.  Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or purchasing an assignment in a loan.  In selecting the loans in which a Fund will invest, however, the managers will not rely on that credit analysis of the agent bank, but will perform their own investment analysis of the borrowers.  The managers’ analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates.  Investments in loans may be of any quality, including “distressed” loans, and will be subject to the fund’s credit quality policy.

Loans may be structured in different forms, including assignments and participations.  In an assignment, a Fund purchases an assignment of a portion of a lender’s interest in a loan.  In this case, a Fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank’s rights in the loan.

The borrower of a loan may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time.  There is no assurance that a Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

Corporate loans in which a Fund may purchase a loan assignment are made generally to finance internal growth, mergers, acquisitions, recapitalizations, stock repurchases, leveraged buy-outs, dividend payments to sponsors and other corporate activities.  The highly leveraged capital structure of certain borrowers may make such loans especially vulnerable to adverse changes in economic or market conditions. A Fund may hold investments in loans for a very short period of time when opportunities to resell the investments that the managers believe are attractive arise.

Certain of the loans acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility.  In such cases, a Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan assignment.  To the extent that a Fund is committed to make additional loans under such an assignment, it will at all times designate cash or securities in an amount sufficient to meet such commitments.

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Notwithstanding its intention in certain situations to not receive material, non-public information with respect to its management of investments in floating rate loans, the managers may from time to time come into possession of material, non-public information about the issuers of loans that may be held in a Fund’s portfolio.  Possession of such information may in some instances occur despite the managers’ efforts to avoid such possession, but in other instances the managers may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer).  As, and to the extent, required by applicable law, the managers’ ability to trade in these loans for the account of a Fund could potentially be limited by its possession of such information.  Such limitations on the managers’ ability to trade could have an adverse effect on a Fund by, for example, preventing a Fund from selling a loan that is experiencing a material decline in value.  In some instances, these trading restrictions could continue in effect for a substantial period of time.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with floating rate loans include credit risk and prepayment and extension risk. (See “Banking Industry And Savings And Loan Obligations” for a discussion of credit risk and “Debt Securities” for a discussion of prepayment and extension risk.)

Focus. The greater a Fund’s exposure to (or focus on) any single type of investment— including investment in a given industry, sector, country, region, or type of security—the greater the impact of adverse events or conditions in such industry, sector, country, region or investment will have on such Fund’s performance. To the extent a Fund has greater exposure to any single type of investment, the Fund’s potential for loss (or gain) will be greater than if its portfolio were invested more broadly in many types of investments.

A Fund’s exposure to such industries, sectors, regions and other investments may also arise indirectly through a Fund’s investments in debt securities (e.g., mortgage or asset-backed securities) that are secured by such investments. Similar risks associated with focusing on a particular type of investment may result if real properties and collateral securing a Fund’s investments are located in the same geographical region or subject to the same risks or concerns.

Foreign Currency Exchange Transactions. Each Fund may enter into forward foreign currency contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities (“transaction hedge”).  A Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the US dollar by entering into forward foreign currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the US dollar) approximating the value of some or all of its portfolio securities denominated in that currency (“position hedge”) or by participating in options or futures contracts with respect to the currency.  A Fund may also enter into a forward foreign currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments (“anticipatory hedge”).  In any of these circumstances a Fund may, alternatively, enter into a forward foreign currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the US dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies (“cross-hedge”).  A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than a year), and typically is individually negotiated and privately traded

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by currency traders and their customers.  A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies.  Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

While each Fund may enter into forward foreign currency contracts to reduce currency exchange risks, unforeseen changes in currency exchange rates may result in poorer overall performance for a Fund than if it had not engaged in such transactions.  Moreover, there may be an imperfect correlation between a Fund’s portfolio holdings of securities denominated in a particular currency and forward foreign currency contracts entered into by that Fund.  Proxy hedges and cross-hedges, in particular, may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated.  An imperfect correlation of this type may prevent a Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

Currency transactions are subject to risks different from those of other portfolio transactions.  Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments.  These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transactions costs.  Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally.  Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation.  Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available.  Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Futures Contracts And Options On Futures Contracts.  Each Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies or contracts based on financial indices, including indices of US government securities, foreign government securities, equity or fixed-income securities. A futures contract sale creates an obligation by the seller to deliver the type of security or other asset called for in the contract at a specified delivery time for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of security or other asset called for in the contract at a specified delivery time for a stated price. The specific security or other asset delivered or taken at the settlement date is not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract was made. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act of 1936, as amended (“CEA”) by the Commodity Futures Trading Commission (“CFTC”), a US government agency. (See “Futures Contracts and Options on Futures Contracts—CFTC Regulation” below.)

A Fund’s primary purpose in entering into futures contracts is to protect that Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security.  For example, if the Fund anticipates an increase in the price

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of stocks or bonds, as applicable, and it intends to purchase stocks or bonds, as applicable, at a later time, that Fund also could enter into a futures contract to purchase a stock or bond index as a temporary substitute for stock or bond purchases.  If an increase in the market occurs that influences the stock or bond index, as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance.  This technique is sometimes known as an anticipatory hedge.  To the extent a Fund enters into futures contracts for this purpose, the segregated assets maintained to cover such Fund’s obligations with respect to the futures contracts will consist of other liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Fund with respect to the futures contracts.  Conversely, if a Fund holds stocks or bonds and seeks to protect itself from a decrease in stock or bond prices, the Fund might sell stock or bond index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position.  A Fund could protect against a decline in stock or bond prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

A Fund may enter into futures contracts and options on futures contracts for non-hedging purposes to enhance potential gain.  A Fund may also enter into futures contracts to increase the Fund’s exposure to movements in securities markets without actually buying or selling the underlying debt or equity security.

A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a commodity at a specified price and time.  When a purchase or sale of a futures contract is made by a Fund, that Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or liquid securities (“initial margin”).  The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract.  The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.  Under normal circumstances, a futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded.  Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract.  This process is known as “marking to market.”  Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired.  In computing daily net asset value, each Fund will mark-to-market its open futures position.

Each Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it.  Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery of offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month).  If an offsetting purchase price is less than the original sale price, each Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, each Fund generally realizes a

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capital gain, or if it is less, the Fund generally realizes a capital loss.  The transaction costs must also be included in these calculations.

When purchasing a futures contract, each Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price less any margin on deposit of the futures contract.  Alternatively, each Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund, or, if lower, may cover the difference with cash or short-term securities.

When selling a futures contract, each Fund will maintain with its custodian in a segregated account (and  mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant (“FCM”) as margin, are equal to the market value of the instruments underlying the contract.  Alternatively, each Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

When selling a call option on a futures contract, each Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, equal the total market value of the futures contract underlying the call option.  Alternatively, a Fund may “cover” its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or covering the difference if the price is higher.

When selling a put option on a futures contract, each Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price of the futures contract less any margin on deposit.  Alternatively, a Fund may “cover” the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund, or, if lower, the Fund may hold securities to cover the difference.

Foreign Currency Futures Contracts and Related Options. Each Fund may engage in foreign currency futures contracts and related options transactions in the same manner to that in which forward contracts or currencies will be utilized.  A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time.

An option on a foreign currency futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option.  Upon the exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position.  In the case of a put option, the opposite is true.

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For example, each Fund may purchase call and put options on foreign currencies as a hedge against changes in the value of the US dollar (or another currency) in relation to a foreign currency in which portfolio securities of the Fund may be denominated.  A call option on a foreign currency gives the buyer the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time.  Each Fund may invest in options on foreign currency which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

In those situations where foreign currency options may not be readily purchased (or where such options may be deemed illiquid) in the currency in which the hedge is desired, the hedge may be obtained by purchasing an option on a “proxy” currency, i.e., a currency where there is tangible evidence of a direct correlation in the trading value of the two currencies.  A proxy currency’s exchange rate movements parallel that of the primary currency.  Proxy currencies are used to hedge an illiquid currency risk, when no liquid hedge instruments exist in world currency markets for the primary currency.

Each Fund will only enter into foreign currency futures contracts and options on futures which are standardized and traded on a US or foreign exchange, board of trade, or similar entity or quoted on an automated quotation system.  No Fund will enter into a foreign currency futures contract or purchase an option thereon if, immediately thereafter, the aggregate initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are “in-the-money,” would exceed 5% of the liquidation value of the Fund’s portfolio (or the net asset value), after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into.  A call option is “in-the-money” if the value of the futures contract that is the subject of the option exceeds the exercise price.  A put option is “in-the-money” if the exercise price exceeds the value of the futures contract that is the subject of the option.  For additional information about margin deposits required with respect to futures contracts and options thereon, see “Futures Contracts and Options on Futures Contracts.”

Risks Associated with Futures and Related Options.  Futures contracts and related options have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s or the Subadviser’s view as to certain market movements is incorrect, the risk that the use of such instruments could result in losses greater than if they had not been used.

Because there is a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly such Fund’s current or potential investments.  A Fund may buy and sell futures contracts based on the underlying instruments with different characteristics from the securities in which it typically invests—for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities—which involves a risk that the futures position will not correlate precisely with the performance of such Fund’s investments.  In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.  The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers.  A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived

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hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day.  The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session.  Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit.  The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.  For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.  In addition, there can be no assurance that an active secondary market will continue to exist.

Currency futures contracts and options thereon may be traded on foreign exchanges.  Such transactions may not be regulated as effectively as similar transactions in the US; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities.  The value of such position also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the US or the United Kingdom, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lesser trading volume.

CFTC Regulation. With the exception of the All Asset Fund and Unconstrained Bond Fund, each of the Funds qualifies for an exclusion from the definition of commodity pool under the CEA and has filed a notice of exclusion under CFTC Rule 4.5. Accordingly, each of the Adviser and Subadviser is not subject to registration or regulation as a “commodity pool operator” under the CEA with respect to these Funds.  To remain eligible for the exclusion, each of the Funds is limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swap transactions. In the event that a Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Adviser and/or the Subadviser may be required to register as a “commodity pool operator” within the CFTC with respect to that Fund. The Adviser’s and Subadviser’s eligibility to claim the exclusion with respect to a Fund will be based upon, among other things, the level and scope of a Fund’s investments in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. Each such Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the intention of each of the Adviser and Subadviser to operate the Fund in a manner that would permit the Adviser and Subadviser to continue to claim the exclusion under CFTC Rule 4.5, which may adversely affect the Fund’s total return. In the event the Adviser and/or the Subadviser becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator with respect to a Fund, the Fund’s expenses may increase, adversely

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affecting that Fund’s total return. The Adviser filed a claim for no-action relief, effective upon filing, with respect to the All Asset Fund pursuant to the temporary relief from commodity pool operator registration to operators of funds-of-funds issued by the CFTC in No-Action Letter No. 12-38 on November 29, 2012.

The Unconstrained Bond Fund is unable to rely on the exclusions or exemptions available under applicable CFTC rules and therefore the Fund will be subject to regulation under the CEA and the CFTC’s rules and regulations thereunder as a commodity pool.  Each of the Adviser and Subadviser has filed for registration with the CFTC as a “commodity pool operator” and “commodity trading advisor,” respectively. As a result, the Adviser, the Subadviser and the Fund will be subject to dual regulation by the CFTC and the SEC. The CFTC recently adopted regulations that seek to “harmonize” CFTC regulations with overlapping Securities and Exchange Commission (the “SEC”) regulations. Pursuant to the CFTC harmonization rules, the Adviser, on behalf of the Fund, has elected to meet the requirements of certain CFTC regulations by complying with specific SEC rules and regulations relating to disclosure and regulatory requirements. The CFTC could deem the Fund or the Adviser in violation of an applicable CFTC regulation if the Fund or the Adviser fail to comply with a related SEC regulatory requirement under the CFTC harmonization rules. The Fund and the Adviser remain subject to certain CFTC-mandated disclosure, reporting and recordkeeping regulations even though the Adviser  has elected the substitute compliance regime under the CFTC harmonization rules with respect to the Fund. Investors in the Fund and their financial advisors should consider whether the Fund’s status as a “commodity pool” impacts their status under the CEA in deciding whether to invest in the Fund.

Guaranteed Investment Contracts (Funding Agreements). The Dividend & Income Builder Fund, the High Yield Opportunities Fund, the Strategic Income Fund and Unconstrained Bond Fund may invest in funding agreements. Guaranteed investment contracts, or funding agreements, are short-term, privately placed debt instruments issued by insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund or the insurance company’s general account. The insurance company then credits to the Fund payments at negotiated, floating or fixed interest rates. The Fund will purchase guaranteed investment contracts only from issuers that, at the time of purchase, meet certain credit and quality standards. In general, guaranteed investment contracts are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market does not exist for these investments. In addition, the issuer may not be able to pay the principal amount to the Fund on seven days’ notice or less, at which time the investment may be considered illiquid under applicable SEC regulatory guidance and subject to certain restrictions. (See “Illiquid Securities and Restricted Securities.”) Although one or more of the other risks described in this SAI may also apply, the risks typically associated with guaranteed investment contracts (funding agreements) include credit risk and liquidity risk.  (See “Dollar Rolls” for a discussion of credit risk and “Commercial Paper” for a discussion of liquidity risk.

Hybrid Instruments. Certain Funds may from time to time invest in hybrid instruments. A hybrid instrument is an interest in an issuer that combines the characteristics of an equity security, a debt security, a commodity and/or a derivative. For example, certain hybrid instruments may have one or more commodity-dependent components that have payment features similar to a commodity futures contract, a commodity option contract, or a combination of both and may be used to gain exposure to the commodities markets. Therefore, these instruments are “commodity-linked.” They are considered “hybrid” instruments because they have both commodity-like and security-like characteristics. Hybrid instruments are derivative

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instruments because at least part of their value is derived from the value of an underlying commodity, futures contract, index or other readily measurable economic variable.

Depending on the types and terms of hybrid instruments, they present risks that may be similar to, different from or greater than those associated with traditional investments with similar characteristics. Hybrid instruments are potentially more volatile than traditional investments and, depending on the structure of the particular hybrid, may expose the Fund to additional leverage and liquidity risks. (See “Borrowings” for a discussion of leverage risk and “Commercial Paper” for a discussion of liquidity risk.) A significant risk of hybrid instruments is counterparty risk. Unlike exchange-traded futures and options, which are standard contracts, hybrid instruments are customized securities, tailor-made by a specific issuer. With a listed futures or options contract, an investor’s counterparty is the exchange clearinghouse. Exchange clearinghouses are capitalized by the exchange members and typically have high investment grade ratings (e.g., ratings of AAA or AA by S&P). Therefore, the risk is small that an exchange clearinghouse might be unable to meet its obligations at maturity. However, with a hybrid instrument, a Fund will take on the counterparty credit risk of the issuer. That is, at maturity of the hybrid instrument, there is a risk that the issuer may be unable to perform its obligations under the instrument. (See also “Dollar Rolls” for further discussion of counterparty risk.)  Moreover, the purchase of hybrids exposes the Fund to the credit risk of the issuers of the hybrids. (See “Banking Industry And Savings And Loan Obligations” or “Dollar Rolls” for a discussion of credit risk.) Described further below are certain hybrid instruments a Fund may use in seeking to achieve its investment objective. Each of the Adviser and the Subadviser reserves the right to use the instruments mentioned below and similar instruments that may be available in the future.

Credit-Linked Securities. Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities. Investments in credit-linked securities normally consist of the right to receive periodic payments during the term and payment of principal at the end of the term. However, these payments depend on the issuer’s own investments in derivative instruments and are, accordingly, subject to the risks associated with derivative instruments, which include, volatility, liquidity and counterparty risk.

Indexed Securities and Structured Notes Indexed securities are derivative securities the interest rate or principal of which is determined by an unrelated indicator (e.g., a currency, security, commodity or index). Structured notes are debt indexed securities. Indexed securities implicate a high degree of leverage, which magnifies the potential for gain and the risk of loss, when they include a multiplier that multiplies the indexed element by a specific factor.

Structured notes and indexed securities can be very volatile investments because, depending on how they are structured, their value may either increase or decrease in response to the value of the underlying instruments. The terms of these securities may also provide that in some instances no principal is due at maturity, which may result in a loss of invested capital. These instruments also may entail a greater degree of market risk than other types of securities because the investor bears the risk not only of the instrument but also of the unrelated indicator. Indexed securities may involve significant credit risk and liquidity risk and, as with other sophisticated strategies, a Fund’s use of these instruments may not work as intended.

Event-Linked Bonds. The Fund may invest in “event-linked bonds” (or “catastrophe bonds”). The event-linked bond market is a growing sector of the global fixed income market that provides investors with high return potentials in exchange for taking on “event risk,” such as

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the risk of a major hurricane, earthquake or pandemic. If such trigger event occurs, the Fund may lose a portion or its entire principal invested in the bond. Some event-linked bonds provide for an extension of maturity to process and audit loss claims if a trigger has, or possibly has, occurred. Such extension may increase volatility. Event-linked bonds may also expose the Fund to other unanticipated risks including credit risk, counterparty risk, liquidity risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Illiquid Securities and Restricted Securities.  Each Fund may purchase securities other than in the open market, including securities that are subject to legal or contractual restrictions on resale (“restricted securities”).  For example, restricted securities in the US may be sold (i) only to qualified institutional buyers, (ii) in a privately negotiated transaction to a limited number of purchasers, (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”).

Restricted securities are often illiquid, but they may also be liquid.  For example, restricted securities in the US that are eligible for resale under Rule 144A under the 1933 Act are often deemed to be liquid.  Since it is not possible to predict with assurance that the market for restricted securities will be liquid or continue to be liquid, the Adviser and/or the Subadviser will monitor such restricted securities subject to the oversight of the Board.  Among the factors the Adviser and/or the Subadviser may consider in reaching liquidity decisions related to restricted securities are (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, the average trading volume and the mechanics of the transfer); and (5) the likelihood that the security’s marketability will be maintained throughout the anticipated holding period.

Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.  Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses.  Also, a Fund may be deemed to be an “underwriter” for the purposes of the 1933 Act when selling US restricted securities to the public and, in such event, a Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

Each Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid.  Such securities may be illiquid, for example, because there is a limited trading market for them.  An asset generally would be considered liquid if it could be sold or disposed of in the ordinary course of business within seven (7) days at approximately the value at which the asset is valued by the Fund.  This determination is made with respect to the Fund’s ability to sell individual securities, not the Fund’s entire portfolio position, i.e., the fact that a Fund may not be able to sell all of its holdings in a particular security within seven days does not necessarily mean the security must be treated as illiquid.

It is each Fund’s policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the

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Fund’s net assets.  The Board has approved guidelines for the use by the Adviser and the Subadviser in determining whether a security is illiquid.

This investment practice, therefore, could have the effect of increasing the level of illiquidity of each Fund.  A Fund may be unable to sell a restricted or illiquid security.  In addition, it may be more difficult to determine a market value for restricted or illiquid securities.  Moreover, if adverse market conditions were to develop during the period between a Fund’s decision to sell a restricted or illiquid security and the point at which a Fund is permitted or able to sell such security, a Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

Inflation-Protected Securities. Inflation is a general rise in prices of goods and services. Inflation erodes the purchasing power of an investor’s assets. For example, if an investment provides a total return of 7% in a given year and inflation is 3% during that period, the inflation adjusted or real, return is 4%. Inflation-protected securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. One type of inflation-protected debt security is issued by the US Treasury. The principal of these securities is adjusted for inflation as indicated by the Consumer Price Index (CPI) for urban consumers and interest is paid on the adjusted amount. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.

If the CPI falls, the principal value of inflation-protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Conversely, if the CPI rises, the principal of inflation-protected securities will be adjusted upward, and consequently the interest payable on these securities will be increased. Repayment of the original bond principal upon maturity is guaranteed in the case of US Treasury inflation-protected securities, even during a period of deflation. However, the current market value of the inflation-protected securities is not guaranteed and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Other issuers of inflation-protected debt securities include other US government agencies or instrumentalities, corporations and foreign governments. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the US. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by Internal Revenue Service regulations to be taxable income in the year it occurs. For direct holders of an inflation-protected security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. Similarly, a fund holding these securities distributes both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares, which are taxable to shareholders. Although one or more of the other risks described in this SAI may also

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apply, the risks typically associated with inflation-protected securities include interest rate risk and market risk. (See “Common Stock” for a discussion of market risk and “Debt Securities” for a discussion of interest rate risk.)  In addition, inflation-protected securities issued by non-US government agencies or instrumentalities are subject to credit risk. (See “Banking Industry And Savings And Loan Obligations” or “Dollar Rolls” for a discussion of credit risk.)

Mezzanine Investments. The Dividend & Income Builder Fund, High Yield Opportunities Fund, Strategic Income Fund and the Unconstrained Bond Fund may invest in mezzanine investments. Mezzanine investments are subordinated debt securities that are generally issued in private placements in connection with an equity security (e.g., with attached warrants). Such mezzanine investments may be issued with or without registration rights similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.

Mortgage-Related and Other Asset-Backed Securities.  Each Fund may invest in mortgage-related and other asset-backed securities.  Mortgage-backed and other asset-backed securities carry prepayment risks.  Prices and yields of mortgage-backed and other asset-backed securities assume that the underlying mortgages or assets will be paid off according to a preset schedule.  Falling interest rates generally result in an increase in the rate of prepayments of mortgage loans and other assets while rising interest rates generally decrease the rate of prepayments.  Acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security.  If the underlying mortgages or assets are paid off early, such as when homeowners refinance as interest rates decline, a Fund may be forced to reinvest the proceeds in lower yielding, higher priced securities.  This may reduce a Fund’s total return.  The average life of mortgage-backed and asset-backed securities varies with the maturities of the underlying instruments.  A mortgage-backed or asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.  The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater than in the case for mortgage-backed securities.

The price of a mortgage- or asset backed security also depends on the credit quality and adequacy of the underlying assets or collateral.  Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults.  Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans.  Therefore, mortgage backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults.  Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them.  In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

The value of the securities also may change because of changes in interest rates or changes in the market’s perception of the creditworthiness of the servicing agent for the loan

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pool, the originator of the loans or the financial institution providing the credit enhancement.  Additionally, since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, asset-backed securities have been subject to greater liquidity risk.  Asset-backed securities are ultimately dependent upon payment of loans and receivables by individuals, businesses and other borrowers, and a fund generally has no recourse against the entity that originated the loans.  Because asset-backed securities may not have the benefit of a security interest in the underlying assets, asset-backed securities present certain additional risks that are not present with mortgage-backed securities.

Municipal Securities. The Dividend & Income Builder Fund, the High Yield Opportunities Fund, the Strategic Income Fund and Unconstrained Bond Fund may invest in municipal securities. Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities.

Municipal securities may include municipal bonds, municipal notes and municipal leases, which are described below. Municipal bonds are debt obligations of a governmental entity that obligate the municipality to pay the holder a specified sum of money at specified intervals and to repay the principal amount of the loan at maturity. Municipal securities can be classified into two principal categories, including “general obligation” bonds and other securities and “revenue” bonds and other securities. General obligation bonds are secured by the issuer’s full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as the user of the facility being financed. Municipal securities also may include “moral obligation” securities, which normally are issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the governmental entity that created the special purpose public authority. Municipal securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered.

Municipal notes may be issued by governmental entities and other tax-exempt issuers in order to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the relevant fiscal period. Municipal notes generally have maturities of one year or less. Municipal notes can be subdivided into two sub-categories: (i) municipal commercial paper and (ii) municipal demand obligations.

Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold, for example, to meet seasonal working capital or interim construction financing needs of a governmental entity or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions. See “Commercial Paper” for more information.

Municipal demand obligations can be subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt

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municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to repay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable demand notes in which the Fund may invest are payable, or are subject to purchase, on demand, usually on notice of seven calendar days or less. The terms of the notes generally provide that interest rates are adjustable at intervals ranging from daily to six months.

Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes (but not necessarily for alternative minimum tax purposes). Although there is not secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand.

Municipal lease obligations are participations in privately arranged loans to state or local government borrowers and may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. In general, municipal lease obligations are unrated, in which case they will be determined by the Adviser and/or the Subadviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender.

Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Although lease obligations do not constitute general obligations of the municipal issuer to which the government’s taxing power is pledged, a lease obligation ordinarily is backed by the government’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a periodic basis. In the case of a “non-appropriation” lease, the Fund’s ability to recover under the lease in the event of non-appropriation or default likely will be limited to the repossession of the leased property in the event that foreclosure proves difficult.

Tender option bonds are municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt

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rates that is coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, to grant the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. The financial institution receives periodic fees equal to the difference between the municipal security’s coupon rate and the rate that would cause the security to trade at face value on the date of determination.

There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different rates of return while municipal securities of the same maturity and interest rate with different ratings may have the same rate of return. The municipal bond market is characterized by a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than for other security markets. See Appendix A for a description of the ratings provided by certain recognized rating organizations.

Standby Commitments. Standby commitments are securities under which a purchaser, usually a bank or broker-dealer, agrees to purchase, for a fee, an amount of the Fund’s municipal obligations. The amount payable by a bank or broker-dealer to purchase securities subject to a standby commitment typically will be substantially the same as the value of the underlying municipal securities. The Fund may pay for standby commitments either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a commitment.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with standby commitments include counterparty risk and market risk. (See “Dollar Rolls” for a discussion of counterparty risk and “Common Stock” for a discussion of market risk.)

Taxable Municipal Obligations. Interest or other investment return is subject to federal income tax for certain types of municipal obligations for a variety of reasons. These municipal obligations do not qualify for the federal income tax exemption because (i) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (ii) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (iii) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality’s underfunded pension plan.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with municipal securities include credit risk, inflation risk, interest rate risk and market risk. (See “Banking Industry And Savings And Loan Obligations” for a

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discussion of credit risk and inflation risk, “Debt Securities” for a discussion of interest rate risk and  “Common Stock” for a discussion of market risk.)

Options on Securities.  In an effort to enhance current return and/or to reduce fluctuations in net asset value, the Funds may write covered put and call options and buy put and call options on securities that are traded on US and foreign securities exchanges and over-the-counter.  The Funds may write and buy options on the same types of securities that the Funds may purchase directly.

A call option is a short-term contract (having a duration of less than one year) pursuant to which the purchaser, in return for the premium paid, has the right to buy the security underlying the option at the specified exercise price at any time during the term of the option.  The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price.  A put option is a similar contract pursuant to which the purchaser, in return for the premium paid, has the right to sell the security underlying the option at the specified exercise price at any time during the term of the option.  The writer of the put option, who receives the premium, has the obligation, upon exercise of the option, to buy the underlying security at the exercise price.  The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the time remaining to expiration of the option, supply and demand, and interest rates.

If the writer of a US exchange-traded option wishes to terminate the obligation, the writer may effect a “closing  purchase  transaction.”  This is accomplished by buying an option of the same series as the option previously written.  The effect of the purchase is that the writer’s position will be canceled by the Options Clearing Corporation.  However, a writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.  Likewise, an investor who is the holder of an option may liquidate his or her position by effecting a “closing sale  transaction.”  This is accomplished by selling an option of the same series as the option previously purchased.  There is no guarantee that either a closing purchase or a closing sale transaction can be effected at any particular time or at any acceptable price.  If any call or put option is not exercised or sold, it will become worthless on its expiration date.  Closing purchase transactions are not available for OTC transactions.  In order to terminate an obligation in an OTC transaction, the Fund would need to negotiate directly with the counter-party.

Each Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put previously written by that Fund if the premium, plus commission costs, paid by the Fund to purchase the call or the put is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put.  A gain also will be realized if a call or a put that a Fund has written lapses unexercised, because the Fund would retain the premium.  Any such gains (or losses) on a closing purchase transaction or upon lapse are considered short-term capital gains (or losses) for federal income tax purposes.  Net short-term capital gains, when distributed by a Fund, are taxable as ordinary income.  See “Federal Income Tax Matters.”

Each Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put previously purchased by that Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put.  If a put or a call expires unexercised, it will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs.  Any such gain or loss will be long-

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term or short-term capital gain or loss for federal income tax purposes, depending upon the Fund’s holding period for the option.

Exchange-traded options generally have standardized terms and are issued by a regulated clearing organization (such as the Options Clearing Corporation), which, in effect, guarantees the completion of every exchange-traded option transaction.  In contrast, the terms of OTC options are negotiated by each Fund and its counter-party (usually a securities dealer or a financial institution) with no clearing organization guarantee.  When a Fund purchases an OTC option, it relies on the party from whom it has purchased the option (the  “counter-party”) to make delivery of the instrument underlying the option.  If the counter-party fails to do so, the Fund will lose any premium paid for the option, as well as any expected benefit of the transaction.  Accordingly, the Adviser or Subadviser will assess the creditworthiness of each counter-party to determine the likelihood that the terms of the OTC option will be satisfied.

Writing Options on Individual Securities.  Each Fund may write (sell) covered call and put options on securities held by a Fund in an attempt to realize a greater current return than would be realized on the securities alone.  Each Fund may also write covered call options to hedge a possible stock or bond market decline (only to the extent of the premium paid to the Fund for the options).  In view of the investment objective of each Fund, each Fund generally would write call and put options only in circumstances where the Adviser or Subadviser to the Fund does not anticipate significant appreciation (for call options) or significant depreciation (for put options) of the underlying security in the near future or has otherwise determined to dispose of the security.

A “covered” call and put option means generally that so long as a Fund is obligated as the writer of the option, that Fund will (i) own the underlying securities subject to the option, or (ii) have the right to acquire the underlying securities through immediate conversion or exchange of convertible preferred stocks or convertible debt securities owned by the Fund.  Although a Fund receives premium income from these activities, any appreciation realized on an underlying security will be limited by the terms of the call option and the Fund forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the value of the underlying security decline).  For put options, the Fund assumes the risk that it may be required to deliver the underlying security for an exercise price higher than a security’s then-current market value.

Purchasing Options On Individual Securities.  Each Fund may purchase a put option on an underlying security owned by that Fund as a defensive technique in order to protect against an anticipated decline in the value of the security.  Each Fund, as the holder of the put option, may sell the underlying security at the exercise price regardless of any decline in its market price.  In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that a Fund must pay.  These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.  The premium paid for the put option would reduce any capital gain otherwise available for distribution when the security is eventually sold.  The purchase of put options will not be used by a Fund for leverage purposes.

Each Fund may also purchase a put option on an underlying security that it owns and at the same time write a call option on the same security with the same exercise price and expiration date.  Depending on whether the underlying security appreciates or depreciates in value, the Fund would sell the underlying security for the exercise price either upon exercise of

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the call option written by it or by exercising the put option held by it.  A Fund would enter into such transactions in order to profit from the difference between the premium received by the Fund for the writing of the call option and the premium paid by the Fund for the purchase of the put option, thereby increasing the Fund’s current return.  Each Fund may write (sell) put options on individual securities only to effect a “closing sale transaction.”

Each Fund may also purchase call options to hedge against an increase in the price of securities that a Fund may want to ultimately buy.  Such protection is provided during the life of the call option since a Fund, as the holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the market price of the underlying security.  In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

Risks Of Options Transactions.  The purchase and writing of options involves certain risks.  During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has  retained the risk of loss should the price of the underlying security decline.  The writer of a US option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities (or cash in the case of an index option) at the exercise price.  If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security (or index), in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option.  Also, where a put or call option on a particular security (or index) is purchased to hedge against price movements in a related security (or securities), the price of the put or call option may move more or less than the price of the related security (or securities).  In this regard, there are differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position.  Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.  Finally, trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange.  Closing transactions can be made for OTC options only by negotiating directly with the counter-party or by a transaction in the secondary market, if any such market exists.  Transfer of an OTC option is usually prohibited absent the consent of the original counter-party.  There is no assurance that a Fund will be able to close out an OTC option position at a favorable price prior to its expiration.  An OTC counter-party may fail to deliver or to pay, as the case may be.  In the event of insolvency of the counter-party, a Fund might be unable to close out an OTC option position at any time prior to its expiration.  Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, a Fund may experience losses in some cases as a result of such inability.

When conducted outside the US, options transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign

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securities, currencies and other instruments.  The value of such positions also could be adversely affected by:  (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Each Fund’s options activities also may have an impact upon the level of its portfolio turnover and brokerage commissions.  See “Portfolio Turnover.”

Each Fund’s success in using options techniques depends, among other things, on the Adviser’s or Subadviser’s ability to predict accurately the direction and volatility of price movements in the options and securities markets, and to select the proper type, timing of use and duration of options.

Other Investment Companies. Each Fund may invest in the shares of other investment companies, as permitted by the 1940 Act, the rules and regulations thereunder and in certain circumstances, SEC exemptive orders. As a shareholder of an investment company, a Fund would bear its ratable share of the fund's expenses (which often include an asset-based management fee). Each Fund could also lose money by investing in other investment companies, since the value of their respective investments and the income they generate will vary daily based on prevailing market conditions.

Each Fund, except for the All Asset Fund, currently intends to limit its investments in securities issued by other investment companies, except investment companies that invest primarily in money market instruments, so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. Consistent with Rule 12d1-1 of the 1940 Act, each Fund may enter into “cash sweep” arrangements and invest in shares of registered unaffiliated money market funds in excess of the above limits.  This Rule prohibits the Funds from paying any sales charge or service fee in connection with the purchase, sale or redemption of the money market fund's shares.

The Trust has obtained an exemptive order that allows the Funds to invest in affiliated and unaffiliated investment companies in excess of the limits under the 1940 Act, subject to the conditions of the order.  The Funds may invest without limitation in any affiliated Henderson Global Funds (“Underlying Henderson Funds”).  In addition to investing in the Underlying Henderson Funds, at the discretion of Henderson and without shareholder approval, the Funds may invest in additional Henderson Global Funds created in the future.  The All Asset Fund currently intends to invest in affiliated and unaffiliated investment companies in reliance on the Trust’s exemptive order.  The All Asset Fund may be prohibited or required to delay liquidating an investment in an Underlying Henderson Fund if there is material non-public information concerning the Underlying Henderson Fund until such time as the information is disclosed to the public.

A Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index.  These index-based investments hold substantially all of their assets in securities representing their specific index or

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portion of such index.  Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index.  The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values).  Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs® : SPDRs, an acronym for “Standard & Poor’s Depositary Receipts,” are based on the S&P 500 Composite Stock Price Index (“S&P 500”).  They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs® : MidCap SPDRs are based on the S&P MidCap 400 Index.  They are issued by the MidCap SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs® :  Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor’s Composite Stock Price Index.  They are issued by the Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

Nasdaq-100 Shares:  Nasdaq-100 Shares are based on the Nasdaq 100 Index.  They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBssm:  WEBs, an acronym for “World Equity Benchmark Shares,” are based on 17 country-specific Morgan Stanley Capital International Indexes.  They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

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Preferred Stock. Each Fund may invest in preferred stock. Preferred stock represents an equity or ownership interest in an issuer and is therefore subject to the same risks as other equity securities. Preferred stock has precedence over common stock in the event the issuer is liquidated or declares bankruptcy, but is junior to the interests of the debt instruments of the issuer. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. The level of auction rate dividends are reset periodically through an auction process. If interest rates rises, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. The value of preferred stock is sensitive to changes in interest rates and to changes in the issuer’s credit quality.

Real Estate Investment Trusts. Each Fund may invest in real estate investment trusts (“REITs”). A Fund’s investments in REITs present certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on management skills, are not diversified, and are subject to the risks of financing projects and the possibility of failing to qualify for REIT status under the Code, which may result in federal income tax on the income and gains of the REIT. REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry.

REITs (especially mortgage REITs) are also subject to interest rate risks - when interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than other securities.

Repurchase Agreements.  Repurchase agreements are contracts under which a Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and at an agreed-upon yield.  Under guidelines approved by the Adviser and the Subadviser, each Fund is permitted to enter into repurchase agreements only if the repurchase agreements are fully collateralized with US Government securities or other securities that the Adviser and the Subadviser have approved for use as collateral for repurchase agreements.  Each Fund will enter into repurchase agreements only with banks and broker-dealers deemed to be creditworthy by the Adviser and the Subadviser under the above-referenced guidelines.  In the unlikely event of failure of the executing bank or broker-dealer, a Fund could experience some delay in obtaining direct ownership of the underlying collateral and might incur a loss if the value of the security should decline, as well as costs in disposing of the security.

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Although one or more of the other risks described in this SAI may also apply, the risks typically associated with repurchase agreements include counterparty risk, credit risk, issuer risk and market risk. (See “Dollar Rolls” for a discussion of counterparty risk, “Banking Industry And Savings And Loan Obligations” for a discussion of credit risk, and “Common Stock” for a discussion of issuer risk and market risk.)

Securities Index Futures Contracts.  Each Fund may enter into securities index futures contracts as an efficient means of regulating the Fund’s exposure to the equity markets.  Each Fund may engage in transactions in futures contracts for speculation, or as a hedge against changes resulting from market conditions in the values of securities held in the Fund’s portfolio or which it intends to purchase as a temporary substitute for stock purchases.  An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made.  Entering into a contract to buy units of an index is commonly referred to as purchasing a contract or holding a long position in the index.  Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position.  The value of a unit is the current value of the stock index.  For example, the S&P 500 Index is composed of 500 selected common stocks, most of which are listed on the NYSE.  The S&P 500 Index assigns relative weightings to the 500 common stocks included in the Index, and the Index fluctuates with changes in the market values of the shares of those common stocks.  In the case of the S&P 500 Index, contracts are to buy or sell 500 units.  Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150).  The index futures contract specifies that no delivery of the actual securities making up the index will take place.  Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.  For example, if a Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4).  If a Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will lose $2,000 (500 units x loss of $4).

Risks of Securities Index Futures.  Each Fund’s success in using the above techniques depends, among other things, on the Adviser’s or Subadviser’s ability to predict correctly the direction and volatility of price movements in the futures and options markets as well as in the securities markets and to select the proper type, time and duration of positions.  The skills necessary for successful use of index futures are different from those used in the selection of individual stocks.

Each Fund’s ability to hedge effectively all or a portion of its securities through transactions in index futures (and therefore the extent of its gain or loss on such transactions) depends on the degree to which price movements in the underlying index correlate with price movements in the Fund’s securities.  Inasmuch as such securities will not duplicate the components of an index, the correlation probably will not be perfect.  Consequently, each Fund will bear the risk that the prices of the securities being hedged will not move in the same amount or direction as the hedging instrument.  This risk will increase as the composition of the Fund’s portfolio diverges from the composition of the hedging instrument.

Although each Fund intends to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market will exist at a time when a Fund seeks to close a particular option or futures position.  Trading could be interrupted,

42

for example, because of supply and demand imbalances arising from a lack of either buyers or sellers.  In addition, the futures exchanges may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange.  In some cases, a Fund may experience losses as a result of its inability to close out a position, and it may have to liquidate other investments to meet its cash needs.

Although some index futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month).  If an offsetting purchase price is less than the original sale price, a Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, a Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss.  The transaction costs must also be included in these calculations.

Each Fund will only enter into index futures contracts or futures options that are standardized and traded on a US or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system.  Each Fund will use futures contracts and related options primarily for “bona fide hedging” purposes, as such term is defined in applicable regulations of the CFTC.  See “Futures Contracts and Options on Futures Contracts—CFTC Regulation.”

When purchasing an index futures contract, each Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price of the futures contract less any margin on deposit.  Alternatively, a Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

When selling an index futures contract, each Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract.  Alternatively, a Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in cash or liquid assets in a segregated account with the Fund’s custodian).

Securities Lending.  The European Focus Fund, Global Technology Fund, High Yield Opportunities Fund, International Opportunities Fund and International Select Equity Fund may lend their investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations.  By lending their investment securities, the Funds attempt to increase their net investment income through the receipt of interest on the loan.  Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Funds.  The Funds may lend their investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (ii) the borrower add to such collateral whenever the

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price of the securities loaned rises (i.e., the borrower “marks to market” on a daily basis), (iii) the loan be made subject to termination by the Fund at any time, and (iv) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value.  There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially.  However, loans will be made only to borrowers selected by the Fund’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company’s board of directors/trustees.  In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

Short-Term Securities. In order to meet anticipated redemptions, to hold pending the purchase of additional securities for a Fund’s portfolio, or, in some cases, for temporary defensive purposes, a Fund may invest a portion (up to 100%) of its assets in money market funds and other short-term securities. When a Fund is invested for temporary defensive purposes, it may not achieve or pursue its investment objective(s). Examples of short-term securities include: (i) securities issued or guaranteed by the US Government and its agencies and instrumentalities; (ii) commercial paper; (iii) certificates of deposit and Eurodollar certificates of deposit; (iv) bankers’ acceptances; (v) short-term notes, bonds, debentures or other debt instruments; and (vi) repurchase agreements.

Swap Agreements. Swap agreements are derivative instruments that can be individually negotiated and structured to include exposure to a variety of different types of instruments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A Fund may enter into a variety of swap agreements, including interest rate, index, commodity, commodity futures, equity, equity index, credit default, bond futures, total return, portfolio and currency exchange rate swap agreements, and other types of swap agreements such as caps, collars and floors.  A Fund also may enter into swaptions, which are options to enter into a swap agreement.

Swap agreements are usually entered into without an upfront payment because the value of each party’s position is the same. The market values of the underlying commitments will change over time, resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one party or the other. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amounts as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example,

44

the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

Swap agreements tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease a Fund’s exposure to long-term interest rates. Another example is if a Fund agreed to exchange payments in dollars for payments in foreign currency. In that case, the swap agreement would tend to decrease a Fund’s exposure to US interest rates and increase its exposure to foreign currency and interest rates.

Because swaps are two-party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. When a counterparty’s obligations are not fully secured by collateral, then the Fund is essentially an unsecured creditor of the counterparty. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that a counterparty will be able to meet its obligations pursuant to such contracts or that, in the event of default, the Fund will succeed in enforcing contractual remedies. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by the Fund (if any), the Fund is unable to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from the marked-to-market value of the instrument.

Counterparty risk with respect to derivatives will be affected by new rules and regulations affecting the derivatives market. Some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. The assets of a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing organization the amount of margin required by the clearing organization

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for cleared derivatives, which amounts are generally held in an omnibus account at the clearing organization for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing organization that is attributable to each customer. However, if the clearing member does not provide accurate reporting, the Funds are subject to the risk that a clearing organization will use a Fund’s assets held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. In addition, clearing members generally provide to the clearing organization the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer. The Funds therefore are subject to the risk that a clearing organization will not make variation margin payments owed to a Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that a Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations of its agreement with the Funds, or in the event of fraud or misappropriation of customer assets by a clearing member, a Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

Credit Default Swap Agreements.  Each Fund may enter into credit default swap agreements.  The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred.  If an event of default occurs, the seller must pay the buyer “par value” (full notional value) of the reference obligation in exchange for the reference obligation.  A Fund may be either the buyer or seller in the transaction.  If a Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing.  However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value.  As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event.  If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

Credit default swaps involve greater risks than if a Fund had invested in the reference obligation directly.  In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks.  The Funds will enter into swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Adviser or Subadviser to be equivalent to such rating.  A buyer also will lose its investment and recover nothing should no event of default occur.  If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to a Fund.  When a Fund acts as a seller of a credit default swap agreement it is exposed to many of the same risks of leverage described above since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

Equity Swaps.  An equity swap is a private agreement between two parties to settle at the close of the contract the difference between the opening price and closing price of a security identified in the contract, multiplied by the number of shares specified in the contract.  When entering into an equity swap, a Fund attempts to predict either that the price of the security will

46

fall (taking a short position) or that the price of the security will rise (taking a long position).  An equity swap can be set up to take either a short or long position on the underlying instrument. The buyer and seller are typically both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. An equity swap is usually terminated at the buyer’s initiative. The seller of the equity swap will simply match the exposure of the underlying instrument in the open market and the parties will exchange whatever payment is due.

As is the case with owning any financial instrument, there is the risk of loss associated with buying an equity swap. For example, if a Fund buys a long equity swap and the underlying security is worth less at the end of the contract, the Fund would be required to make a payment to the seller and would suffer a loss. Also, there may be liquidity risk if the underlying instrument is illiquid because the liquidity of an equity swap is based on the liquidity of the underlying instrument. A further risk is that adverse movements in the underlying security will require the buyer to post additional margin. Equity swaps also carry counterparty risk, i.e., the risk that the counterparty to the equity swap transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of a Fund’s shares, may be reduced. Equity swaps are not registered with the SEC or any US regulator, and are not subject to US regulation.

Unseasoned Companies. Each Fund may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

US Government Securities.  US Government securities are obligations of, or guaranteed by, the US Government, its agencies or instrumentalities.  Securities guaranteed by the US Government include:  (1) direct obligations of the US Treasury (such as Treasury bills, notes, and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the US Treasury (such as Ginnie Mae certificates, which are mortgage-backed securities).  When such securities are held to maturity, the payment of principal and interest is unconditionally guaranteed by the US Government.  US Government securities that are not held to maturity are subject to variations in market value due to fluctuations in interest rates.

Mortgage-backed securities are securities representing part ownership of a pool of mortgage loans.  For example, Ginnie Mae certificates are such securities in which the timely payment of principal and interest is guaranteed by the full faith and credit of the US Government.  Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the loans typically will be substantially less because the mortgages will be subject to principal amortization and may be prepaid prior to maturity.  Prepayment rates vary widely and may be affected by changes in market interest rates.  In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the security.  Conversely, rising interest rates tend to decrease the rate of prepayments, thereby lengthening the actual average life of the security (and increasing the security’s price volatility).  Accordingly, it is not possible to predict accurately the average life of a particular pool.  Reinvestment of prepayment may occur at higher or lower rates than the original yield on the certificates.  Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage-backed securities can be less effective than typical bonds of similar maturities at “locking in” yields during periods of declining interest rates, and may involve significantly greater price and yield volatility than traditional debt securities.  Such securities may

47

appreciate or decline in market value during periods of declining or rising interest rates, respectively.

Securities issued by US Government instrumentalities and certain federal agencies are neither direct obligations of nor guaranteed by the US Treasury; however, they involve federal sponsorship in one way or another.  Some are backed by specific types of collateral, some are supported by the issuer’s right to borrow from the US Treasury, some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer, others are supported only by the credit of the issuing government agency or instrumentality.  These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal  Intermediate Credit Banks, Federal Home Loan Banks, Fannie Mae, Freddie Mac, and Student Loan Marketing Association (“Sallie Mae”).

Warrants.  The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  However, prices of warrants do not necessarily move in a tandem with the prices of the underlying securities, and are, therefore, considered speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  Thus, if a warrant held by a Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

Zero Coupon Securities.  The Dividend & Income Builder Fund, High Yield Opportunities Fund, Strategic Income Fund and Unconstrained Bond Fund may invest in “zero coupon” securities. Zero coupon US Treasury, foreign government and US and foreign corporate convertible and nonconvertible debt securities are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value.  The discount approximates the total amount of interest the securities would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance.  If a Fund holds zero coupon securities in its portfolio, it would recognize income currently for federal income tax purposes in the amount of the unpaid, accrued interest and generally would be required to distribute dividends representing such income to shareholders currently, even though such income would not have been received by the Fund.  See “Federal Income Tax Matters.”  Cash to pay dividends representing unpaid, accrued interest may be obtained from, for example, sales proceeds of portfolio securities and Fund shares and from loan proceeds.  The potential sale of portfolio securities to pay cash distributions from income earned on zero coupon securities may result in a Fund being forced to sell portfolio securities at a time when it might otherwise choose not to sell these securities and when the Fund might incur a gain or loss on such sales.  Because interest on zero coupon obligations is not distributed to each Fund on a current basis, but is in effect compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below are fundamental policies of each Fund and may not be changed without the approval of a majority (as defined in the 1940 Act) of the

48

outstanding voting shares of a Fund.  All of the Funds except the High Yield Opportunities Fund, International Long/Short Equity Fund, International Select Equity Fund, Unconstrained Bond Fund and the US Growth Opportunities Fund are classified as a diversified series of an open-end investment company.  Those Funds are classified as non-diversified series of an open-end investment company.  Under these restrictions, a Fund may not:

(i)           issue senior securities, except as permitted under the 1940 Act;

(ii)           borrow money, except as permitted under the 1940 Act;

(iii)	engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(iv)
invest more than 25% of its total assets in any one industry provided that securities issued or guaranteed by the US Government, its agencies or instrumentalities are not subject to this limitation; except that the Global Technology Fund will invest more than 25% of its total assets in technology-related industries;

(v)
purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund’s ownership of securities;

(vi)	purchase commodities or contracts relating to commodities, although a Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI; and

(vii)
make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with a Fund’s investment objective and policies may be deemed to be loans.

It is a non-fundamental policy of each Fund that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund’s net assets.  The Board has approved guidelines for the use by the Adviser and each Subadviser in determining whether a security is illiquid.

PORTFOLIO TURNOVER

Each Fund may purchase and sell securities without regard to the length of time the security is to be, or has been, held.  A change in securities held by a Fund is known as “portfolio  turnover” and may involve the payment by the Fund of broker commission, dealer markup or underwriting commission and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities.  Each Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the most recently completed fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during that year.  For purposes of determining each Fund’s portfolio

49

turnover rate, all securities whose maturities at the time of acquisition were one year or less are excluded.  Portfolio turnover rates for each Fund’s last two fiscal years are set forth in the table below.

	Fiscal year ended July 31, 2015	Fiscal year ended July 31, 2014
All Asset Fund	19%	52%
Dividend & Income Builder Fund	26%	78%
Emerging Markets Fund	148%	97%
European Focus Fund	75%	90%
Global Equity Income Fund	127%	103%
Global Technology Fund	61%	65%
High Yield Opportunities Fund	201%	340%
International Long/Short Equity Fund1	285%	N/A
International Opportunities Fund	71%	74%
International Select Equity Fund2	39%	N/A
Strategic Income Fund	54%	84%
Unconstrained Bond Fund	129%	97%3
US Growth Opportunities Fund4	12%	N/A
___________
1.  Commenced operations on December 9, 2014.
2.  Commenced operations on September 30, 2014.
3.  For the period from commencement of operations on December 20, 2013 through July 31, 2014.
4.  Commenced operations on December 18, 2014.

Variations in portfolio turnover rate may be due to fluctuating volume of shareholder purchase and redemption orders, market conditions or changes in the Adviser’s or Subadviser’s outlook.  High rates of portfolio turnover will result in the realization of capital gains and losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be taxed at ordinary income tax rates for federal income tax purposes.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted policies regarding disclosure of the Funds’ portfolio holdings information.  These policies generally prohibit the Adviser, each Subadviser and the Funds from disclosing any information concerning the Funds’ portfolio holdings to any third party unless the information has been publicly disclosed.  Currently, the Funds publicly disclose their portfolio holdings monthly on their website at www.henderson.com.

Prior to the time that the Funds’ portfolio holdings information is publicly disclosed, the Adviser, each Subadviser and/or the Funds may disclose (as authorized by the Adviser’s Legal Department) any and all portfolio holdings information to the following categories of persons, subject to the applicable conditions:

Service providers.  In order to carry out various functions on behalf of the Funds or the Adviser, it is necessary for certain third parties to receive non-public portfolio holdings information.  Such information may be disclosed only after a good faith determination has been made in the light of the facts then known that: (a) a Fund has a legitimate business purpose to provide the information, (b) the disclosure is in a Fund’s best

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interests and (c) the authorized third party has a fiduciary or contractual duty to maintain the confidentiality of the information and agrees in writing not to disclose, trade or make any investment recommendation based on the information received.  As of November 30, 2015, the Funds’ primary service providers were the Adviser, HIML, Geneva, State Street Bank and Trust Company, BNP Paribas Securities Services, Foreside Fund Services, LLC, Boston Financial Data Services, Inc., Ernst & Young LLP, KPMG, Vedder Price P.C. and K&L Gates LLP.

Other.  There are numerous mutual fund evaluation services, such as Morningstar and Lipper, and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc.  These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers.  In order to facilitate the review of a Fund by these services and departments, a Fund may distribute month-end portfolio holdings to such services and departments, provided that (i) the recipient does not distribute the portfolio holdings to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling a Fund, (ii) the recipient agrees not to use the information for investment or trading purposes and (iii) the recipient signs a written confidentiality agreement.  Entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed.  As of November 30, 2015, the following entities may be provided portfolio holdings information in connection with the above procedures: Lipper, Inc., Morningstar, Inc., and FactSet Research Systems Inc.

The terms of the confidentiality agreement generally provide for, among other things, that:

(i)	the portfolio information is the confidential property of a Fund and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement;

(ii)
the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, (1) are authorized to have access to the portfolio information and (2) are subject to confidentiality obligations no less restrictive than the confidentiality obligations contained in the confidentiality agreement;

(iii)	the recipient agrees not to use the information for investment or trading purposes;

(iv)	the disclosure to any third party of the name or other identifying information with respect to any security included in the portfolio information is prohibited during the confidentiality period; and

(v)	upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.

Portfolio managers, analysts and other senior officers of the Adviser, the Subadviser or the Funds are permitted to disclose or confirm the ownership of any individual portfolio holding

51

to reporters, brokers, shareholders, consultants or other interested persons provided that such information already has been publicly disclosed.

The Board or the Adviser may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio holdings information beyond those found in the Funds’ policies.  All waivers and exceptions will be disclosed to the Board no later than its next regularly scheduled quarterly meeting.  All material amendments to the policies will be submitted to the Board for approval or ratification.

MANAGEMENT OF THE FUNDS

Trustees and Officers.  The Board is responsible for the overall management of the Trust, including general oversight and review of each Fund’s investment activities.  The Board, in turn, elects the officers who are responsible for administering each Fund’s day-to-day operations.

A listing of the Trustees and Officers of the Trust and their business experience during the past five years follows.

Name, address and month/ year of birth1	Position(s) with the Trust2	Term of Office and Time Served3	Principal Occupations During Past Five Years	Other Directorships Held
Independent Trustees:
C. Gary Gerst3 February 1939	Chairman and Trustee	Since 2001	General Partner, Cornelius & Lothian LP (private partnership investing in non-public investments) from 1993 to present.	Formerly, Trustee, Harris Insight Funds Trust; formerly, Member of the Governing Council of the Independent Directors Council (IDC); formerly, Board Member of the Investment Company Institute.
James W. Atkinson August 1950	Trustee	Since 2011	Commercial Pilot, Atkinson Aviation LLC, since 2009.	Formerly, Trustee, LaRabida Children’s Hospital; formerly, Trustee, Surgeons Diversified Investment Fund.
Barbara L. Lamb September 1954	Trustee	Since 2014	Managing Director, Cheiron Trading LLC (proprietary trading company).	Formerly, Director, First Chicago Bancorp; formerly, Director, MAF Bancorp, Inc.
J. Marshall Peck April 1952	Trustee	Since 2014	President, InterPark Holdings, LLC (parking garage owner, developer and operator), since 2011; formerly, Chief Executive Officer, InterPark Holdings, LLC.	Board Member and Finance Committee Chairman, Presbyterian Homes.
Interested Trustees and Officers of the Trust:
James G. O’Brien4 May 1960	Trustee and President	Since 2011 Since 2010	Managing Director, HGINA.	None.

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Name, address and month/ year of birth1	Position(s) with the Trust2	Term of Office and Time Served3	Principal Occupations During Past Five Years	Other Directorships Held
Charles Thompson II4 April 1970	Trustee and Vice President	Since 2011 Since 2010	Director of Distribution (North America), since 2014, Director of US Retail, 2010-2014.	None.
Kenneth A. Kalina August 1959	Chief Compliance Officer	Since 2005	Chief Compliance Officer, HGINA, until 2015.	N/A
Alanna P. Nensel July 1975	Vice President	Since 2002	Director, Retail Marketing and Product Management, HGINA.	N/A
Scott E. Volk May 1971	Vice President	Since 2001	Chief Operating Officer, HGINA, since 2014; Director, Retail Finance and Operations, HGINA, 2002-2014.	N/A
David Latin September 1981	Vice President	Since 2012	Director, Product Development, HGINA.	N/A
Christopher K. Yarbrough October 1974	Secretary	Since 2004	Senior Legal Counsel, HGINA.	N/A
Troy Statczar August 1971	Treasurer	Since 2008	Head of US Fund Administration and Accounting, HGINA.	N/A
Adam T. Reich August 1983	Assistant Treasurer	Since 2012	Manager of US Fund Administration and Accounting, HGINA, since August 2012; Manager, PricewaterhouseCoopers LLP 2006-2012.	N/A
___________
1.	Each person’s address is 737 North Michigan Avenue, Suite 1700, Chicago, IL 60611.
2.	Currently, all Trustees oversee all thirteen series of the Trust.
3.
A Trustee may serve until his death, resignation or removal, or until the end of the calendar year in which the Trustee reached 75 years of age, subject to change by the Board.  The Trustees have determined to extend the retirement age of Mr. Gerst to the end of the calendar year in which he reaches 76 years of age, which is December 31, 2015. The officers of the Trust are elected annually by the Board.

4.	This Trustee is an interested person of the Trust because of his employment relationship with Henderson Global Investors (North America) Inc., the investment adviser to the Funds.

Leadership Structure and the Board of Trustees.  The Board has general oversight responsibility with respect to the business and affairs of the Funds.  The Board has engaged the Adviser to manage the Funds and is responsible for overseeing the Adviser and the other service providers to the Funds.  The Board currently is composed of six Trustees, four of whom are not “interested persons” of the Trust, as that term is defined in the 1940 Act.  In addition to five regularly scheduled in-person meetings per year, the Board may hold special in-person and/or telephone meetings and informal conference calls to discuss specific matters that may require action prior to the next regularly scheduled meeting.  As discussed below, the Board has established the committees to assist the Board in performing its oversight responsibilities.

The Board has appointed an Independent Chairperson, who serves as a spokesperson for the Board, is primarily responsible for facilitating communication among the Trustees and between the Board and the officers and service providers of the Trust and presides at meetings of the Board.  In conjunction with the officers and legal counsel, the Independent Chairperson develops agendas for Board meetings that are designed to be relevant, prioritized, and responsive to Board concerns.  The Board has determined that this leadership structure is appropriate given the size and nature of the Henderson Funds and the size of the Board.  The

53

composition of the Board is reviewed annually by the Governance Committee to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.  Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds.  The Board and its committees are reviewed annually to consider, among other things, structure, functions, performance and effectiveness, and to recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance.  The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel.  As required by rules the SEC has adopted under the 1940 Act, the Funds’ Independent Trustees select and nominate all candidates for Independent Trustee positions.

The trustees were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Board members, a commitment to the interests of the Henderson Funds and, for each Independent Trustee, a willingness to take an independent and questioning view of management.  Each Trustee also has considerable familiarity with the Trust, its adviser and distributor, and their operations, as well as the special responsibilities of investment company directors as a result of his or her service as a trustee of the Trust.  The following is a brief discussion of the specific education, experience, qualifications or skills that led to the conclusion, as of the date of this SAI, that each person identified below should serve as a trustee for the Trust.  References to the qualifications, attributes and skills of trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any trustee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Independent Trustees

C. Gary Gerst.  Mr. Gerst has served as a trustee of the Trust since 2001 and as Chairman of the Board since 2005.  Mr. Gerst currently is a General Partner of Cornelius & Lothian LP, a private investment partnership, and formerly was a Member of the Governing Council of the Independent Directors Council (IDC), and a Board Member of the Investment Company Institute (ICI).  Mr. Gerst has served as Co-Chairman and Chief Executive Officer of LaSalle Partners, predecessor of Jones Lang LaSalle.  Mr. Gerst has an MBA in finance and has been designated as an audit committee financial expert of the Trust’s Audit Committee.

James W. Atkinson.  Mr. Atkinson has served as a trustee of the Trust since 2011.  Mr. Atkinson currently is a commercial pilot at Atkinson Aviation LLC.  Mr. Atkinson has held numerous senior management positions in the financial services industry, including serving as Executive Vice President of Ariel Capital Management, a registered investment adviser, during which tenure he was the Chief Financial and Accounting Officer for Ariel Capital Management, the Ariel mutual funds and Ariel Distributors and the Chief Compliance Officer for Ariel Capital Management and Ariel Distributors.  He also served as Senior Vice President, Finance & Administration of Stein Roe & Farnham, a registered investment adviser, during which tenure he was the Chief Financial and Accounting Officer.  Mr. Atkinson was also a Senior Manager at Arthur Andersen & Co., an independent public accounting firm, where he specialized in auditing and consulting for financial services organizations.  Mr. Atkinson has served as an independent trustee for the Surgeons Diversified Investment Fund and as a trustee for the LaRabida Children’s Hospital.  Mr. Atkinson has a B.A. in accounting. Mr. Atkinson has been designated as an audit committee financial expert of the Trust’s Audit Committee.

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Barbara L. Lamb.  Ms. Lamb has served as a trustee of the Trust since her appointment in 2014.  Ms. Lamb currently is a Managing Director of Cheiron Trading LLC, a global proprietary derivatives trading company. Formerly, she was a Senior Vice President and Chief Credit Officer at ABN AMRO Inc., a global commercial and investment bank; a Corporate Board Member, Risk Committee Chair and Loan Committee Member at First Chicago Bancorp; and a Corporate Board Member and Audit Committee Chair at MAF Bancorp, Inc.  Ms. Lamb is a Chartered Financial Analyst and has an MBA in finance and accounting. Ms. Lamb has been designated as an audit committee financial expert of the Trust’s Audit Committee.

J. Marshall Peck.  Mr. Peck has served as a trustee of the Trust since his appointment 2014.  Mr. Peck currently is the President of InterPark Holdings, LLC, an owner, developer and operator of parking garages, and formerly was the Managing Director of Security Capital Investment Group; and a Partner and Member of the Management Committee of LaSalle Partners Limited, predecessor of Jones Lang LaSalle.  Mr. Peck currently serves as a Board Member and Finance Committee Chairman of Presbyterian Homes and formerly was a Trustee of Fourth Presbyterian Church. Mr. Peck has been designated as an audit committee financial expert of the Trust’s Audit Committee.

Interested Trustees

James G. O’Brien.  Mr. O’Brien has served as a trustee of the Trust since 2011 and President of the Trust since 2010.  Mr. O’Brien has served as the Managing Director North America for Henderson Global Investors since 2008.  Prior to this he was the Director of Corporate Services for Henderson for over seven years.  He has served as the Co-Founder and Chief Operating Officer for aKosys, a technology and advisory company; a Senior Managing Director of Finance and Administration at Kennedy Wilson, an international real estate investment and services firm; Executive Vice President and Senior Vice President for Heitman Properties, a real estate investment management firm; and Senior Vice President, Vice President and Commercial Lease Administrator for JMB Properties Company, a real estate property management company.  Mr. O’Brien has his J.D. from Chicago-Kent College of Law.

Charles Thompson II.  Mr. Thompson has served as trustee of the Trust since 2011 and Vice President of the Trust since 2010.  Mr. Thompson is the Director of Distribution (North America) for Henderson Global Investors.  Prior to this he was the Director of Retail Sales, Director of National Sales and Central Division Director, all for Henderson.  He held several positions with Van Kampen Investments, predecessor of global investment firm Invesco, starting with Internal Wholesaler and ending as the Regional Vice President during his eight years with the company.  Mr. Thompson holds his Series 6, 7, 63, 65/66 and 24 securities licenses.

Risk Oversight.  Through its direct oversight role, and indirectly through its committees and the officers and service providers, the Board performs a risk oversight function for the Funds consisting, among other things, of the following activities: (1) at regular Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Funds, including but not limited to investment, compliance and valuation risks; (2) reviewing and approving, as applicable, compliance policies and procedures of the Funds; (3) meeting with portfolio management teams to review investment strategies, techniques and processes; (4) reviewing reports generated by and/or meeting with representatives of key service providers to review and discuss the risks associated with their activities for the Funds and any measures taken to mitigate those risks; and (5) engaging the services of the Funds’ CCO to report regularly and test the compliance procedures of the Funds and the service providers.

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Standing Committees of the Board.  The Board may oversee other Funds that are not part of this SAI.  Information below represents meetings held on behalf of all the Henderson Funds.  The Board has an Audit Committee, a Governance Committee and a Valuation Committee, the responsibilities of which are described below.  The Audit Committee, Governance Committee and Valuation Committee are comprised solely of Independent Trustees.

The Audit Committee makes recommendations regarding the selection of independent registered public accounting firm for the Trust, confers with the independent registered public accounting firm regarding the Trust’s financial statements, the results of audits and related matters and performs such other tasks as the full Board deems necessary or appropriate.  The Audit Committee receives annual representations from the Trust’s independent registered public accounting firm as to its independence, and has a written charter that delineates the Committee’s duties and powers.  Currently, the members of the Audit Committee are Ms. Lamb and Messrs.  Gerst, Atkinson (Chair) and Peck.  The Audit Committee held two meetings during the fiscal year ended July 31, 2015.

The Governance Committee oversees the effective functioning of the Board and its committees.  It also seeks and reviews candidates for consideration as nominees for membership on the Board.  Shareholders wishing to submit the name of a candidate for consideration by the committee should submit their recommendation(s) to the Secretary of the Trust.  Currently, the members of the Governance Committee are Ms. Lamb and Messrs. Gerst (Chair), Atkinson and Peck.  The Governance Committee held one meeting during the fiscal year ended July 31, 2015.

During the fiscal year ended July 31, 2015, the Valuation Committee determined the fair value of securities for which market quotations were not readily available.  The members of the Valuation Committee were Ms. Lamb and Mr. Peck.  The Valuation Committee held nine meetings during the fiscal year ended July 31, 2015. At a meeting of the Board held on September 29-30, 2015, the Board determined to disband its Valuation Committee in connection with a decision to have the functions and activities of the Committee be performed at the Board-level going forward.

Management Ownership of the Funds.  The following tables set forth, for each Trustee, the aggregate dollar range of equity securities beneficially owned of the Funds and of all Henderson Global Funds overseen by each Trustee in the Trust as of December 31, 2014.

	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
C. Gary Gerst		Over $100,000
European Focus Fund	Over $100,000
International Opportunities Fund	Over $100,000
All other Funds	None
James W. Atkinson		$50,001 - $100,000
International Opportunities Fund	$10,001 - $50,000
Global Technology Fund	$10,001 - $50,000
Global Equity Income Fund	$10,001 - $50,000
Dividend & Income Builder Fund	$10,001 - $50,000
All other Funds	None

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	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Barbara L. Lamb1		$10,001 - $50,000
International Opportunities Fund	$10,001 - $50,000
Dividend & Income Builder Fund	$10,001 - $50,000
All other Funds	None
J. Marshall Peck1		$10,001 - $50,000
Global Technology Fund	$10,001 - $50,000
Global Equity Income Fund	$10,001 - $50,000
All other Funds	None

Interested Trustees
James G. O’Brien		Over $100,000
European Focus Fund	Over $100,000
International Opportunities Fund	$10,001 - $50,000
All Asset Fund	$10,001 - $50,000
Dividend & Income Builder Fund	Over $100,000
Global Technology	Under $10,000
Strategic Income	Under $10,000
Global Equity Income	Under $10,000
Unconstrained Bond	Under $10,000
International Select Equity	$5,000 - $10,000
International Long/Short Equity	Under $5,000
US Growth Opportunities	$5000 - $10,000
High Yield Opportunities	Under $5,000
Charles Thompson II		$50,001 - $100,000
International Long/Short Equity Fund	$10,001 - $50,000
US Growth Opportunities Fund	$10,001 - $50,000
All other Funds	None
___________
1.	Ms. Lamb and Mr. Peck were each elected as a Trustee of the Trust effective June 20, 2014.

No trustee who is an Independent Trustee owns beneficially or of record any security of the Adviser, HIML, Geneva or the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser, HIML, Geneva, or the Distributor.  As of October 31, 2015, the Trustees and officers of the Trust, as a group, owned less than 1% of each class of outstanding shares of each Fund,  except for the US Growth Opportunities, where the Trustees and officers of the Trust, as a group, owned 1.52%.

The Chief Compliance Officer receives full compensation from the Trust.  This includes salary, as well as both short and long-term incentive compensation.  No other officer, director or employee of the Adviser, HIML, Geneva, the Custodian, the Distributor, the Administrator or the Transfer Agent currently receives any compensation from the Trust.

Compensation of Trustees.  The Trustees who are not interested persons of the Trust receive from the Trust, an annual retainer of $50,000 for service on the Board and a $1,500 annual retainer for services on the Valuation Committee.  Each Independent Trustee also receives a fee of $5,000 for attendance in person or by telephone at any in person meeting of the Board and $750 for attendance in person or by telephone at any committee meeting (other than the Valuation Committee meetings).  Each Independent Trustee also receives a fee of $1,000 for attendance at any telephonic meeting of the Board.  Trustees are reimbursed for any

57

out-of-pocket expenses relating to attendance at such meetings.  The Chairperson receives a supplemental annual retainer of $10,000, in addition to any other fees received and the Audit Committee Chairperson receives a supplemental annual retainer of $1,500 in addition to any other fees received.  The Funds do not have a pension or retirement plan for any Trustee or for any officer for whom disclosure is required.

The following table summarizes the compensation paid by the Trust to its Trustees during the fiscal year ended July 31, 2015.

Trustee Name	Aggregate Compensation from Trust
Independent Trustees
James W. Atkinson	$79,375
Roland C. Baker1	$32,625
Faris F. Chesley1	$32,250
Richard W. Durkes2	$79,750
C. Gary Gerst3	$88,250
Barbara L. Lamb	$73,674
J. Marshall Peck	$73,674
Interested Trustees
James G. O’Brien4	$0
Charles Thompson II4	$0
___________
1.	Effective December 31, 2014, Mr. Baker and Mr. Chesley each retired as a Trustee.
2.	Effective November 20, 2015, Mr. Durkes resigned as a Trustee.
3.	Effective December 31, 2015, Mr. Gerst will retire as a Trustee.
4.	Messrs. O’Brien and Thompson are each an Interested Trustee and therefore do not receive any compensation from the Trust.

Code of Ethics.  The Adviser, HIML, Geneva and the Trust have each adopted a Code of Ethics, which is designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients, in compliance with Rule 17j-1 under the 1940 Act.  The Codes of Ethics permit employees of the Adviser, HIML, Geneva and the Trust to engage in personal securities transactions, including with respect to securities held by one or more Funds, subject to certain requirements and restrictions.  Among other things, the Codes of Ethics prohibit certain types of transactions absent prior approval, impose time periods during which personal transactions in certain securities may not be made, and require the submission of duplicate broker confirmations and quarterly and annual reporting of securities transactions and annual reporting of holdings.  Exceptions to certain provisions of the Codes of Ethics may be granted in particular circumstances after review by appropriate officers or compliance personnel.

Proxy Voting Policies.  The Funds, except the Henderson High Yield Opportunities Fund and the Henderson US Growth Opportunities Fund, have delegated proxy voting responsibilities to HIML, subject to the Board’s general oversight.  These Funds have delegated proxy voting to HIML with the direction that proxies should be voted consistent with the Funds’ best economic interests.  HIML has adopted its own Proxy Voting Policies and Procedures (“Procedures”) for this purpose.  A copy of the Procedures is attached hereto as Appendix B.  HIML has retained RiskMetrics Group, an independent proxy voting service, to assist in the voting of the Funds’ proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.

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The Henderson US Growth Opportunities Fund has delegated proxy voting responsibilities to Geneva, subject to the Board’s general oversight.  The Henderson US Growth Opportunities Fund has delegated proxy voting to Geneva with the direction that proxies should be voted consistent with the Henderson Funds’ best economic interests.  Geneva has adopted its own Proxy Voting Policies and Procedures (“Procedures”) for this purpose.  A copy of the Procedures is attached hereto as Appendix C.  Geneva has retained Glass, Lewis & Co., LLC, an independent proxy voting service, to assist in the voting of the Henderson Funds’ proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.

The High Yield Opportunities Fund has delegated proxy voting responsibilities to the Adviser, subject to the Board’s general oversight, with the direction that the proxies should be consistent with the Fund’s best economic interests.  A copy of the Adviser’s Proxy Voting Policies and Procedures is attached hereto as Appendix D.

All of the Funds have filed with the SEC their proxy voting records for the 12-month period ending June 30, 2015 on Form N-PX, which must be filed each year by August 31.  Form N-PX is available on the SEC’s website at http://www.sec.gov.  The Funds’ proxy voting records and proxy voting policies and procedures are also available without charge, upon request, by calling 866.443.6337 or by visiting the Funds’ website at www.henderson.com.

CONTROL PERSONS AND PRINCIPAL HOLDERS

To the knowledge of the Trust, as of October 31, 2015, the following persons owned beneficially or of record 5% or more of the Funds’ outstanding shares of any class.  Shareholders of record with more than 25% of the outstanding shares of the Funds are believed to hold shares only as nominee.  Shareholders who have the power to vote a large percentage of shares (at least 25%) of a Fund can control the Fund (within the meaning of the Section 2(a)(9) of the 1940 Act) and may be able to determine the outcome of a shareholder meeting.
Name of Fund and Class	Name and Address	Percentage of Total Shares Outstanding (%)
All Asset Fund - Class A	First Clearing LLC 2801 Market St. St. Louis, MO 63103-2523	17.19
All Asset Fund - Class A	Pershing 1 Pershing Plaza Jersey City, NJ 07399-0001	21.17
All Asset Fund - Class A	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	6.79
All Asset Fund - Class A	RBC Capital Markets 510 Marquett Avenue S. Minneapolis, MN 55402-1110	21.51
All Asset Fund - Class A	UBS WM USA Omni Account Attn: Department Manager 499 Washington Blvd., 9th Floor Jersey City, NJ 07310-2055	7.48

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Name of Fund and Class	Name and Address	Percentage of Total Shares Outstanding (%)
All Asset Fund - Class C	First Clearing LLC 2801 Market St. St. Louis, MO 63103-2523	44.99
All Asset Fund - Class C	Merrill Lynch Pierce, Fenner & Smith FBO Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	11.73
All Asset Fund - Class C	Morgan Stanley Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	20.69
All Asset Fund - Class C	UBS WM USA Omni Account Attn: Department Manager 499 Washington Blvd., 9th Floor Jersey City, NJ 07310-2055	7.26
All Asset Fund - Class C	Raymond James 880 Carillon Parkway St. Petersburg, FL 33716	9.42
All Asset Fund - Class I	Morgan Stanley Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	5.56
All Asset Fund - Class I	First Clearing LLC Custody Account FBO Customers 2801 Market St. St. Louis, MO 63103-2523	16.93
All Asset Fund - Class I	BNP Paribas NY Branch London Henderson Pension 525 Washington Blvd., 9th Floor Jersey City, NJ 07310-1606	66.39
Dividend & Income Builder Fund - Class A	National Financial Services LLC FBO Customers Attn: Mutual Funds 499 Washington Blvd. Jersey City, NJ 07310-2010	6.33
Dividend & Income Builder Fund - Class A	Morgan Stanley Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	8.61
Dividend & Income Builder Fund - Class A	UBS WM USA Omni Account Attn: Department Manager 499 Washington Blvd., 9th Floor Jersey City, NJ 07310-2055	21.30
Dividend & Income Builder Fund - Class A	RBC Capital Markets, LLC Mutual Fund Omnibus Processing Attn: Mutual Fund Ops Manager 510 Marquett Ave. S Minneapolis, MN 55402-1110	15.21

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Name of Fund and Class	Name and Address	Percentage of Total Shares Outstanding (%)
Dividend & Income Builder Fund - Class A	Raymond James 880 Carillon Parkway St. Petersburg, FL 33716	12.34
Dividend & Income Builder Fund - Class C	Morgan Stanley Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	22.75
Dividend & Income Builder Fund - Class C	UBS WM USA Omni Account Attn: Department Manager 499 Washington Blvd., 9th Floor Jersey City, NJ 07310-2055	12.87
Dividend & Income Builder Fund - Class C	RBC Capital Markets, LLC Mutual Fund Omnibus Processing Attn: Mutual Fund Ops Manager 510 Marquett Ave. S Minneapolis, MN 55402-1110	9.95
Dividend & Income Builder Fund - Class C	Raymond James 880 Carillon Parkway St. Petersburg, FL 33716	12.33
Dividend & Income Builder Fund - Class I	UBS WM USA Omni Account Attn: Department Manager 499 Washington Blvd., 9th Floor Jersey City, NJ 07310-2055	18.47
Dividend & Income Builder Fund - Class I	RBC Capital Markets, LLC Mutual Fund Omnibus Processing Attn: Mutual Fund Ops Manager 510 Marquett Ave. S Minneapolis, MN 55402-1110	14.08
Dividend & Income Builder Fund - Class I	Raymond James 880 Carillon Parkway St. Petersburg, FL 33716	11.72
Dividend & Income Builder Fund - Class I	Morgan Stanley Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	41.72
Emerging Markets Opportunities Fund - Class A	Morgan Stanley Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	14.14
Emerging Markets Opportunities Fund - Class A	Pershing 1 Pershing Plaza Jersey City, NJ 07399-0001	15.31
Emerging Markets Opportunities Fund - Class A	Charles Schwab & Company Custody Account FBO Customers 211 Main St. San Francisco, CA 94105-1905	26.04
Emerging Markets Opportunities Fund - Class A	First Clearing LLC Custody Account FBO Customers 2801 Market St. St. Louis, MO 63103-2523	8.13

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Name of Fund and Class	Name and Address	Percentage of Total Shares Outstanding (%)
Emerging Markets Opportunities Fund - Class A	UBS WM USA Omni Account Attn: Department Manager 499 Washington Blvd., 9th Floor Jersey City, NJ 07310-2055	22.13
Emerging Markets Opportunities Fund - Class A	RBC Capital Markets, LLC Mutual Fund Omnibus Processing Attn: Mutual Fund Ops Manager 510 Marquett Ave. S Minneapolis, MN 55402-1110	6.59
Emerging Markets Opportunities Fund - Class C	Morgan Stanley Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	22.83
Emerging Markets Opportunities Fund - Class C	First Clearing LLC Custody Account FBO Customers 2801 Market St. St. Louis, MO 63103-2523	34.27
Emerging Markets Opportunities Fund - Class C	UBS WM USA Omni Account Attn: Department Manager 499 Washington Blvd., 9th Floor Jersey City, NJ 07310-2055	25.60
Emerging Markets Opportunities Fund - Class I	Morgan Stanley Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	40.35
Emerging Markets Opportunities Fund - Class I	First Clearing LLC Custody Account FBO Customers 2801 Market St. St. Louis, MO 63103-2523	23.90
Emerging Markets Opportunities Fund - Class I	UBS WM USA Omni Account Attn: Department Manager 499 Washington Blvd., 9th Floor Jersey City, NJ 07310-2055	21.62
European Focus Fund - Class A	Morgan Stanley Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	9.19
European Focus Fund - Class A	National Financial Services LLC FBO Customers Attn: Mutual Funds 499 Washington Blvd. Jersey City, NJ 07310-2010	17.00
European Focus Fund - Class A	Pershing 1 Pershing Plaza Jersey City, NJ 07399-0001	21.63

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Name of Fund and Class	Name and Address	Percentage of Total Shares Outstanding (%)
European Focus Fund - Class A	Merrill Lynch Pierce, Fenner & Smith FBO Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	5.08
European Focus Fund - Class A	Charles Schwab & Company Custody Account FBO Customers 211 Main St. San Francisco, CA 94105-1905	10.58
European Focus Fund - Class A	First Clearing LLC Custody Account FBO Customers 2801 Market St. St. Louis, MO 63103-2523	5.33
European Focus Fund - Class A	UBS WM USA Omni Account Attn: Department Manager 499 Washington Blvd., 9th Floor Jersey City, NJ 07310-2055	8.21
European Focus Fund - Class B	Morgan Stanley Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	14.14
European Focus Fund - Class B	Merrill Lynch Pierce, Fenner & Smith FBO Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	6.34
European Focus Fund - Class B	Charles Schwab & Company Custody Account FBO Customers 211 Main St. San Francisco, CA 94105-1905	6.49
European Focus Fund - Class B	First Clearing LLC Custody Account FBO Customers 2801 Market St. St. Louis, MO 63103-2523	8.52
European Focus Fund - Class B	UBS WM USA Omni Account Attn: Department Manager 499 Washington Blvd., 9th Floor Jersey City, NJ 07310-2055	19.82
European Focus Fund - Class B	RBC Capital Markets, LLC Mutual Fund Omnibus Processing Attn: Mutual Fund Ops Manager 510 Marquett Ave. S Minneapolis, MN 55402-1110	26.98
European Focus Fund - Class C	Morgan Stanley Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	25.79

63

Name of Fund and Class	Name and Address	Percentage of Total Shares Outstanding (%)
European Focus Fund - Class C	Merrill Lynch Pierce, Fenner & Smith FBO Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	19.74
European Focus Fund - Class C	First Clearing LLC Custody Account FBO Customers 2801 Market St. St. Louis, MO 63103-2523	12.30
European Focus Fund - Class C	UBS WM USA Omni Account Attn: Department Manager 499 Washington Blvd., 9th Floor Jersey City, NJ 07310-2055	14.58
European Focus Fund - Class C	Raymond James Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1100	6.04
European Focus Fund - Class C	Charles Schwab & Company Custody Account FBO Customers 211 Main St. San Francisco, CA 94105-1905	5.49
European Focus Fund - Class I	Morgan Stanley Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	26.77
European Focus Fund - Class I	National Financial Services LLC FBO Customers Attn: Mutual Funds 499 Washington Blvd. Jersey City, NJ 07310-2010	7.86
European Focus Fund - Class I	Pershing 1 Pershing Plaza Jersey City, NJ 07399-0001	5.70
European Focus Fund - Class I	Merrill Lynch Pierce, Fenner & Smith FBO Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	15.91
European Focus Fund - Class I	First Clearing LLC Custody Account FBO Customers 2801 Market St. St. Louis, MO 63103-2523	9.53
European Focus Fund - Class I	UBS WM USA Omni Account Attn: Department Manager 499 Washington Blvd., 9th Floor Jersey City, NJ 07310-2055	20.91
European Focus Fund - Class I	Charles Schwab & Company Custody Account FBO Customers 211 Main St. San Francisco, CA 94105-1905	6.06

64

Name of Fund and Class	Name and Address	Percentage of Total Shares Outstanding (%)
Global Equity Income Fund - Class A	Morgan Stanley Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	13.21
Global Equity Income Fund - Class A	Pershing 1 Pershing Plaza Jersey City, NJ 07399-0001	9.92
Global Equity Income Fund - Class A	Merrill Lynch Pierce, Fenner & Smith FBO Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	8.03
Global Equity Income Fund - Class A	Charles Schwab & Company Custody Account FBO Customers 211 Main St. San Francisco, CA 94105-1905	12.88
Global Equity Income Fund - Class A	First Clearing LLC Custody Account FBO Customers 2801 Market St. St. Louis, MO 63103-2523	10.83
Global Equity Income Fund - Class A	UBS WM USA Omni Account Attn: Department Manager 499 Washington Blvd., 9th Floor Jersey City, NJ 07310-2055	11.29
Global Equity Income Fund - Class A	RBC Capital Markets, LLC Mutual Fund Omnibus Processing Attn: Mutual Fund Ops Manager 510 Marquett Ave. S Minneapolis, MN 55402-1110	6.76
Global Equity Income Fund - Class A	Raymond James Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1100	9.82
Global Equity Income Fund - Class A	National Financial Services LLC FBO Customers Attn: Mutual Funds 499 Washington Blvd. Jersey City, NJ 07310-2010	5.63
Global Equity Income Fund - Class C	Morgan Stanley Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	28.10
Global Equity Income Fund - Class C	Merrill Lynch Pierce, Fenner & Smith FBO Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	16.70
Global Equity Income Fund - Class C	Charles Schwab & Company Custody Account FBO Customers 211 Main St. San Francisco, CA 94105-1905	6.91

65

Name of Fund and Class	Name and Address	Percentage of Total Shares Outstanding (%)
Global Equity Income Fund - Class C	First Clearing LLC Custody Account FBO Customers 2801 Market St. St. Louis, MO 63103-2523	11.41
Global Equity Income Fund - Class C	UBS WM USA Omni Account Attn: Department Manager 499 Washington Blvd., 9th Floor Jersey City, NJ 07310-2055	12.81
Global Equity Income Fund - Class C	Raymond James 880 Carillon Parkway St. Petersburg, FL 33716-1100	13.02
Global Equity Income Fund - Class I	Morgan Stanley Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	24.84
Global Equity Income Fund - Class I	Merrill Lynch Pierce, Fenner & Smith FBO Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	12.17
Global Equity Income Fund - Class I	Charles Schwab & Company Custody Account FBO Customers 211 Main St. San Francisco, CA 94105-1905	7.01
Global Equity Income Fund - Class I	First Clearing LLC Custody Account FBO Customers 2801 Market St. St. Louis, MO 63103-2523	12.49
Global Equity Income Fund - Class I	UBS WM USA Omni Account Attn: Department Manager 499 Washington Blvd., 9th Floor Jersey City, NJ 07310-2055	13.83
Global Equity Income Fund - Class I	RBC Capital Markets, LLC Mutual Fund Omnibus Processing Attn: Mutual Fund Ops Manager 510 Marquett Ave. S Minneapolis, MN 55402-1110	6.97
Global Equity Income Fund - Class I	Raymond James 880 Carillon Parkway St. Petersburg, FL 33716-1100	8.84
Global Equity Income Fund - Class I	National Financial Services LLC FBO Customers Attn: Mutual Funds 499 Washington Blvd. Jersey City, NJ 07310-2010	7.19
Global Technology Fund - Class A	Morgan Stanley Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	17.07

66

Name of Fund and Class	Name and Address	Percentage of Total Shares Outstanding (%)
Global Technology Fund - Class A	Pershing 1 Pershing Plaza Jersey City, NJ 07399-0001	6.41
Global Technology Fund - Class A	Merrill Lynch Pierce, Fenner & Smith FBO Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	7.76
Global Technology Fund - Class A	Charles Schwab & Company Custody Account FBO Customers 211 Main St. San Francisco, CA 94105-1905	15.43
Global Technology Fund - Class A	First Clearing LLC Custody Account FBO Customers 2801 Market St. St. Louis, MO 63103-2523	8.37
Global Technology Fund - Class A	UBS WM USA Omni Account Attn: Department Manager 499 Washington Blvd., 9th Floor Jersey City, NJ 07310-2055	21.79
Global Technology Fund - Class A	RBC Capital Markets, LLC Mutual Fund Omnibus Processing Attn: Mutual Fund Ops Manager 510 Marquett Ave. S Minneapolis, MN 55402-1110	8.87
Global Technology Fund - Class B	Morgan Stanley Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	17.16
Global Technology Fund - Class B	Merrill Lynch Pierce, Fenner & Smith FBO Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	29.52
Global Technology Fund - Class B	Charles Schwab & Company Custody Account FBO Customers 211 Main St. San Francisco, CA 94105-1905	7.89
Global Technology Fund - Class B	First Clearing LLC Custody Account FBO Customers 2801 Market St. St. Louis, MO 63103-2523	23.43
Global Technology Fund - Class B	UBS WM USA Omni Account Attn: Department Manager 499 Washington Blvd., 9th Floor Jersey City, NJ 07310-2055	10.74
Global Technology Fund - Class C	Morgan Stanley Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	13.50

67

Name of Fund and Class	Name and Address	Percentage of Total Shares Outstanding (%)
Global Technology Fund - Class C	Pershing 1 Pershing Plaza Jersey City, NJ 07399-0001	5.99
Global Technology Fund - Class C	Merrill Lynch Pierce, Fenner & Smith FBO Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	20.23
Global Technology Fund - Class C	Charles Schwab & Company Custody Account FBO Customers 211 Main St. San Francisco, CA 94105-1905	13.90
Global Technology Fund - Class C	First Clearing LLC Custody Account FBO Customers 2801 Market St. St. Louis, MO 63103-2523	12.52
Global Technology Fund - Class C	UBS WM USA Omni Account Attn: Department Manager 499 Washington Blvd., 9th Floor Jersey City, NJ 07310-2055	13.85
Global Technology Fund - Class C	Raymond James 880 Carillon Parkway St. Petersburg, FL 33716-1100	7.08
Global Technology Fund - Class I	Morgan Stanley Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	27.71
Global Technology Fund - Class I	Merrill Lynch Pierce, Fenner & Smith FBO Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	16.85
Global Technology Fund - Class I	First Clearing LLC Custody Account FBO Customers 2801 Market St. St. Louis, MO 63103-2523	16.30
Global Technology Fund - Class I	UBS WM USA Omni Account Attn: Department Manager 499 Washington Blvd., 9th Floor Jersey City, NJ 07310-2055	21.72
Global Technology Fund - Class I	Raymond James 880 Carillon Parkway St. Petersburg, FL 33716-1100	6.36
High Yield Opportunities Fund - Class A	National Financial Services LLC FBO Customers Attn: Mutual Funds 499 Washington Blvd. Jersey City, NJ 07310-2010	6.31

68

Name of Fund and Class	Name and Address	Percentage of Total Shares Outstanding (%)
High Yield Opportunities Fund - Class A	Henderson Global Investors(North America) Inc Attn: Corporate Finance 737 N Michigan Ave., Suite 1700 Chicago, IL 60611-6652	45.95
High Yield Opportunities Fund - Class A	UBS WM USA Omni Account Attn: Department Manager 499 Washington Blvd., 9th Floor Jersey City, NJ 07310-2055	20.13
High Yield Opportunities Fund - Class C	Henderson Global Investors(North America) Inc Attn: Corporate Finance 737 N Michigan Ave., Suite 1700 Chicago, IL 60611-6652	32.39
High Yield Opportunities Fund - Class C	Morgan Stanley Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	60.42
High Yield Opportunities Fund - Class I	Morgan Stanley Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	7.30
High Yield Opportunities Fund - Class I	BNP Paribas NY Branch As Cust London Henderson Pension 525 Washington Blvd., 9th Floor Jersey City, NJ 07310-1606	80.47
International Long/Short Equity Fund – Class A	Charles Schwab & Company Custody Account FBO Customers 211 Main St. San Francisco, CA 94105-1905	28.05
International Long/Short Equity Fund – Class A	HGI Group LTD 201 Bishopsgate London, ED2M 3AE England, UK	31.37
International Long/Short Equity Fund – Class A	National Financial Services LLC FBO Customers Attn: Mutual Funds 499 Washington Blvd. Jersey City, NJ 07310-2010	39.80
International Long/Short Equity Fund – Class C	HGI Group LTD 201 Bishopsgate London, ED2M 3AE England, UK	95.22
International Long/Short Equity Fund – Class I	Charles Schwab & Company Custody Account FBO Customers 211 Main St. San Francisco, CA 94105-1905	17.73
International Long/Short Equity Fund – Class I	HGI Group LTD 201 Bishopsgate London, ED2M 3AE England, UK	81.31

69

Name of Fund and Class	Name and Address	Percentage of Total Shares Outstanding (%)
International Opportunities Fund - Class A	Merrill Lynch Pierce, Fenner & Smith FBO Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	5.16
International Opportunities Fund - Class A	National Financial Services LLC FBO Customers Attn: Mutual Funds 499 Washington Blvd. Jersey City, NJ 07310-2010	50.40
International Opportunities Fund - Class A	Charles Schwab & Company Custody Account FBO Customers 211 Main St. San Francisco, CA 94105-1905	18.62
International Opportunities Fund - Class B	Morgan Stanley Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	8.49
International Opportunities Fund - Class B	Merrill Lynch Pierce, Fenner & Smith FBO Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	12.79
International Opportunities Fund - Class B	First Clearing LLC Custody Account FBO Customers 2801 Market St. St. Louis, MO 63103-2523	19.96
Internat i onal Opportunities Fund - Class B	UBS WM USA Omni Account Attn: Department Manager 499 Washington Blvd., 9th Floor Jersey City, NJ 07310-2055	30.31
International Opportunities Fund - Class B	RBC Capital Markets, LLC Mutual Fund Omnibus Processing Attn: Mutual Fund Ops Manager 510 Marquett Ave. S Minneapolis, MN 55402-1110	10.61
International Opportunities Fund - Class C	Morgan Stanley Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	22.78
International Opportunities Fund - Class C	National Financial Services LLC FBO Customers Attn: Mutual Funds 499 Washington Blvd. Jersey City, NJ 07310-2010	6.38
International Opportunities Fund - Class C	Merrill Lynch Pierce, Fenner & Smith FBO Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	18.58

70

Name of Fund and Class	Name and Address	Percentage of Total Shares Outstanding (%)
International Opportunities Fund - Class C	First Clearing LLC Custody Account FBO Customers 2801 Market St. St. Louis, MO 63103-2523	15.93
International Opportunities Fund - Class C	UBS WM USA Omni Account Attn: Department Manager 499 Washington Blvd., 9th Floor Jersey City, NJ 07310-2055	11.30
International Opportunities Fund - Class C	Raymond James 880 Carillon Parkway St. Petersburg, FL 33716-1100	7.38
International Opportunities Fund - Class C	Charles Schwab & Company Custody Account FBO Customers 211 Main St. San Francisco, CA 94105-1905	5.87
International Opportunities Fund - Class I	First Clearing LLC Custody Account FBO Customers 2801 Market St. St. Louis, MO 63103-2523	7.76
International Opportunities Fund - Class I	Merrill Lynch Pierce, Fenner & Smith FBO Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	14.50
International Opportunities Fund - Class I	Morgan Stanley Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	32.58
International Opportunities Fund - Class I	National Financial Services LLC FBO Customers Attn: Mutual Funds 499 Washington Blvd. Jersey City, NJ 07310-2010	7.88
International Opportunities Fund - Class I	Pershing 1 Pershing Plaza Jersey City, NJ 07399-0001	5.59
International Opportunities Fund - Class I	UBS WM USA Omni Account Attn: Department Manager 499 Washington Blvd., 9th Floor Jersey City, NJ 07310-2055	15.00
International Opportunities Fund - Class R	Merrill Lynch Pierce, Fenner & Smith FBO Customers 4800 Deer Lake Drive East Jacksonville, FL 32246	52.37
International Opportunities Fund - Class R	Reliance Trust Co Custodian FBO Mass Mutual Omnibus PO Box 48529 Atlanta, GA 30362-1529	7.04

71

Name of Fund and Class	Name and Address	Percentage of Total Shares Outstanding (%)
International Opportunities Fund - Class R	Charles Schwab & Company Custody Account FBO Customers 211 Main St. San Francisco, CA 94105-1905	8.54
International Opportunities Fund - Class R	Great-West Trust Company LLC TTEE F 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002	7.73
International Select Equity – Class A	HGI Group Ltd. 201 Bishopsgate London ED2M 3AE England UK	31.46
International Select Equity – Class A	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	29.23
International Select Equity – Class A	National Financial Services LLC FBO Customers Attn: Mutual Funds 499 Washington Blvd. Jersey City, NJ 07310-2010	38.54
International Select Equity – Class C	HGI Group Ltd. 201 Bishopsgate London ED2M 3AE England UK	81.86
International Select Equity – Class C	Pershing 1 Pershing Plaza Jersey City, NJ 07399-0001	9.55
International Select Equity – Class C	Robert W Baird & Co. Inc. 777 East Wisconsin Avenue Milwaukee, WI 53202-5391	6.10
International Select Equity – Class I	HGI Group Ltd. 201 Bishopsgate London ED2M 3AE England UK	97.08
Strategic Income Fund - Class A	Morgan Stanley Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	11.40
Strategic Income Fund - Class A	Merrill Lynch Pierce, Fenner & Smith FBO Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	19.46
Strategic Income Fund - Class A	Charles Schwab & Company Custody Account FBO Customers 211 Main St. San Francisco, CA 94105-1905	11.51
Strategic Income Fund - Class A	First Clearing LLC Custody Account FBO Customers 2801 Market St. St. Louis, MO 63103-2523	5.59

72

Name of Fund and Class	Name and Address	Percentage of Total Shares Outstanding (%)
Strategic Income Fund - Class A	Pershing 1 Pershing Plaza Jersey City, NJ 07399-0001	8.57
Strategic Income Fund - Class A	RBC Capital Markets, LLC Mutual Fund Omnibus Processing Attn: Mutual Fund Ops Manager 510 Marquett Ave. S Minneapolis, MN 55402-1110	5.41
Strategic Income Fund - Class A	Raymond James 880 Carillon Parkway St. Petersburg, FL 33716-1100	6.92
Strategic Income Fund - Class A	National Financial Services LLC FBO Customers Attn: Mutual Funds 499 Washington Blvd. Jersey City, NJ 07310-2010	11.81
Strategic Income Fund - Class B	Morgan Stanley Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	8.93
Strategic Income Fund - Class B	Pershing 1 Pershing Plaza Jersey City, NJ 07399-0001	23.23
Strategic Income Fund - Class B	Merrill Lynch Pierce, Fenner & Smith FBO Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	14.12
Strategic Income Fund - Class B	First Clearing LLC Custody Account FBO Customers 2801 Market St. St. Louis, MO 63103-2523	29.46
Strategic Income Fund - Class B	RBC Capital Markets, LLC Mutual Fund Omnibus Processing Attn: Mutual Fund Ops Manager 510 Marquett Ave. S Minneapolis, MN 55402-1110	9.57
Strategic Income Fund - Class B	Charles Schwab & Company Custody Account FBO Customers 211 Main St. San Francisco, CA 94105-1905	6.30
Strategic Income Fund - Class B	UBS WM USA Omni Account Attn: Department Manager 499 Washington Blvd., 9th Floor Jersey City, NJ 07310-2055	5.89
Strategic Income Fund - Class C	Morgan Stanley Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	19.79

73

Name of Fund and Class	Name and Address	Percentage of Total Shares Outstanding (%)
Strategic Income Fund - Class C	Merrill Lynch Pierce, Fenner & Smith FBO Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	20.68
Strategic Income Fund - Class C	Charles Schwab & Company Custody Account FBO Customers 211 Main St. San Francisco, CA 94105-1905	9.77
Strategic Income Fund - Class C	First Clearing LLC Custody Account FBO Customers 2801 Market St. St. Louis, MO 63103-2523	16.88
Strategic Income Fund - Class C	UBS WM USA Omni Account Attn: Department Manager 499 Washington Blvd., 9th Floor Jersey City, NJ 07310-2055	12.37
Strategic Income Fund - Class C	RBC Capital Markets, LLC Mutual Fund Omnibus Processing Attn: Mutual Fund Ops Manager 510 Marquett Ave. S Minneapolis, MN 55402-1110	5.07
Strategic Income Fund - Class C	Raymond James 880 Carillon Parkway St. Petersburg, FL 33716	7.88
Strategic Income Fund - Class I	Morgan Stanley Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	18.20
Strategic Income Fund - Class I	Merrill Lynch Pierce, Fenner & Smith FBO Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	22.61
Strategic Income Fund - Class I	First Clearing LLC Custody Account FBO Customers 2801 Market St. St. Louis, MO 63103-2523	9.97
Strategic Income Fund - Class I	UBS WM USA Omni Account Attn: Department Manager 499 Washington Blvd., 9th Floor Jersey City, NJ 07310-2055	6.77
Strategic Income Fund - Class I	RBC Capital Markets, LLC Mutual Fund Omnibus Processing Attn: Mutual Fund Ops Manager 510 Marquett Ave. S Minneapolis, MN 55402-1110	30.37

74

Name of Fund and Class	Name and Address	Percentage of Total Shares Outstanding (%)
Unconstrained Bond – Class A	HGI Group Ltd. 201 Bishopsgate London ED2M 3AE England UK	99.26
Unconstrained Bond – Class C	HGI Group Ltd. 201 Bishopsgate London ED2M 3AE England UK	87.83
Unconstrained Bond – Class C	Stuart A Smith MD PC PEN Plan 8646 Carbella Circle Myrtle Beach, SC 29579-5115	6.68
Unconstrained Bond – Class I	HGI Group Ltd. 201 Bishopsgate London ED2M 3AE England UK	87.93
Unconstrained Bond – Class I	Henderson All Asset Fund Attn: Treasurer 737 N. Michigan Ave., Suite 1700 Chicago, IL 60611-6652	12.02
US Growth Opportunities Fund – Class A	Charles Schwab & Company Custody Account FBO Customers 211 Main St. San Francisco, CA 94105-1905	95.12
US Growth Opportunities Fund – Class C	HGI Group Ltd. 201 Bishopsgate London ED2M 3AE England UK	28.39
US Growth Opportunities Fund – Class C	National Financial Services LLC FBO Customers Attn: Mutual Funds 499 Washington Blvd. Jersey City, NJ 07310-2010	62.46
US Growth Opportunities Fund – Class C	Stifel Nicolaus & Company Inc. 501 N Broadway, 8th Floor Saint Louis, MO 63102-2137	9.15
US Growth Opportunities Fund – Class I	Frederick R. Croen & Amy S. Croen 1313 N. Franklin PL, Apt 1804 Milwaukee, WI 53202-2989	23.17
US Growth Opportunities Fund – Class I	Michelle J. Picard 4908 N Woodburn Street Whitefish Bay, WI 53217-6065	23.17
US Growth Opportunities Fund – Class I	Priebe Living Trust W1663 N Bloomfield Road Lake Geneva, WI 53147-4433	23.17
US Growth Opportunities Fund – Class I	William S. Priebe & Lindsay K. Priebe 260 Legend Heights Ct Wales, WI 53183-9537	23.17

75

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser and Subadviser.  HGINA, 737 North Michigan Avenue, Suite 1700, Chicago, IL 60611 is the Funds’ investment adviser.  HIML, 201 Bishopsgate, London UK EC2M 3AE is the Funds’ Subadviser for each Fund other than the High Yield Opportunities Fund and the US Growth Opportunities Fund.  Henderson Geneva Capital Management, 100 E. Wisconsin Avenue, Suite 2550, Milwaukee, WI 53202 is the US Growth Opportunities Fund’s Subadviser.  The Adviser, HIML, and Geneva are indirect, wholly-owned subsidiaries of Henderson Group plc.

As a global money manager, Henderson Group plc and its affiliates provide a full spectrum of investment products and services to institutions and individuals around the world.  Headquartered in London at 201 Bishopsgate, London, UK EC2M 3AE, Henderson Global Investors has been managing assets for clients since 1934.

The Adviser provides investment advisory services to the Funds pursuant to an Investment Advisory Agreement (the “Advisory Agreement”).  HIML provides investment advisory services to each Fund, except the High Yield Opportunities Fund and the US Growth Opportunities Fund, pursuant to a Sub-Advisory Agreement.  Geneva provides investment advisory services to the US Growth Opportunities Fund pursuant to a Sub-Advisory Agreement (together with the HIML Sub-Advisory Agreement, each a “Sub-Advisory Agreement”).

Pursuant to the Advisory Agreement, the Adviser acts as each Fund’s adviser, oversees the management of its investments, and administration of its business affairs, furnishes office facilities and equipment, provides clerical, bookkeeping and administrative services, provides shareholder and information services and permits any of its principals or employees to serve without compensation as trustees or officers of the Trust if elected to such positions.  In addition to the advisory fee, each Fund pays the expenses of its operations, including a portion of the Trust’s general administrative expenses, allocated on the basis of a Fund’s relative net assets.  Expenses that will be borne directly by the Funds include, but are not limited to, the following:  fees and expenses of independent registered public accounting firm, counsel, custodian and transfer agent, costs of reports and notices to shareholders, stationery, printing, postage, costs of calculating net asset value, brokerage commissions or transaction costs, taxes, registration fees, the fees and expenses of qualifying each Fund and its shares for distribution under federal and state securities laws and membership dues in the Investment Company Institute or any similar organization.

Each Fund pays the Adviser a monthly fee for providing investment advisory services at an annual rate of each Fund’s average daily net assets as set forth below.

All Asset Fund	International Long/Short Equity Fund
0.40%	1.25%
Dividend & Income Builder Fund	International Opportunities Fund
0.75% for the first $1 billion;	1.00% for the first $2 billion;
0.65% for the next $1billion:	0.90% for the next $1 billion;
0.55% for the balance thereafter.	0.80% for the next $1 billion;
Emerging Markets Fund	0.70% for the next billion;
1.00% for the first $1 billion;	0.60% for the next $5 billion; and
0.90% for the next $1 billion; and	0.50% for the balance thereafter.
0.85% for the balance thereafter.	International Select Equity Fund
European Focus Fund	0.65%

76

1.00% for the first $500 million;	Strategic Income Fund1
0.90% for the next $1 billion;	0.55% for the first $1 billion;
0.85% for the next $1 billion; and	0.50% for the next $500 million; and
0.80% for the balance thereafter.	0.45% for the balance thereafter.
Global Equity Income Fund	Unconstrained Bond Fund
0.85% for the first $1 billion;	0.65% for the first $1 billion;
0.65% for the next $1 billion; and	0.55% for the next $1 billion; and
0.60% for the balance thereafter.	0.50% for the balance thereafter.
Global Technology Fund	US Growth Opportunities Fund
0.90% for the first $1 billion;	0.75% for the first $1 billion;
0.80% for the balance thereafter.	0.70% for the next $1 billion; and
High Yield Opportunities Fund	0.65% for the balance thereafter.
0.65% for the first $1 billion;
0.55% for the next $1 billion; and
0.50% for the balance thereafter.
________________
1
The fee is based upon the Fund’s average managed assets. Managed assets mean the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). Since the Fund pays the Adviser based on the Fund’s average managed assets, which include the proceeds of leverage, the Adviser’s fee will be higher if the Fund is leveraged.

Under each Sub-Advisory Agreement, each Subadviser provides research, advice and recommendations with respect to the purchase and sale of securities and makes investment decisions regarding assets of the Funds subject to the oversight of the Board and the Adviser.

The Adviser pays HIML a monthly fee for providing investment subadvisory services at an annual rate of the  average daily net assets of each Fund, except the High Yield Opportunities Fund and the US Growth Opportunities Fund, as set forth below.

All Asset Fund	0.35%.
Dividend & Income Builder Fund	0.35%.
Emerging Markets Fund	0.35%.
European Focus Fund	0.35%.
Global Equity Income Fund	0.35%.
Global Technology Fund	0.35%.
International Long/Short Equity Fund	0.35%
International Opportunities Fund	0.35%.
International Select Equity Fund	0.35%.

77

Strategic Income Fund	0.35%
Unconstrained Bond Fund	0.35%.

The Adviser pays Geneva a monthly fee for providing investment subadvisory services at an annual rate of 0.35% of the  US Growth Opportunities Fund’s average.

The advisory fees and other expenses of the Funds reimbursed by the Adviser for the Funds during the last three fiscal years are set forth below.

Fiscal year ended December 31, 2012
	Contractual Advisory Fees	Advisory Fees Waived	Other Expenses Reimbursed by the Adviser
Strategic Income Fund	$ 267,705	$ 121,190	—

Period ended July 31, 2013
	Contractual Advisory Fees	Advisory Fees Waived	Other Expenses Reimbursed by the Adviser
Strategic Income Fund	$ 171,081	$ 105,685	—

	Fiscal year ended July 31, 2013
	Contractual Advisory Fees	Advisory Fees Waived	Other Expenses Reimbursed by the Adviser
All Asset Fund	$ 206,606	$104,677	—
Dividend & Income Builder Fund1	$ 18,055	$ 18,055	$127,835
Emerging Markets Fund	$ 238,880	$ 73,307	—
European Focus Fund	$ 5,620,095	—	—
Global Equity Income Fund	$11,796,860	—	—
Global Technology Fund	$ 3,267,507	—	—
High Yield Opportunities Fund2	$ 41,917	$ 41,917	$ 24,617
International Opportunities Fund	$25,159,668	—	—
_______
1.      The Dividend & Income Builder Fund commenced operations on August 1, 2012.
2.      The High Yield Opportunities Fund commenced operations on April 30, 2013.

Fiscal year ended July 31, 2014
Contractual Advisory Fees	Advisory Fees Waived	Other Expenses Reimbursed by the Adviser
All Asset Fund	$ 290,274	$ 28,293	—
Dividend & Income Builder Fund	$ 141,292	$ 119,222	—
Emerging Markets Fund	$ 275,081	$ 42,830	—
European Focus Fund	$ 15,602,343	—	—
Global Equity Income Fund	$ 18,873,943	—	—
Global Technology Fund	$ 3,657,356	—	—
High Yield Opportunities Fund	$ 175,107	$ 144,930	—
International Long/Short Equity Fund1	—	—	—

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Fiscal year ended July 31, 2014
Contractual Advisory Fees	Advisory Fees Waived	Other Expenses Reimbursed by the Adviser
International Opportunities Fund	$ 33,462,442	—	—
International Select Equity Fund2	—	—	—
Strategic Income Fund	$ 234,269	$ 112,806	—
Unconstrained Bond Fund3	$ 108,037	$ 108,037	$ 85,994
US Growth Opportunities Fund4	—	—	—
_______
1.      The International Long/Short Equity Fund commenced operations on December 9. 2014.
2.      The International Select Equity Fund commenced operations on September 30, 2014.
3.      The Unconstrained Bond Fund commenced operations on December 20, 2013.
4.      The US Growth Opportunities Fund commenced operations on December 18, 2014.

Fiscal year ended July 31, 2015
	Contractual Advisory Fees	Advisory Fees Waived	Other Expenses Reimbursed by the Adviser
All Asset Fund	$ 254,867	$ 28,406	—
Dividend & Income Builder Fund	$ 299,691	$ 70,824	—
Emerging Markets Fund	$ 266,650	$ 87,045	—
European Focus Fund	$ 23,334,092	—	—
Global Equity Income Fund	$ 22,435,299	—	—
Global Technology Fund	$ 2,856,985	—	—
High Yield Opportunities Fund	$ 173,998	$ 78,611	—
International Long/Short Equity Fund1	$ 43,971	$ 43,971	$ 169,528
International Opportunities Fund	$ 37,328,099	—	—
International Select Equity Fund2	$ 27,888	$ 27,888	$ 104,411
Strategic Income Fund	$ 630,478	$ 83,868	—
Unconstrained Bond Fund	$ 178,202	$ 178,202	$ 56,648
US Growth Opportunities Fund3	$ 28,907	$ 28,907	$ 63,005
_______
1.      The International Long/Short Equity Fund commenced operations on December 9. 2014.
2.      The International Select Equity Fund commenced operations on September 30, 2014.
3.      The US Growth Opportunities Fund commenced operations on December 18, 2014.

With respect to each Fund, the Adviser has agreed to waive its management fee and, if necessary, to reimburse other operating expenses of a Fund to the extent necessary to limit total annual operating expenses (excluding Distribution and/or Service (12b-1) fees, acquired fund fees and expenses on underlying funds owned, interest, taxes, brokerage commissions and other investment-related costs including dividend and interest expenses on securities sold short and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business) to:  0.60% of the Fund’s average daily net assets for the All Asset Fund, 1.05% of the Fund’s average daily net assets for the Dividend & Income Builder Fund, 1.75% of the Fund’s average daily net assets for the European Focus Fund, Global Technology Fund and International Opportunities Fund, 1.15% of the Fund’s average daily net assets for Global Equity Income Fund, 1.54% of the Fund’s average daily net assets for Emerging Markets Fund, 0.85% of the Fund’s average daily net assets for the High Yield Opportunities Fund and Strategic Income Fund, 1.50% of the Fund’s average daily net assets for International Long/Short Equity Fund, 0.89% of the Fund’s average daily net assets for International Select Equity Fund, 0.90% of the Fund’s average daily net assets for Unconstrained Bond Fund, and 0.95% of the US Growth Opportunities Fund’s average daily net assets for US Growth

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Opportunities Fund.  These contractual arrangements will remain in effect until July 31, 2020 for each Fund.

Each of the Advisory Agreement and Sub-Advisory Agreement for a Fund continues in effect from year to year for so long as its continuation is approved at least annually (a) by a vote of a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust and (b) by the shareholders of a Fund or the Board.  Each agreement may be terminated at any time, upon 60 days’ written notice by either party.  Each agreement may also be terminated at any time either by vote of the Board or by a majority vote of the outstanding voting shares of the subject portfolio.  Each agreement shall terminate automatically in the event of its assignment.  The agreements provide that the Adviser and Subadviser shall not be liable for any error of judgment or of law, or for any loss suffered by a Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Subadviser in the performance of its respective obligations and duties under the applicable agreement.

Upon termination of the Advisory Agreement and when so requested by the Adviser, the Trust will refrain from using the name “Henderson” in its name or in its business in any form or combination.

Distributor.  The Distributor, Foreside Fund Services, LLC., Three Canal Plaza, Suite 100, Portland, Maine 04101 serves as the distributor of each Fund’s shares pursuant to a Distribution Agreement with the Trust (the “Distribution Agreement”).  The Distributor distributes shares of each Fund through broker-dealers who are members of the Financial Industry Regulatory Authority and who have executed dealer agreements with the Distributor.  The Distributor continually distributes shares of each Fund on a best efforts basis.  The Distributor is not obligated to sell any specific amount of Fund shares.  Each Fund reserves the right to suspend or discontinue distribution of shares.

The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.  The Distributor is not affiliated with the Adviser, State Street or their affiliates.

You may purchase and redeem shares through financial intermediaries who are authorized to accept purchase and redemption orders on each Fund’s behalf.  Certain intermediaries may authorize their agents to receive purchase and redemption orders on their behalf.  Each Fund will be deemed to have received a purchase or redemption order when an authorized intermediary or, if applicable, an intermediary’s authorized designee, accepts the order.  Client orders will be priced at each Fund’s net asset value next computed after an authorized intermediary or the intermediary’s authorized designee accepts them.

Pursuant to the Distribution Agreement, the Distributor is entitled to deduct a commission on all Class A shares sold equal to the difference, if any, between the public offering price, as set forth in each Fund’s then-current Prospectus, and the net asset value on which such price is based.  Out of that commission, the Distributor may reallow to dealers such concession as the Distributor may determine from time to time.  In addition, the Distributor is entitled to deduct a contingent deferred sales charge (“CDSC”) on the redemption of Class A shares sold without an initial sales charge and Class C shares, in accordance with, and in the manner set forth in, the Prospectus.

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Under the Distribution Agreement, each Fund bears, among other expenses, the expenses of registering and qualifying its shares for sale under federal and state securities laws and preparing and distributing to existing shareholders periodic reports, proxy materials and prospectuses.

The Distribution Agreement will continue in effect for successive one-year periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees, cast in person at a meeting called for that purpose and by the vote of either a majority of the entire Board or a majority of the outstanding voting securities of each Fund.  The Distribution Agreement may be terminated with respect to any Fund at any time, without payment of any penalty, by the Distributor on 60 days’ written notice to the Fund or by a Fund by vote of either a majority of the outstanding voting securities of the Fund or a majority of the Independent Trustees on 60 days’ written notice to the Distributor.  The Distribution Agreement shall terminate automatically in the event of its assignment.

The Adviser, at its expense, pays the Distributor a fee for certain distribution-related services which includes that employees of the Adviser may serve as registered representatives of the Distributor to facilitate distribution of Fund shares.

Distribution Plan.  The Trust has adopted a distribution plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act pertaining to the European Focus Fund’s, Global Technology Fund’s and Strategic Income Fund’s Class A and Class C shares, the International Opportunities Fund’s Class A, Class C and Class R shares and the All Asset Fund’s, Dividend & Income Builder Fund’s, Emerging Markets Fund’s, Global Equity Income Fund’s, High Yield Opportunities Fund’s, International Long/Short Equity Fund, International Select Equity Fund’s, Unconstrained Bond Fund’s, and US Growth Opportunities Fund’s Class A and Class C shares.  In adopting the Plan, the Independent Trustees have concluded in accordance with the requirements of Rule 12b-1 that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders.  The Trustees of the Trust believe that the Plan should result in greater sales and/or fewer redemptions of each Fund’s shares, although it is impossible to know for certain the level of sales and redemptions of a Fund’s shares in the absence of the Plan or under an alternative distribution arrangement.

Under the Plan, each Fund pays the Distributor a 12b-1 fee of 0.25% of the average daily net assets attributable to its Class A shares and a 12b-1 fee of 1.00% of the average daily net assets attributable to its Class C shares, respectively.  Under the Plan, the International Opportunities Fund pays the Distributor a 12b-1 fee of 0.50% of the average daily net assets attributable to its Class R shares.

Under the Plan, the Distributor may use up to 0.75% of 12b-1 fees for distribution-related activities and up to 0.25% of 12b-1 fees for shareholder servicing for Class C shares.  The Distributor uses the entire amount of the 12b-1 fees for distribution for Class A and Class R shares.  These fees constitute compensation to the Distributor and are not dependent on the Distributor’s expenses incurred.  The distribution fees for a specific class may be used to cover expenses incurred in promoting the sale of that class of shares, including (i) the costs of printing and distributing to prospective investors prospectuses, statements and sales literature; (ii) payments to investment professionals and other persons who provide support services in connection with the distribution of shares; (iii) overhead and other distribution related expenses; and (iv) accruals for interest on the amount of the foregoing expenses that exceed distribution fees and CDSCs.  The distribution fee for Class C shares may also be used to finance the costs of advancing sales commissions to investment representatives.  These fees may also be used

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to finance the costs incurred by the Adviser for marketing-related activities.  The Distributor may reallow all or a portion of these fees to broker-dealers entering into selling agreements with it.  The shareholder servicing fees will be used primarily to pay selling dealers and their agents for servicing and maintaining shareholder accounts.  However, the shareholder service fees may be used to pay for, among other things, advising clients or customers regarding the purchase, sale or retention of shares of the Fund, answering routine inquiries concerning the Fund and assisting shareholders in changing options or enrolling in specific plans.  Pursuant to an agreement between the Distributor and the Adviser, amounts retained by the Distributor are used to reimburse the Adviser for sales and marketing expenses incurred directly by the Adviser.

Among other things, the Plan provides that (1) the Distributor will submit to the Board at least quarterly, and the Trustees will review, written reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made; (2) the Plan will continue in effect only so long as such continuance is approved at least annually, and any material amendment thereto is approved, by the votes of a majority of the Board, including the Independent Trustees, cast in person at a meeting called for that purpose; (3) payments by each Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class; and (4) while the Plan is in effect, the selection and nomination of Independent Trustees shall be committed to the discretion of the Trustees who are not “interested persons” of the Trust.

If the Distribution Agreement or the Plan are terminated (or not renewed) with respect to any of the Henderson Funds (or class of shares thereof), each may continue in effect with respect to any other Henderson Fund (or class of shares thereof) as to which they have not been terminated (or have been renewed).

During the last three fiscal years, the Distributor received and retained sales loads on the sale of shares of each of the Funds as shown below.  Pursuant to an agreement between the Distributor and the Adviser, amounts retained by the Distributor are not held for profit at the Distributor, but instead are used to reimburse the Adviser for sales and marketing expenses incurred directly by the Adviser.

Fiscal Year Ended July 31, 2013	Fiscal Year Ended July 31, 2014	Fiscal Year Ended July 31, 2015
All Asset Fund
Class A
Received	$ 124,527	$ 53,418	$ 11,290
Retained	$ 10,481	$ 4,595	$ 945
Dividend & Income Builder Fund1
Class A
Received	$ 30,569	$ 135,344	$ 96,873
Retained	$ 2,482	$ 11,839	$ 8,001
Emerging Markets Fund
Class A
Received	$ 49,091	$ 73,788	$ 28,124
Retained	$ 3,643	$ 5,536	$ 2,116
European Focus Fund
Class A
Received	$ 543,629	$3,822,558	$ 2,656,621
Retained	$ 43,288	$ 361,575	$ 251,962
Global Equity Income Fund
Class A

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Fiscal Year Ended July 31, 2013	Fiscal Year Ended July 31, 2014	Fiscal Year Ended July 31, 2015
Received	$ 3,928,782	$5,540,272	$ 5,049,046
Retained	$ 337,724	$ 517,122	$ 473,508
Global Technology Fund
Class A
Received	$ 287,534	$ 260,450	$ 202,539
Retained	$ 25,582	$ 25,181	$ 19,149
High Yield Opportunities Fund2
Class A
Received	$ 2,400	$ 3,121	$ 14,115
Retained	$ 280	$ 338	$ 1,467
International Long/Short Equity Fund3
Class A
Received	—	—	—
Retained	—	—	—
International Opportunities Fund
Class A
Received	$ 369,444	$1,034,007	$ 1,184,727
Retained	$ 31,615	$ 100,596	$ 111,894
International Select Equity Fund4
Class A
Received	—	—	$ 289
Retained	—	—	$ 39
Unconstrained Bond Fund5
Class A
Received	—	—	—
Retained	—	—	—
US Growth Opportunities Fund6
Class A
Received	—	—	—
Retained	—	—	—
_______
1.      The Dividend & Income Builder Fund commenced operations on August 1, 2012.
2.      The High Yield Opportunities Fund commenced operations on April 30, 2013.
3.      The International Long/Short Equity Fund commenced operations on December 9, 2014.
4.      The International Select Equity Fund commenced operations on September 30, 2014.
5.      The Unconstrained Bond Fund commenced operations on December 20, 2013.
6.      The US Growth Opportunities Fund commenced operations on December 18, 2014.

	Fiscal Year Ended December 31, 2012	Period Ended July 31, 2013	Fiscal Year Ended July 31, 2014	Fiscal Year Ended July 31, 2015
Strategic Income Fund
Class A
Received	$ 38,197	$ 11,609	$ 11,339	$ 119,183
Retained	$ 4,140	$ 1,278	$ 1,221	$ 14,302

The fees paid to the Distributor pursuant to the Plan for the Class A shares for the Funds for the last three fiscal years are set forth in the table below.

	Class A Shares Fiscal year ended July 31, 2013		Class A Shares Fiscal year ended July 31, 2014		Class A Shares Fiscal year ended July 31, 2015
	Distribution and Service Fees	Contingent Deferred Sales Charge	Distribution and Service Fees	Contingent Deferred Sales Charge	Distribution and Service Fees	Contingent Deferred Sales Charge
All Asset Fund	$ 26,552	$ —	$ 25,119	—	$ 17,827	—
Dividend & Income Builder Fund1	$ 799	$ —	$ 30,172	—	$ 37,521	—

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	Class A Shares Fiscal year ended July 31, 2013		Class A Shares Fiscal year ended July 31, 2014		Class A Shares Fiscal year ended July 31, 2015
	Distribution and Service Fees	Contingent Deferred Sales Charge	Distribution and Service Fees	Contingent Deferred Sales Charge	Distribution and Service Fees	Contingent Deferred Sales Charge
Emerging Markets Fund	$ 21,861	$ 20	$ 25,575	—	$ 20,269	—
European Focus Fund	$ 677,263	$ —	$1,712,385	$ 1,850	$1,671,205	$317,907
Global Equity Income Fund	$1,439,581	$ —	$2,155,407	$ 34,673	$1,642,458	$ 23,791
Global Technology Fund	$ 405,015	$ —	$ 433,715	—	$ 293,981	$ 2,910
High Yield Opportunities Fund2	$ 669	$ —	$ 4,110	—	$ 7,066	—
International Long/Short Equity Fund3	$ —	$ —	—	—	$ 227	—
International Opportunities Fund	$3,340,106	$ 2,641	$4,672,201	$ 22,556	$4,104,859	$ 70
International Select Equity Fund4	$ —	$ —	—	—	$ 321	—
Unconstrained Bond Fund5	$ —	$ —	$ 1,659	—	$ 2,566	—
US Growth Opportunities Fund6	$ —	$ —	—	—	$ 1,341	—
_______
1.      The Dividend & Income Builder Fund commenced operations on August 1, 2012.
2.      The High Yield Opportunities Fund commenced operations on April 30, 2013.
3.      The International Long/Short Equity Fund commenced operations on December 9, 2014.
4.      The International Select Equity Fund commenced operations on September 30, 2014.
5.      The Unconstrained Bond Fund commenced operations on December 20, 2013.
6.      The US Growth Opportunities Fund commenced operations on December 18, 2014.

Class A Shares Fiscal Year Ended December 31, 2012
	Distribution and Service Fees	Contingent Deferred Sales Charge
Strategic Income Fund	$ 40,071	$ —

	Class A Shares Period ended July 31, 2013		Class A Shares Fiscal Year Ended July 31, 2014		Class A Shares Fiscal Year Ended July 31, 2015
	Distribution and Service Fees	Contingent Deferred Sales Charge	Distribution and Service Fees	Contingent Deferred Sales Charge	Distribution and Service Fees	Contingent Deferred Sales Charge
Strategic Income Fund	$ 27,251	$ —	$ 31,640	$ —	$50,120	$ 154

The fees paid to the Distributor pursuant to the Plan for the Class C shares for the last three fiscal years for the Funds are set forth in the table below.

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	Class C Shares Fiscal year ended July 31, 2013		Class C Shares Fiscal year ended July 31, 2014		Class C Shares Fiscal year ended July 31, 2015
	Distribution and Service Fees	Contingent Deferred Sales Charge	Distribution and Service Fees	Contingent Deferred Sales Charge	Distribution and Service Fees	Contingent Deferred Sales Charge
All Asset Fund	$ 53,029	$ 1,267	$ 103,846	$ 7,412	$ 115,619	$ 2,564
Dividend & Income Builder Fund1	$ 1,261	$ —	$ 25,434	$ 203	$ 100,423	$ 443
Emerging Markets Fund	$ 30,416	$ 561	$ 35,794	$ 247	$ 34,741	$ 436
European Focus Fund	$ 952,331	$ 4,617	$1,967,247	$ 32,098	$ 2,874,260	$123,920
Global Equity Income Fund	$4,553,140	$ 29,658	$8,022,476	$ 91,396	$10,092,386	$133,949
Global Technology Fund	$ 700,975	$ 7,672	$ 802,461	$ 12,068	$ 810,406	$ 10,668
High Yield Opportunities Fund2	$ 2,503	$ —	$ 10,602	—	$ 11,940	$ 193
International Long/Short Equity Fund3	$ —	$ —	—	—	$ 649	—
International Opportunities Fund	$4,148,679	$ 6,838	$4,717,981	$ 14,656	$ 5,076,554	$ 27,612
International Select Equity Fund4	$ —	$ —	—	—	$ 902	—
Unconstrained Bond Fund5	$ —	$ —	$ 6,156	—	$ 11,251	—
US Growth Opportunities Fund6	$ —	$ —	—	—	$ 65	—
_______
1.      The Dividend & Income Builder Fund commenced operations on August 1, 2012.
2.      The High Yield Opportunities Fund commenced operations on April 30, 2013.
3.      The International Long/Short Equity Fund commenced operations on December 9, 2014.
4.      The International Select Equity Fund commenced operations on September 30, 2014.
5.      The Unconstrained Bond Fund commenced operations on December 20, 2013.
6.      The US Growth Opportunities Fund commenced operations on December 18, 2014.

	Class C Shares Fiscal Year Ended December 31, 2012
	Distribution and Service Fees	Contingent Deferred Sales Charge
Strategic Income Fund	$222,224	$ 582

	Class C Shares Period Ended July 31, 2013		Class C Shares Fiscal Year Ended July 31, 2014		Class C Shares Fiscal Year Ended July 31, 2015
	Distribution and Service Fees	Contingent Deferred Sales Charge	Distribution and Service Fees	Contingent Deferred Sales Charge	Distribution and Service Fees	Contingent Deferred Sales Charge
Strategic Income Fund	$ 123,230	$ 15	$ 175,216	$ 716	$251,605	$ 4,811

The fees paid to the Distributor pursuant to the Plan for the Class R shares for the last three fiscal years for the International Opportunities Fund is set forth in the table below.

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	Class R Shares Fiscal year ended July 31, 2013		Class R Shares Fiscal year ended July 31, 2014		Class R Shares Fiscal year ended July 31, 2015
	Distribution and Service Fees	Contingent Deferred Sales Charge	Distribution and Service Fees	Contingent Deferred Sales Charge	Distribution and Service Fees	Contingent Deferred Sales Charge
International Opportunities Fund	$34,031	$ —	$42,880	—	$56,027	—

The amounts in the table below were spent pursuant to the Plan during the fiscal year ended July 31, 2015.

	Compensation to Dealers	Financing of Advance Commissions	Other1
All Asset Fund	$98,340	$35,189	$ —
Dividend & Income Builder Fund	$65,027	$72,484	$433
Emerging Markets Fund	$50,571	$4,423	$16
European Focus Fund	$3,321,367	$1,215,191	$8,907
Global Equity Income Fund	$8,663,960	$3,060,003	$10,881
Global Technology Fund	$1,034,410	$74,540	$ —
High Yield Opportunities Fund	$4,676	$11,741	$2,590
International Long/Short Equity Fund2	$55	$574	$152
International Opportunities Fund	$8,502,058	$723,457	$11,925
International Select Equity Fund3	$114	$902	$207
Strategic Income Fund	$211,902	$89,286	$537
Unconstrained Bond Fund	$917	$10,474	$2,426
US Growth Opportunities Fund4	$1,349	$141	$12
_______
1.	Aggregate amount paid for advertising, printing and mailing of prospectuses for other than current shareholders and compensation to sales personnel.
2.	The International Long/Short Equity Fund commenced operations on December 9,2014.
3.      The International Select Equity Fund commenced operations on September 30, 2014.
4.      The US Growth Opportunities commenced operations on December 18, 2014.

Custodian.  State Street Bank and Trust Company, located at One Lincoln Street, Boston, MA 02111, serves as the custodian (“State Street”) to the Funds.  Pursuant to the terms and provisions of the custodian contract between State Street and the Trust, State Street computes each Fund’s net asset value and keeps the book account for each Fund.

Transfer Agent And Dividend Disbursing Agent. State Street serves as the transfer and dividend disbursing agent (the “Transfer Agent”) for the Funds pursuant to the transfer agency and registrar agreement with the Trust, under which the Transfer Agent (i) issues and redeems shares of the Funds, (ii) addresses and mails all communications by each Fund to its record owners, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts, (iv) responds to correspondence by shareholders of the Funds and (v) makes periodic reports to the Board concerning the operations of the Funds.

Administrator.  State Street serves as the administrator (the “Administrator”) for the Trust pursuant to an administration agreement (the “Administration Agreement”).  State Street has agreed to maintain office facilities for the Trust; oversee the computation of each Fund’s net asset value, net income and realized capital gains, if any; furnish statistical and research data, clerical services, and stationery and office supplies; prepare various reports for filing with the appropriate regulatory agencies; and prepare various materials required by the SEC or any state securities commission having jurisdiction over the Trust.  The Administration Agreement

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provides that the Administrator performing services thereunder shall not be liable under the Agreement except for the negligence or willful misconduct of the Administrator, its officers or employees.  As compensation for these services, each Fund pays State Street an annual administration fee based upon a percentage of the average net assets of such Fund.

The fees paid to the Administrator for the last three fiscal years for the Funds are set forth below.

	Fiscal Year Ended July 31, 2013	Fiscal Year Ended July 31, 2014	Fiscal Year Ended July 31, 2015
All Asset Fund	$ 12,947	$ 18,133	$ 15,736
Dividend & Income Builder Fund1	$ 602	$ 4,707	$ 9,839
Emerging Markets Fund	$ 5,987	$ 6,874	$ 6,588
European Focus Fund	$ 142,687	$ 424,378	$ 643,603
Global Equity Income Fund	$ 377,820	$ 661,037	$ 798,833
Global Technology Fund	$ 81,947	$ 92,179	$ 78,474
High Yield Opportunities Fund2	$ 1,612	$ 6,732	$ 6,609
International Long/Short Equity Fund3	—	—	$ 862
International Opportunities Fund	$ 639,066	$ 881,939	$ 1,001,530
International Select Equity Fund4	—	—	$ 1,055
Unconstrained Bond Fund5	—	$ 4,152	$ 6,771
US Growth Opportunities Fund6	—	—	$ 942
_______
1.      The Dividend & Income Builder Fund commenced operations on August 1, 2012.
2.      The High Yield Opportunities Fund commenced operations on April 30, 2013.
3.      The International Long/Short Equity Fund commenced operations on December 9, 2014.
4.      The International Select Equity Fund commenced operations on September 30, 2014.
5.      The Unconstrained Bond Fund commenced operations on December 20, 2013.
6.      The US Growth Opportunities Fund commenced operations on December 19, 2014.

	Fiscal Year Ended December 31, 2012	Period Ended July 31, 2013	Fiscal Year Ended July 31, 2014	Fiscal Year Ended July 31, 2015
Strategic Income Fund	$12,208	$7,776	$10,644	$28,179

Independent Registered Public Accounting Firm.  Ernst & Young LLP, located at 155 N. Wacker Drive, Chicago, Illinois 60606, has been selected as independent registered public accounting firm for the Trust.  The audit services performed by Ernst & Young LLP include audits of the annual financial statements of each of the Funds of the Trust.  Other services provided principally relate to filings with the SEC and the preparation of the Funds’ tax returns.

Outside Counsel.  The law firm of Vedder Price P.C. serves as counsel to the Funds.  K&L Gates LLP serves as counsel to the Independent Trustees.

Intermediaries.  Shares of the Funds are often purchased through financial intermediaries who are agents of the Funds for the limited purpose of completing purchases and sales.  These intermediaries may provide certain networking and sub-transfer agent services with respect to Fund shares held by that intermediary for its customers, and the intermediary may charge the Adviser a fee for those services.  The rate at which the Funds reimburse the Adviser for such fees charged by intermediaries is, with respect to non-omnibus accounts, up to $12.00 per open account for networking fees charged based upon a per account basis, and up to 0.05% of average daily net assets per account for networking fees charged based on basis points.  The rate at which the Funds reimburse the Adviser for such fees charged by intermediaries is, with respect to omnibus accounts, as follows:  (i) for accounts charged a per account networking fee, up to $20.00 per open account for Class C shares and up to $17.00 per

87

open account for all other share classes, (ii) for accounts charged based on basis points, up to 0.10% of average daily net assets of that account, and (iii) for closed accounts, up to the fee charged by the Funds’ Transfer Agent for closed accounts.  The Adviser bears any portion of the fees of an intermediary that is not reimbursed by the Funds.

PORTFOLIO MANAGERS

Portfolio Management.  Bill McQuaker, Paul O’Connor and Chris Paine are the portfolio managers for the All Asset Fund.

Alex Crooke, Job Curtis, Jenna Barnard, John Pattulo and Ben Lofthouse are the portfolio managers for the Dividend & Income Builder Fund.

Glen Finegan is the lead portfolio manager for the Emerging Markets Fund.

Stephen Peak is the lead portfolio manager for the European Focus Fund.

Alex Crooke and Job Curtis are the co-lead portfolio managers and Ben Lofthouse is a portfolio manager for the Global Equity Income Fund.

Stuart O’Gorman and Graeme Clark are the portfolio managers for the Global Technology Fund.

Kevin Loome is the portfolio manager for the High Yield Opportunities Fund.

Stephen Peak, Nicholas Cowley, Glen Finegan, Andrew Gillan, Ronan Kelleher, Bill McQuaker, Vincent Musumeci, Tim Stevenson and Ian Warmerdam are the portfolio managers for the International Opportunities Fund.

Stephen Peak, Steve Johnstone, Andrew Gillan, Vincent Musumeci, and Neil Hermon are the portfolio managers for the International Long/Short Equity Fund.

Matthew Beesley and Sanjeev Lakhani are the portfolio managers for the International Select Equity Fund.

John Pattullo and Jenna Barnard are the portfolio managers for the Strategic Income Fund.

Phillip Apel and Andrew Mulliner are the portfolio managers of the Unconstrained Bond Fund.

Michelle Picard, W. Scott Priebe and Derek Pawlak are the portfolio managers of the US Growth Opportunities Fund.

The following table lists the number and types of accounts managed by each individual and assets under management in those accounts as of July 31, 2015.  Unless noted otherwise, none of the portfolio managers managed any other accounts.

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Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($)	Pooled Investment Vehicle Accounts	Assets Managed ($)	Other Accounts	Assets Managed ($)	Total Assets Managed ($)
Phillip Apel	Henderson Unconstrained Bond Fund	26.38	Horizon Total Return Bond Fund Global Fixed Interest Total Return Fund	902.86 15.92			945.16
Jenna Barnard	Henderson Dividend & Income Builder Fund Henderson Strategic Income Fund	57.28 182.62	Preference & Bond Fund Strategic Bond Fund Cautious Managed Fund Fixed Interest Monthly Income Fund	1,024.34 2,034.37 3,192.00 1,011.84			7,502.45
Matthew Beesley**	Henderson International Select Equity Fund	5.19	Horizon Global Opportunities Fund World Select Fund Global Equity Fund	5.74 206.10 4.13			221.16
Graeme Clark	Henderson Global Technology Fund	251.61					251.61
Nicholas Cowley	Henderson International Opportunities Fund (Emerging Markets)	117.09					117.09
Alex Crooke	Henderson Dividend & Income Builder Fund Henderson Global Equity Income Fund	57.28 3,414.37	Bankers Investment Trust Plc High Income Trust Global Equity Income Fund Global Equity Income Fund (AUS)	1,333.72 290.82 1,002.13 4.68			5,903.00
Job Curtis	Henderson Dividend & Income Builder Fund Henderson Global Equity Income Fund	57.29 3,414.37	The City of London Investment Trust Plc	1,907.77			5,379.43
Glen Finegan	Henderson Emerging Markets Fund Henderson International Opportunities Fund (Emerging Markets)	22.56 117.09	Gartmore Emerging Markets Fund Emerging Markets Opportunities Fund Gartmore Latin American Fund	45.15 192.41 46.76			423.97
Andrew Gillan	Henderson International Opportunities Fund (Asia Pacific) Henderson International Long/Short Equity	468.89 0.63					730.28

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Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($)	Pooled Investment Vehicle Accounts	Assets Managed ($)	Other Accounts	Assets Managed ($)	Total Assets Managed ($)
Neil Hermon	Henderson International Long/Short Equity Fund	0.86	UK Alpha Fund UK Smaller Companies Fund UK Smaller Companies Investment Trust Plc	603.85 196.73 852.01	1,653.45
Steve Johnstone	Henderson International Long/Short Equity	5.16			5.16
Ronan Kelleher	Henderson International Opportunities Fund	220.23	Gartmore Global Growth Fund	48.79	269.02
Sanjeev Lakhani	Henderson International Select Equity Fund	5.19			5.19
Ben Lofthouse	Henderson Dividend & Income Builder Fund Henderson Global Equity Income Fund	57.28 3,414.37	Global Equity Income Fund Global Equity Income Fund (AUS) International Income Trust Plc	1,002.13 4.68 138.08	4,616.74
Kevin Loome	Henderson High Yield Opportunities Fund	24.98	Horizon Global High Yield Bond Fund	97.92	122.9
Bill McQuaker	Henderson All Asset Fund Henderson International Opportunities Fund	51.95 4,257.94	Horizon Total Return Bond Fund Multi-Manager Managed Fund Multi-Manager Active Fund Multi-Manager Distribution Fund Multi-Manager Absolute Return Fund Multi-Manager Income & Growth Fund UK Strategic Income Unit Trust Diversified Growth Fund Horizon Global Multi-Asset Fund Multi-Manager Global Select Fund	902.86 509.81 302.71 262.62 204.95 682.81 18.41 252.21 117.43 80.23	7,643.93

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Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($)	Pooled Investment Vehicle Accounts	Assets Managed ($)	Other Accounts	Assets Managed ($)	Total Assets Managed ($)
Andrew Mulliner	Henderson Unconstrained Bond Fund	26.83	Henderson Institutional Overseas Bond Fund	302.73			329.56
Vincent Musumeci	Henderson International Opportunities Fund (Japan) Henderson International Long/Short Equity Fund (Japan)	801.07 1.15					802.22
Paul O’Connor	Henderson All Asset Fund	51.95	Multi-Manager Managed Fund Multi-Manager Active Fund Multi-Manager Distribution Fund Multi-Manager Absolute Return Fund Multi-Manager Income & Growth Fund UK Strategic Income Unit Trust Diversified Growth Fund Horizon Global Multi-Asset Fund Multi-Manager Global Select Fund	509.81 302.71 262.62 204.95 682.81 18.41 252.21 117.43 80.23			2,483.13
Stuart O’Gorman	Henderson Global Technology Fund	251.61	Henderson Horizon Global Technology Fund Henderson Global Technology Fund	2,316.35 657.70			3,225.66
Chris Paine	Henderson All Asset Fund	51.95	Diversified Growth Fund Horizon Global Multi-Asset Fund	252.21 117.43			421.59
John Pattulo	Henderson Dividend & Income Builder Fund Henderson Strategic Income Fund	57.28 182.62	Preference & Bond Fund Strategic Bond Fund Cautious Managed Fund Fixed Interest Monthly Income Fund	1,024.34 2,034.37 3,192.00 1,011.84			7,502.45
Derek Pawlak	Henderson US Growth Opportunities Fund	7.38	Henderson Horizon US Growth Fund	40.25	Separate Accounts	235.26	282.89
Stephen Peak	Henderson European Focus Fund Henderson International Opportunities Fund Henderson International Opportunities Fund	3,437.89 5.16 4,257.94					7,700.99

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Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($)	Pooled Investment Vehicle Accounts	Assets Managed ($)	Other Accounts	Assets Managed ($)	Total Assets Managed ($)
Michelle Picard	Nationwide Geneva Mid Cap Growth Fund Northern Funds Multi-Manager Mid Cap Fund BNY Mellon Mid Cap Multi-Strategy Fund Nationwide Geneva Small Cap Growth Fund Dreyfus Select Manager Small Cap Growth Fund Henderson US Growth Opportunities Fund	1,146.15 267.02 241.64 186.48 59.57 7.38	UBAM-GCM Midcap Equity Growth Henderson Horizon US Growth Fund	60.65 40.25	Separate Accounts	2,977.83	4,986.83
W. Scott Priebe	Nationwide Geneva Mid Cap Growth Fund Northern Funds Multi-Manager Mid Cap Fund BNY Mellon Mid Cap Multi-Strategy Fund Nationwide Geneva Small Cap Growth Fund Dreyfus Select Manager Small Cap Growth Fund Henderson US Growth Opportunities Fund	1,146.15 267.02 241.64 186.48 59.57 7.38	UBAM-GCM Midcap Equity Growth Henderson Horizon US Growth Fund	60.65 40.25	Separate Accounts	2,977.83	4,986.83
Tim Stevenson	Henderson International Opportunities Fund (Europe 2)	1249.11	Henderson Horizon Pan European Equity Fund Henderson Eurotrust Plc Bankers Investment Trust Plc Law Debenture	4,816.22 271.96 1,133.72 951.48			8,422.49
Ian Warmerdam	Henderson International Opportunities Fund (Global Growth)	220.23	Henderson Global Growth Fund Henderson Gartmore Global Growth Fund Bankers Investment Trust Plc	503.09 48.79 1,133.72			1,905.88
* Performance fee account.

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Portfolio Management Conflicts of Interest.  The Adviser seeks to foster a reputation for integrity and professionalism.  That reputation is a vital business asset.  The confidence and trust placed in us by investors is something that is highly valued and must be protected.  As a result, any activity that creates any actual or potential conflict of interest or even the appearance of any conflict of interest must be avoided and is prohibited.  A Code of Ethics has been adopted to ensure that those who have knowledge of portfolio transactions or other confidential client information will not be able to act thereon to the disadvantage of Henderson’s clients.  The Code of Ethics does not purport comprehensively to cover all types of conduct or transactions which may be prohibited or regulated by the laws and regulations applicable.

The portfolio managers responsible for managing the Funds may currently or in the future also manage one or more other accounts.  Other than potential conflicts between investment strategies, the side-by-side management of a Fund and other accounts may raise potential conflicts of interest due to certain trading practices used by the portfolio manager (e.g. allocation of aggregated trades).  Henderson has policies and procedures reasonably designed to mitigate these conflicts.  The portfolio managers may advise certain accounts under a performance fee arrangement.  A performance fee arrangement may create an incentive for a portfolio manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees.

Portfolio Management Compensation.  Following is a summary of the compensation received by Henderson’s investment professionals for all accounts managed and not just for the applicable Funds.  Henderson’s investment professionals have significant short and long-term financial incentives. In general, the compensation plan is based on:

•	Pre-defined, objective, measurable investment performance
•	Performance goals that are ambitious, but attainable
•	The plan provides an incentive for appropriately aggressive portfolio management to achieve maximum feasible results within the portfolio’s risk return parameters.

The compensation structure consists of four primary elements. There is a competitive base salary together with a short-term incentive bonus plan.  In addition, there are two further incentive-based packages for senior international investment professionals that reward staff on both individual and team performance, reflecting profitable asset growth.  “Profitable asset growth” refers to the increase in adviser revenues generated less the increase in costs.  It is typically calculated per adviser team on a calendar year basis.  Members of the relevant team receive a share of this growth, which is typically paid over a three year period.

Some managers are granted an award in a long-term incentive program that is based on several factors, including the profitability of Henderson Global Investors. Additionally, some managers participate in the distribution of performance-related fees if such funds are structured accordingly.  Currently, none of the Funds charge performance-related fees.

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A summary of the compensation package is as follows:

•	Basic Salaries: in line with or better than the industry average
•
Short Term Incentive Bonus: the STI bonus is usually the majority of the variable component, based largely on investment performance; for a typical fund manager, it can vary between 50 percent and 150 percent of the salary

•	Growth Equity Bonus Plan: the GEB is based on a team’s contribution to a rise in profits, it is designed to reward profitable asset growth
•	Long Term Incentive Plan: as described above
•	Employee Share Plans: from year to year, managers may be able to invest part of their remuneration in various share schemes which are then partially matched by Henderson
•
Performance-related fees: for some funds, any performance-related fee earned by the firm is shared with individuals generating that performance.  If a performance-related fee applies, compensation is based solely on performance and its terms are made public in the fund’s relevant disclosure document (i.e., prospectus or offering memorandum).  Performance-related fees may vary from fund to fund but are typically measured over a one year period and compare the fund’s returns to either (i) a peer group, (ii) an index or (iii) an absolute return.

Portfolio Management Fund Ownership.  As of July 31, 2015, the portfolio managers did not own shares of any of the Funds except the dollar range of shares owned beneficially and of record for the US Growth Opportunities Fund is over $1,000,000 for each of Michelle Picard and W. Scott Priebe, and is between $100,001-$500,000 with respect to Derek Pawlak and the dollar range of shares owned beneficially and of record for the High Yield Opportunities Fund is between $100,001-$500,000 with respect to Kevin Loome. The foregoing may include investments by the portfolio managers’ immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans.  The Funds’ shares are not registered to be sold outside of the US.  Many of the Funds’ portfolio managers reside outside of the US and are not eligible to purchase shares of the Funds.

BROKERAGE ALLOCATION

Subject to the overall oversight of the Board, the Adviser and each Subadviser place orders for the purchase and sale of a Fund’s portfolio securities.  The Adviser and Subadvisers seek the best price and execution obtainable on all transactions.  Purchases and sales of debt securities are usually principal transactions and therefore, brokerage commissions are usually not required to be paid by the Funds for such purchases and sales (although the price paid generally includes undisclosed compensation to the dealer).  The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally reflect the spread between the bid and asked prices.  In connection with OTC transactions, the Adviser and each Subadviser attempt to deal directly with the principal market makers, except in those circumstances where the Adviser and Subadvisers believe that a better price and execution are available elsewhere.

The Adviser and Subadvisers select broker-dealers to execute transactions and evaluate the reasonableness of commissions on the basis of quality, quantity, and the nature of the firms’ professional services.  Commissions to be charged and the rendering of investment services, including statistical, research, and counseling services by brokerage firms, are factors to be

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considered in the placing of brokerage business.  The types of research services provided by brokers may include general economic and industry data, and information on securities of specific companies.

Research services furnished to each Subadviser or its affiliates by brokers that effect securities transactions for the Funds may be used by a Subadviser or its affiliates in servicing other accounts which the Subadviser or its affiliates manage. Similarly, research services furnished to a Subadviser or its affiliates by brokers that effect securities transactions for other accounts which a Subadviser or its affiliates manage may be used by the Subadviser in servicing the Funds. Not all of these services may be used by a Subadviser in managing the Funds. For the fiscal year ended July 31, 2015, the Funds paid estimated commissions to brokers that provided research services as follows:

Total Dollar Amount of Brokerage Transactions Related to Research Services	Total Dollar Amount of Brokerage Commissions Paid on Transactions Related to Research Services
$ 8,598,940,000	$ 7,268,000

Subject to policies as may be established by the Board and applicable rules, the Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Funds.  In executing portfolio transactions, the Adviser seeks to obtain the best price and most favorable execution for the Funds, taking into account factors such as price (including the applicable brokerage commission or dealer spread), size and nature of the order, the need for timely execution, the liquidity or illiquidity of the market, the transparency of the market, difficulty of execution and operational facilities of the firm involved, the firm’s knowledge of the security, the firm’s ability to maintain confidentiality, the willingness of the firm to commit its capital, and the firm’s ability to provide access to new issues.  While the Adviser generally seeks lower commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

No Fund has any obligation to deal with any broker or group of brokers in the execution of portfolio transactions.  The Adviser may, consistent with the interests of the Funds and subject to the oversight of the Board, select brokers on the basis of the research, statistical and pricing services they provide to the Funds and other clients of the Adviser.  Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser or Subadviser under their respective agreements.  A commission paid to such brokers may be higher than that which another qualified broker may have charged for executing only the same transaction, provided that the Adviser or Subadviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser or Subadviser to a Fund and its other clients and that the total commissions paid by a Fund will be reasonable in relation to the benefits to a Fund over the long-term.  The Subadviser and its affiliates may participate in commission sharing arrangements where commissions incurred by their clients are used to compensate certain brokers who provide both proprietary and third party research.  All or a portion of the commissions paid by the Funds may be used to offset the Subadviser’s and its affiliates’ obligation to pay brokers for proprietary research services.

Brokerage commissions vary from year to year in accordance with the extent to which a particular Fund is more or less actively traded.

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Each Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares.  Each Fund will accept securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that the Adviser and Subadviser deem to be a desirable investment for each Fund.  The Trust may reject in whole or in part any or all offers to pay for any Fund shares with securities and may discontinue accepting securities as payment for any Fund shares at any time without notice.  The Trust will value accepted securities in the manner and at the same time provided for valuing portfolio securities of each Fund, and each Fund’s shares will be sold for net asset value determined at the same time the accepted securities are valued.  The Trust will only accept  securities delivered in proper form and will not accept securities subject to legal restrictions on transfer.  The transferor of such securities may recognize gain or loss for federal income tax purposes on the transfer of such securities.  The acceptance of securities by the Trust must comply with the applicable laws of certain states.

The table below shows information on brokerage commissions paid by the Funds for the last three fiscal years.

	Fiscal Year Ended July 31, 2013	Fiscal Year Ended July 31, 2014	Fiscal Year Ended July 31, 2015
All Asset Fund	$ 10,040	$ 15,085	$ 6,521
Dividend & Income Builder Fund1	$ 5,726	$ 18,145	$ 26,801
Emerging Markets Fund	$ 93,731	$ 64,173	$ 75,084
European Focus Fund	$ 1,792,037	$ 3,025,236	$ 3,218,481
Global Equity Income Fund	$ 5,908,197	$ 6,361,746	$ 8,426,080
Global Technology Fund	$ 620,635	$ 479,931	$ 386,108
High Yield Opportunities Fund2	$ —	$ —	$ —
International Long/Short Equity Fund3	$ —	$ —	$ 23,639
International Opportunities Fund	$ 9,187,224	$ 4,792,274	$ 4,923,351
International Select Equity Fund4	$ —	$ —	$ 4,860
Unconstrained Bond Fund5	$ —	$ —	$ —
US Growth Opportunities Fund6	$ —	$ —	$ 4,245
_______
1.      The Dividend & Income Builder Fund commenced operations on August 1, 2012.
2.      The High Yield Opportunities Fund commenced operations on April 30, 2013.
3.      The International Long/Short Equity Fund commenced operations on December 9, 2014.
4.      The International Select Equity Fund commenced operations on September 30, 2014.
5.      The Unconstrained Bond Fund commenced operations on December 20, 2013.
6.      The US Growth Opportunities Fund commenced operations on December 18, 2014.

	Fiscal Year Ended December 31, 2012	Period Ended July 31, 2013	Fiscal Year Ended July 31, 2014	Fiscal Year Ended July 31, 2015
Strategic Income Fund	$ 1,311	$ 76	$ —	$ —

The Funds are required to identify the securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by them as of the close of their most recent fiscal year.  As of July 31, 2015, the Dividend & Income Builder Fund held $213,400 worth of bonds issued by Credit Suisse Group AG, $284,627 worth of bonds issued by Barclays Bank plc, $510,216 worth of shares of Barclays Bank plc and $795,702 worth of shares of JPMorgan Chase & Co.; the European Focus Fund held $135,371,704 worth of shares of Barclays Bank plc; the International Opportunities Fund held $153,421,265 worth of shares of Barclays Bank plc; the Strategic Income Fund held $1,457,500 worth of bonds issued by Credit Suisse Group AG and $3,274,094 worth of bonds issued by Barclays Bank plc; and the Unconstrained Bond Fund held $114,923 worth of bonds issued by Bank of America Corp.,

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$55,595 worth of bonds issued by The Goldman Sachs Group, Inc., and $99,534 worth of bonds issued by Citigroup, Inc.

CAPITALIZATION AND VOTING RIGHTS

The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest (no par value per share).  When issued, shares of each class of each Fund are fully paid and non-assessable.  No class of shares of any Fund has preemptive rights or subscription rights.

The Declaration of Trust permits the Trustees to create separate series or portfolios and to divide any series or portfolio into one or more classes.  The Trust currently consists of nine series, each of which consists of a fund, each of which is discussed in this SAI.  Pursuant to the Declaration of Trust, the Trustees may terminate any Fund without shareholder approval.  This might occur, for example, if a Fund does not reach or fails to maintain an economically viable size.  The Trustees have authorized the issuance of Class A, Class C, Class I and Class R6 Shares of the All Asset Fund, Dividend & Income Builder Fund, Emerging Markets Fund, European Focus Fund, Global Equity Income Fund, Global Technology Fund, High Yield Opportunities Fund, International Long/Short Equity Fund, International Opportunities Fund, International Select Equity Fund, Strategic Income Fund, Unconstrained Bond Fund, and US Growth Opportunities Fund. The Trustees have also authorized the issuance of Class R shares of the International Opportunities Fund.

Shareholders have the right to vote for the election of Trustees of the Trust and on any and all matters on which they may be entitled to vote by law or by the provisions of the Trust’s Declaration of Trust and By-Laws.  The Trust is not required to hold a regular annual meeting of shareholders, and it does not intend to do so.  Shares of each class of each Fund entitle their holders to one vote per share (with proportionate voting or fractional shares).  Shareholders of each Fund or class are entitled to vote alone on matters that only affect that Fund or class.  All Henderson Global Funds and classes of shares of each Henderson Global Fund will vote together, except when a separate vote is permitted or required by the 1940 Act or written instrument.  Approval of an investment advisory agreement and a change in fundamental policies would be regarded as matters requiring separate voting by the shareholders of each Henderson Global Fund of the Trust.  Voting regarding the distribution plan applicable to Class A, Class C, Class R or Class I shareholders will be regarded as matters requiring a specific vote by that class.  If the Trustees determine that a matter does not affect the interests of a Fund, then the shareholders of that Fund will not be entitled to vote on that matter.  Matters that affect the Trust in general will be voted upon collectively by the shareholders of all the funds of the Trust.

As used in this SAI and the Prospectus, the phrase “majority vote of the outstanding voting securities” of a Fund or class means the vote of the lesser of:  (1) 67% of the shares of that Fund (or of the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of that Fund (or of the Trust).

With respect to the submission to shareholder vote of a matter requiring separate voting by a Fund or class, the matter shall have been effectively acted upon with respect to that Fund or class if a majority of the outstanding voting securities of the Fund or class votes for the approval of the matter, notwithstanding that:  (1) the matter has not been approved by a majority

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of the outstanding voting securities of any other fund or class of a Fund of the Trust; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee.  Meetings of shareholders will be called at any time by a majority of Trustees and shall be called by any Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

The Trust’s shares do not have cumulative voting rights and accordingly the holders of more than 50% of the outstanding shares could elect the entire Board, in which case the holders of the remaining shares would not be able to elect any Trustees.

Shareholders in a series or class shall be entitled to receive their pro rata share of distributions of income and capital gains made with respect to such series or class.  Upon liquidation or termination of a series or class, shareholders in such series or class shall be entitled to receive a pro rata share of the assets (if any) belonging to such series or class.

Under Delaware law, the Trust’s shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust.  However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees.  The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder of any Fund held personally liable for the obligations of that  Fund.  The risk of a shareholder of the Trust incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and, thus, should be considered remote.  No series of the Trust is liable for the obligations of any other series of the Trust.

The SEC adopted Rule 18f-3 under the 1940 Act, which permits a registered open-end investment company to issue multiple classes of shares in accordance with a written plan  approved by the investment company’s board of directors/trustees and filed with the SEC.  The Board has adopted a Multi-Class Plan under Rule 18f-3 on behalf of the Funds.  The Multi-Class Plan includes the following:  (i) shares of each class of each Henderson Global Fund are identical, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; and (ii) subject to certain limitations described in the Prospectus, shares of a particular class of each Fund may be exchanged for shares of the same class of another Henderson Global Fund.

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PURCHASES, EXCHANGES AND REDEMPTION INFORMATION

Purchases.  As described in the Prospectus, shares of the Funds may be purchased in a number of different ways.  Such alternative sales arrangements permit an investor to choose the method of purchasing shares that is most beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances.  An investor may place orders directly through the Transfer Agent or through arrangements with his/her authorized broker and/or financial advisor.

Retirement Plans.  Shares of the Funds may be purchased in connection with various types of tax deferred retirement plans, including individual retirement accounts (“IRAs”), qualified plans, deferred compensation for public schools and charitable organizations (403(b) plans) and simplified employee pension IRAs (“SEP IRAs”).  Participants in retirement plans must contact the plan’s administrator to purchase, exchange or redeem Class R shares.  For plan administrator contact information, participants should contact their respective employer’s human resources department.  Transactions generally are effected on behalf of retirement plan participants by the administrator or a custodian, trustee or recordkeeper.

Exchanges.  As described in the Prospectus, shareholders of each Fund have certain exchange privileges.  Before effecting an exchange, shareholders of a Fund should obtain and read the currently effective Prospectus.  An exchange of shares is a taxable transaction for federal income tax purposes.

Additional Payments.  Institutions such as broker/dealer firms or banks may be paid fees out of the assets of the Adviser or its affiliates for marketing and servicing shares of the Funds.  These fees do not come out of the Funds’ assets.  Investment professionals receive such fees for providing distribution-related services or services such as advertising, sponsoring activities to promote sales, and maintaining shareholder accounts.  These payments may be based on factors such as the number or value of shares the investment professionals may sell, the value of client assets invested, and/or the type and nature of sales support furnished by the institution.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial intermediaries may provide such financial intermediaries and/or their salespersons with an incentive to favor sales of shares of the Funds over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives.  Similarly, financial intermediaries may receive different compensation or incentives that may influence their recommendation of any particular share class of the Funds or of other funds.  These payment arrangements, however, will not change the price that an investor pays for shares of the Funds or the amount that a Fund receives to invest on behalf of an investor and will not increase expenses of the Funds.  You may wish to take such payments arrangements into account when considering and evaluating any recommendations relating to shares of the Funds and discuss this matter with your financial adviser.

Additional Charges.  Dealers and financial intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares.  The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer.  Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI.  Your

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dealer will provide you with specific information about any processing or service fees you will be charged.

Contingent Deferred Sales Charges - Class A and Class C Shares.  Class A shareholders may exchange their Class A shares that are subject to a CDSC, as described in the Prospectus (“outstanding Class A shares”), for Class A shares of another Henderson Global Fund (“new Class A shares”) on the basis of the relative net asset value per Class A share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class A shares.  Class A shareholders of any Fund exercising the exchange privilege will continue to be subject to that Fund’s CDSC period following an exchange if such period is longer than the CDSC period, if any, applicable to the new Class A shares.

Class C shareholders may exchange their Class C shares (“outstanding Class C shares”) for Class C shares of another Henderson Global Fund (“new Class C shares”) on the basis of the relative net asset value per Class C share, without the payment of any CDSC that would otherwise be due upon redemption.  (Class C shares are subject to a CDSC of 1.00% if redeemed within twelve months of the date of purchase.)

For purposes of computing the CDSC (and conversion feature, if applicable) that may be payable upon the redemption of the new Class A or Class C shares, the holding period of the outstanding shares is “tacked” onto the holding period of the new shares.

Each exchange will be made on the basis of the relative net asset value per share of the Fund involved in the exchange next computed following receipt by the Transfer Agent of telephone instructions or a properly executed request.  Exchanges, whether written or telephonic, must be received by the Transfer Agent by the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) to receive the price computed on the day of receipt.  Exchange requests received after that time will receive the price next determined following receipt of the request.  The exchange privilege may be modified or terminated at any time, upon at least 60 days’ notice to the extent required by applicable law.

An exchange of shares between any of the Henderson Global Funds will generally result in a taxable gain or loss for federal income tax purposes.  Generally, this will be a capital gain or loss (long-term or short-term, depending on the holding period of the shares surrendered) in the amount of the difference between the net asset value of the shares surrendered and the shareholder’s tax basis for those shares.  However, in certain circumstances, shareholders will be ineligible to take sales charges that were incurred on the surrendered shares into account in computing taxable gain or loss on an exchange.  See “Federal Income Tax Matters.”

With limited exceptions, gain realized by a tax-deferred retirement plan will not be taxable to the plan and will not be taxed to the participant until distribution.  Each investor should consult his or her tax adviser regarding the tax consequences of an exchange transaction.

Redemptions. As described in the Prospectus, shares of each Fund are redeemed at their net asset value next determined after a proper redemption request has been received by the Transfer Agent, less any applicable CDSC.

Unless a shareholder requests that the proceeds of any redemption be wired to his or her bank account, payment for shares tendered for redemption is made by check within seven

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calendar days after tender in proper form, except that the Trust reserves the right to suspend the right of redemption or to postpone the date of payment upon redemption beyond seven calendar days, (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which trading on the NYSE is restricted, (ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of securities owned by a Fund is not reasonably practicable or it is not reasonably practicable for a Fund to fairly determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of shareholders of any Fund.

Under unusual circumstances, when the Board deems it in the best interest of a Fund’s shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of that Fund taken at current values.  The Trust has made an election pursuant to Rule 18f-1 under the 1940 Act.  This requires the Funds to redeem with cash at a shareholder’s election in any case where the redemption involves less than $250,000 (or 1% of that Fund’s net asset value at the beginning of the 90-day period during which such redemptions are in effect, if that amount is less than $250,000).  Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash.  Should the in-kind distribution contain illiquid securities, you could have difficulty converting these assets into cash.  For federal income tax purposes, in-kind distributions are taxable to the redeeming shareholder on the same basis as cash distributions.

Other Redemption Information.  If the shareholder has given authorization for telephonic redemption privileges, shares can be redeemed and proceeds sent by federal wire to a single previously designated bank account.  Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by a Fund for up to seven days if deemed appropriate under then-current market conditions.  The Trust reserves the right to change this minimum or to terminate the telephonic redemption privilege without prior notice.  The Trust cannot be responsible for the efficiency of the federal wire system of the shareholder’s dealer of record or bank.  The shareholder is responsible for any charges by the shareholder’s bank.

Each Fund employs reasonable procedures that require personal identification prior to acting on redemption or exchange instructions communicated by telephone to confirm that such instructions are genuine.

NET ASSET VALUE

The net asset value per share of each Fund is computed by dividing the value of that Fund’s aggregate net assets (i.e., its total assets less its liabilities) by the number of the Fund’s shares outstanding.  For purposes of determining each Fund’s aggregate net assets, receivables are valued at their realizable amounts.  Each Fund’s liabilities, if not identifiable as belonging to a particular class of the Fund, are allocated among the Fund’s several classes based on their relative net asset size.  Liabilities attributable to a particular class are charged to that class directly.  The total liabilities for a class are then deducted from the class’s proportionate  interest in the Fund’s assets, and the resulting amount is divided by the number of shares of the class outstanding to produce its net asset value per share.

Securities, short sales and financial derivative instruments traded on a recognized stock exchange or market are valued at the last reported sales price or at the official closing price if such price is deemed to be representative of value at the close of such exchange on which the securities are principally traded.  If no sale is reported at that time, the average between the last

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bid and asked price (the “Calculated Mean”) is used.  Unless otherwise noted herein, the value of a foreign security is determined in its national currency as of the normal close of trading on the foreign exchange or OTC market in which it is primarily traded or as of the close of regular trading on the NYSE, if that is earlier, and that value is then converted into its US dollar equivalent at the foreign exchange rate in effect on the day the value of the foreign security is determined.

Debt securities, including short-term investments and/or those with an original or remaining maturity of 60 days or less, are normally valued on the basis of the last updated sale price or a market value from a pricing service that takes into account appropriate valuation factors or by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security.  Interest bearing commercial paper which is purchased at par will be valued at par.  Interest is accrued daily.

Investments in investment companies are valued at its reported net asset value, which approximates fair market value.

Forward foreign currency contracts are valued daily at the applicable quoted forward rate.

OTC financial derivatives instruments between the Funds and their counterparties, including swap contracts and options (including swaptions) and centrally-cleared swap contracts listed or traded on a multi-lateral or trade facility platform, such as a registered exchange, are valued using independent values provided by independent pricing services when available. Otherwise, fair values are estimated on the basis of pricing models that incorporate current market measures for interest rates, currency exchange rates, equity prices and indices, credit spreads, corresponding market volatility levels and other market-based pricing factors.

Securities and other assets for which market prices are not readily available are priced at a “fair value” as determined by the Adviser in accordance with procedures approved by the Board.  Trading in securities on many foreign securities exchanges is normally completed before the close of regular trading on the NYSE.  Trading on foreign exchanges may not take place on all days on which there is regular trading on the NYSE, or may take place on days on which there is no regular trading on the NYSE (e.g., any of the national business holidays identified below).  If events materially affecting the value of a Fund’s portfolio securities occur between the time when a foreign exchange closes and the time when that Fund’s net asset value is calculated (see following paragraph), such securities may be valued at fair value as determined by the Adviser in accordance with procedures approved by the Board.  The Board has adopted procedures for valuing the Funds’ securities.  Securities are fair valued according to methodologies adopted by the Board in advance or as determined by the Valuation Committee of the Board. Any securities that are fair valued will be reviewed by the Board, at the next regularly scheduled quarterly meeting of the Board.

Portfolio securities are valued (and net asset value per share is determined) as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day the NYSE is open for trading.  The NYSE and the Trust’s offices are expected to be closed, and net asset value will not be calculated, on the following national business holidays:  New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  On those days when either or both of the Funds’ custodian or the NYSE close early as a result of a partial holiday or otherwise, the Trust

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reserves the right to advance the time on that day by which purchase and redemption requests must be received.

The number of shares you receive when you place a purchase order, and the payment you receive after submitting a redemption request, is based on each Fund’s net asset value next determined after your instructions are received in proper form by the Transfer Agent or by your registered securities dealer.  Each purchase and redemption order is subject to any applicable sales charge.  Since each Fund invests in securities that are listed on foreign exchanges that may trade on weekends or other days when the Funds do not price their shares, each Fund’s net asset value may change on days when shareholders will not be able to purchase or redeem that Fund’s shares.  The sale of each Fund’s shares will be suspended during any period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC and may be suspended by the Board whenever in its judgment it is in a Fund’s best interest to do so.

FEDERAL INCOME TAX MATTERS

The following is a general discussion of certain US federal income tax consequences of investing in the Funds.  It is merely a summary and is not an exhaustive discussion of all possible situations or of all potentially applicable taxes.  It is based on provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the applicable Treasury Regulations promulgated thereunder, judicial authority and other administrative rulings, as in effect on the date of this SAI, all of which may change, possibly with retroactive effect.  This discussion generally applies only to holders of shares who are citizens or residents of the US and who are subject to federal income taxation (i.e., not exempt from taxation).  Accordingly, investors should consult with a competent tax adviser before making an investment in a Fund.  The Funds are not managed for tax-efficiency.

Each Fund intends to qualify for each of its taxable years as a regulated investment company under Subchapter M of the Code.  Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, other income derived with respect to its business of investing in such stocks, securities or currencies, and net income derived from interests in qualified publicly traded partnerships; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, US government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than US government securities and the securities of other regulated investment companies) of any one issuer or of two or more issuers controlled by the Fund and engaged in the same, similar or related trades or business or in the securities of one or more qualified publicly traded partnerships.  The requirements for qualification as a regulated investment company may significantly limit the extent to which a Fund may invest in some investments.

As a regulated investment company, each Fund generally will not be subject to US federal income tax on its income and gains that it distributes to shareholders, if at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) determined

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without regard to the deduction for dividends paid and net tax-exempt interest for the taxable year is distributed to the shareholders.  However, a Fund will generally be subject to federal corporate income tax on any undistributed net investment income or net capital gains.  Each Fund intends to distribute all or substantially all of its net investment income and net capital gain each year.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax at the Fund level.  To avoid this tax, each Fund must distribute during each calendar year, (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years.  Each Fund intends to make distributions to shareholders in accordance with such distribution requirements, however, the Funds may be subject to excise tax, including in the event the Fund fails to satisfy the Subchapter M qualification tests.

Options, Futures and Foreign Currency Forward Contracts.  Some of a Fund’s investments, including forward contracts, options, futures contracts and hedge investments, may be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by the Fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect whether capital gain and loss is characterized as long-term or short-term.  These rules could therefore affect the character, amount and timing of distributions to shareholders.  These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding federal income and excise taxes.

Each Fund will monitor its transactions, make the appropriate tax elections, and make the appropriate entries in its books and records when it acquires an option, futures contract, forward contract, hedge instrument or other similar investment in order to, where appropriate, mitigate the effect of these rules, prevent disqualification of a Fund as a regulated investment company, and minimize the imposition of US federal income and excise taxes.

Options held by a Fund at the end of each fiscal year on a broad-based stock index and certain other options, futures contracts and options on futures contracts utilized by a Fund are treated under the Code as Section 1256 contracts and will be required to be “marked-to-market” for federal income tax purposes at the end of each taxable year (and on October  31 of each year for purposes of the 4% excise tax).  Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

A Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a

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result, a Fund may be required to limit the extent to which it invests in such investments and it is also possible that the Internal Revenue Service (the “IRS”) may not agree with a Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury Regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of a Fund’s income and gains and distributions to shareholders, affect whether a Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes or limit the extent to which a Fund may invest in certain derivatives and other investments in the future.

Currency Fluctuations – “‘Section 988’ Gains or Losses”. Gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss.  Similarly, on disposition of some investments, including debt securities denominated in a foreign currency and certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are generally treated as ordinary gain or loss.  These gains and losses, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income.

Investment in Passive Foreign Investment Companies.  Each Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies (“PFICs”).  In general, a foreign corporation is classified as a PFIC if at least 50% of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income.  If a Fund receives an “excess distribution” with respect to PFIC stock, the Fund itself may be subject to federal income tax and an additional interest charge on the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders.  In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares.  A Fund itself will be subject to federal income tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years and an interest factor will be added to the federal income tax, as if the tax had been payable in such prior taxable years.  Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions.  Excess distributions are characterized as ordinary income for federal income tax purposes even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

Each Fund may be eligible to elect alternative federal income tax treatment with respect to PFIC shares.  If certain conditions are satisfied, a Fund may elect to mark-to-market its PFIC shares, resulting in the shares being treated as sold at fair market value on the last business day of each taxable year.  Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the shares would be reported as ordinary loss to the extent of any net gains reported in prior years.  Under another election that currently is available in some circumstances, each Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year.

Debt Securities Acquired at a Discount.  Some of the debt securities that may be acquired by a Fund may be treated as debt securities that are originally issued at a discount.

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Generally, the amount of the original issue discount (“OID”) is treated as interest income and a portion of the OID is included in a Fund’s income in each taxable year such debt security is held by the Fund, even though payment of that amount is not received until a later time, usually when the debt security matures.

Some of the debt securities that may be acquired by each Fund in the secondary market may be treated as having market discount.  Generally, gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security.  In addition, the deduction of any interest expenses attributable to debt securities having market discount may be deferred.  Each Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Each Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund.  A Fund may need to sell securities at inopportune times to raise cash to pay such dividends.

A Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

REITs.  A Fund’s investments in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, the distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.  At other times, such investments in REIT equity securities also may require a Fund to accrue and distribute income not yet received.  To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.

The Funds may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”).  Under a notice issued by the IRS, a portion of the Funds’ income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events.  The notice provides that excess inclusion income of a regulated investment company, such as the Funds, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.  In general, excess inclusion income allocated to shareholders (1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (2) will constitute unrelated business taxable income to entities (including a qualified pension plan, an IRA, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, and (3) in the case of a foreign shareholder, will not qualify for any reduction in US federal withholding tax.  In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the

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taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

Other Regulated Investment Companies.  Generally, the character of the income or capital gains that a Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as a regulated investment company.  However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction.  In particular, a Fund will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income.  As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies.  For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

Distributions.  Distributions are taxable to a US shareholder whether paid in cash or shares.  Distributions of investment company taxable income (as such term is defined in the Code, but without regard to the deduction for dividends paid) are generally taxable as ordinary income.  However, if a portion of a Fund’s investment company taxable income is attributable to “qualified dividend income,” as such term is defined in Section 1(h)(11) of the Code, and treated as such by the Fund, then distributions of such qualified dividend income by the Fund to noncorporate shareholders generally will be taxed at the federal income tax rates applicable to long-term capital gain; provided both the Fund and the shareholder satisfy certain holding period and other requirements.  The maximum federal income tax rate applicable to long-term capital gain for individuals and other noncorporate investors is 20%.  Dividends from most REITs and certain foreign corporations are not eligible for treatment as qualified dividend income.

Dividends paid by a Fund that are derived from dividends received from US corporations may qualify for the dividends received deduction available to corporate shareholders under Section 243 of the Code (the “Dividend Received Deduction”).  Corporate shareholders who otherwise are eligible to claim the Dividends Received Deduction will generally be able to deduct 70% of such qualifying dividends in determining their federal taxable income.  Corporate shareholders of a regulated investment company must meet the 45-day holding period requirements of Section 246(c)(1)(A) of the Code with respect to the shares of the regulated investment company to qualify for the Dividends Received Deduction.  The alternative minimum tax applicable to corporations may reduce the value of the Dividends Received Deduction.

Distributions of net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses and available capital loss carryovers from prior years), if any, designated by a Fund as capital gain dividends, are taxable to shareholders as long-term capital gains whether paid in cash or in shares, and regardless of how long the shareholder has held the Fund’s shares; such distributions are not eligible for the Dividends Received Deduction or

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for treatment as qualified dividend income.  Long-term capital gain is taxable to individuals and other noncorporate investors at a maximum federal income tax rate of 20%.

A distribution of an amount in excess of a Fund’s current and accumulated earnings and profits, if any, will be treated first by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his, her or its shares.  To the extent that the amount of any such distribution exceeds the shareholder’s basis in his, her or its shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.  Shareholders will be notified annually as to the US federal income tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

An additional 3.8% Medicare contribution tax will be imposed on “net investment” income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year.  Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

If the net asset value of shares is reduced below a shareholder’s cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital.  Shareholders should be careful to consider the tax implications of buying shares just prior to a distribution.  The price of shares purchased at this time may reflect the amount of the forthcoming distribution, which generally will be taxable to shareholders.

Disposition of Shares.  Upon a redemption, sale or exchange of a shareholder’s shares, such shareholder will generally recognize a taxable gain or loss for federal income tax purposes depending upon his or her basis in the shares disposed.  Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands at the time of the disposition and, if so, will be long-term or short-term, depending upon how long the shareholder held such shares.  Shares held for one year or less generally will be taxed as short-term capital gain or loss.  Shares held for more than one year generally will be taxed as long-term capital gain or loss.  Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced with other Fund shares or substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received or treated as having been received by the shareholder with respect to such shares.  Capital losses may be subject to limitations on their use by a shareholder.

In some cases, shareholders who exchange shares will not be permitted to take all or a portion of their sales loads into account for purposes of determining the amount of gain or loss

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realized on the disposition of their shares.  This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of a Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires no later than January 31st of the calendar year following the calendar year of the disposition shares in the same Fund or another regulated investment company and an otherwise applicable sales charge is reduced under a “reinvestment right” received upon the initial purchase of Fund shares.  The term “reinvestment right” means any right to acquire shares of one or more regulated  investment companies without the payment of a sales load or with the payment of a reduced sales charge.  Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right and not with respect to the original shares.  This provision may be applied to successive acquisitions of Fund shares.

Foreign Withholding Taxes.  Income received by each Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country.

If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations or if a Fund is a “qualified fund of funds” (i.e., at least 50% of the value of the Fund’s total assets is represented by interests in other regulated investment companies at the close of each quarter of its taxable year), that Fund will be eligible and may elect to “pass-through” to its shareholders the amount of foreign income and similar taxes paid by the Fund or, in the case of a qualified fund of funds, such taxes paid by an underlying fund that has made the election.  Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income and similar taxes paid by the Fund or underlying fund in computing his or her taxable income for federal income tax purposes, and will be entitled either to deduct his or her pro rata share of foreign income and similar taxes in computing his or her federal taxable income or to use such amount as a foreign tax credit against his or her US federal income tax liability, subject to various limitations imposed by the Code.  No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions for federal income tax purposes.  Each affected shareholder will be notified after the close of a Fund’s taxable year if the foreign taxes paid by that Fund will “pass-through” for that year.

Generally, except in the case of certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s US tax attributable to his or her total foreign source taxable income.  For this purpose, if a Fund makes the election described in the preceding paragraph, the source of that Fund’s income flows through to its shareholders.  With respect to each Fund, gains from the sale of securities generally will be treated as derived from US sources and Section 988 gains will generally be treated as ordinary income derived from US sources.  The limitation on the foreign tax credit is applied separately to foreign source passive category income, including foreign source passive income received from a Fund.  Furthermore, the foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of a Fund are held by the Fund or the shareholder, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 31-day period (91-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend or the Fund or shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.  If a Fund fails to satisfy these requirements, it cannot elect to pass through to shareholders the ability to claim a deduction for the related foreign taxes.

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The foregoing is only a general discussion of the foreign tax credit and deduction under current federal income tax law.  Because application of the credit and deduction depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisors.

If a Fund does not satisfy the requirements for passing through to its shareholders their proportionate shares of any foreign taxes paid by the Fund, shareholders will not be required to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns.

Disclosure Statements for Large Losses.  Treasury Regulations provide that if a shareholder recognizes a loss with respect to Fund shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for shareholders who are individuals, S corporations or trusts, or $10 million or more in a single taxable year (or $20 million or more in any combination of taxable years) for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding. Each Fund will be required to report to the IRS all distributions as well as gross proceeds from the redemption of that Fund’s shares, except in the case of certain exempt shareholders.  All such distributions and proceeds will be subject to withholding of federal income tax at a rate of 28% (“backup withholding”) in the case of non-exempt shareholders if (1) the shareholder fails to furnish a Fund with and to certify the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding.  If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.  Any amounts withheld may be credited against the shareholder’s US federal income tax liability provided the appropriate information is furnished to the IRS.

Other Taxation.  Dividends and distributions may also be subject to additional federal, state, local and foreign taxes depending on each shareholder’s particular situation.  Non-US shareholders may be subject to US tax rules that differ significantly from those summarized above.  Non-US shareholders should consult their tax advisers concerning the tax consequences of ownership of shares of a Fund, including the possibility that distributions may be subject to a 30% US withholding tax (or a reduced rate of withholding provided by an applicable treaty).  Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (i) income dividends paid by a Fund; and (ii) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2018. FATCA withholding tax generally can be avoided: (i) by an FFI, subject to any applicable intergovernmental agreement

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or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by US persons within the FFI and (ii) by an NFFE, if it: (a) certifies that it has no substantial US persons as owners or (b) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-US taxing authorities or parties as necessary to comply with FATCA, to the extent a Fund receives any such relevant information.  Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Funds with appropriate certifications or other documentation concerning its status under FATCA.

Special rules apply to foreign persons who receive distributions from a Fund that are attributable to gain from “United States real property interests” (“USRPIs”).  The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “United States real property holding corporation” or former United States real property holding corporation.  The Code defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business.  In general, if a Fund is a United States real property holding company (determined without regard to certain exceptions), distributions by the Fund that are attributable to distributions received by the Fund from a lower-tier REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the foreign persons.  If the foreign shareholder holds (or has held at any time during the prior year) more than a 5% interest in a class of stock of a Fund, such distributions received by the shareholder with respect to such class of stock will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates.  Moreover, such shareholders will be required to file a U.S. income tax return for the year in which the gain was recognized and the Fund will be required to withhold 35% of the amount of such distribution.  In the case of all other foreign persons (i.e., those whose interest in the Fund did not exceed 5% at any time during the prior year), the USRPI distribution will be treated as ordinary income (regardless of any designation by the Fund that such distribution is net capital gain) and the Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign persons.

In addition, if a Fund is a United States real property holding corporation or former United States real property holding corporation, the Fund may be required to withhold US tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a US income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain.

This discussion does not purport to deal with all of the tax consequences applicable to each Fund or all shareholders of the Funds.  Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them before making an investment in a Fund.

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REGISTRATION STATEMENT

This SAI and the Funds’ Prospectus do not contain all the information included in the Funds’ registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC.  The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.  Text-only versions of Fund documents can be viewed online or downloaded from the SEC at http:/www.sec.gov.

Statements contained herein and in the Funds’ Prospectus as to the contents of any contract of other documents referred to are not necessarily complete, and, in such instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Fund’s registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

Audited financial statements for the Funds as of July 31, 2015, including the notes thereto, and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference from the Funds’ July 31, 2015 Annual Report.

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APPENDIX A

DESCRIPTION OF STANDARD & POOR’S RATINGS GROUP (“S&P”) AND MOODY’S INVESTORS SERVICE, INC. (“MOODY’S”) CORPORATE BOND AND COMMERCIAL PAPER RATINGS

From “Moody’s Bond Record,” November 1994 Issue (Moody’s Investors Service, New York,  1994), and “Standard & Poor’s Municipal Ratings  Handbook,” October 1997 Issue (McGraw Hill, New York, 1997).

MOODY’S:

(a) Corporate Bonds.  Bonds rated Aaa by Moody’s are judged by Moody’s to be of the best quality, carrying the smallest degree of investment risk.  Interest payments are protected by a large or exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.  Bonds rated Aa are judged by Moody’s to be of high quality by all standards.  Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities.  Bonds which are rated A by Moody’s possess many favorable investment attributes and are to be considered as upper medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.  Bonds rated Baa by Moody’s are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.  Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small.  Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.  Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.  Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

(b) Commercial Paper.  The Prime rating is the highest commercial paper rating assigned by Moody’s.  Among the factors considered by Moody’s in assigning ratings are the following:  (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.  Issuers

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within this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors.  The designation of Prime-1 indicates the highest quality repayment capacity of the rated issue.  Issuers rated Prime-2 are deemed to have a strong ability for repayment while issuers voted Prime-3 are deemed to have an acceptable ability for repayment.  Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P:

(a) Corporate  Bonds.  An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.  The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.  The ratings described below may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Debt rated AAA has the highest rating assigned by S&P.  Capacity to pay interest and repay principal is extremely strong.  Debt rated AA is judged by S&P to have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.  Debt rated A by S&P has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB by S&P is regarded by S&P as having an adequate capacity to pay interest and repay principal.  Although such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than debt in higher rated categories.

Debt rated BB, B, CCC,  CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal.  BB indicates the least degree of speculation and C the highest.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or exposures to adverse conditions.  Debt rated BB has less near-term vulnerability to default than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.  The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.  Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.  Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.  The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.  The rating CC typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.  The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.  The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.  Debt rated D is in payment default.  The D rating category is used when interest payments or

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principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

(b) Commercial Paper.  An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

The commercial paper rating A-1 by S&P indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.  For commercial paper with an A-2 rating, the capacity for timely payment on issues is satisfactory, but not as high as for issues designated A-1.  Issues rated A-3 have adequate capacity for timely payment, but are more vulnerable to the adverse effects of changes in circumstances than obligations carrying higher designations.

Issues rated B are regarded as having only speculative capacity for timely payment.  The C rating is assigned to short-term debt obligations with a doubtful capacity for payment.  Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

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APPENDIX B

HENDERSON INVESTMENT MANAGEMENT LIMITED
Proxy Policies and Procedures

It is the intent of Henderson Investment Management Limited (HIML) to vote proxies in the best interests of the firm’s clients. HIML believes that in order to achieve long-term success, companies need not only to conceive and execute appropriate business strategies, but also to maintain high standards of corporate governance and corporate responsibility. We therefore expect companies to operate according to recognised national and international standards in these areas.

This policy sets out HIML’s approach to corporate governance, corporate responsibility and proxy voting.

1.	Responsibilities

The Corporate Governance Manager at Henderson Global Investors, acting on behalf of HIML, is responsible for the implementation of the Proxy Voting Policies.

2.	Service Providers

HIML has contracted ISS Europe Ltd. to provide policy development, research, advisory and voting disclosure services.

Proxy voting services are provided by BNP Paribas Securities Services plc, which provides a range of administrative services to Henderson. BNP Paribas Securities Services plc is provided with voting services by ISS.

3.	Voting Guidelines

HIML has adopted the Henderson Global Investors Responsible Investment policy. This policy sets out Henderson’s approach to monitoring and taking action on financial performance, corporate governance and corporate responsibility. The International Corporate Governance Policy is detailed below.

    3.1.  International Corporate Governance Policy

International corporate governance systems vary a great deal according to factors such as the legal system, the extent of shareholder rights and the level of dispersed ownership. In formulating our approach to corporate governance we are conscious that a ‘one size fits all’ policy is not appropriate. We therefore seek to vary our voting and engagement activities according to the market, and pay close attention to local market codes of best practice.

Notwithstanding these differences, we consider that certain core principles of corporate governance apply across all markets, and we seek to apply these in our voting policy. The paragraphs below elaborate on these core principles.1

1 These Principles are based on the Organisation for Economic Development (OECD) Corporate Governance Principles and those of the International Corporate Governance Network (ICGN).

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    3.2.  Corporate objective

The overriding objective of the company should be to optimize over time the returns to its shareholders. Where other considerations affect this objective, they should be clearly stated and disclosed. To achieve this objective, the company should endeavor to ensure the long-term viability of its business, and to manage effectively its relationships with stakeholders.

    3.3.  Disclosure and transparency

Companies should disclose accurate, adequate and timely information, in particular meeting market guidelines where they exist, so as to allow investors to make informed decisions about the acquisition, ownership obligations and rights, and sale of shares.  Clear and comprehensive information on directors, corporate governance arrangements and the company’s management of corporate responsibility issues should be provided.

Shareholders should be given sufficient and timely information about all proposals to allow them to make an informed judgment and exercise their voting rights.  Each proposal should be presented separately to shareholders – multiple proposals should not be combined in the same resolution. In the absence of sufficient information provided by a company on a proposed resolution we will vote against.

    3.4.  Boards of directors

Henderson recognises the plurality of corporate governance models across different markets and does not advocate any one form of board structure.  However, for any corporate board there are certain key functions which apply.

•
Reviewing and guiding corporate strategy, major plans of action, risk policy, annual budgets and business plans; setting performance objectives; monitoring implementation and corporate performance; and overseeing major capital expenditures, acquisitions and divestitures.

•	Monitoring the effectiveness of the company's governance practices and making changes as needed.
•	Selecting, compensating, monitoring and, where necessary, replacing key executives and overseeing succession planning.
•	Aligning key executive and board remuneration with the longer term interests of the company and its shareholders.
•	Ensuring a formal and transparent board nomination and election process.
•	Monitoring and managing potential conflicts of interest of management, board members and shareholders, including misuse of corporate assets and abuse in related party transactions.
•
Ensuring the integrity of the corporation's accounting and financial reporting systems, including the independent audit, and that appropriate systems of control are in place, in particular, systems for risk management, financial and operational control, and compliance with the law and relevant standards.

•	Overseeing the process of disclosure and communications.

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The board of directors, or supervisory board, as an entity, and each of its members, as an individual, is a fiduciary for all shareholders, and should be accountable to the shareholder body as a whole.  Each member should stand for election on a regular basis.

Boards should include a sufficient number of independent non-executive members with appropriate skills, experience and knowledge. Responsibilities should include monitoring and contributing effectively to the strategy and performance of management, staffing key committees of the board, and influencing the conduct of the board as a whole.

Audit, remuneration and nomination/succession committees should be established.  These should be composed wholly or predominantly of independent non-executives.  Companies should disclose the terms of reference of these committees and give an account to shareholders in the annual report of how their responsibilities have been discharged.  The chairmen and members of these committees should be appointed by the board as a whole according to a transparent procedure.

When determining how to vote on the election of a non-executive director, we will give close consideration to their independence and to the proportion of independent directors on the Board as a whole.

    3.5.  Shareholder rights

All shareholders should be treated equitably.  Companies’ ordinary shares should provide one vote for each share, and companies should act to ensure the owners’ rights to vote.

Major strategic modifications to the core business(es) of a company should not be made without prior shareholder approval.  Equally, major corporate changes which in substance or effect materially dilute the equity or erode the economic interests or share ownership rights of existing shareholders should not be made without prior shareholder approval of the proposed change.  Such changes include modifications to articles or bylaws, the implementation of shareholder rights plans or so called "poison pills", and the equity component of compensation schemes.

We will not support proposals that have the potential to reduce shareholder rights such as significant open-ended authorities to issue shares without pre-emption rights or anti-takeover proposals unless companies provide a compelling rationale for why they are in shareholder interests.

    3.6.  Audit and internal control

Company boards should maintain robust structures and processes to ensure sound internal controls and to oversee all aspects of relationships with external auditors.  The Audit Committee should ensure that the company gives a balanced and clear presentation of its financial position and prospects, and clearly explains its accounting principles and policies.  Audit Committee members should have appropriate levels of financial expertise, in accordance with prevailing legislation or best practice.  The Audit Committee should ensure that the independence of the external auditors is not compromised by conflicts of interest (arising, for example, from the award of non-audit consultancy assignments).

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Where we have serious concerns over auditor independence we will vote against the re-election of the auditor.

   3.7.   Remuneration

Remuneration of executive directors and key executives should be aligned with the interests of shareholders.  Performance criteria attached to share-based remuneration should be demanding and should not reward performance that is not clearly superior to that of a group of comparable companies that is appropriately selected in sector, geographical and index terms.  Requirements on directors and senior executives to acquire and retain shareholdings in the company that are meaningful in the context of their cash remuneration are also appropriate.

The design of senior executives’ contracts should not commit companies to ‘payment for failure’.  Boards should pay attention to minimising this risk when drawing up contracts and to resist pressure to concede excessively generous severance conditions.

Companies should disclose in each annual report or proxy statement the board’s policies on remuneration - and, preferably, the remuneration of individual board members and top executives, as well as the composition of that remuneration - so that investors can judge whether corporate pay policies and practices are appropriately designed.

Broad-based employee share ownership plans or other profit-sharing programmes are effective market mechanisms that promote employee participation.

When reviewing whether to support proposed new share schemes we place particular importance on the following factors:

•	the overall potential cost of the scheme, including the level of dilution
•	the issue price of share options relative to the market price
•	the use of performance conditions aligning the interests of participants with shareholders
•	the holding period ie. the length of time from the award date to the earliest date of exercise
•	the level of disclosure.

4.         Voting Procedures

The procedure for casting proxy votes is as follows:

1.	Custodians notify ISS of forthcoming company meetings and send proxy materials.
2.	ISS notifies Henderson of meetings via its ProxyExchange website.
3.	ISS provides voting recommendations based on HIML’s Proxy Voting Policies.
4.	The Corporate Governance Manager (or his designee) consults with fund managers and analysts as appropriate.
5.	The Corporate Governance Manager (or his designee) decides in conjunction with the relevant fund managers and analysts whether to accept or override the voting recommendations provided by ISS.
6.	Voting instructions are sent to custodians via the ProxyExchange website and executed by the custodians.

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7.
If at any time during implementation of the above procedures a conflict of interest is identified the matter will be referred to the HIML Proxy Committee via the Head of Compliance. In such circumstances the Proxy Committee reviews the issue and directs ISS how to vote the proxies through the ProxyExchange website and voting instructions are executed by the custodians.

5.           Share blocking

In a number of markets in which the funds invest, shares must be suspended from trading (‘blocked’) for a specified period before the Annual General Meeting if voting rights are to be exercised.  Such restrictions may place constraints on portfolio managers that mean exercising proxy votes is not in clients’ interest.  In other markets casting proxy votes may involve costs that are disproportionate to any benefit gained.  In markets where share blocking applies or additional costs are incurred that outweigh the potential benefits of voting, HIML will vote only in exceptional circumstances.

6.           Conflicts of interest

For each director, officer and employee of HIML (“HIML person”), the interests of HIML’s clients must come first, ahead of the interest of HIML and any person within the HIML organization, which includes HIML’s affiliates.

Accordingly, each HIML person must not put “personal benefit”, whether tangible or intangible, before the interests of clients of HIML or otherwise take advantage of the relationship to HIML’s clients.  “Personal benefit” includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever except a benefit for a client of HIML, as appropriate.  It is imperative that each of HIML’s directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of HIML’s clients.

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist if HIML has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote.  Any individual with knowledge of an actual or potential conflict of interest relating to a particular referral item shall disclose that conflict to the Head of Compliance.

The following are examples of situations where a conflict may exist:
•	Business Relationships – where HIML manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;
•	Personal Relationships – where a HIML person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships;
•
Familial Relationships – where a HIML person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company); and

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•
Fund Relationships – HIML may have a conflict because of a relationship to fund shares held in client accounts (e.g., an entity who receives fees from a fund is solicited by the fund to increase those fees).

•
Fund of Fund’s Relationship – HIML may have a conflict where it manages a fund of funds that invests in other affiliated Henderson funds, and the underlying affiliated fund is soliciting votes for a proxy.

It is the responsibility of each director, officer and employee of HIML to report any real or potential conflict of interest to the Head of Compliance who shall present any such information to the Proxy Committee.  However, once a particular conflict has been reported to the Head of Compliance, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict.  In addition, all HIML persons shall certify annually as to their compliance with this policy.

7.         Proxy Committee

The Proxy Committee shall have three members, the Head of Equities, the Corporate Governance Manager and the Head of Compliance (or their respective designees).  Proxy Committee meetings may be called by any member of the Proxy Committee and shall be called whenever an actual or potential conflict of interest is identified.

Two members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote.  The Proxy Committee shall keep minutes of its meetings that shall be kept with the other corporate records of HIML.

The Proxy Committee will review each item referred to it to determine if an actual or potential conflict of interest indeed exists.  If the Proxy Committee determines that no actual or potential conflict exists, then the proxy will be voted as it otherwise would have been under these procedures.  If the Proxy Committee determines that an actual or potential conflict exists, then it will review the issue and instruct ISS to: (1) vote based on ISS’ recommendation, (2) vote in the same proportion as the other shareholders, (3) abstain from voting entirely, (4) vote in accordance with the recommendation of the investment professional responsible for the account, or (5) vote in another manner as the Proxy Committee deems fit.  With respect to a conflict that arises due to (a) a business transaction involving Henderson Group PLC and the company soliciting the proxy, or (b) a Fund of funds relationship described above only options (1)-(3) above shall be available.

For each matter where the Proxy Committee determines an actual or potential conflict exists, the Proxy Committee will produce a Conflicts Report that (1) describes the conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside HIML (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in a portfolio manager’s recommendation.  To the extent the Proxy Committee instructs ISS to vote in accordance with the recommendation of the investment professional responsible for the account, the Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

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 APPENDIX C

GENEVA CAPITAL MANAGEMENT LTD
Proxy Voting Policy

The following is Geneva Capital Management Ltd.’s (“Geneva”) Proxy Voting Policy.

GUIDING PRINCIPLES

The purpose of this Statement of Policy Regarding Proxy Voting is to set forth the policies and procedures followed by Geneva in connection with voting on proxy proposals on  behalf of Geneva’s clients. Geneva does not have authority to vote proxies for every client; when it exercises such authority, this policy statement will apply. The guiding principle of this policy statement is that proxies should be voted consistent with the best interests of the client. Geneva views proxy voting as a mechanism for shareholders to protect and promote shareholder wealth. Accordingly, Geneva will vote proxies in a manner designed to maximize the economic value of the clients’ investment. In addition, Geneva will abide by specific voting guidelines on certain policy issues as requested by particular Clients on a case by case basis.

Recognizing that guidance with respect to proxy voting is not static, it is intended that this Statement be reviewed periodically. The policies and procedures set forth in this Statement are monitored, discussed and updated as necessary by Geneva at the recommendation of its managing principals or officers.

STATEMENT OF POLICY

Because of the increasing complexity in administering policies in this area, Geneva has engaged the firm of Glass-Lewis & Co., of San Francisco, California (“Glass-Lewis”), a nationally recognized proxy voting agent, to assist in researching proxy proposals, providing voting recommendations on each ballot issue, and administering client proxy votes. This policy describes the general voting guidelines to be applied; the procedure to be followed if a vote is to be cast contrary to the Glass-Lewis recommendation; the procedure to be followed in case of a conflict of interest between Geneva and its clients with respect to how a ballot issue will be voted; the general voting procedures; and proxy voting record retention.

GENERAL VOTING GUIDELINES

Geneva has adopted Glass-Lewis’ Proxy Paper Guidelines (“Guidelines”) as well as Glass Lewis’ Taft Hartley Addendum to determine how each issue on proxy ballots is to be voted. When instructed by a client, the Taft Hartley Addendum will be utilized. Guidelines are incorporated herein by this reference, and a copy of the Guidelines, as revised from time to time, is maintained with Geneva’s proxy voting records. Geneva has determined that the Guidelines are consistent with the Guiding Principles described above, and has instructed Glass-Lewis to vote in accordance with the Guidelines unless the following conditions apply:

1.
Geneva’s Investment Strategy Group has decided to override the Glass-Lewis vote recommendation for a client based on its own determination that the client would best be served with a vote contrary to the Glass-Lewis

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recommendation. Such decision will be documented by Geneva and communicated to Glass-Lewis; or

2.
Glass-Lewis does not provide a vote recommendation, in which case Geneva will independently determine how a particular issue should be voted. In these instances,

Geneva, through its Investment Strategy Group, will document the reason(s) used in determining a vote and communicate Geneva’s voting instruction to Glass-Lewis.

As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Investment Strategy Group is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon is so significant that it materially outweighs the loss in lending revenue that would result from recalling the security (i.e., if there is a controversial upcoming merger or acquisition that may have a significant impact on the value of the security or some other similarly significant matter), Geneva will attempt to recall the security for voting.

CONFLICTS OF INTEREST

Unless Geneva votes a proxy proposal pursuant to paragraph 1 or 2 under the section entitled “General Voting Guidelines,” Geneva does not address material conflicts of interest that could arise between Geneva and its clients. Since Geneva relies on Glass-Lewis to cast proxy votes independently, pursuant to the Guidelines, Geneva has determined that any potential conflict of interest between Geneva and its clients is adequately mitigated.

However, when Geneva is involved in making the determination as to how a particular proxy ballot will be voted pursuant to paragraph 1 or 2 under General Voting Guidelines, above, the analyst for the company in question will refer the matter to the Investment Strategy Group. The Investment Strategy Group will consider any applicable business conflicts between Geneva and the company or other facts and circumstances that may give rise to a conflict of interest on the part of Geneva, because of a business relationship between Geneva and the company, or otherwise. The Investment Strategy Group will determine whether the proxy may be voted by Geneva, whether to seek legal advice, or whether to refer the proxy to the Client (or another fiduciary of the Client) for voting purposes.

Additionally, Glass-Lewis monitors its conflicts of interest in voting proxies and has provided the firm a written summary report of its due diligence compliance process. Geneva has reviewed such report and will review updates from time to time to determine whether Glass-Lewis conflicts of interest may materially and adversely affect Geneva’s clients and, if so, whether any action should be taken as a result.

RECORD RETENTION

Geneva shall maintain the following records for a period of at least five years, to comply with Rule 204-2(c)(2) under the Investment Advisers Act of 1940:

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• Current and historical proxy voting polices and procedures, including Glass-Lewis Proxy Paper Voting Guidelines.

• Proxy statements received regarding client securities. Geneva may rely on Glass-Lewis to make and retain a copy of each proxy statement, provided that Geneva obtains an undertaking from Glass-Lewis to provide a copy of the proxy statement promptly upon request. Geneva may also rely on obtaining electronic statements from the SEC’s EDGAR system.

• Records of proxy votes cast on behalf of each client. Geneva may rely on Glass-Lewis to make and retain records of the votes cast, provided that Geneva obtains an undertaking from Glass- Lewis to provide a copy of the record promptly upon request.

• Records of client requests for proxy voting information, including a record of the information provided by Geneva;

Upon request, Clients shall be provided a copy of the voting record for their account and a copy of Geneva’s proxy voting policies and procedures, including the Glass-Lewis Proxy Paper Voting Guidelines.

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APPENDIX D

HENDERSON GLOBAL INVESTORS (NORTH AMERICA) INC.
Proxy Voting Policies and Procedures

Henderson Global Investors (North America) Inc. (“HGINA”) serves as investment adviser to several categories of clients with varying levels of equity security ownership.  HGINA attempts to vote proxies in the best interest of the firm’s clients.  HGINA’s policy with respect to certain accounts for which it has proxy voting authority is described below.

Delegation to HIML for certain series of Henderson Global Funds and certain International Equity accounts
HGINA has adopted HIML’s proxy voting policies (“HIML Policies”) contained in Appendices A through C of HIML Proxy Voting Policies and Procedures for certain series of Henderson Global Funds and International Equity Accounts for which it has proxy voting authority.
In the event that no predetermined HIML Policy exists, the Proxy Voting Committee will review the issue and direct how to vote the proxies as described below.

Proxy Committee
The Proxy Committee shall have three members, HGINA’s Corporate Secretary, HGINA’s Chief Compliance Officer and a representative from portfolio management, research or trading with knowledge regarding the relevant company.  Two members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote.  The chair of the Proxy Committee shall be chosen by the members of the Proxy Committee.  The Proxy Committee shall keep minutes of its meetings that shall be kept with the other corporate records of HGINA.

Proxy Committee meetings shall be called by the Chief Compliance Officer when override submissions are made and in instances when ISS has recused itself from a vote recommendation or where no predetermined HIML Policy exists.  In these situations, the Proxy Committee shall meet and determine how proxies are to be voted in the best interests of clients.  In determining how proxies should be voted, the Proxy Committee shall address conflict of interest issues as described below.

ISS Recusal or no HIML Policy
When ISS makes no recommendation on a proxy voting issue or where no predetermined HIML Policy exists, the Proxy Committee will review the issue and direct how to vote the proxies given the following general guidelines.  In general HGINA: (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures that impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance; and (5) believes that appropriate steps should be taken to ensure the independence of auditors.

Override of ISS Recommendation or HIML Policy
There may be occasions where the HGINA or HIML portfolios managers seek to override ISS’s recommendations or a HIML Policy if they believe that ISS’s recommendations or HIML Policy are not in accordance with the best interests of clients.  In the event that a portfolio manager disagrees with an ISS recommendation or HIML Policy on a particular voting issue, the portfolio manager shall document in writing the reasons that he/she believes that the ISS recommendation or HIML Policy is not in accordance with clients’ best interests and submit

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such written documentation to the HGINA Chief Compliance Officer for consideration by the Proxy Committee.  Upon review of the documentation and consultation with the portfolio manager and others as the Proxy Committee deems appropriate, the Proxy Committee may make a determination to override the ISS voting recommendation or HIML Policy if the Committee determines that it is in the best interests of clients and the Committee has addressed conflict of interest issues as discussed below.

Conflicts of Interest
For each director, officer and employee of HGINA (“HGINA person”), the interests of HGINA’s clients must come first, ahead of the interest of HGINA and any person within the HGINA organization, which includes HGINA’s affiliates.

Accordingly, each HGINA person must not put “personal benefit” whether tangible or intangible before the interests of clients of HGINA or otherwise take advantage of the relationship to HGINA’s clients.  “Personal benefit” includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of HGINA, as appropriate.  It is imperative that each of HGINA’s directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of HGINA’s clients.

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest.  A conflict of interest may also exist if HGINA has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote.  Any individual with knowledge of a conflict of interest relating to a particular referral item shall disclose that conflict to the Chief Compliance Officer.

The following are examples of situations where a conflict may exist:

•	Business Relationships – where HGINA manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;
•
Personal Relationships – where a HGINA person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships;

•
Familial Relationships – where a HGINA person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company); and

•
Fund Relationships – HGINA may have a conflict because of a relationship to fund shares held in client accounts (e.g., an entity who receives fees from a fund is solicited by the fund to increase those fees).

It is the responsibility of each director, officer and employee of HGINA to report any real or potential conflict of interest to the Chief Compliance Officer who shall present any such information to the Proxy Committee.  However, once a particular conflict has been reported to the Chief Compliance Officer, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict.

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In addition, all HGINA Proxy Voting Access Persons shall certify annually as to their compliance with this policy.  “Proxy Voting Access Person” means (i) any director or executive officer of HGINA; (ii) any employee or associated person (including contract employees) of HGINA who, in connection with his/her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of securities for the PMPs.  Any identified conflict of interest, whether personal or corporate, shall be communicated by the Chief Compliance Officer to the Proxy Committee.

Proxy Committee Meetings
When a Proxy Committee Meeting is called, whether because of an ISS recusal or where no predetermined HIML Policy exists or request for override of an ISS recommendation or HIML Policy, the Proxy Committee shall review the report of the Chief Compliance Officer as to whether any HGINA person has reported a conflict of interest.  In addition, the Chief Compliance Officer, or his designee, shall confirm by a review of the personal holdings reports submitted by HGINA persons whether any HGINA persons in the aggregate own 1% or more of a party interested in the proxy process’ equity securities and report such information to the Proxy Committee. The Proxy Committee shall review the information provided to it to determine if an actual conflict of interest exists and the minutes of the Proxy Committee shall (1) describe any conflict of interest, (2) discuss any procedure used to address such conflict of interest, (3) report any contacts from outside parties (other than routine communications from proxy solicitors, and (4) include confirmation that the recommendation as to how the proxies are to be voted is in the best interest of clients and was made without regard to any conflict of interest. Based on the above review, the Proxy Committee will direct how to vote the proxies.

International Securities
HGINA purchases or recommends the purchase for its clients of international securities (including ADRs), which may be subject to “share blocking” restrictions.  This means that shareholders who vote proxies are not able to trade in that company’s securities for a certain period of time on or around the shareholder meeting date.  In addition, voting certain international securities may involve unusual costs to the clients.  HGINA reserves the right not to vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply.

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HENDERSON GLOBAL FUNDS
PART C - OTHER INFORMATION

Item 28.                      Exhibits

(a)	(i)	Declaration of Trust is incorporated herein by reference to the Registrant’s Registration Statement filed on Form N-1A with the Securities and Exchange Commission (the “Commission”) on June 4, 2001.

(ii)
Written Instrument establishing and designating a Series and Class of Interests with respect to Henderson Strategic Income Fund (formerly Henderson Worldwide Income Fund) is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on September 29, 2003.

(iii)
Written Instrument establishing and designating a Class of Interests with respect to Henderson International Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on September 29, 2005.

(iv)
Written Instrument establishing and designating a Class of Interests with respect to Henderson Japan Focus Fund (formerly Henderson Japan-Asia Focus Fund) is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on January 31, 2006.

(v)
Written Instrument establishing and designating a Class of Interests with respect to Henderson Global Equity Income Fund and Henderson Global Leaders Fund (formerly Henderson Global Opportunities Fund) is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on November 28, 2006.

(vi)
Written Instrument establishing and designating a Class of Interests with respect to Henderson International All Cap Equity Fund (formerly Henderson International Equity Fund) is incorporated herein by reference to Post-Effective Amendment No. 26 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on January 31, 2008.

(vii)
Written Instrument Restating and Amending establishment and designation of series and classes of beneficial interest is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on November 26, 2008.

(viii)
Written Instrument establishing and designating a Class of Interests with respect to Henderson European Focus Fund, Henderson Global Equity Income Fund, Henderson Global Technology Fund and Henderson International Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on December 19, 2008.

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(ix)
Written Instrument establishing and designating a Class of Interests with respect to Henderson Money Market Fund is incorporated herein by reference to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on November 27, 2009.

(x)
Written Instrument establishing and designating a Class of Interests with respect to Henderson Emerging Markets Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 44 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on December 30, 2010.

(xi)
Written Instrument amending establishment and designatinga Class of Interests with respect to Henderson Emerging Markets Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 44 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on December 30, 2010.

(xii)
Written Instrument amending establishment and designatinga Class of Interests with respect to Henderson International All Cap Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 44 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on December 30, 2010.

(xiii)
Written Instrument abolishing a Class of Interests with respect to Henderson European Focus Fund, Henderson Global Equity Income Fund, Henderson Global Technology Fund and Henderson International Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on February 28, 2011.

(xiv)
Written Instrument establishing and designating a Class of Interests with respect to the Henderson All Asset Fund is incorporated herein by reference to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on March 26, 2012.

(xv)
Written Instrument establishing and designating a Class of Interests with respect to the Henderson Dividend Income Builder Fund is incorporated herein by reference to Post-Effective Amendment No. 64 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on July 27, 2012.

(xvi)
Written Instrument amending establishment and designating of series with respect to the Henderson Dividend & Income Builder Fund is incorporated herein by reference to Post-Effective Amendment No. 64 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on July 27, 2012.

(xvii)
Written Instrument redeeming all of the outstanding shares and abolishing Henderson International All Cap Equity Fund and Henderson Japan Focus Fund is incorporated herein by reference to Post-Effective Amendment No. 68 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on January 11, 2013.

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(xviii)	Written Instrument redeeming all of the outstanding shares and abolishing Henderson Money Market Fund is incorporated herein by reference to Post-Effective Amendment No. 68 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on January 11, 2013.

(xix)
Written Instrument establishing and designating a Class of Interests with respect to the Henderson High Yield Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on April 22, 2013.

(xx)
Written Instrument establishing and designation a Class of Interests with respect to the Henderson Unconstrained Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on December 19, 2013.

(xxi)
Written Instrument establishing and designation a Class of Interests with respect to the Henderson International Select Equity Fund and Henderson International Long/Short Fund is incorporated herein by reference to Post-Effective Amendment No. 81 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on September 23, 2014.

(xxii)
Written Instrument establishing and designation a Class of Interests with respect to the Henderson US Growth Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on October 17, 2014.

(xxii)
Written Instrument establishing and designation an additional Class of Interests with respect to the Henderson All Asset Fund, Henderson Dividend & Income Builder Fund, Henderson Emerging Markets Fund, Henderson European Focus Fund, Henderson Global Equity Income Fund, Henderson Global Technology Fund, Henderson High Yield Opportunities Fund, Henderson International Long/Short Equity Fund, Henderson International Opportunities Fund, Henderson International Select Equity Fund, Henderson Strategic Income Fund, Henderson Unconstrained Bond Fund and Henderson US Growth Opportunities Fund is filed herein.

(xxiii)
Written Instrument abolishing and eliminating a Class of Interests with respect to the Henderson All Asset Fund, Henderson Dividend & Income Builder Fund, Henderson Emerging Markets Fund, Henderson European Focus Fund, Henderson Global Equity Income Fund, Henderson Global Technology Fund, Henderson High Yield Opportunities Fund, Henderson International Long/Short Equity Fund, Henderson International Opportunities Fund, Henderson International Select Equity Fund, Henderson Strategic Income Fund, Henderson Unconstrained Bond Fund and Henderson US Growth Opportunities Fund is filed herein.

(b)
By-Laws dated May 11, 2001, as amended December 9, 2004 and December 14, 2007 is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on November 26, 2008.

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(c)	Not Applicable.

(d)	(i)
Investment Advisory Agreement by and between Registrant and Henderson Global Investors (North America) Inc. dated August 31, 2001 is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on November 22, 2002.

(a)
Amendment No. 1 dated as of June 1, 2011 to the Investment Advisory Agreement by and between Registrant and Henderson Global Investors (North America) Inc. dated August 31, 2001 is incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on May 27, 2011.

(b)
Amendment No. 2 dated as of March 30, 2012 to the Investment Advisory Agreement by and between Registrant and Henderson Global Investors (North America) Inc. dated August 31, 2001 is incorporated herein by reference to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on March 26, 2012.

(c)
Amendment No. 3 dated as of August 1, 2012 to the Investment Advisory Agreement by and between Registrant and Henderson Global Investors (North America) Inc. dated August 31, 2001 is incorporated herein by reference to Post-Effective Amendment No. 64 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on July 27, 2012.

(d)
Amendment No. 4 to the Investment Advisory Agreement by and between Registrant and Henderson Global Investors (North America) Inc. is incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on April 22, 2013.

(e)
Amendment No. 5 to the Investment Advisory Agreement by and between Registrant and Henderson Global Investors (North America) Inc. is incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on December 19, 2013.

(f)
Amendment No. 6 to the Investment Advisory Agreement by and between Registrant and Henderson Global Investors (North America) Inc. is incorporated herein by reference to Post-Effective Amendment No. 81 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on September 23, 2014.

(g)
Amendment No. 7 to the Investment Advisory Agreement by and between Registrant and Henderson Global Investors (North America) Inc. is incorporated herein by reference to Post-Effective Amendment No. 81 to

4

the Registrant’s Registration Statement filed on Form N-1A with the Commission on September 23, 2014.

(h)
Amendment No. 8 to the Investment Advisory Agreement by and between Registrant and Henderson Global Investors (North America) Inc. is incorporated herein by reference to Post-Effective Amendment No. 88 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on December 17, 2014.

(i)	Amendment No. 9 to the Investment Advisory Agreement by and between Registrant and Henderson Global Investors (North America) Inc. is filed herein.

(ii)
Sub-Advisory Agreement by and between Henderson Global Investors (North America) Inc. and Henderson Investment Management Limited dated August 31, 2001 is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on November 22, 2002.

(a)
Amendment No. 1 dated as of June 1, 2011 to the Investment Sub-Advisory Agreement by and between Henderson Global Investors (North America) Inc. and Henderson Investment Management Limited dated August 31, 2001 is incorporated herein by reference to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on March 26, 2012.

(b)
Amendment No. 2 dated as of December 15, 2011 to the Investment Sub-Advisory Agreement by and between Henderson Global Investors (North America) Inc. and Henderson Investment Management Limited dated August 31, 2001 is incorporated herein by reference to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on March 26, 2012.

(c)
Amendment No. 3 dated as of March 30, 2012 to the Investment Sub-Advisory Agreement by and between Henderson Global Investors (North America) Inc. and Henderson Investment Management Limited dated August 31, 2001 is incorporated herein by reference to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on March 26, 2012.

(d)
Amendment No. 4 dated as of August 1, 2012 to the Investment Sub-Advisory Agreement by and between Henderson Global Investors (North America) Inc. and Henderson Investment Management Limited dated August 31, 2001 is incorporated herein by reference to Post-Effective Amendment No. 64 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on July 27, 2012.

(e)
Amendment No. 5 to the Investment Sub-Advisory Agreement by and between Henderson Global Investors (North America) Inc. and Henderson Investment Management Limited is incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s

5

Registration Statement filed on Form N-1A with the Commission on December 19, 2013.

(f)
Amendment No. 6 to the Investment Sub-Advisory Agreement by and between Henderson Global Investors (North America) Inc. and Henderson Investment Management Limited is incorporated herein by reference to Post-Effective Amendment No. 81 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on September 23, 2014.

(g)	Amendment No. 7 to the Investment Sub-Advisory Agreement by and between Henderson Global Investors (North America) Inc. and Henderson Investment Management Limited is filed herein.

(iii)
Sub-Advisory Agreement by and between Henderson Global Investors (North America) Inc. and Geneva Capital Management is incorporated herein by reference to Post-Effective Amendment No. 88 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on December 17, 2014.

(e)	(i)
Distribution Agreement between Registrant and Foreside Fund Services, LLC dated March 31, 2009 is incorporated herein by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on March 26, 2009.

(a)
Amendment to Distribution Agreement between Registrant and Foreside Fund Services, LLC dated April 20, 2009 is incorporated hereby by reference to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on November 27, 2009.

(b)
Second Amendment to Distribution Agreement between Registrant and Foreside Fund Services, LLC dated November 30, 2009 is incorporated hereby by reference to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on November 27, 2009.

(c)
Third Amendment to Distribution Agreement between Registrant on behalf of Henderson Emerging Markets Opportunities Fund and Foreside Fund Services, LLC dated December 31, 2010 is incorporated herein by reference to Post-Effective Amendment No. 44 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on December 30, 2010.

(d)
Fourth Amendment to Distribution Agreement between Registrant and Foreside Fund Services, LLC dated April 30, 2011 is incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on May 27, 2011.

(e)	Fifth Amendment to Distribution Agreement between Registrant on behalf of Henderson All Asset Fund and Foreside Fund Services, LLC dated

6

March 30, 2012 is incorporated herein by reference to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on March 26, 2012.

(f)
Sixth Amendment to Distribution Agreement between Registrant on behalf of Henderson Dividend & Income Builder Fund and Foreside Fund Services, LLC dated August 1, 2012 is incorporated herein by reference to Post-Effective Amendment No. 64 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on July 27, 2012.

(g)
Seventh Amendment to Distribution Agreement between Registrant and Foreside Fund Services, LLC dated December 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on April 22, 2013.

(h)
Eighth Amendment to Distribution Agreement between Registrant on behalf of Henderson High Yield Opportunities Fund and Foreside Fund Services, LLC dated April 30, 2013 is incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on April 22, 2013.

(i)
Ninth Amendment to Distribution Agreement between Registrant and Foreside Fund Services, LLC dated October 30, 2013 is incorporated herein by reference to Post-Effective Amendment No. 76 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on November 26, 2013.

(j)
Tenth Amendment to Distribution Agreement between Registrant on behalf of Henderson High Unconstrained Bond Fund and Foreside Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on December 19, 2013.

(k)
Eleventh Amendment to Distribution Agreement between Registrant on behalf of Henderson International Select Equity Fund and Henderson International Long/Short Fund and Foreside Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 81 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on September 23, 2014.

(l)
Twelfth Amendment to Distribution Agreement between Registrant on behalf of Henderson US Growth Opportunities Fund and Foreside Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 88 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on December 17, 2014.

(m)
Thirteenth Amendment to Distribution Agreement between Registrant on behalf of each of the Henderson All Asset Fund, Henderson Dividend & Income Builder Fund, Henderson Emerging Markets Fund, Henderson European Focus Fund, Henderson Global Equity Income Fund,

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Henderson Global Technology Fund, Henderson High Yield Opportunities Fund, Henderson International Long/Short Equity Fund, Henderson International Opportunities Fund, Henderson International Select Equity Fund, Henderson Strategic Income Fund, Henderson Unconstrained Bond Fund and Henderson US Growth Opportunities Fund and Foreside Fund Services, LLC to be filed by subsequent amendment.

(ii)
Form of Dealer Agreement by and between Foreside Fund Services, LLC and dealer is incorporated herein by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on March 26, 2009.

(iii)
Form of Selling Group Member Agreement by and between Foreside Fund Services, LLC and intermediary is incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on August 29, 2008.

(f)	Not Applicable.

(g)	(i)
Custodian Agreement by and between Registrant and State Street Bank and Trust Company dated August 24, 2001 is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on November 22, 2002.

(ii)
Notice to Custodian Agreement by and between Registrant on behalf of Henderson Strategic Income Fund (formerly Henderson Worldwide Income Fund) and State Street Bank and Trust Company dated September 30, 2003 is incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on November 25, 2003.

(iii)
Notice to Custodian Agreement by and between Registrant on behalf of Henderson Japan Focus Fund (formerly Henderson Japan-Asia Focus Fund) and State Street Bank and Trust Company dated December 20, 2005 is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on January 31, 2006.

(iv)
Notice to Custodian Agreement by and between Registrant on behalf of Henderson Global Equity Income Fund, Henderson Global Leaders Fund (formerly Henderson Global Opportunities Fund) and Henderson Strategic Income Fund (formerly Henderson Worldwide Income Fund) and State Street Bank and Trust Company dated November 30, 2006 is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on November 28, 2006.

(v)
Notice to Custodian Agreement by and between Registrant on behalf of Henderson International All Cap Equity Fund (formerly Henderson International Equity Fund) and State Street Bank and Trust Company dated January 31, 2008 is incorporated herein by reference to Post-Effective Amendment No. 29 to the

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Registrant’s Registration Statement filed on Form N-1A with the Commission on August 29, 2008.

(vi)
Notice to Custodian Agreement by and between Registrant on behalf of Henderson Money Market Fund and State Street Bank and Trust Company dated April 8, 2009 is incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on April 30, 2009.

(vii)
Notice to Custodian Agreement by and between Registrant and State Street Bank and Trust Company dated December 7, 2009 is incorporated herein by reference to Post-Effective Amendment No. 38 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on March 1, 2010.

(viii)
Notice to Custodian Agreement by and between Registrant on behalf of Henderson Emerging Markets Opportunities Fund dated December 31, 2010 is incorporated herein by reference to Post-Effective Amendment No. 44 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on December 30, 2010.

(ix)
Notice to Custodian Agreement by and between Registrant on behalf of Henderson All Asset Fund and State Street Bank and Trust Company dated March 30, 2012 is incorporated herein by reference to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on March 26, 2012.

(x)
Notice to Custodian Agreement by and between Registrant on behalf of Henderson Dividend & Income Builder Fund and State Street Bank and Trust Company dated August 1, 2012 is incorporated herein by reference to Post-Effective Amendment No. 64 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on July 27, 2012.

(xi)
Notice to Custodian Agreement by and between Registrant on behalf of Henderson International All Cap Equity Fund, Henderson Japan Focus Fund and Henderson Money Market Fund is incorporated herein by reference to Post-Amendment No. 72 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on April 29, 2013.

(xii)
Notice to Custodian Agreement by and between Registrant on behalf of the Henderson High Yield Opportunities Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on April 22, 2013.

(xiii)
Notice to Custodian Agreement by and between Registrant on behalf of the Henderson World Select Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 76 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on November 26, 2013.

9

(xiv)
Notice to Custodian Agreement by and between Registrant on behalf of the Henderson Unconstrained Bond Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on December 19, 2013.

(xv)
Notice to Custodian Agreement by and between Registrant on behalf of the Henderson International Select Equity Fund and Henderson International Long/Short Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 81 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on September 23, 2014.

(xvi)
Notice to Custodian Agreement by and between Registrant on behalf of the Henderson US Growth Opportunities Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 88 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on December 17, 2014.

(h)	(i)
Administration Agreement by and between Registrant and State Street Bank and Trust Company dated August 31, 2001 is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on November 22, 2002.

(a)
Notice to Administration Agreement by and between Registrant on behalf of Henderson Strategic Income Fund (formerly Henderson Worldwide Income Fund) and State Street Bank and Trust Company dated September 30, 2003 is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on February 13, 2004.

(b)
Notice to Administration Agreement by and between Registrant on behalf of Henderson Japan Focus Fund (formerly Henderson Japan-Asia Focus Fund) and State Street Bank and Trust Company dated December 20, 2005 is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on January 31, 2006.

(c)
Notice to Administration Agreement by and between Registrant on behalf of Henderson Global Equity Income Fund, Henderson Global Leaders Fund (formerly Henderson Global Opportunities Fund) and Henderson Strategic Income Fund (formerly Henderson Worldwide Income Fund) and State Street Bank and Trust Company dated November 30, 2006 is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on November 28, 2006.

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(d)
Notice to Administration Agreement by and between Registrant on behalf of Henderson International All Cap Equity Fund (formerly Henderson International Equity Fund) and State Street Bank and Trust Company dated January 31, 2008 is incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on August 29, 2008.

(e)
Notice to Administration Agreement by and between Registrant on behalf of Henderson Money Market Fund and State Street Bank and Trust Company dated April 8, 2009 is incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on April 30, 2009.

(f)
Notice to Administration Agreement by and between Registrant and State Street Bank and Trust Company dated December 7, 2009 is incorporated herein by reference to Post-Effective Amendment No. 38 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on March 1, 2010.

(g)
Notice to Administration Agreement by and between Registrant on behalf of Henderson Emerging Markets Opportunities Fund and State Street Bank and Trust Company dated December 31, 2010 is incorporated herein by reference to Post-Effective Amendment No. 44 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on December 30, 2010.

(h)
Notice to Administraiton Agreement by and between Registrant on behalf of Henderson All Asset Fund and State Street Bank and Trust Company dated March 30, 2012 is incorporated herein by reference to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on March 26, 2012.

(i)
Notice to Administration Agreement by and between Registrant on behalf of Henderson Dividend & Income Builder Fund and State Street Bank and Trust Company dated August 1, 2012 is incorporated herein by reference to Post-Effective Amendment No. 64 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on July 27, 2012.

(j)
Notice to Administration Agreement by and between Registrant on behalf of on behalf of Henderson International All Cap Equity Fund, Henderson Japan Focus Fund and Henderson Money Market Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Amendment No. 72 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on April 29, 2013.

(k)
Notice to Administration Agreement by and between Registrant on behalf of Henderson High Yield Opportunities Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on April 22, 2013.

11

(l)
Notice to Administration Agreement by and between Registrant on behalf of on behalf of Henderson International All Cap Equity Fund, Henderson Japan Focus Fund and Henderson Money Market Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Amendment No. 72 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on April 29, 2013.

(m)
Notice to Administration Agreement by and between Registrant on behalf of Henderson World Select Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 76 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on November 26, 2013.

(n)
Notice to Administration Agreement by and between Registrant on behalf of Henderson Unconstrained Bond Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on December 19, 2013.

(o)
Notice to Administration Agreement by and between Registrant on behalf of Henderson International Select Equity Fund and Henderson International Long/Short Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 81 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on September 23, 2014.

(p)
Notice to Administration Agreement by and between Registrant on behalf of Henderson US Growth Opportunities Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 88 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on December 17, 2014.

(ii)
Transfer Agency and Service Agreement by and between Registrant and State Street Bank and Trust Company dated September 1, 2001 is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on November 22, 2002.

(a)
Amendment to Transfer Agency and Service Agreement by and between Registrant and State Street Bank and Trust Company dated March 18, 2003 is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on September 29, 2003.

(b)
Notice to Transfer Agency and Service Agreement by and between Registrant on behalf of Henderson Strategic Income Fund (formerly Henderson Worldwide Income Fund) and State Street Bank and Trust Company dated September 30, 2003 is incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on November 25, 2003.

12

(c)
Amendment to Transfer Agency and Service Agreement by and between Registrant and State Street Bank and Trust Company dated September 30, 2004 is incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on November 29, 2004.

(d)
Notice to Transfer Agency and Service Agreement by and between Registrant on behalf of Henderson Japan Focus Fund (formerly Henderson Japan-Asia Focus Fund) and State Street Bank and Trust Company dated December 20, 2005 is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on January 31, 2006.

(e)
Notice to Transfer Agency and Service Agreement by and between Registrant on behalf of Henderson Global Equity Income Fund, Henderson Global Leaders Fund (formerly Henderson Global Opportunities Fund) and Henderson Strategic Income Fund (formerly Henderson Worldwide Income Fund) and State Street Bank and Trust Company dated November 30, 2006 is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on November 28, 2006.

(f)
Amendment to Transfer Agency and Service Agreement by and between Registrant and State Street Bank and Trust Company dated July 1, 2006 is incorporated herein by reference to Post-Effective Amendment No. 20 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on September 15, 2006.

(g)
Notice to Transfer Agency and Service Agreement by and between Registrant on behalf of Henderson International All Cap Equity Fund (formerly Henderson International Equity Fund) and State Street Bank and Trust Company dated January 31, 2008 is incorporated herein by reference to Post-Effective Amendment No. 26 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on January 31, 2008.

(h)
Notice to Transfer Agency and Service Agreement by and between Registrant on behalf of Henderson Money Market Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on April 30, 2009.

(i)
Notice to Transfer Agency and Service Agreement by and between Registrant and State Street Bank and Trust Company dated December 7, 2009 is incorporated herein by reference to Post-Effective Amendment No. 38 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on March 1, 2010.

(j)	Notice to Transfer Agency and Service Agreement by and between Registrant on behalf of Henderson Emerging Markets Opportunities Fund

13

and State Street Bank and Trust Company dated January 19, 2011 is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on February 28, 2011.

(k)
Notice to Transfer Agency and Service Agreement by and between Registrant on behalf of Henderson All Asset Fund and State Street Bank and Trust Company dated March 30, 2012 is incorporated herein by reference to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on March 26, 2012.

(l)
Notice to Transfer Agency and Service Agreement by and between Registrant on behalf of Henderson Dividend & Income Builder Fund and State Street Bank and Trust Company dated August 1, 2012 is incorporated herein by reference to Post-Effective Amendment No. 64 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on July 27, 2012.

(m)
Notice to Transfer Agency and Service Agreement by and between the Registrant on behalf of Henderson International All Cap Equity Fund, Henderson Japan Focus Fund and Henderson Money Market Fund is incorporated herein by reference to Post-Amendment No. 72 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on April 29, 2013.

(n)
Notice to Transfer Agency and Service Agreement by and between Registrant on behalf of Henderson High Yield Opportunities Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on April 22, 2013.

(o)
Notice to Transfer Agency and Service Agreement by and between Registrant on behalf of Henderson World Select Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 76 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on November 26, 2013.

(q)
Notice to Transfer Agency and Service Agreement by and between Registrant on behalf of Henderson Unconstrained Bond Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on December 19, 2013.

(r)
Notice to Transfer Agency and Service Agreement by and between Registrant on behalf of Henderson International Select Equity Fund and Henderson International Long/Short Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 81 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on September 23, 2014.

14

(s)	Notice to Transfer Agency and Service Agreement by and between Registrant on behalf of Henderson US Growth Opportunities Fund and State Street Bank and Trust Company to be filed by amendment.

(iii)
Amended and Restated Expense Limitation Agreement dated August 31, 2001, as amended and restated November 4, 2002, June 9, 2005, June 9, 2006 and September 18, 2012 by and between Henderson Global Investors (North America) Inc. and the Registrant, on behalf of the Henderson European Focus Fund is incorporated herein by reference to Post-Effective Amendment No. 66 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on November 28, 2012.

(iv)
Amended and Restated Expense Limitation Agreement dated August 31, 2001, as amended and restated November 4, 2002, June 9, 2005; June 9, 2006 and September 18, 2012 by and between Henderson Global Investors (North America) Inc. and the Registrant, on behalf of the Henderson Global Technology Fund is incorporated herein by reference to Post-Effective Amendment No. 66 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on November 28, 2012.

(v)
Amended and Restated Expense Limitation Agreement dated August 31, 2001, as amended and restated November 4, 2002, June 9, 2005, June 9, 2006 and September 18, 2012 by and between Henderson Global Investors (North America) Inc. and the Registrant, on behalf of the Henderson International Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 66 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on November 28, 2012.

(vi)
Amended and Restated Expense Limitation Agreement by and between Henderson Global Investors (North America) Inc. and the Registrant, on behalf of the Henderson Strategic Income Fund (formerly Henderson Worldwide Income Fund) dated June 1, 2011 is incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on May 27, 2011.

(vii)
Amended and Restated Expense Limitation Agreement by and between Henderson Global Investors (North America) Inc. and the Registrant, on behalf of the Henderson Japan Focus Fund (formerly Henderson Japan-Asia Focus Fund) dated June 1, 2011 is incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on May 27, 2011.

(viii)
Amended and Restated Expense Limitation Agreement by and between Henderson Global Investors (North America) Inc. and the Registrant, on behalf of the Henderson Global Equity Income Fund and Henderson Global Leaders Fund (formerly Henderson Global Opportunities Fund) dated June 1, 2011 is incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on May 27, 2011.

15

(ix)
Amended and Restated Expense Limitation Agreement dated January 31, 2008, as amended and restated September 18, 2012 by and between Henderson Global Investors (North America) Inc. and the Registrant, on behalf of the Henderson International All Cap Equity Fund (formerly Henderson International Equity Fund) is incorporated herein by reference to Post-Effective Amendment No. 66 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on November 28, 2012.

(x)
Amended and Restated Expense Limitation Agreement dated April 20, 2009, as amended September 18, 2012 by and between Henderson Global Investors (North America) Inc. and the Registrant, on behalf of the Henderson Money Market Fund is incorporated herein by reference to Post-Effective Amendment No. 66 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on November 28, 2012.

(xi)
Amended and Restated Expense Limitation Agreement dated December 10, 2010, as amended September 18, 2012 by and between Henderson Global Investors (North America) Inc. and the Registrant, on behalf of the Henderson Emerging Markets Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 66 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on November 28, 2012.

(xii)
Fee Waiver and Expense Limitation Agreement by and between Henderson Global Investors (North America) Inc. and the Registrant, on behalf of the Henderson All Asset Fund dated March 30, 2012 is incorporated herein by reference to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on March 26, 2012.

(xiii)
Form of Participation Agreement by and between Registrant regarding Henderson All Asset Fund and an underlying trust and its underlying series is incorporated herein by reference to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on March 26, 2012.

(xiv)
Amended and Restated Expense Limitation Agreement dated August 1, 2012, as amended September 18, 2012 by and between Henderson Global Investors (North America) Inc. and the Registrant, on behalf of the Henderson Dividend & Income Builder Fund is incorporated herein by reference to Post-Effective Amendment No. 66 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on November 28, 2012.

(xv)
Expense Limitation Agreement dated April 30, 2013, by and between Henderson Global Investors (North America) Inc. and the Registrant, on behalf of the Henderson High Yield Opportunities Fund is incorporated herein by reference to Post-Amendment No. 72 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on April 29, 2013.

(xvi)
Expense Limitation Agreement dated December 18, 2013, by and between Henderson Global Investors (North America) Inc. and the Registrant, on behalf of the Henderson Unconstrained Bond Fund is incorporated herein by reference to

16

Post-Effective Amendment No. 78 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on December 19, 2013.

(xvii)
Expense Limitation Agreement dated September 30, 2014, by and between Henderson Global Investors (North America) Inc. and the Registrant, on behalf of the Henderson International Select Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 81 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on September 23, 2014.

(xviii)
Amended and Restated Expense Limitation Agreement dated December 10, 2010, as amended October 31, 2014 by and between Henderson Global Investors (North America) Inc. and the Registrant, on behalf of the Henderson Emerging Markets Opportunities Fund is incorporated by reference to Post-Effective Amendment No. 86 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on November 28, 2014.

(xix)
Amended and Restated Expense Limitation Agreement dated March 30, 2012, as amended October 31, 2014 by and between Henderson Global Investors (North America) Inc. and the Registrant, on behalf of the Henderson All Asset Fund is incorporated by reference to Post-Effective Amendment No. 86 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on November 28, 2014.

(xx)
Amended and Restated Expense Limitation Agreement dated August 1, 2012, as amended October 31, 2014 by and between Henderson Global Investors (North America) Inc. and the Registrant, on behalf of the Henderson Dividend & Income Builder Fund is incorporated by reference to Post-Effective Amendment No. 86 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on November 28, 2014.

(xxi)
Expense Limitation Agreement by and between Henderson Global Investors (North America) Inc. and the Registrant, on behalf of the Henderson International Long/Short Equity Fund is incorporated by reference to Post-Effective Amendment No. 87 to the Registrant’s Registration Statement filed on Form

N-1A with the Commission on December 8, 2014.

(xxii)
Expense Limitation Agreement by and between Henderson Global Investors (North America) Inc. and the Registrant, on behalf of the Henderson US Growth Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 88 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on December 17, 2014.

(i)	(i)
Opinion and consent of counsel is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on November 22, 2002.

(ii)
Opinion and consent of counsel with respect to Henderson Strategic Income Fund (formerly Henderson Worldwide Income Fund) is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on September 29, 2003.

17

(iii)
Opinion and consent of counsel with respect to Henderson International Opportunities Fund Class R shares is incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on September 29, 2005.

(iv)
Opinion and consent of counsel with respect to Henderson Japan Focus Fund (formerly Henderson Japan-Asia Focus Fund) is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on January 31, 2006.

(v)
Opinion and consent of counsel with respect to Henderson Global Equity Income Fund and Henderson Global Leaders Fund (formerly Henderson Global Opportunities Fund) is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on November 28, 2006.

(vi)
Opinion and consent of counsel with respect to Henderson International All Cap Equity Fund (formerly Henderson International Equity Fund) is incorporated herein by reference to Post-Effective Amendment No. 26 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on January 31, 2008.

(vii)
Opinion and consent of counsel with respect to Class A, Class B, Class C and Class Z shares for Henderson Money Market Fund is incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on April 20, 2009.

(viii)
Opinion and consent of counsel with respect to Class W shares for Henderson European Focus Fund, Henderson Global Equity Income Fund, Henderson Global Technology Fund and Henderson International Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on March 26, 2009.

(ix)
Opinion and consent of counsel with respect to Class A, Class C and Class I shares for Henderson Emerging Markets Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 44 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on December 30, 2010.

(x)
Opinion and consent of counsel with respect to Clas A and Class C shares of the Henderson International All Cap Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 44 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on December 30, 2010.

(xi)
Opinion and consent of counsel with respect to Class I shares of the Henderson Strategic Income Fund (formerly Henderson Worldwide Income Fund) is incorporated herein by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on April 28, 2011.

18

(xii)
Opinion and consent of counsel with respect to Class I shares of the Henderson Global Leaders Fund (formerly Henderson Global Opportunitites Fund) and Henderson Japan Focus Fund (formerly Japan-Asia Focus Fund) is incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on May 27, 2011.

(xiii)
Opinion and consent of counsel with respect to Class A, Class C and Class I shares of the Henderson All Asset Fund is incorporated herein by reference to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on March 26, 2012.

(xiv)
Opinion and consent of counsel with respect to Class A, Class C and Class I shares of the Henderson Dividend & Income Builder Fund is incorporated herein by reference to Post-Effective Amendment No. 64 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on July 27, 2012.

(xv)
Opinion and consent of counsel with respect to the Henderson High Yield Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on April 22, 2013.

(xvi)
Opinion and consent of counsel with respect to the Henderson Unconstrained Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on December 19, 2013.

(xvii)
Opinion and consent of counsel with respect to the Henderson International Select Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 81 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on September 23, 2014.

(xviii)
Opinion and consent of counsel with respect to the Henderson International Long/Short Equity Fund is incorporated by reference to Post-Effective Amendment No. 87 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on December 8, 2014.

(xix)
Opinion and consent of counsel with respect to the Henderson US Growth Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 88 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on December 17, 2014.

(j)	Consent of Independent Registered Public Accounting Firm is filed herein.

(k)	Not Applicable.

(l)	(i)
Subscription Agreement dated August 30, 2001 is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on November 22, 2002.

19

(ii)
Subscription Agreement dated September 24, 2003 for Henderson Strategic Income Fund (formerly Henderson Worldwide Income Fund) is incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on November 25, 2003.

(iii)
Subscription Agreement dated January 26, 2006 for Henderson Japan Focus Fund (formerly Henderson Japan-Asia Focus Fund) is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on January 31, 2006.

(iv)
Subscription Agreement dated November 30, 2006 for Henderson Global Equity Income Fund and Henderson Global Leaders Fund (formerly Henderson Global Opportunities Fund) is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on November 28, 2006.

(v)
Subscription Agreement dated January 31, 2008 for the Henderson International All Cap Equity Fund (formerly Henderson International Equity Fund) is incorporated herein by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement is incorporated herein by reference to Post-Effective Amendment No. 26 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on January 31, 2008.

(vi)
Subscription Agreement dated April 20, 2009 for the Henderson Money Market Fund is incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on April 20, 2009.

(vii)
Subscription Agreement dated December 10, 2010 for the Henderson Emerging Markets Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 44 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on December 30, 2010.

(viii)
Subscription Agreement dated March 30, 2012 for the Henderson All Asset Fund is incorporated herein by reference to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on March 26, 2012.

(ix)
Subscription Agreement dated August 1, 2012 for the Henderson Dividend & Income Builder Fund is incorporated herein by reference to Post-Effective Amendment No. 64 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on July 27, 2012.

(x)
Subscription Agreement for the Henderson High Yield Opportunities Fund is incorporated herein by reference to Post-Amendment No. 72 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on April 29, 2013.

(xi)	Subscription Agreement for the Henderson Unconstrained Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 78 to the

20

Registrant’s Registration Statement filed on Form N-1A with the Commission on December 19, 2013.

(xii)
Subscription Agreement for the Henderson Unconstrained Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on December 19, 2013.

(xiii)
Subscription Agreement for the Henderson Unconstrained Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on December 19, 2013.

(xiv)
Subscription Agreement for the Henderson International Select Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 81 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on September 23, 2014.

(xv)
Subscription Agreement for the Henderson International Long/Short Equity Fund is incorporated by reference to Post-Effective Amendment No. 87 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on December 8, 2014.

(xvi)
Form of Subscription Agreement for the Henderson US Growth Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 88 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on December 17, 2014.

(m)
Rule 12b-1 Plan dated August 21, 2001, as amended December 13, 2001, June 9, 2005, December 20, 2005, November 1, 2006, July 15, 2008, April 8, 2009, December 10, 2010, March 30, 2012, June 15, 2012, March 21, 2013, December 18, 2013, September 17, 2014, and December 17, 2014 is incorporated herein by reference to Post-Effective Amendment No. 88 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on December 17, 2014.

(n)
Multi-Class Plan dated August 21, 2001, as amended March 19, 2004, June 9, 2005, December 20, 2005, November 1, 2006, December 12, 2008, April 8, 2009, June 24, 2009, June 15, 2010, December 10, 2010, February 3, 2011, March 30, 2012, June 15, 2012, March 21, 2013, December 18, 2013, September 17, 2014, December 17, 2014, and June 17, 2015 and September 30, 2015 is filed herein.

(o)	Reserved.

(p)	(i)
Code of Ethics of Registrant, Henderson Global Investors (North America) Inc. and Henderson Investment Management Ltd dated August 20, 2001 with amendments to be effective January 1, 2012 is incorporated herein by reference to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on March 26, 2012.

21

(ii)
Code of Ethics of Geneva Capital Management is incorporated herein by reference to Post-Effective Amendment No. 88 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on December 17, 2014.

(q)	(i)
Power of Attorney for Mr. Gerst is incorporated hereby by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on October 1, 2010.

(ii)
Power of Attorney for Mr. Atkinson is incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on April 1, 2011.

(iii)
Power of Attorney for Ms. Lamb is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on July 11, 2014.

(iv)
Power of Attorney for Mr. Peck is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement filed on Form N-1A with the Commission on July 11, 2014.

Item 29. Persons Controlled by or under Common Control with Registrant.

Not Applicable.

Item 30. Indemnification

Article V. Section 5.2 or the Registrant’s Declaration of Trust provides that the Trust shall indemnify each of its Trustees, officers, employees, and agents (including Persons who serve at its request as directors, officers or trustees of another organization in which it has any interest, as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he or she may be involved or with which he or she may be threatened, while in office or thereafter, by reason of his or her being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties; provided, however, that as to any matter disposed of by a compromise payment by such Person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct or by a reasonable determination, based upon a review of the facts, that such Person was not liable by reason of such conduct, by (a) the vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) a written opinion from independent legal counsel approved by the Trustees.  The rights accruing to any Person under these provisions shall not exclude any other right to which he or she may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he or she may be

22

otherwise entitled except out of the Trust Property.  The Trustees may make advance payments in connection with indemnification under this Section 5.2, provided that the indemnified Person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he or she is not entitled to such indemnification.  All payments shall be made in compliance with Section 17(h) of the 1940 Act.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to Trustees, Officers and controlling persons of the Registrant by the Registrant pursuant to the Trust's Declaration of Trust, its By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such Trustees, officers or controlling persons in connection with shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Registrant has obtained insurance coverage for its Trustees and officers.

Item 31. Business and Other Connections of Investment Adviser

Henderson Global Investors (North America) Inc. (the “Adviser”) serves as the investment adviser of the Registrant and other institutional investors and individual investors.  Henderson Investment Management Limited (“Henderson”) serves as the investment subadviser of the Registrant and other investment companies and institutional investors.  The principal executive officers of the investment adviser and subadviser and their positions with the investment adviser and subadviser are:

Name	Position with Adviser
James G. O’Brien	Managing Director/President
Scott Volk	Chief Operating Officer
Ken Kalina	Chief Compliance Officer/Vice President
Christopher K. Yarbrough	Secretary

Name	Position with Henderson
Yinka Osindero	Chief Compliance Officer
Richard McNamara	Director

For further information relating to the Adviser’s and Henderson’s officers, reference is made to Form ADV filed under the Investment Advisers Act of 1940 by Henderson Global Investors (North America) Inc. - SEC File No. 801-47202; and Henderson Investment Management Ltd. - SEC File No. 801-55577.

Geneva Capital Management Ltd. (“Geneva Capital”) is the investment sub-adviser of Henderson US Growth Opportunities Fund. Geneva Capital is a registered investment adviser organized as a Wisconsin corporation.  The principal business address of Geneva Capital is 100 E. Wisconsin Ave, Suite 2550, Milwaukee, WI 53202.

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To the knowledge of Registrant, none of the directors or officers of Geneva Capital, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

Listed below are the directors and certain principal executive officers of Geneva Capital, their principal occupations and for any other business, profession, vocation, or employment of a substantial nature engaged in by such directors and officers:

Name	Position with Geneva Capital	Principal Occupation
Amy S. Croen	Director and Managing Principal	Director, Co-President and Portfolio Manager of Geneva Capital since 1987.
Michelle J. Picard	Director and Managing Principal	Director, Executive Vice President and Portfolio Manager of Geneva Capital since 2010.
William A. Priebe	Director and Managing Principal	Same
William Scott Priebe	Director and Managing Principal	Director, Executive Vice President and Portfolio Manager of Geneva Capital since 2010.
Kris Amborn	Chief Operating Officer and Chief Compliance Officer	Chief Operating Officer and Chief Compliance Officer of Geneva Capital since 2011.

For further information relating to Geneva Capital’s officers, reference is made to Form ADV filed under the Investment Advisers Act of 1940 by Geneva Capital-SEC File No. 801-28444.

Item 32.  Principal Underwriters.

(a)	Foreside Fund Services, LLC, the Registrant’s underwriter, serves as underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

Absolute Shares Trust
AdvisorShares Trust
American Beacon Funds
American Beacon Select Funds
Ark ETF Trust
Avenue Mutual Funds Trust
BP Capital TwinLine Energy Fund, Series of Professionally Managed Portfolios
BP Capital TwinLine MLP Fund, Series of Professionally Managed Portfolios
Bridgeway Funds, Inc.
Broadmark Funds
Calamos ETF Trust
Cane Alternative Strategies Fund, Series of Northern Lights Fund Trust III
Capital Innovations Global Agri, Timber, Infrastructure Fund, Series of Investment Managers Series Trust
Carlyle Select Trust

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Center Coast MLP Focus Fund, Series of Investment Managers Series Trust
Context Capital Funds
Direxion Shares ETF Trust
Evanston Alternative Opportunities Fund
Exchange Traded Concepts Trust II
FlexShares Trust
Forum Funds
Forum Funds II
FQF Trust
FSI Low Beta Absolute Return Fund
Gottex Trust
Henderson Global Funds
Horizon Spin-off and Corporate Restructuring Fund, Series of Investment Managers Series Trust (f/k/a Liberty Street Horizon Fund)
Horizons ETF Trust
Infinity Core Alternative Fund
Ironwood Institutional Multi-Strategy Fund LLC
Ironwood Multi-Strategy Fund LLC
Manor Investment Funds
Nomura Partners Funds, Inc.
Outlook Funds Trust
Palmer Square Opportunistic Income Fund
Performance Trust Mutual Funds, Series of Trust for Professional Managers
Pine Grove Alternative Fund
Pine Grove Alternative Institutional Fund
Plan Investment Fund, Inc.
PMC Funds, Series of Trust for Professional Managers
Precidian ETFs Trust
Quaker Investment Trust
Renaissance Capital Greenwich Funds
RevenueShares ETF Trust
Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
Salient MF Trust
SharesPost 100 Fund LLC
Sound Shore Fund, Inc.
Steben Alternative Investment Funds
Steben Select Multi-Strategy Fund
The Pennant 504 Fund
The Roxbury Funds
Toroso Newfound Tactical Allocation Fund, Series of Investment Managers Series Trust
Turner Funds
West Loop Realty Fund, Series of Investment Managers Series Trust (f/k/a Chilton Realty Income & Growth Fund)
Wintergreen Fund, Inc.

(b)
The following officers and managers of Foreside Fund Services, LLC, the Registrant’s underwriter, hold the following positions with the Registrant.  Their main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

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Name	Address	Position with Underwriter	Position with Registrant
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	President and Manager	None
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President, Treasurer and Manager	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Chief Compliance Officer and Vice President	None
Lisa S. Clifford	Three Canal Plaza, Suite 100, Portland, ME 04101	Director of Compliance and Vice President	None
Nishant Bhatnagar	Three Canal Plaza, Suite 100, Portland, ME 04101	Assistant Secretary	None

(c)	Not Applicable.

Item 33. Location of Accounts and Records

The account books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of:

(a)	Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611 (records as investment adviser);

(b)	Henderson Investment Management Ltd., 201 Bishopsgate, London UK EC2M 3AE (records as investment subadviser);

(c)	Geneva Capital Management Ltd., 100 E. Wisconsin Ave, Suite 2550, Milwaukee, WI 53202 (records as investment subadviser);

(d)	State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111 (records as administrator and custodian);

(e)	Boston Financial Data Services, 1250 Hancock Street, Presidents Place, Suite 300N, Quincy, MA 02169 (records as transfer agent); and

(f)	Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101 (records as distributor).

Item 34. Management Services

The Registrant has no management related service contract which is not discussed in Part A or Part B of this form.

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Item 35. Undertakings

Not Applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 93 to the Registration Statement meets all the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 93 and Amendment No. 95 under the Investment Company Act of 1940, as amended to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, and State of Illinois, on the 27th day of November, 2015.

HENDERSON GLOBAL FUNDS

By:       /s/ James G. O’Brien
President

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

By:	/s/ C. Gary Gerst*	Trustee	November 27, 2015
C. Gary Gerst

By:	/s/ James W. Atkinson*	Trustee	November 27, 2015
James W. Atkinson

By:	/s/ Baraba L. Lamb*	Trustee	November 27, 2015
Baraba L. Lamb

By:	/s/ J. Marshall Peck*	Trustee	November 27, 2015
J. Marshall Peck

By:	/s/ James G. O’Brien	Trustee and President	November 27, 2015
	James G. O’Brien	(principal executive officer)

By:	/s/ Charles Thompson II	Trustee and Vice President	November 27, 2015
Charles Thompson II

By:	/s/ Troy Statczar	Treasurer	November 27, 2015
	Troy Statczar	(principal financial officer/principal accounting officer)

*By:	/s/ James G. O’Brien
James G. O’Brien

* Pursuant to powers of attorney

HENDERSON GLOBAL FUNDS

EXHIBIT INDEX

Exhibit Number	Exhibit
(a)(xxii)	Written Instrument establishing and designation an additional Class of Interests
(a)(xxiii)	Written Instrument abolishing and eliminating a Class of Interests
(d)(i)(i)	Amendment No. 9 to the Investment Advisory Agreement
(d)(ii)(g)	Amendment No. 7 to the Investment Sub-Advisory Agreement
(j)	Consent of Independent Registered Public Accounting Firm
(n)	Multi-Class Plan